UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06463

AIM International Mutual Funds (Invesco International Mutual Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000    Houston, Texas 77046

(Address of principal executive offices)    (Zip code)

Sheri Morris    11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	10/31

Date of reporting period:	10/31/20

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report to Shareholders	October 31, 2020

Invesco Advantage International Fund
Nasdaq:
A: QMGAX ∎ C: QMGCX ∎ R: QMGRX ∎ Y: QMGYX ∎ R5: GMAGX ∎ R6: QMGIX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

    Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

    In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

    As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Advantage International Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

     I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                      Invesco Advantage International Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Advantage International Fund (the Fund), at net asset value (NAV), outperformed the MSCI All Country World ex USA Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.18%
Class C Shares	-0.85
Class R Shares	-0.28
Class Y Shares	0.09
Class R5 Shares	0.19
Class R6 Shares	0.28
MSCI All Country World ex USA Index▼*	-2.61
MSCI All Country World Index▼*	4.89
Source(s): ▼RIMES Technologies Corp.

* Effective February 28, 2020, the Fund changed its benchmark index from the MSCI All Country World Index to the MSCI All Country World ex USA Index. These changes were in connection with repositioning the Fund as an international equity fund.

Market conditions and your Fund

Effective February 28, 2020, the Fund changed its name from the Invesco Oppenheimer Global Multi-Asset Growth Fund to the Invesco Advantage International Fund. The Fund’s mandate also changed from a global, multi-asset growth fund to an international core equity fund. The Fund also changed benchmarks from the MSCI All Country World Index to the MSCI All Country World ex USA Index. During the four-month period ending February 28, 2020, prior to the mandate change, the Fund experienced outperformance versus the MSCI All Country World Index due to its relatively defensive positioning. At the start of the fiscal year, macroeconomic and geopolitical issues mostly abated providing a favorable backdrop for global equity returns. Central banks maintained accommodative policies and better economic data and signs of progress in US and China trade talks also supported global equities.

    During the eight-month period ending October 31, 2020, the Fund experienced underperformance versus the MSCI All Country World ex USA Index. The Fund was overweight momentum and quality factor exposures in both developed and emerging international equity regions during the eight-month period from March to October. Due to this defensive equity factor positioning, the Fund outperformed during the rapid drawdown in March, and lagged the new benchmark during the subsequent sharp rally. Initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Equity markets fell sharply in March as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the fiscal year, economic growth began to slow. This coincided with a resurgence in global infections with record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Global equity markets ended the fiscal year mixed, with emerging markets faring better than developed markets.

    Please note that our strategy utilizes derivative instruments that include futures, options, and total return swaps. Therefore,

some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Advantage International Fund.

Portfolio manager(s):

Mark Ahnrud

John Burrello

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

4                      Invesco Advantage International Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 8/27/15

1  Source: RIMES Technologies Corp.

*  Effective February 28, 2020, the Fund changed its benchmark index from the MSCI All Country World Index to the MSCI All Country World ex USA Index.

    These changes were in connection with repositioning the Fund as an international equity fund.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

5                      Invesco Advantage International Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges

Class A Shares
Inception (8/27/15)	3.30%
5 Years	2.81
1 Year	-5.63

Class C Shares
Inception (8/27/15)	3.67%
5 Years	3.21
1 Year	-1.83

Class R Shares
Inception (8/27/15)	4.20%
5 Years	3.74
1 Year	-0.28

Class Y Shares
Inception (8/27/15)	4.62%
5 Years	4.15
1 Year	0.09

Class R5 Shares
Inception (5/24/19)	4.53%
5 Years	4.08
1 Year	0.19

Class R6 Shares
Inception (8/27/15)	4.72%
5 Years	4.26
1 Year	0.28

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Global Multi-Asset Growth Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Global Multi-Asset Growth Fund. Note: The Fund was subsequently renamed the Invesco Advantage International Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

6                      Invesco Advantage International Fund

Invesco Advantage International Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World ex USA® Index (Net) is an index considered representative of developed and emerging stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The MSCI All Country World Index (Net) is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

7                      Invesco Advantage International Fund

Fund Information

Portfolio Composition
By sector	% of total net assets

Information Technology	11.84%
Health Care	11.23
Consumer Discretionary	10.65
Financials	9.25
Communication Services	8.49
Consumer Staples	7.40
Industrials	7.12
Materials	5.95
Utilities	2.49
Real Estate	2.30
Energy	2.02
Money Market Funds Plus Other Assets Less Liabilities	21.26

Top 10 Equity Holdings*
% of total net assets

1. Tencent Holdings Ltd.	2.21%
2. ASML Holding N.V.	1.95
3. Nestle S.A.	1.72
4. Roche Holding AG	1.70
5. Alibaba Group Holding Ltd., ADR	1.69
6. Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.59
7. Sea Ltd., ADR	0.99
8. Novo Nordisk A/S, Class B	0.94
9. CSL Ltd.	0.93
10. Adyen N.V.	0.92

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

8                      Invesco Advantage International Fund

Schedule of Investments

October 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests-76.41%

Australia-3.66%
BHP Group Ltd.	1,562	$37,560

BHP Group PLC	1,913	37,127

Brambles Ltd.	2,128	14,398

Coles Group Ltd.	2,645	33,086

CSL Ltd.	813	165,239

Fortescue Metals Group Ltd.	9,216	112,998

Glencore PLC(a)	2,979	6,021

Rio Tinto Ltd.	1,140	74,341

Rio Tinto PLC	1,562	88,517

Wesfarmers Ltd.	1,013	32,850

Woolworths Group Ltd.	1,702	45,815

		647,952

Belgium-0.36%
Anheuser-Busch InBev S.A./N.V.	923	47,931

UCB S.A.	155	15,252

		63,183

Brazil-2.35%
Ambev S.A.	1,900	4,033

B2W Cia Digital(a)	400	5,245

Banco Bradesco S.A., Preference Shares	6,220	21,854

Banco do Brasil S.A.	2,200	11,426

CCR S.A.	2,000	3,890

Cosan S.A.	400	4,530

Gerdau S.A., Preference Shares	1,900	7,222

Itau Unibanco Holding S.A., Preference Shares	1,200	4,910

Lojas Americanas S.A., Preference Shares	1,600	6,477

Lojas Renner S.A.	1,600	10,443

Magazine Luiza S.A.	2,800	12,019

Natura & Co. Holding S.A.	1,100	8,838

Petroleo Brasileiro S.A., Preference Shares	30,400	100,345

Raia Drogasil S.A.	1,000	4,193

Suzano S.A.(a)	400	3,489

Vale S.A.	14,000	147,736

WEG S.A.	4,500	59,470

		416,120

Chile-0.10%
Enel Americas S.A.	41,003	5,440

Falabella S.A.	4,165	11,418

		16,858

China-12.63%
AAC Technologies Holdings, Inc.	500	2,628

Agricultural Bank of China Ltd., H Shares	31,000	10,492

Alibaba Group Holding Ltd., ADR(a)	978	297,987

Alibaba Health Information Technology Ltd.(a)	10,000	26,316

Anhui Conch Cement Co. Ltd., H Shares	1,500	9,388

ANTA Sports Products Ltd.	1,000	11,011

	Shares	Value

China-(continued)
Baidu, Inc., ADR(a)	281	$37,387

Bank of China Ltd., H Shares	97,000	30,668

Bank of Communications Co. Ltd., H Shares	21,000	10,333

BeiGene Ltd., ADR(a)	26	7,710

Bilibili, Inc., ADR(a)	380	16,975

Brilliance China Automotive Holdings Ltd.	4,000	3,416

BYD Co. Ltd., H Shares	1,000	19,992

China CITIC Bank Corp. Ltd., H Shares	10,000	4,072

China Conch Venture Holdings Ltd.	1,000	4,459

China Construction Bank Corp., H Shares	158,000	109,085

China Everbright Bank Co. Ltd., H Shares	13,000	4,509

China Feihe Ltd.(b)	1,000	2,261

China Life Insurance Co. Ltd., H Shares	6,000	13,048

China Mengniu Dairy Co. Ltd.(a)	1,000	4,705

China Merchants Bank Co. Ltd., H Shares	2,500	13,006

China Minsheng Banking Corp. Ltd., H Shares	15,000	8,210

China Mobile Ltd.	9,500	57,813

China Overseas Land & Investment Ltd.	6,500	16,275

China Pacific Insurance (Group) Co. Ltd., H Shares	2,600	8,106

China Petroleum & Chemical Corp., H Shares	36,000	14,079

China Resources Beer Holdings Co. Ltd.	2,000	12,420

China Resources Cement Holdings Ltd.	2,000	2,612

China Resources Land Ltd.	2,000	8,146

China Taiping Insurance Holdings Co. Ltd.	3,600	5,433

China Tower Corp. Ltd., H Shares(b)	56,000	8,745

CITIC Securities Co. Ltd., H Shares	3,500	7,557

CNOOC Ltd.	15,000	13,703

Country Garden Holdings Co. Ltd.	7,000	8,638

Country Garden Services Holdings Co. Ltd.	4,000	25,214

CSPC Pharmaceutical Group Ltd.	16,640	17,543

ENN Energy Holdings Ltd.	300	3,802

GDS Holdings Ltd., ADR(a)	87	7,311

Geely Automobile Holdings Ltd.	2,000	4,110

GF Securities Co. Ltd., H Shares	2,400	3,095

Great Wall Motor Co. Ltd., H Shares	4,500	7,281

GSX Techedu, Inc., ADR(a)	408	27,099

Haier Electronics Group Co. Ltd.	1,000	3,793

Hengan International Group Co. Ltd.	1,000	6,958

Industrial & Commercial Bank of China Ltd., H Shares	129,000	72,581

JD.com, Inc., ADR(a)	1,887	153,828

Kunlun Energy Co. Ltd.	4,000	2,593

Lenovo Group Ltd.	14,000	8,764

Li Ning Co. Ltd.	2,000	10,383

Logan Group Co. Ltd.	2,000	3,138

Longfor Group Holdings Ltd.(b)	3,500	19,160

Meituan Dianping, B Shares(a)	1,800	67,332

Momo, Inc., ADR	272	4,080

NetEase, Inc., ADR	1,064	92,345

New China Life Insurance Co. Ltd., H Shares	900	3,585

New Oriental Education & Technology Group, Inc., ADR(a)	380	60,944

PetroChina Co. Ltd., H Shares	74,000	20,984

PICC Property & Casualty Co. Ltd., H Shares	4,000	2,712

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Advantage International Fund

	Shares	Value

China–(continued)
Pinduoduo, Inc., ADR(a)	464	$41,751

Ping An Healthcare and Technology Co. Ltd.(a)(b)	700	9,081

Ping An Insurance (Group) Co. of China Ltd., H Shares	3,000	30,798

Postal Savings Bank of China Co. Ltd., H Shares(b)	13,000	6,381

Semiconductor Manufacturing International Corp.(a)	4,500	13,245

Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	4,000	7,758

Shenzhou International Group Holdings Ltd.	400	6,912

Shimao Group Holdings Ltd.	4,000	14,120

Sino Biopharmaceutical Ltd.	13,500	13,624

Sinopharm Group Co. Ltd., H Shares	2,000	4,587

Sun Art Retail Group Ltd.	3,000	3,254

Sunac China Holdings Ltd.	2,000	7,409

Sunny Optical Technology Group Co. Ltd.	700	11,643

TAL Education Group, ADR(a)	352	23,394

Tencent Holdings Ltd.	5,100	391,203

Tencent Music Entertainment Group, ADR(a)	644	9,583

Vipshop Holdings Ltd., ADR(a)	1,252	26,793

Want Want China Holdings Ltd.	7,000	4,624

Weibo Corp., ADR(a)	144	5,983

Weichai Power Co. Ltd., H Shares	4,000	7,591

Wilmar International Ltd.	900	2,667

WuXi AppTec Co. Ltd., H Shares(b)	200	3,202

Wuxi Biologics Cayman, Inc.(a)(b)	500	14,048

Xiaomi Corp., B Shares(a)(b)	23,600	67,243

Yihai International Holding Ltd.(a)	1,000	13,323

Yum China Holdings, Inc.	718	38,219

ZTO Express Cayman, Inc., ADR	501	14,519

		2,232,775

Colombia–0.04%
Bancolombia S.A., Preference Shares	709	4,488

Interconexion Electrica S.A. ESP	567	3,056

		7,544

Denmark–1.93%
AP Moller - Maersk A/S, Class B	6	9,597

Coloplast A/S, Class B	239	34,896

Danske Bank A/S(a)	374	4,976

DSV Panalpina A/S	90	14,584

Genmab A/S(a)	44	14,674

Novo Nordisk A/S, Class B	2,604	166,530

Novozymes A/S, Class B	413	24,849

Orsted A/S(b)	211	33,521

Vestas Wind Systems A/S	219	37,436

		341,063

Finland–0.47%
Kone OYJ, Class B	348	27,707

Neste OYJ	387	20,214

Nokia OYJ(a)	3,349	11,242

UPM-Kymmene OYJ	838	23,698

		82,861

France–4.39%
Air Liquide S.A.	507	74,211

AXA S.A.	426	6,882

	Shares	Value

France–(continued)
BNP Paribas S.A.(a)	400	$14,025

Bouygues S.A.	129	4,235

Capgemini SE	115	13,301

Carrefour S.A.	438	6,827

Cie de Saint-Gobain(a)	258	10,121

Cie Generale des Etablissements Michelin S.C.A.	77	8,313

Credit Agricole S.A.(a)	438	3,485

Dassault Systemes SE	103	17,609

ENGIE S.A.(a)	1,019	12,352

Gecina S.A.	26	3,236

Hermes International	42	39,139

Kering S.A.	98	59,290

Legrand S.A.	52	3,850

L’Oreal S.A.	276	89,385

LVMH Moet Hennessy Louis Vuitton SE	207	97,182

Orange S.A.	516	5,798

Peugeot S.A.(a)	361	6,494

Safran S.A.(a)	77	8,183

Sanofi	1,294	116,977

Sartorius Stedim Biotech	44	16,747

Schneider Electric SE	872	105,976

Societe Generale S.A.(a)	781	10,665

TOTAL SE	718	21,743

Vinci S.A.	267	21,128

		777,154

Germany–3.99%
adidas AG(a)	39	11,589

Allianz SE	144	25,347

BASF SE	358	19,631

Bayer AG	358	16,825

Continental AG	52	5,531

Daimler AG	168	8,692

Delivery Hero SE(a)(b)	496	57,292

Deutsche Boerse AG	549	80,810

Deutsche Post AG	168	7,446

Deutsche Wohnen SE	1,801	91,160

E.ON SE	2,489	25,957

Evonik Industries AG	619	14,964

Fresenius Medical Care AG & Co. KGaA	234	17,874

Fresenius SE & Co. KGaA	284	10,533

Infineon Technologies AG	774	21,675

Merck KGaA	168	24,879

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	55	12,871

RWE AG	606	22,516

SAP SE	647	68,953

Sartorius AG, Preference Shares	58	24,533

Siemens AG	183	21,452

Volkswagen AG, Preference Shares	110	16,026

Vonovia SE	1,562	99,723

		706,279

Hong Kong–1.74%
CK Asset Holdings Ltd.	1,500	6,950

CK Hutchison Holdings Ltd.	1,500	9,075

CLP Holdings Ltd.	2,000	18,400

Hong Kong & China Gas Co. Ltd. (The)	3,850	5,543

Hong Kong Exchanges & Clearing Ltd.	3,100	148,689

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Advantage International Fund

	Shares	Value

Hong Kong-(continued)
Hongkong Land Holdings Ltd.	900	$3,306

Link REIT	600	4,582

New World Development Co. Ltd.	1,250	5,966

Power Assets Holdings Ltd.	1,000	5,142

Sino Land Co. Ltd.	6,000	7,122

Sun Hung Kai Properties Ltd.	6,000	76,933

WH Group Ltd.	20,500	16,114

		307,822

Indonesia-0.31%
PT Astra International Tbk	24,300	8,981

PT Bank Central Asia Tbk	8,200	16,121

PT Bank Mandiri (Persero) Tbk	23,500	9,104

PT Bank Negara Indonesia (Persero) Tbk	12,400	3,933

PT Indofood Sukses Makmur Tbk	6,900	3,281

PT Telekomunikasi Indonesia (Persero) Tbk	73,300	12,984

		54,404

Ireland-0.42%
Flutter Entertainment PLC(a)	310	53,684

Kerry Group PLC, Class A	168	20,020

		73,704

Israel-0.04%
Check Point Software Technologies Ltd.(a)	64	7,268

Italy-0.71%
Assicurazioni Generali S.p.A.	426	5,715

Atlantia S.p.A.(a)	258	3,956

Enel S.p.A.	9,441	75,191

Eni S.p.A.	954	6,714

Ferrari N.V.	116	20,699

Intesa Sanpaolo S.p.A.(a)	4,088	6,782

UniCredit S.p.A.(a)	980	7,342

		126,399

Japan-14.22%
Aeon Co. Ltd.	1,000	25,574

Ajinomoto Co., Inc.	500	10,038

Asahi Group Holdings Ltd.	100	3,099

Astellas Pharma, Inc.	2,600	35,783

Bridgestone Corp.	400	13,037

Canon, Inc.	300	5,221

Chubu Electric Power Co., Inc.	900	10,070

Chugai Pharmaceutical Co. Ltd.	1,800	69,455

Dai-ichi Life Holdings, Inc.	2,600	38,733

Daiichi Sankyo Co. Ltd.	1,200	31,600

Daikin Industries Ltd.	200	37,444

Daiwa House Industry Co. Ltd.	100	2,634

Denso Corp.	100	4,662

East Japan Railway Co.	100	5,243

Eisai Co. Ltd.	600	46,673

FUJIFILM Holdings Corp.	500	25,488

Fujitsu Ltd.	300	34,885

Hitachi Ltd.	300	10,117

Honda Motor Co. Ltd.	1,700	40,087

Hoya Corp.	500	56,611

INPEX Corp.	1,000	4,782

ITOCHU Corp.	2,200	52,924

Japan Tobacco, Inc.	300	5,673

	Shares	Value

Japan-(continued)
Kansai Electric Power Co., Inc. (The)	600	$5,444

Kao Corp.	800	56,878

KDDI Corp.	1,300	34,815

Keyence Corp.	310	140,577

Kirin Holdings Co. Ltd.	900	16,251

Komatsu Ltd.	200	4,489

Kyocera Corp.	300	16,527

M3, Inc.	1,300	87,713

MEIJI Holdings Co. Ltd.	100	7,250

Mitsubishi Corp.	600	13,419

Mitsubishi Electric Corp.	2,200	28,260

Mitsubishi Estate Co. Ltd.	300	4,482

Mitsubishi UFJ Financial Group, Inc.	5,500	21,681

Mitsui & Co. Ltd.	1,700	26,667

Mitsui Fudosan Co. Ltd.	200	3,418

Mizuho Financial Group, Inc.	670	8,260

MS&AD Insurance Group Holdings, Inc.	100	2,757

Murata Manufacturing Co. Ltd.	1,300	90,170

Nexon Co. Ltd.	600	16,791

Nidec Corp.	120	12,063

Nintendo Co. Ltd.	200	109,212

Nippon Paint Holdings Co. Ltd.	300	27,036

Nippon Telegraph & Telephone Corp.	3,600	76,013

Nitori Holdings Co. Ltd.	100	20,636

Nomura Holdings, Inc.	9,900	44,140

NTT DOCOMO, Inc.	2,800	105,689

Olympus Corp.	2,000	38,240

Ono Pharmaceutical Co. Ltd.	600	17,058

ORIX Corp.	800	9,335

Otsuka Holdings Co. Ltd.	300	11,120

Panasonic Corp.	2,700	24,976

Recruit Holdings Co. Ltd.	300	11,459

Renesas Electronics Corp.(a)	500	4,078

Secom Co. Ltd.	200	16,898

Sekisui House Ltd.	800	13,266

Seven & i Holdings Co. Ltd.	700	21,379

Shimano, Inc.	100	22,812

Shin-Etsu Chemical Co. Ltd.	400	53,524

Shionogi & Co. Ltd.	200	9,442

SMC Corp.	150	79,200

Softbank Corp.	1,100	12,771

SoftBank Group Corp.	500	32,859

Sony Corp.	1,300	108,351

Sumitomo Corp.	600	6,613

Sumitomo Mitsui Financial Group, Inc.	900	24,926

Sumitomo Mitsui Trust Holdings, Inc.	200	5,352

Sysmex Corp.	100	9,411

Takeda Pharmaceutical Co. Ltd.	1,338	41,407

Terumo Corp.	500	18,425

Tokio Marine Holdings, Inc.	1,400	62,727

Tokyo Electron Ltd.	200	53,604

Tokyo Gas Co. Ltd.	800	18,064

Toyota Motor Corp.	2,300	150,633

Unicharm Corp.	900	41,786

Z Holdings Corp.	6,500	45,289

		2,515,476

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Advantage International Fund

	Shares	Value

Macau-0.07%
Galaxy Entertainment Group Ltd.	2,000	$13,192

Malaysia-0.32%
Hartalega Holdings Bhd.	4,800	20,891

IHH Healthcare Bhd.	5,600	6,709

MISC Bhd.	3,600	5,705

Petronas Gas Bhd.	2,000	7,580

RHB Bank Bhd.	3,700	3,767

Tenaga Nasional Bhd.	5,000	11,439

		56,091

Mexico-0.47%
Fomento Economico Mexicano, S.A.B. de C.V., ADR	87	4,678

Gruma S.A.B. de C.V., Class B	350	3,723

Grupo Bimbo S.A.B. de C.V., Series A	2,000	3,865

Grupo Elektra S.A.B. de C.V.	375	21,247

Grupo Financiero Banorte S.A.B. de C.V., Class O(a)	1,286	5,729

Grupo Mexico S.A.B. de C.V., Class B	2,700	7,669

Kimberly-Clark de Mexico S.A.B. de C.V., Class A	2,400	3,568

Wal-Mart de Mexico S.A.B. de C.V., Series V	13,573	32,794

		83,273

Netherlands-3.81%
Adyen N.V.(a)(b)	96	161,997

ASML Holding N.V.	951	345,741

EXOR N.V.	90	4,689

Heineken Holding N.V.	64	4,948

ING Groep N.V.(a)	1,418	9,729

Koninklijke Ahold Delhaize N.V.	1,998	54,904

Koninklijke DSM N.V.	179	28,662

Koninklijke Philips N.V.(a)	248	11,521

NXP Semiconductors N.V.	181	24,457

Wolters Kluwer N.V.	338	27,398

		674,046

Norway-0.08%
DNB ASA	400	5,404

Equinor ASA	258	3,310

Telenor ASA	387	5,973

		14,687

Philippines-0.15%
Ayala Corp.	350	5,518

Ayala Land, Inc.	10,800	7,366

SM Prime Holdings, Inc.	18,300	12,743

		25,627

Poland-0.07%
CD Projekt S.A.(a)	138	11,703

Portugal-0.03%
Jeronimo Martins SGPS S.A.	361	5,731

Russia-1.31%
Gazprom PJSC, ADR	3,120	12,012

LUKOIL PJSC, ADR(c)	407	20,804

LUKOIL PJSC, ADR(c)	420	21,458

MMC Norilsk Nickel PJSC, ADR(c)	91	2,170

MMC Norilsk Nickel PJSC, ADR(c)	908	21,565

	Shares	Value

Russia-(continued)
Mobile TeleSystems PJSC, ADR	284	$2,221

Polyus PJSC, GDR(b)	115	11,305

Sberbank of Russia PJSC, ADR	6,984	70,608

Severstal PAO, GDR(b)	234	3,199

Surgutneftegas PJSC, ADR	11,406	47,848

Tatneft PJSC, ADR	286	8,866

Yandex N.V., Class A(a)	172	9,902

		231,958

South Africa-0.71%
Absa Group Ltd.	1,973	10,682

Anglo American PLC	684	16,062

Gold Fields Ltd.	1,746	18,947

Naspers Ltd., Class N	303	59,269

Remgro Ltd.	1,560	8,288

Standard Bank Group Ltd.	1,792	11,705

		124,953

South Korea-2.86%
Celltrion, Inc.(a)	179	38,106

Hyundai Mobis Co. Ltd.	158	31,621

Kia Motors Corp.	87	3,899

LG Chem Ltd.	29	15,772

LG Household & Health Care Ltd.	4	5,251

NAVER Corp.	408	105,176

Samsung Biologics Co. Ltd.(a)(b)	55	33,175

Samsung C&T Corp.	42	4,114

Samsung Electronics Co. Ltd.	2,783	139,557

Samsung SDS Co. Ltd.	44	6,565

SK Hynix, Inc.	1,736	122,942

		506,178

Spain-1.23%
Aena SME S.A.(a)(b)	28	3,782

Amadeus IT Group S.A.	430	20,611

Banco Bilbao Vizcaya Argentaria S.A.	2,037	5,865

Banco Santander S.A.(a)	5,932	11,876

Cellnex Telecom S.A.(b)	868	55,758

Endesa S.A.	155	4,155

Ferrovial S.A.	168	3,635

Grifols S.A.	245	6,619

Iberdrola S.A.	6,950	81,988

Industria de Diseno Textil S.A.(a)	181	4,479

Naturgy Energy Group S.A.	166	3,074

Repsol S.A.	645	4,024

Siemens Gamesa Renewable Energy S.A.	245	6,944

Telefonica S.A.	1,470	4,806

		217,616

Sweden-1.72%
Atlas Copco AB, Class A	1,815	80,162

Epiroc AB, Class A	322	4,814

Essity AB, Class B	748	21,665

Hennes & Mauritz AB, Class B	271	4,406

Hexagon AB, Class B	244	17,819

Investor AB, Class B	1,534	92,163

Sandvik AB(a)	1,496	26,654

Swedbank AB, Class A(a)	206	3,234

Telefonaktiebolaget LM Ericsson, Class B	3,263	36,359

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Advantage International Fund

	Shares	Value

Sweden-(continued)
Volvo AB, Class B(a)	825	$16,063

		303,339

Switzerland-6.43%
ABB Ltd.	1,431	34,700

Chocoladefabriken Lindt & Spruengli AG, PC	4	31,694

Credit Suisse Group AG(a)	645	6,092

EMS-Chemie Holding AG	13	11,429

Geberit AG	7	3,981

Givaudan S.A.	14	56,983

Kuehne + Nagel International AG	56	11,186

LafargeHolcim Ltd.(a)	193	8,271

Lonza Group AG	69	41,732

Nestle S.A.	2,714	304,927

Novartis AG	2,066	161,243

Partners Group Holding AG	7	6,303

Roche Holding AG	937	300,792

Schindler Holding AG, PC	29	7,409

SGS S.A.	5	12,479

Sika AG	207	50,888

STMicroelectronics N.V.	1,625	49,566

Swatch Group AG (The), BR	29	6,127

Swiss Re AG	116	8,321

Swisscom AG	29	14,738

Zurich Insurance Group AG	26	8,609

		1,137,470

Taiwan-4.75%
Advantech Co. Ltd.	1,000	10,121

ASE Technology Holding Co. Ltd., ADR	2,276	10,401

Asustek Computer, Inc.	2,000	16,987

Catcher Technology Co. Ltd.	1,000	6,325

Cathay Financial Holding Co. Ltd.	9,000	12,094

Chang Hwa Commercial Bank Ltd.	10,400	6,205

Cheng Shin Rubber Industry Co. Ltd.	2,000	2,529

China Steel Corp.	9,000	6,391

Chunghwa Telecom Co. Ltd., ADR	201	7,594

CTBC Financial Holding Co. Ltd.	19,000	12,007

Delta Electronics, Inc.	2,000	13,273

E.Sun Financial Holding Co. Ltd.	14,796	12,576

First Financial Holding Co. Ltd.	15,450	10,839

Fubon Financial Holding Co. Ltd.	5,000	7,125

Hon Hai Precision Industry Co. Ltd.	17,000	46,118

MediaTek, Inc.	2,000	47,150

Mega Financial Holding Co. Ltd.	20,000	19,280

Pegatron Corp.	8,000	17,225

President Chain Store Corp.	1,000	9,002

Quanta Computer, Inc.	4,000	10,087

Sea Ltd., ADR(a)	1,111	175,205

Taiwan Cement Corp.	4,200	5,962

Taiwan Cooperative Financial Holding Co. Ltd.	20,600	13,835

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3,348	280,797

Uni-President Enterprises Corp.	5,000	10,728

United Microelectronics Corp., ADR	8,954	47,456

Yageo Corp.	1,000	12,461

Yuanta Financial Holding Co. Ltd.	15,600	9,693

		839,466

	Shares	Value

Tanzania-0.04%
AngloGold Ashanti Ltd.	286	$6,550

Turkey-0.12%
Eregli Demir ve Celik Fabrikalari TAS	13,597	15,528

Turkiye Is Bankasi A.S., Class C(a)	10,663	6,511

		22,039

United Kingdom-4.59%
AstraZeneca PLC	886	89,182

Aviva PLC	4,293	14,377

BAE Systems PLC	3,785	19,471

Barclays PLC(a)	5,545	7,702

BP PLC	5,206	13,314

British American Tobacco PLC	3,320	105,483

BT Group PLC	4,736	6,233

Coca-Cola European Partners PLC	116	4,142

Compass Group PLC	271	3,707

Diageo PLC	593	19,182

Experian PLC	271	9,892

Fiat Chrysler Automobiles N.V.(a)	820	10,077

GlaxoSmithKline PLC	4,066	67,838

Imperial Brands PLC	426	6,758

Legal & General Group PLC	3,017	7,253

Lloyds Banking Group PLC(a)	30,059	10,919

London Stock Exchange Group PLC	1,013	108,677

National Grid PLC	5,318	63,297

Natwest Group PLC(a)	1,787	2,878

Prudential PLC	787	9,612

Reckitt Benckiser Group PLC	872	76,836

RELX PLC	387	7,660

Royal Dutch Shell PLC, Class A	1,534	19,337

Schroders PLC	309	10,471

Smith & Nephew PLC	348	6,050

SSE PLC	1,341	21,809

Standard Chartered PLC(a)	1,328	6,078

Tesco PLC	15,462	41,175

Unilever N.V.	322	18,188

Unilever PLC	271	15,452

Vodafone Group PLC	5,932	7,924

		810,974

United States-0.29%
Atlassian Corp. PLC, Class A(a)	98	18,779

Ferguson PLC	90	9,031

JBS S.A.	1,800	6,101

Spotify Technology S.A.(a)	72	17,272

		51,183

Vietnam-0.00%
Vietnam Dairy Products JSC	2	9

Total Common Stocks & Other Equity Interests (Cost $12,021,489)		13,512,947

Preferred Stocks-1.81%

Multinational-1.41%
Harambee Re Ltd., Pfd.(d)	1,789	4,905

Lion Rock Re Ltd., Pfd.(d)	25	24,883

Lorenz Re Ltd., Pfd.(d)	246	23,586

Mt. Logan Re Ltd., Pfd.(d)	116	113,220

NCM Re Ltd., Pfd.(d)	1,361	23,518

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Advantage International Fund

	Shares	Value

Multinational-(continued)
Thopas Re Ltd., Pfd.(d)	426	$23,000

Turing Re Ltd., Series 2019-1, Pfd.(b)(d)	886	34,608

Viribus Re Ltd., Pfd.(d)	38,090	2,526

		250,246

Singapore-0.40%
Grab Holdings, Inc., Class H, Pfd.(d)	11,374	70,097

Total Preferred Stocks (Cost $386,435)		320,343

	Principal Amount

Event-Linked Bonds-0.53%

Multinational-0.53%
Alturas RE Segregated Account, 12/31/2020(b)(d)(e)	1,000	5,762

Eden RE II Ltd., Class A, 12/31/2020(b)(d)(e)	2,500	18,471

Limestone Re Ltd., Class A, 12/31/2020(b)(d)(e)	1,175	28,191

Sector Re V Ltd., Series 2019-1, Class A, 12/31/2020(b)(d)(e)	120,000	26,508

	Principal Amount	Value

Multinational-(continued)
Versutus Re Ltd., 12/31/2020(d)(e)	12,410	$13,717

Total Event-Linked Bonds (Cost $137,085)		92,649

	Shares

Money Market Funds-8.20%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(f)(g)	507,570	507,570

Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(f)(g)	362,339	362,484

Invesco Treasury Portfolio, Institutional Class, 0.01%(f)(g)	580,080	580,080

Total Money Market Funds (Cost $1,450,170)		1,450,134

TOTAL INVESTMENTS IN SECURITIES-86.95% (Cost $13,995,179)		15,376,073

OTHER ASSETS LESS LIABILITIES-13.05%		2,308,487

NET ASSETS-100.00%		$17,684,560

Investment Abbreviations:

ADR - American Depositary Receipt

BR - Bearer Shares

GDR - Global Depositary Receipt

PC - Participation Certificate

Pfd. - Preferred

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $603,690, which represented 3.41% of the Fund’s Net Assets.

(c)	The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Invesco Russell 1000 Dynamic Multifactor ETF	$4,615,232	$-	$(4,587,052)	$(599,336)	$571,156	$-	$27,657
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	30,485,214	54,451,613	(84,429,257)	-	-	507,570	181,732
Invesco Liquid Assets Portfolio, Institutional Class	-	660,416	(297,891)	(36)	(5)	362,484	67
Invesco Treasury Portfolio, Institutional Class	-	1,056,665	(476,585)	-	-	580,080	19
Total	$35,100,446	$56,168,694	$(89,790,785)	$(599,372)	$571,151	$1,450,134	$209,475

(g)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Currency Risk
Canadian Dollar	15	December-2020	$1,126,425	$(11,141)	$(11,141)
Equity Risk
S&P/TSX 60 Index	8	December-2020	1,111,341	(44,004)	(44,004)
Total Futures Contracts				$(55,145)	$(55,145)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Advantage International Fund

	Open Over-The-Counter Total Return Swap Agreements(a)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Equity Risk
Goldman Sachs International	Receive	MSCI Emerging Markets Minimum Volatility Notes	1 mo. USD LIBOR + 76 bps	Monthly	372	December-2020	$649,523	$-	$86	$86
Subtotal - Appreciation								-	86	86
Equity Risk
Goldman Sachs International	Receive	MSCI Emerging Markets Minimum Volatility Notes	1 mo. USD LIBOR + 20 bps	Monthly	448	December-2020	864,483	-	(35,191)	(35,191)
Goldman Sachs International	Receive	MSCI Emerging Markets Minimum Volatility Notes	1 mo. USD LIBOR + 20 bps	Monthly	709	December-2020	1,368,122	-	(55,692)	(55,692)
Subtotal - Depreciation								-	(90,883)	(90,883)
Total - Total Return Swap Agreements								$-	$(90,797)	$(90,797)

(a)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

Abbreviations:

LIBOR - London Interbank Offered Rate

USD - U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Advantage International Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:

Investments in securities, at value (Cost $12,545,009)	$13,925,939

Investments in affiliated money market funds, at value (Cost $1,450,170)	1,450,134

Other investments:
Variation margin receivable – futures contracts	2,043,847

Unrealized appreciation on swap agreements – OTC	86

Cash	81,599

Foreign currencies, at value (Cost $42,502)	42,294

Receivable for:
Fund shares sold	54,728

Dividends	97,855

Interest	363

Investment for trustee deferred compensation and retirement plans	2,193

Other assets	193,095

Total assets	17,892,133

Liabilities:
Other investments:
Swaps payable – OTC	970

Unrealized depreciation on swap agreements – OTC	90,883

Payable for:
Fund shares reacquired	1,774

Accrued foreign taxes	5,042

Accrued fees to affiliates	17,806

Accrued other operating expenses	88,905

Trustee deferred compensation and retirement plans	2,193

Total liabilities	207,573

Net assets applicable to shares outstanding	$17,684,560

Net assets consist of:

Shares of beneficial interest	$17,298,689

Distributable earnings	385,871

$17,684,560

Net Assets:

Class A	$9,934,365

Class C	$3,240,829

Class R	$3,607,362

Class Y	$889,889

Class R5	$10,590

Class R6	$1,525

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	917,318

Class C	307,956

Class R	336,002

Class Y	81,552

Class R5	973.7

Class R6	139.5

Class A:
Net asset value per share	$10.83

Maximum offering price per share (Net asset value of $10.83 ÷ 94.50%)	$11.46

Class C:
Net asset value and offering price per share	$10.52

Class R:
Net asset value and offering price per share	$10.74

Class Y:
Net asset value and offering price per share	$10.91

Class R5:
Net asset value and offering price per share	$10.88

Class R6:
Net asset value and offering price per share	$10.93

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Advantage International Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $101,432)	$726,116

Dividends from affiliates	209,475

Interest (net of foreign withholding taxes of $(62))	41,998

Total investment income	977,589

Expenses:
Advisory fees	300,064

Administrative services fees	6,906

Custodian fees	49,459

Distribution fees:
Class A	100,523

Class C	31,940

Class R	17,454

Transfer agent fees – A, C, R and Y	60,241

Transfer agent fees – R5	11

Transfer agent fees – R6	8

Trustees’ and officers’ fees and benefits	16,957

Registration and filing fees	156,722

Reports to shareholders	31,499

Professional services fees	93,335

Other	9,978

Total expenses	875,097

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(392,874)

Net expenses	482,223

Net investment income	495,366

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $14,734)	1,065,121

Affiliated investment securities	571,151

Foreign currencies	15,590

Forward foreign currency contracts	(10,499)

Futures contracts	(900,450)

Option contracts written	(423,525)

Swap agreements	375,415

692,803

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $7,365)	(3,811,117)

Affiliated investment securities	(599,372)

Foreign currencies	4,092

Futures contracts	(394,187)

Option contracts written	102,404

Swap agreements	(90,797)

(4,788,977)

Net realized and unrealized gain (loss)	(4,096,174)

Net increase (decrease) in net assets resulting from operations	$(3,600,808)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Advantage International Fund

Statement of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	2020	2019

Operations:

Net investment income	$495,366	$590,217

Net realized gain (loss)	692,803	(593,439)

Change in net unrealized appreciation (depreciation)	(4,788,977)	6,133,644

Net increase (decrease) in net assets resulting from operations	(3,600,808)	6,130,422

Distributions to shareholders from distributable earnings:

Class A	(368,895)	(3,362,080)

Class C	(19,719)	(212,542)

Class R	(19,406)	(141,361)

Class Y	(8,268)	(24,701)

Class R5	(61)	-

Class R6	(63)	(583)

Total distributions from distributable earnings	(416,412)	(3,741,267)

Share transactions-net:

Class A	(50,065,965)	934,186

Class C	(5,740)	(455,722)

Class R	405,109	616,194

Class Y	(516,154)	861,682

Class R5	-	10,001

Class R6	(9,024)	-

Net increase (decrease) in net assets resulting from share transactions	(50,191,774)	1,966,341

Net increase (decrease) in net assets	(54,208,994)	4,355,496

Net assets:
Beginning of year	71,893,554	67,538,058

End of year	$17,684,560	$71,893,554

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Advantage International Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/20	$10.90	$0.12	$(0.13)	$(0.01)	$-	$(0.06)	$(0.06)	$10.83	(0.09)%	$9,934	0.94	%(e)	1.74	%(e)	1.08	%(e)	238%
Year ended 10/31/19	10.57	0.09	0.82	0.91	0.00	(0.58)	(0.58)	10.90	9.51	63,878	1.14		1.53		0.91		43
Year ended 10/31/18	11.62	0.17	(0.96)	(0.79)	(0.05)	(0.21)	(0.26)	10.57	(6.98)	60,916	1.17		1.49		1.48		126
Year ended 10/31/17	10.49	0.15	1.48	1.63	(0.50)	-	(0.50)	11.62	16.26	64,323	1.10		1.47		1.41		54
Year ended 10/31/16	10.30	0.14	0.14	0.28	(0.09)	-	(0.09)	10.49	2.73	53,579	1.10		1.42		1.38		61
Class C
Year ended 10/31/20	10.66	0.04	(0.12)	(0.08)	-	(0.06)	(0.06)	10.52	(0.75)	3,241	1.65	(e)	2.49	(e)	0.37	(e)	238
Year ended 10/31/19	10.42	0.02	0.80	0.82	-	(0.58)	(0.58)	10.66	8.73	3,294	1.89		2.43		0.16		43
Year ended 10/31/18	11.50	0.08	(0.95)	(0.87)	-	(0.21)	(0.21)	10.42	(7.72)	3,649	1.92		2.62		0.73		126
Year ended 10/31/17	10.41	0.07	1.47	1.54	(0.45)	-	(0.45)	11.50	15.42	1,701	1.85		2.98		0.67		54
Year ended 10/31/16	10.29	0.04	0.15	0.19	(0.07)	-	(0.07)	10.41	1.88	522	1.85		3.05		0.36		61
Class R
Year ended 10/31/20	10.83	0.09	(0.12)	(0.03)	-	(0.06)	(0.06)	10.74	(0.28)	3,607	1.14	(e)	1.99	(e)	0.88	(e)	238
Year ended 10/31/19	10.52	0.07	0.82	0.89	-	(0.58)	(0.58)	10.83	9.35	3,266	1.39		1.94		0.66		43
Year ended 10/31/18	11.58	0.14	(0.96)	(0.82)	(0.03)	(0.21)	(0.24)	10.52	(7.29)	2,513	1.42		2.15		1.23		126
Year ended 10/31/17	10.47	0.13	1.47	1.60	(0.49)	-	(0.49)	11.58	16.03	2,533	1.35		2.57		1.17		54
Year ended 10/31/16	10.30	0.04	0.21	0.25	(0.08)	-	(0.08)	10.47	2.43	1,204	1.33		2.07		0.43		61
Class Y
Year ended 10/31/20	10.95	0.14	(0.12)	0.02	-	(0.06)	(0.06)	10.91	0.18	890	0.71	(e)	1.49	(e)	1.31	(e)	238
Year ended 10/31/19	10.60	0.11	0.82	0.93	-	(0.58)	(0.58)	10.95	9.67	1,433	0.99		1.36		1.06		43
Year ended 10/31/18	11.65	0.19	(0.97)	(0.78)	(0.06)	(0.21)	(0.27)	10.60	(6.86)	450	1.02		1.63		1.63		126
Year ended 10/31/17	10.51	0.17	1.47	1.64	(0.50)	-	(0.50)	11.65	16.41	271	0.95		2.65		1.57		54
Year ended 10/31/16	10.31	0.12	0.17	0.29	(0.09)	-	(0.09)	10.51	2.86	89	0.94		1.52		1.13		61
Class R5
Year ended 10/31/20	10.91	0.15	(0.12)	0.03	-	(0.06)	(0.06)	10.88	0.28	11	0.66	(e)	1.47	(e)	1.36	(e)	238
Period ended 10/31/19(f)	10.27	0.05	0.59	0.64	-	-	-	10.91	6.23	11	1.94	(g)	1.26	(g)	1.11	(g)	43
Class R6
Year ended 10/31/20	10.96	0.14	(0.11)	0.03	-	(0.06)	(0.06)	10.93	0.28	2	0.68	(e)	1.47	(e)	1.34	(e)	238
Year ended 10/31/19	10.59	0.12	0.83	0.95	-	(0.58)	(0.58)	10.96	9.88	11	0.89		1.21		1.16		43
Year ended 10/31/18	11.65	0.20	(0.97)	(0.77)	(0.08)	(0.21)	(0.29)	10.59	(6.84)	10	0.92		1.24		1.74		126
Year ended 10/31/17	10.51	0.18	1.48	1.66	(0.52)	-	(0.52)	11.65	16.60	12	0.85		1.21		1.66		54
Year ended 10/31/16	10.31	0.16	0.13	0.29	(0.09)	-	(0.09)	10.51	2.91	11	0.85		1.19		1.61		61

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.14%, 0.17%, 0.15% and 0.11% for the years ended October 31, 2019, 2018, 2017 and 2016, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $40,634, $3,196, $3,493, $1,032, $10 and $8 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date after the close of business on May 24, 2019.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Advantage International Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Advantage International Fund, formerly Invesco Oppenheimer Global Multi-Asset Growth Fund (the “Fund”), is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund sought to gain exposure to Regulation S securities primarily through investments in the Invesco Oppenheimer Capital Income Fund (Cayman) Ltd. (the “Subsidiary”), a wholly owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund could invest up to 25% of its total assets in the Subsidiary. Effective February 10, 2020, the Subsidiary liquidated and ceased operations. For the period November 1, 2019 through February 10, 2020 and for the year ended October 31, 2019, the Subsidiary operations were consolidated on the Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.  Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are

20                      Invesco Advantage International Fund

computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

  Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

  Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

  Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.  Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.  Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.   Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.  Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.  Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with

21                      Invesco Advantage International Fund

forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

  Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.  Call Options Purchased and Written - The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.  Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in

22                      Invesco Advantage International Fund

a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

N.

  LIBOR Risk - The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, and it is currently anticipated that LIBOR will cease to be published after that time, although there are initiatives underway for the discontinuation to be extended beyond 2021 for certain LIBOR rates. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

O.  Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

P.

  Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Effective February 28, 2020, under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

Up to $500 million	0.490%

Next $500 million	0.470%

Next $4.0 billion	0.440%

Over $5.0 billion	0.420%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

Prior to February 28, 2020, the Fund accrued daily and paid monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

Up to $500 million	0.750%

Next $500 million	0.700%

Next $4.0 billion	0.650%

Over $5.0 billion	0.600%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.62%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

23                      Invesco Advantage International Fund

Effective February 28, 2020, the Adviser has contractually agreed, through at least February 28, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.85%, 1.60%, 1.10%, 0.60%, 0.60% and 0.60%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to February 28, 2020, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.10%, 1.85%, 1.35%, 0.95%, 0.90% and 0.85%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2020, the Adviser waived advisory fees of $300,064, reimbursed fund level expenses of $31,761 and reimbursed class level expenses of $50,676, $3,966, $4,322, $1,276, $11 and $8 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $14,267 in front-end sales commissions from the sale of Class A shares and $0 and $300 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 - Prices are determined using quoted prices in an active market for identical assets.

Level 2 - Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 - Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

24                      Invesco Advantage International Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$-	$647,952	$-	$647,952
Belgium	-	63,183	-	63,183
Brazil	416,120	-	-	416,120
Chile	16,858	-	-	16,858
China	865,908	1,366,867	-	2,232,775
Colombia	7,544	-	-	7,544
Denmark	-	341,063	-	341,063
Finland	-	82,861	-	82,861
France	-	777,154	-	777,154
Germany	-	706,279	-	706,279
Hong Kong	-	307,822	-	307,822
Indonesia	-	54,404	-	54,404
Ireland	-	73,704	-	73,704
Israel	7,268	-	-	7,268
Italy	-	126,399	-	126,399
Japan	-	2,515,476	-	2,515,476
Macau	-	13,192	-	13,192
Malaysia	-	56,091	-	56,091
Mexico	83,273	-	-	83,273
Multinational	-	-	342,895	342,895
Netherlands	24,457	649,589	-	674,046
Norway	-	14,687	-	14,687
Philippines	-	25,627	-	25,627
Poland	-	11,703	-	11,703
Portugal	-	5,731	-	5,731
Russia	208,984	22,974	-	231,958
Singapore	-	-	70,097	70,097
South Africa	-	124,953	-	124,953
South Korea	-	506,178	-	506,178
Spain	-	217,616	-	217,616
Sweden	-	303,339	-	303,339
Switzerland	-	1,137,470	-	1,137,470
Taiwan	521,453	318,013	-	839,466
Tanzania	-	6,550	-	6,550
Turkey	-	22,039	-	22,039
United Kingdom	4,142	806,832	-	810,974
United States	42,152	9,031	-	51,183
Vietnam	-	9	-	9
Money Market Funds	1,450,134	-	-	1,450,134
Total Investments in Securities	3,648,293	11,314,788	412,992	15,376,073

Other Investments - Assets *
Swap Agreements	-	86	-	86

Other Investments - Liabilities *
Futures Contracts	(55,145)	-	-	(55,145)
Swap Agreements	-	(90,883)	-	(90,883)
	(55,145)	(90,883)	-	(146,028)
Total Other Investments	(55,145)	(90,797)	-	(145,942)
Total Investments	$3,593,148	$11,223,991	$412,992	$15,230,131
*	Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

25                      Invesco Advantage International Fund

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended October 31, 2020:

	Value 10/31/2019	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 10/31/2020
Preferred Stocks	$1,959,347	$126,251	$(1,908,401)	$-	$98,488	$44,658	$-	$-	$320,343
U.S. Dollar Denominated Bonds & Notes	1,298,796	98,549	(1,262,658)	-	1,194	(43,232)	-	-	92,649
Total	$3,258,143	$224,800	$(3,171,059)	$-	$99,682	$1,426	$-	$-	$412,992

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2020:

	Value
Derivative Assets	Currency Risk	Equity Risk	Total
Unrealized appreciation on swap agreements – OTC	$-	$86	$86

Derivatives not subject to master netting agreements	-	-	-

Total Derivative Assets subject to master netting agreements	$-	$86	$86

	Value
Derivative Liabilities	Currency Risk	Equity Risk	Total
Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(11,141)	$(44,004)	$(55,145)

Unrealized depreciation on swap agreements – OTC	-	(90,883)	(90,883)

Total Derivative Liabilities	(11,141)	(134,887)	(146,028)

Derivatives not subject to master netting agreements	11,141	44,004	55,145

Total Derivative Liabilities subject to master netting agreements	$-	$(90,883)	$(90,883)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2020.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/ Pledged
Counterparty	Swap Agreement	Swap Agreement	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Goldman Sachs International	$86	$(91,853)	$(91,767)	$-	$-	$(91,767)

Effect of Derivative Investments for the year ended October 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Currency Risk	Equity Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$(10,499)	$-	$(10,499)
Futures contracts	(151,578)	(748,872)	(900,450)
Options written	-	(423,525)	(423,525)
Swap agreements	-	375,415	375,415

26                      Invesco Advantage International Fund

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Equity Risk	Total
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	$ (14,341)	$(379,846)	$ (394,187)
Options written	-	102,404	102,404
Swap agreements	-	(90,797)	(90,797)
Total	$(176,418)	$(1,165,221)	$(1,341,639)

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Equity Options Written	Swap Agreements
Average notional value	$2,989,112	$9,684,092	$19,194,967	$7,106,282
Average Contracts	-	-	441	-

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $790.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020	2019

Long-term capital gain	$416,412	$3,741,267

Tax Components of Net Assets at Period-End:

2020

Undistributed long-term capital gain	$29,986

Net unrealized appreciation – investments	956,619

Net unrealized appreciation – foreign currencies	2,482

Temporary book/tax differences	(1,874)

Late-Year ordinary loss deferral	(601,342)

Shares of beneficial interest	17,298,689

Total net assets	$17,684,560

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, passive foreign investment companies and swap agreements.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2020.

27                      Invesco Advantage International Fund

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $70,273,008 and $93,104,954, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,801,648

Aggregate unrealized (depreciation) of investments	(845,029)

Net unrealized appreciation of investments	$ 956,619

Cost of investments for tax purposes is $14,273,512.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, prior period adjustments, swap agreements and foreign currency transactions, on October 31, 2020, undistributed net investment income was increased by $318,480, undistributed net realized gain (loss) was decreased by $434,404 and shares of beneficial interest was increased by $115,924. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended October 31, 2020		Year ended October 31, 2019
	Shares	Amount	Shares	Amount

Sold:

Class A	236,032	$2,539,796	265,160	$2,735,421

Class C	80,417	845,253	111,161	1,133,228

Class R	117,852	1,265,985	143,056	1,463,383

Class Y	39,742	367,333	109,572	1,079,142

Class R5(a)	-	-	974	10,001

Class R6	140	1,500	-	-

Issued as reinvestment of dividends:
Class A	4,863	55,103	47,840	450,172

Class C	1,776	19,657	22,865	211,959

Class R	1,720	19,343	15,024	140,779

Class Y	720	8,205	2,552	24,118

Automatic conversion of Class C shares to Class A shares:

Class A	2,605	28,708	23,594	250,921

Class C	(2,680)	(28,708)	(24,048)	(250,921)

Reacquired:

Class A	(5,186,883)	(52,689,572)	(241,099)	(2,502,328)

Class C	(80,549)	(841,942)	(151,038)	(1,549,988)

Class R	(85,304)	(880,219)	(95,106)	(987,968)

Class Y	(89,689)	(891,692)	(23,788)	(241,578)

Class R6	(1,000)	(10,524)	-	-

Net increase (decrease) in share activity	(4,960,238)	$(50,191,774)	206,719	$1,966,341

(a)	Commencement date after the close of business on May 24, 2019.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

28                      Invesco Advantage International Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco Advantage International Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Advantage International Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For the year ended October 31, 2020 and the year ended October 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.

For the year ended October 31, 2020 and the period May 24, 2019 (inception of offering) through October 31, 2019 for Class R5.

The financial statements of Invesco Advantage International Fund (formerly Oppenheimer Global Multi-Asset Growth Fund) as of and for the year ended October 31, 2018 and the financial highlights for each of the periods ended on or prior to October 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

29                      Invesco Advantage International Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,101.70	$4.23	$1,021.11	$4.06	0.80%
Class C	1,000.00	1,098.10	8.17	1,017.34	7.86	1.55
Class R	1,000.00	1,101.50	5.55	1,019.86	5.33	1.05
Class Y	1,000.00	1,104.30	2.91	1,022.37	2.80	0.55
Class R5	1,000.00	1,104.60	2.91	1,022.37	2.80	0.55
Class R6	1,000.00	1,105.20	2.91	1,022.37	2.80	0.55

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

30                      Invesco Advantage International Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Advantage International Fund’s (formerly, Invesco Oppenheimer Global Multi-Asset Growth Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the

Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board noted that the Fund only had four full years of performance history and compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the MSCI All Country World Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period and the second quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods. The Board considered that the Fund was created in connection with the Transaction and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board noted that prior to November 18, 2019, the Fund was sub-advised by Barings LLC and further noted that the Fund underwent a portfolio management team change in June 2019, and that performance results prior to such date were those of the prior portfolio management team. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board further considered that the Fund had changed its name, investment strategy and index against which future performance will be compared on February 28, 2020 and that performance results prior to such date reflected that of the Fund’s former strategy. As a result, the Board did not consider past performance of the Fund to be particularly relevant. The Board considered information provided regarding the more recent performance of the Fund utilizing the new strategy as well as other metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense

31                      Invesco Advantage International Fund

group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective February 2020 and that the Broadridge materials did not reflect this reduced contractual management fee schedule. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated

Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

32                      Invesco Advantage International Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$416,412
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income	0.00%
U.S. Treasury Obligations*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

33                      Invesco Advantage International Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                       Invesco Advantage International Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                      Invesco Advantage International Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School—Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management—Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                      Invesco Advantage International Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                      Invesco Advantage International Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                      Invesco Advantage International Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6                      Invesco Advantage International Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7                      Invesco Advantage International Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-06463 and 033-44611	Invesco Distributors, Inc.	O-GLMAG-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco Asia Pacific Growth Fund

Nasdaq:
A: ASIAX ∎ C: ASICX ∎ Y: ASIYX ∎ R6: ASISX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

    Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

    In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

    As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Asia Pacific Growth Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Asia Pacific Growth Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Asia Pacific Growth Fund (the Fund), at net asset value (NAV), outperformed the MSCI All Country Asia Pacific ex-Japan Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	16.67%
Class C Shares	15.78
Class Y Shares	16.95
Class R6 Shares	17.16
MSCI All Country Asia Pacific ex-Japan Index▼ (Broad Market/Style-Specific Index)	11.80
Lipper Pacific ex-Japan Funds Index∎ (Peer Group Index)	24.37
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

At the start of the fiscal year, macroeconomic and geopolitical issues mostly abated providing a favorable backdrop for global equity returns. Central banks maintained accommodative policies and better economic data and signs of progress in US and China trade talks also supported global equities.

    Global equity markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the fiscal year, economic growth began to slow. This coincided with a resurgence in global infections with record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Global equity markets ended the fiscal year mixed, with emerging markets faring better than developed markets.

    Regardless of the macroeconomic environment, we remain focused on our bottom-up investment approach of identifying attractive companies that fit our earnings, quality and valuation (EQV) process.

    Strong stock selection in the consumer staples sector drove relative outperformance versus the MSCI All Country Asia Pacific ex-Japan Index, the Fund’s broad market/style-specific benchmark. Within the sector, Chinese companies contributed favorably to both the Fund’s absolute and relative performance, including spirits producer Wuliangye Yibin, yeast product company Angel Yeast and pork products maker Henan Shuanghui Investment & Development. Fund holdings in the consumer discretionary sector outperformed those in the broad market/style-specific benchmark sector, contributing to relative results. Within the sector, strength was seen in Chinese holdings Meituan-Dianping, an online provider of consumer services in China, and JD.com, a leading e-commerce platform in China. Both companies have benefited from COVID-related stay-at-home orders. Overweight exposure to the consumer discretionary sector, the strongest performing sector in the MSCI All Country Asia Pacific ex-Japan Index, and underweight exposure to the weaker financials sector added to the Fund’s relative return. On a geographic basis, strong stock selection in China was the largest contributor to the Fund’s relative results. The Fund’s holdings in Australia and India outperformed those of the broad market/style-specific benchmark index, adding to relative return. Underweight exposure to both countries also benefited the Fund’s relative performance.

    In contrast, overweight exposure to and stock selection in the real estate sector was the largest detractor from the Fund’s relative return during the fiscal year. Weakness was seen in Indonesia-based Pakuwon Jati and Singapore-based Keppel REIT. The real estate sector was negatively impacted by the COVID-19 pandemic and lockdown restrictions. Fund holdings in the communication services and information technology sectors underperformed those of the broad market/ style-specific benchmark index, detracting from relative results. Within communications services, China-based Tencent had strong absolute performance, but underweight exposure relative to the broad market/style-specific benchmark index hampered relative return. Additionally, weakness was also seen in telecommunications company Telkom Indonesia amid pricing pressure and market share loss. We trimmed our position size during the fiscal year. Underweight exposure to the communication services sector was a drag on relative results as well. Geographically, stock selection in Indonesia, Hong Kong and the Philippines detracted from the Fund’s relative performance. Overweight exposure to all three regions also had a negative impact on relative return.

    During the fiscal year, we continued to look for opportunities to improve the growth potential and quality of the Fund’s portfolio by adding companies based on our EQV outlook for each company. During the COVID-19 market selloff, our trading activity picked up to take advantage of the broadening opportunity set. We added several new holdings, including China-based online messaging and social network services company Tencent, India’s largest private bank HDFC Bank and Thailand’s largest mall operator Central Pattana. We sold several holdings, including financials companies Indonesia-based Bank Mandiri, Malaysia-based Public Bank Berhad and Thailand-based Kasikornbank.

    As always, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused investment process. We continue to look for high-quality growth companies that exhibit the following characteristics: strong organic revenue growth; high returns on capital; pricing power; strong balance sheets; cash generation; effective capital allocation and reasonable valuations. In addition, we continue to favor companies that are resilient in weak economic environments. Our balanced EQV-focused approach aligns with our goal of delivering attractive risk-adjusted returns over the long term.

4	Invesco Asia Pacific Growth Fund

    We thank you for your continued investment in Invesco Asia Pacific Growth Fund.

Portfolio manager(s):

Brent Bates

Steve Cao - Lead

Mark Jason

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Asia Pacific Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/10

1	Source: Lipper Inc.
2	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Asia Pacific Growth Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges
Class A Shares
Inception (11/3/97)	8.83%
10 Years	6.45
5 Years	8.70
1 Year	10.25

Class C Shares
Inception (11/3/97)	8.82%
10 Years	6.41
5 Years	9.12
1 Year	14.78

Class Y Shares
Inception (10/3/08)	11.37%
10 Years	7.31
5 Years	10.21
1 Year	16.95

Class R6 Shares
10 Years	7.21%
5 Years	10.28
1 Year	17.16

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Asia Pacific Growth Fund

Invesco Asia Pacific Growth Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI All Country Asia Pacific ex-Japan Index (Net) is an unmanaged index considered representative of Asia Pacific region stock markets, excluding Japan. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Pacific ex-Japan Funds Index is an unmanaged index considered representative of Pacific region ex-Japan funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Asia Pacific Growth Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Consumer Discretionary	21.98%
Information Technology	16.76
Consumer Staples	13.98
Real Estate	11.29
Financials	9.48
Communication Services	9.28
Industrials	5.01
Other Sectors, Each Less than 2% of Net Assets	2.97
Money Market Funds Plus Other Assets Less Liabilities	9.25

Top 10 Equity Holdings*

		% of total net assets
1.	Alibaba Group Holding Ltd., ADR	6.55%
2.	Tencent Holdings Ltd.	6.17
3.	Taiwan Semiconductor Manufacturing Co. Ltd.	5.53
4.	Samsung Electronics Co. Ltd.	5.08
5.	Broadcom, Inc.	4.50
6.	Yum China Holdings, Inc.	4.49
7.	China Mengniu Dairy Co. Ltd.	4.43
8.	Wuliangye Yibin Co. Ltd., A Shares	3.52
9.	Swire Properties Ltd.	3.22
10.	JD.com, Inc., ADR	2.77

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

9	Invesco Asia Pacific Growth Fund

Schedule of Investments

October 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–90.75%
Australia–1.48%
CSL Ltd.	52,753	$10,721,845

China–40.85%
Alibaba Group Holding Ltd., ADR(a)	155,442	47,361,623

Angel Yeast Co. Ltd., A Shares	839,300	6,657,118

China Feihe Ltd.(b)	1,552,000	3,509,332

China Mengniu Dairy Co. Ltd.(a)	6,808,000	32,033,435

Henan Shuanghui Investment & Development Co. Ltd., A Shares	621,724	4,654,402

Industrial & Commercial Bank of China Ltd., H Shares	5,348,000	3,009,028

JD.com, Inc., ADR(a)	245,488	20,012,182

Kweichow Moutai Co. Ltd., A Shares	19,627	4,906,168

Meituan Dianping, B Shares(a)	375,200	14,035,066

Minth Group Ltd.	2,616,000	10,805,020

New Oriental Education & Technology Group, Inc., ADR(a)	67,300	10,793,574

Qingdao Port International Co. Ltd., H Shares(b)	7,070,000	4,013,929

Shanghai International Airport Co. Ltd., A Shares	1,220,923	12,074,785

Sunny Optical Technology Group Co. Ltd.	715,500	11,900,575

Tencent Holdings Ltd.	581,800	44,627,798

Tongcheng-Elong Holdings Ltd.(a)(b)	4,282,000	7,140,251

Wuliangye Yibin Co. Ltd., A Shares	695,660	25,450,997

Yum China Holdings, Inc.	610,489	32,496,329

		295,481,612

Hong Kong–3.78%
Hongkong Land Holdings Ltd.	1,093,700	4,017,977

Swire Properties Ltd.	8,678,600	23,290,802

		27,308,779

India–2.43%
HDFC Bank Ltd., ADR(a)	305,893	17,570,494

Indonesia–5.61%
PT Bank Central Asia Tbk	8,897,400	17,492,543

PT Pakuwon Jati Tbk(a)	512,588,600	14,316,083

PT Telekomunikasi Indonesia (Persero) Tbk	49,442,100	8,758,189

		40,566,815

Macau–2.26%
Galaxy Entertainment Group Ltd.	2,480,000	16,358,611

Malaysia–2.21%
Bursa Malaysia Bhd.	5,400,550	10,400,079

Heineken Malaysia Bhd.	1,293,000	5,590,839

		15,990,918

	Shares	Value

New Zealand–1.21%
Auckland International Airport Ltd.(a)	1,026,860	$4,755,004

Freightways Ltd.	716,915	3,980,648

		8,735,652

Philippines–4.40%
BDO Unibank, Inc.	5,955,980	10,939,412

SM Investments Corp.	581,086	11,397,185

SM Prime Holdings, Inc.	13,653,700	9,507,877

		31,844,474

Singapore–3.95%
Keppel REIT	26,543,700	19,381,633

United Overseas Bank Ltd.	658,700	9,156,145

		28,537,778

South Korea–6.98%
NAVER Corp.	53,315	13,743,774

Samsung Electronics Co. Ltd.	733,170	36,765,794

		50,509,568

Taiwan–5.53%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,651,464	40,015,912

Thailand–1.54%
Central Pattana PCL, Foreign Shares	8,986,000	11,125,464

United States–5.99%
Amcor PLC, CDI	1,031,715	10,751,446

Broadcom, Inc.	93,153	32,569,083

		43,320,529

Vietnam–2.53%
Vietnam Dairy Products JSC	3,915,050	18,274,903

Total Common Stocks & Other Equity Interests (Cost $422,330,553)		656,363,354

Money Market Funds–9.27%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(c)(d)	23,355,433	23,355,433

Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(c)(d)	16,996,809	17,003,608

Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	26,691,924	26,691,924

Total Money Market Funds (Cost $67,047,658)		67,050,965

TOTAL INVESTMENTS IN SECURITIES–100.02% (Cost $489,378,211)		723,414,319

OTHER ASSETS LESS LIABILITIES–(0.02)%		(170,247)

NET ASSETS–100.00%		$723,244,072

Investment Abbreviations:

ADR – American Depositary Receipt

CDI – CREST Depository Interest

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Asia Pacific Growth Fund

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $14,663,512, which represented 2.03% of the Fund’s Net Assets.

(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$27,069,917	$58,022,944	$(61,737,428)	$-	$-	$23,355,433	$162,371

Invesco Liquid Assets Portfolio, Institutional Class	19,342,717	42,067,007	(44,400,420)	(2,315)	(3,381)	17,003,608	150,424
Invesco Treasury Portfolio, Institutional Class	30,937,048	66,311,936	(70,557,060)	-	-	26,691,924	180,512
Total	$77,349,682	$166,401,887	$(176,694,908)	$(2,315)	$(3,381)	$67,050,965	$493,307

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Asia Pacific Growth Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in securities, at value (Cost $422,330,553)	$656,363,354
Investments in affiliated money market funds, at value (Cost $67,047,658)	67,050,965
Foreign currencies, at value (Cost $628,395)	628,170
Receivable for:
Fund shares sold	173,433
Dividends	385,665
Investment for trustee deferred compensation and retirement plans	134,465
Other assets	42,556
Total assets	724,778,608

Liabilities:
Payable for:
Fund shares reacquired	662,041
Accrued fees to affiliates	424,255
Accrued trustees’ and officers’ fees and benefits	658
Accrued other operating expenses	303,172
Trustee deferred compensation and retirement plans	144,410
Total liabilities	1,534,536
Net assets applicable to shares outstanding	$723,244,072

Net assets consist of:
Shares of beneficial interest	$432,316,456
Distributable earnings	290,927,616
$723,244,072

Net Assets:
Class A	$438,472,844
Class C	$23,167,177
Class Y	$154,377,572
Class R6	$107,226,479

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	12,113,932
Class C	704,177
Class Y	4,251,651
Class R6	2,952,050
Class A:
Net asset value per share	$36.20
Maximum offering price per share
(Net asset value of $36.20 ÷ 94.50%)	$38.31
Class C:
Net asset value and offering price per share	$32.90
Class Y:
Net asset value and offering price per share	$36.31
Class R6:
Net asset value and offering price per share	$36.32

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Asia Pacific Growth Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $960,208)	$12,244,488

Dividends from affiliated money market funds	493,307

Total investment income	12,737,795

Expenses:
Advisory fees	6,298,295

Administrative services fees	98,568

Custodian fees	223,790

Distribution fees:

Class A	1,039,018

Class C	260,536

Transfer agent fees – A, C and Y	1,245,942

Transfer agent fees – R6	7,406

Trustees’ and officers’ fees and benefits	25,470

Registration and filing fees	63,367

Reports to shareholders	88,162

Professional services fees	56,515

Other	15,206

Total expenses	9,422,275

Less: Fees waived and/or expense offset arrangement(s)	(78,402)

Net expenses	9,343,873

Net investment income	3,393,922

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $312,618)	54,860,780

Foreign currencies	(402,483)

54,458,297

Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $300,250)	45,410,429

Foreign currencies	(8,170)

45,402,259

Net realized and unrealized gain	99,860,556

Net increase in net assets resulting from operations	$103,254,478

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Asia Pacific Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$3,393,922	$8,639,587

Net realized gain	54,458,297	39,831,706

Change in net unrealized appreciation	45,402,259	67,995,708

Net increase in net assets resulting from operations	103,254,478	116,467,001

Distributions to shareholders from distributable earnings:
Class A	(28,385,727)	(26,750,392)

Class C	(1,894,754)	(3,425,301)

Class Y	(11,193,927)	(12,016,731)

Class R6	(7,091,434)	(6,512,306)

Total distributions from distributable earnings	(48,565,842)	(48,704,730)

Share transactions–net:
Class A	(28,296,505)	(1,605,418)

Class C	(9,566,312)	(25,531,581)

Class Y	(26,920,201)	(18,397,911)

Class R6	2,027,173	881,498

Net increase (decrease) in net assets resulting from share transactions	(62,755,845)	(44,653,412)

Net increase (decrease) in net assets	(8,067,209)	23,108,859

Net assets:
Beginning of year	731,311,281	708,202,422

End of year	$723,244,072	$731,311,281

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Asia Pacific Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/20	$33.15	$0.13	$5.12	$5.25	$(0.35)	$(1.85)	$(2.20)	$36.20	16.67%	$438,473	1.44	%(d)	1.45	%(d)	0.40	%(d)	27%
Year ended 10/31/19	30.30	0.35	4.60	4.95	(0.34)	(1.76)	(2.10)	33.15	17.17	433,120	1.43		1.44		1.08		17
Year ended 10/31/18	36.95	0.36	(4.21)	(3.85)	(0.28)	(2.52)	(2.80)	30.30	(11.39)	395,319	1.44		1.46		1.04		21
Year ended 10/31/17	31.60	0.28	5.69	5.97	(0.30)	(0.32)	(0.62)	36.95	19.32	495,214	1.45		1.47		0.85		18
Year ended 10/31/16	29.35	0.31	2.83	3.14	(0.89)	–	(0.89)	31.60	11.15	467,191	1.45		1.47		1.06		9
Class C
Year ended 10/31/20	30.25	(0.10)	4.65	4.55	(0.05)	(1.85)	(1.90)	32.90	15.78	23,167	2.19	(d)	2.20	(d)	(0.35	)(d)	27
Year ended 10/31/19	27.77	0.10	4.21	4.31	(0.07)	(1.76)	(1.83)	30.25	16.29	31,409	2.18		2.19		0.33		17
Year ended 10/31/18	34.08	0.09	(3.86)	(3.77)	(0.02)	(2.52)	(2.54)	27.77	(12.05)	53,201	2.19		2.21		0.29		21
Year ended 10/31/17	29.17	0.03	5.27	5.30	(0.07)	(0.32)	(0.39)	34.08	18.44	70,146	2.20		2.22		0.10		18
Year ended 10/31/16	27.10	0.08	2.63	2.71	(0.64)	–	(0.64)	29.17	10.34	72,872	2.20		2.22		0.31		9
Class Y
Year ended 10/31/20	33.25	0.21	5.13	5.34	(0.43)	(1.85)	(2.28)	36.31	16.95	154,378	1.19	(d)	1.20	(d)	0.65	(d)	27
Year ended 10/31/19	30.41	0.43	4.60	5.03	(0.43)	(1.76)	(2.19)	33.25	17.44	170,249	1.18		1.19		1.33		17
Year ended 10/31/18	37.07	0.45	(4.23)	(3.78)	(0.36)	(2.52)	(2.88)	30.41	(11.17)	172,297	1.19		1.21		1.29		21
Year ended 10/31/17	31.69	0.36	5.71	6.07	(0.37)	(0.32)	(0.69)	37.07	19.66	267,942	1.20		1.22		1.10		18
Year ended 10/31/16	29.45	0.39	2.82	3.21	(0.97)	–	(0.97)	31.69	11.42	329,748	1.20		1.22		1.31		9
Class R6
Year ended 10/31/20	33.27	0.28	5.12	5.40	(0.50)	(1.85)	(2.35)	36.32	17.16	107,226	0.99	(d)	1.00	(d)	0.85	(d)	27
Year ended 10/31/19	30.43	0.49	4.61	5.10	(0.50)	(1.76)	(2.26)	33.27	17.70	96,533	0.98		0.99		1.53		17
Year ended 10/31/18	37.10	0.51	(4.22)	(3.71)	(0.44)	(2.52)	(2.96)	30.43	(11.00)	87,386	1.01		1.03		1.47		21
Year ended 10/31/17(e)	32.81	0.27	4.02	4.29	–	–	–	37.10	13.08	122,996	1.01	(f)	1.03	(f)	1.29	(f)	18

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $415,607, $26,054, $151,471 and $97,353 for Class A, Class C, Class Y and Class R6 shares, respectively.
(e)	Commencement date of April 4, 2017.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Asia Pacific Growth Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Asia Pacific Growth Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is long-term growth of capital.

    The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

16	Invesco Asia Pacific Growth Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

17	Invesco Asia Pacific Growth Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.935%

Next $250 million	0.910%

Next $500 million	0.885%

Next $1.5 billion	0.860%

Next $2.5 billion	0.835%

Next $2.5 billion	0.810%

Next $2.5 billion	0.785%

Amount over $10 billion	0.760%

    For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.91%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 2.25%, 3.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the year ended October 31, 2020, the Adviser waived advisory fees of $73,995.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $66,467 in front-end sales commissions from the sale of Class A shares and $2,877 and $2,294 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

18	Invesco Asia Pacific Growth Fund

    The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$ –	$ 10,721,845	$–	$ 10,721,845

China	110,663,708	184,817,904	–	295,481,612

Hong Kong	–	27,308,779	–	27,308,779

India	17,570,494	–	–	17,570,494

Indonesia	–	40,566,815	–	40,566,815

Macau	–	16,358,611	–	16,358,611

Malaysia	–	15,990,918	–	15,990,918

New Zealand	–	8,735,652	–	8,735,652

Philippines	–	31,844,474	–	31,844,474

Singapore	–	28,537,778	–	28,537,778

South Korea	–	50,509,568	–	50,509,568

Taiwan	–	40,015,912	–	40,015,912

Thailand	–	11,125,464	–	11,125,464

United States	32,569,083	10,751,446	–	43,320,529

Vietnam	–	18,274,903	–	18,274,903

Money Market Funds	67,050,965	–	–	67,050,965

Total Investments	$227,854,250	$495,560,069	$–	$723,414,319

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,407.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020	2019

Ordinary income*	$10,662,950	$11,504,676

Long-term capital gain	37,902,892	37,200,054

Total distributions	$48,565,842	$48,704,730

*	Includes short-term capital gain distributions, if any.

19	Invesco Asia Pacific Growth Fund

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$16,327,730

Undistributed long-term capital gain	40,758,081

Net unrealized appreciation – investments	233,954,447

Net unrealized appreciation - foreign currencies	5,509

Temporary book/tax differences	(118,151)

Shares of beneficial interest	432,316,456

Total net assets	$723,244,072

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of October 31, 2020.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $165,714,133 and $261,337,458, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$257,256,453

Aggregate unrealized (depreciation) of investments	(23,302,006)

Net unrealized appreciation of investments	$233,954,447

    Cost of investments for tax purposes is $489,459,872.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and foreign taxes, on October 31, 2020, undistributed net investment income was decreased by $89,866 and undistributed net realized gain was increased by $89,866. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2020(a)		October 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	937,686	$30,145,626	1,158,851	$36,782,554

Class C	82,500	2,426,842	100,245	2,918,924

Class Y	1,400,491	43,505,433	1,331,908	41,475,028

Class R6	297,210	9,691,972	157,858	5,056,872

Issued as reinvestment of dividends:
Class A	807,939	25,926,744	846,013	25,008,104

Class C	58,740	1,724,616	115,828	3,144,732

Class Y	291,878	9,375,121	330,511	9,779,806

Class R6	192,554	6,175,199	60,895	1,799,437

Automatic conversion of Class C shares to Class A shares:
Class A	118,184	3,920,812	664,213	20,856,417

Class C	(129,652)	(3,920,812)	(724,136)	(20,856,417)

20	Invesco Asia Pacific Growth Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2020(a)		October 31, 2019
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(2,813,581)	$(88,289,687)	(2,650,540)	$(84,252,493)

Class C	(345,611)	(9,796,958)	(369,393)	(10,738,820)

Class Y	(2,560,256)	(79,800,755)	(2,209,183)	(69,652,745)

Class R6	(439,230)	(13,839,998)	(188,971)	(5,974,811)

Net increase (decrease) in share activity	(2,101,148)	$(62,755,845)	(1,375,901)	$(44,653,412)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 37% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

21	Invesco Asia Pacific Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco Asia Pacific Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Asia Pacific Growth Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22	Invesco Asia Pacific Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,241.40	$8.11	$1,017.90	$7.30	1.44%
Class C	1,000.00	1,236.40	12.31	1,014.13	11.09	2.19
Class Y	1,000.00	1,242.60	6.71	1,019.15	6.04	1.19
Class R6	1,000.00	1,243.90	5.58	1,020.16	5.03	0.99

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

23	Invesco Asia Pacific Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Asia Pacific Growth Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the MSCI All Country Asia Pacific ex-Japan Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and three year periods, and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one and five year periods and below the performance of the Index for the three year period. The Board noted that the Fund’s cash position and stock selection in various sectors and certain Asian geographic regions detracted from Fund performance. The Board further noted that the Fund’s benchmark was changed effective June 15, 2019 in conjunction with the Fund’s repositioning to remove Japan and Australia from its investment universe, and that performance results prior to that time reflect the performance of the Fund prior to such repositioning. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s

24	Invesco Asia Pacific Growth Fund

contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees were in the fifth quintile of its expense group and discussed with management reasons for such relative actual management fees. The Board noted that there were only six funds (including the Fund) in the expense group.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

    The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25	Invesco Asia Pacific Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Long-term Capital Gain Distributions	37,902,892
Qualified Dividend Income*	88.94%
Corporate Dividends Received Deduction*	13.89%
U.S. Treasury Obligations*	0.00%
Foreign Taxes	$0.0323	per share
Foreign Source Income	$0.5914	per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$2,501,910

26	Invesco Asia Pacific Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Asia Pacific Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Asia Pacific Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Asia Pacific Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Asia Pacific Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Asia Pacific Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6	Invesco Asia Pacific Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Asia Pacific Growth Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-06463 and 033-44611	Invesco Distributors, Inc.	APG-AR-1

Annual Report to Shareholders	October 31, 2020
Invesco European Growth Fund
Nasdaq:
A: AEDAX ∎ C: AEDCX ∎ R: AEDRX ∎ Y: AEDYX ∎ Investor: EGINX ∎ R6: AEGSX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, Andrew Schlossberg 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns.

Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                         Invesco European Growth Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use  to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of  changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the  investment strategy described in the fund’s prospectus.

∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco European Growth Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2020, Class A shares of Invesco European Growth Fund (the Fund), at net asset value (NAV), underperformed the MSCI Eu-rope Growth Index, the Fund’s style-specific benchmark.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 10/31/19 to 1 0/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	-10.74%
Class C Shares	-11.43
Class R Shares	-10.96
Class Y Shares	-10.51
Investor Class Shares	-10.68
Class R6 Shares	-10.43
MSCI Europe Index▼ (Broad Market Index)	-9.29
MSCI Europe Growth Index▼ (Style-Specific Index)	3.67
Lipper European Funds Index∎ (Peer Group Index)	2.43
Source(s): ▼RIMES Technologies Corp.; ∎ Lipper Inc.

Market conditions and your Fund

At the start of the fiscal year, macroeconomic and geopolitical issues mostly abated providing a favorable backdrop for global equity returns. Central banks maintained accommodative policies and better economic data and signs of progress in US and China trade talks also supported global equities.

Global equity markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

Despite the continued global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

At the end of the fiscal year, economic growth began to slow. This coincided with a resurgence in global infections with record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Global equity markets ended the fiscal year mixed, with emerging markets faring better than developed markets.

Regardless of the macroeconomic environment, we remain focused on our bottom-up investment approach of identifying attractive companies that fit our earnings, quality and valuation (EQV) process.

The Fund underperformed its style-specific index, the MSCI Europe Growth Index, for the fiscal year. Stock selection in and overweight exposure to the industrials sector was one of the largest detractors from the Fund’s relative performance. Within the sector, Germany-based MTU Aero Engines was a notable detractor. The company experienced weak performance driven by COVID-19’s negative impact on the global aerospace sector. While MTU’s profits were pressured by low spare parts and maintenance demand at the beginning of the pandemic, we believe the long-term growth prospects for the company remain strong. The Fund’s holdings in the financials sector underperformed those of the style-specific index and detracted from relative results. Netherlands-based ING Groep was also a notable detractor from the Fund’s relative performance. The team exited its position in this European bank during the fiscal year due to deteriorating quality and a mea-

ger earnings outlook driven by low rates and uncertain economic development. Overweight exposure to the financials sector detracted from the Fund’s relative return as well. Geographically, the Fund’s holdings in the UK, Denmark and Germany underperformed those of the style-specific benchmark and had a negative impact on relative results. Overweight exposure to the UK and underweight exposure to Denmark hampered the Fund’s relative return as well.

 In a rising equity market environment, the Fund’s cash exposure (which averaged around 6.1% during the fiscal year) detracted from the Fund’s performance relative to the style-specific index. It is important to note that cash is a residual of our bottom-up investment process and not the result of any top-down tactical asset allocation or risk-management allocation decision.

 On the positive side, stock selection in the consumer discretionary sector was the largest contributor to relative performance compared to the style-specific benchmark. Within the sector, Ireland-based Flutter Entertainment was a key contributor to the Fund’s absolute and relative results. Flutter is a global leader in online betting and gaming. In our view, recent strong share price performance was a consequence of COVID-19 related lockdowns and stay-at-home orders, which accelerated the structural shift from in-person to online entertainment. Material underweight exposure to the weak consumer staples sector also added to relative performance. Within the sector, a lack of exposure to several global food and beverage companies such as Anheuser-Busch, Danone and Coca-Cola added to relative results, as key sales distribution channels were disrupted as a result of lockdowns. From a geographic perspective, a lack of exposure to Belgium, a weak style-specific index performer, and overweight exposure to Ireland positively impacted the Fund’s relative performance.

 During the fiscal year, we continued to look for opportunities to improve the growth potential and quality of the Fund’s portfolio by adding companies based on our EQV outlook for each company. We added several new holdings, including Netherlands-based consumer internet company Prosus and two Switzerland-based companies, food services company Nestle and leading pharmaceutical company Roche. We exited several holdings, including Germany-based financials company Allianz and two France-based companies, toll-road operator Vinci and consumer certification and testing company Bureau Veritas.

 As always, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused investment process. We continue to look for high-quality growth companies that exhibit the following characteristics: strong organic

4                         Invesco European Growth Fund

revenue growth; high returns on capital; pricing power; strong balance sheets; cash generation; effective capital allocation and reasonable valuations. In addition, we continue to favor companies that are resilient in weak economic environments. Our balanced EQV-focused approach aligns with our goal of delivering attractive risk-adjusted returns over the long term.

We thank you for your continued investment in Invesco European Growth Fund.

Portfolio manager(s):

Matthew Dennis

Borge Endresen

Jason Holzer - Lead

Richard Nield

Clas Olsson - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5                         Invesco European Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/10

1   Source: RIMES Technologies Corp.

2   Source: Lipper Inc.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco European Growth Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges
Class A Shares

Inception (11/3/97)	8.16%

10 Years	3.38

5 Years	-0.36

1 Year	-15.66

Class C Shares

Inception (11/3/97)	8.17%

10 Years	3.35

5 Years	0.01

1 Year	-12.30

Class R Shares

Inception (6/3/02)	6.79%

10 Years	3.70

5 Years	0.52

1 Year	-10.96

Class Y Shares

Inception (10/3/08)	5.35%

10 Years	4.23

5 Years	1.02

1 Year	-10.51

Investor Class Shares

Inception (9/30/03)	7.49%

10 Years	4.01

5 Years	0.82

1 Year	-10.68

Class R6 Shares

10 Years	4.10%

5 Years	1.04

1 Year	-10.43

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares, Class Y shares, Investor Class shares and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                         Invesco European Growth Fund

Invesco European Growth Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Abut indexes used in this report

∎	The MSCI Europe Index (Net) is an unmanaged index considered representative of stocks of developed European countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI Europe Growth Index (Net) is an unmanaged index considered representative of European growth stocks. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper European Funds Index is an unmanaged index considered representative of European funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                         Invesco European Growth Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Industrials	29.46%
Financials	17.53
Health Care	12.73
Consumer Staples	10.72
Consumer Discretionary	7.94
Communication Services	3.57
Energy	3.36
Information Technology	3.02
Real Estate	2.33
Other Sectors, Each Less than 2% of Net Assets	1.54
Money Market Funds Plus Other Assets Less Liabilities	7.80

Top 10 Equity Holdings*
		% of total net assets
1.	Sberbank of Russia PJSC, Preference Shares	4.88%
2.	DCC PLC	4.40
3.	Prosus N.V.	3.03
4.	Ultra Electronics Holdings PLC	2.99
5.	MorphoSys AG	2.94
6.	Deutsche Boerse AG	2.93
7.	FinecoBank Banca Fineco S.p.A.	2.90
8.	Schneider Electric SE	2.63
9.	IG Group Holdings PLC	2.44
10.	Investor AB, Class B	2.41

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

9                         Invesco European Growth Fund

Schedule of Investments

October 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests-92.20%
Denmark-2.41%
Carlsberg A/S, Class B	95,104	$12,044,333

Novo Nordisk A/S, Class B	171,557	10,971,374

		23,015,707

France-10.48%
Bollore S.A.	5,030,456	18,048,563

Criteo S.A., ADR(a)	463,261	7,949,559

Kaufman & Broad S.A.	404,795	14,433,690

LVMH Moet Hennessy Louis Vuitton SE	20,083	9,428,567

Metropole Television S.A.(a)	730,831	8,052,362

Pernod Ricard S.A.	49,018	7,910,131

Sanofi	100,052	9,044,631

Schneider Electric SE	206,364	25,079,884

		99,947,387

Germany-10.45%
Beiersdorf AG	64,598	6,764,192

Deutsche Boerse AG	189,816	27,940,001

Knorr-Bremse AG	111,554	12,913,522

MorphoSys AG(a)	273,418	28,026,768

MTU Aero Engines AG(a)	77,288	13,196,448

SAP SE	101,180	10,783,111

		99,624,042

Hungary-1.41%
Gedeon Richter PLC	656,489	13,426,880

Ireland-5.28%
Flutter Entertainment PLC(a)	113,642	19,680,088

ICON PLC(a)	103,820	18,718,746

Origin Enterprises PLC	3,142,459	11,970,032

		50,368,866

Italy-4.21%
Danieli & C. Officine Meccaniche S.p.A., RSP	1,381,700	12,493,324

FinecoBank Banca Fineco S.p.A.(a)	2,022,867	27,702,660

		40,195,984

Netherlands-9.78%
Aalberts N.V.	223,332	7,503,609

ASML Holding N.V.	19,388	7,048,598

Heineken N.V.	106,403	9,447,598

Prosus N.V.(a)	288,677	28,854,921

SBM Offshore N.V.	1,145,920	18,540,866

Wolters Kluwer N.V.	269,330	21,831,173

		93,226,765

Norway-0.96%
TGS NOPEC Geophysical Co. ASA	990,078	9,127,912

Russia-4.88%
Sberbank of Russia PJSC, Preference Shares	19,097,718	46,515,758

Spain-1.40%
Construcciones y Auxiliar de Ferrocarriles S.A.(a)	421,449	13,373,454

	Shares	Value

Sweden-5.50%
Investor AB, Class B	382,023	$22,951,874

Lifco AB, Class B	168,932	12,360,305

Sandvik AB(a)	959,806	17,100,949

		52,413,128

Switzerland-10.95%
Alcon, Inc.(a)	196,923	11,168,352

Kuehne + Nagel International AG	96,236	19,223,394

Logitech International S.A.	130,533	10,995,339

Nestle S.A.	193,055	21,690,389

Novartis AG	107,441	8,385,348

OC Oerlikon Corp. AG	1,637,432	11,371,166

Roche Holding AG	67,396	21,635,173

		104,469,161

Turkey-1.56%
Haci Omer Sabanci Holding A.S.	10,715,695	10,535,975

Tupras-Turkiye Petrol Rafinerileri A.S.(a)	487,048	4,347,610

		14,883,585

United Kingdom-20.83%
British American Tobacco PLC	390,194	12,397,203

DCC PLC	644,575	41,965,622

Diploma PLC	242,649	7,000,456

Gamesys Group PLC	222,956	3,358,207

Hays PLC	8,181,714	11,323,304

HomeServe PLC	1,291,440	18,491,619

IG Group Holdings PLC	2,357,021	23,250,064

Jupiter Fund Management PLC	2,738,160	8,242,716

Linde PLC	66,728	14,702,848

RELX PLC	362,690	7,178,777

Savills PLC	2,060,016	22,202,814

Ultra Electronics Holdings PLC	1,168,972	28,474,443

		198,588,073

United States-2.10%
Philip Morris International, Inc.	281,760	20,010,595

Total Common Stocks & Other Equity Interests (Cost $715,970,372)		879,187,297

Money Market Funds-7.28%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(b)(c)	22,919,264	22,919,264

Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(b)(c)	20,301,770	20,309,891

Invesco Treasury Portfolio, Institutional Class, 0.01%(b)(c)	26,193,444	26,193,444

Total Money Market Funds (Cost $69,409,538)		69,422,599

TOTAL INVESTMENTS IN SECURITIES-99.48% (Cost $785,379,910)		948,609,896

OTHER ASSETS LESS LIABILITIES-0.52%		4,937,234

NET ASSETS-100.00%		$953,547,130

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco European Growth Fund

Investment Abbreviations:

ADR – American Depositary Receipt

RSP – Registered Savings Plan Shares

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$28,046,386	$91,721,275	$(96,848,397)	$-	$-	$22,919,264	$146,415
Invesco Liquid Assets Portfolio, Institutional Class	20,042,667	69,115,656	(68,859,184)	7,020	3,732	20,309,891	145,671
Invesco Treasury Portfolio, Institutional Class	32,053,013	104,824,313	(110,683,882)	-	-	26,193,444	162,270
Total	$80,142,066	$265,661,244	$(276,391,463)	$7,020	$3,732	$69,422,599	$454,356

(c)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco European Growth Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in securities, at value (Cost $715,970,372)	$879,187,297

Investments in affiliated money market funds, at value (Cost $69,409,538)	69,422,599

Cash	3,891,907

Foreign currencies, at value (Cost $1,020,033)	1,006,253

Receivable for:
Investments sold	5,277,248

Fund shares sold	846,216

Dividends	3,043,851

Investment for trustee deferred compensation and retirement plans	212,220

Other assets	57,446

Total assets	962,945,037

Liabilities:
Payable for:
Investments purchased	3,409,040

Fund shares reacquired	1,124,409

Accrued fees to affiliates	420,948

Accrued trustees’ and officers’ fees and benefits	1,598

Accrued other operating expenses	4,211,083

Trustee deferred compensation and retirement plans	230,829

Total liabilities	9,397,907

Net assets applicable to shares outstanding	$953,547,130

Net assets consist of:
Shares of beneficial interest	$814,096,508

Distributable earnings	139,450,622

$953,547,130

Net Assets:
Class A	$287,960,430

Class C	$22,165,746

Class R	$6,091,906

Class Y	$524,898,708

Investor Class	$103,953,578

Class R6	$8,476,762

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	8,538,250

Class C	707,916

Class R	181,341

Class Y	15,525,830

Investor Class	3,088,994

Class R6	250,719

Class A:
Net asset value per share	$33.73

Maximum offering price per share (Net asset value of $33.73 ÷ 94.50%)	$35.69

Class C:
Net asset value and offering price per share	$31.31

Class R:
Net asset value and offering price per share	$33.59

Class Y:
Net asset value and offering price per share	$33.81

Investor Class:
Net asset value and offering price per share	$33.65

Class R6:
Net asset value and offering price per share	$33.81

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco European Growth Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $2,580,334)	$23,585,894

Dividends from affiliated money market funds	454,356

Total investment income	24,040,250

Expenses:
Advisory fees	9,846,998

Administrative services fees	158,859

Custodian fees	226,046

Distribution fees: Class A	835,225

Class C	290,902

Class R	34,388

Investor Class	188,523

Transfer agent fees – A, C, R, Y and Investor	1,687,054

Transfer agent fees – R6	3,311

Trustees’ and officers’ fees and benefits	31,922

Registration and filing fees	87,250

Reports to shareholders	90,817

Professional services fees	62,520

Other	18,871

Total expenses	13,562,686

Less: Fees waived and/or expense offset arrangement(s)	(78,128)

Net expenses	13,484,558

Net investment income	10,555,692

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(14,640,845)

Foreign currencies	101,244

(14,539,601)

Change in net unrealized appreciation (depreciation) of:
Investment securities	(132,381,208)

Foreign currencies	69,502

(132,311,706)

Net realized and unrealized gain (loss)	(146,851,307)

Net increase (decrease) in net assets resulting from operations	$(136,295,615)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco European Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$10,555,692	$28,067,235

Net realized gain (loss)	(14,539,601)	(2,132,949)

Change in net unrealized appreciation (depreciation)	(132,311,706)	101,791,103

Net increase (decrease) in net assets resulting from operations	(136,295,615)	127,725,389

Distributions to shareholders from distributable earnings:
Class A	(9,968,449)	(5,164,427)

Class C	(650,979)	(308,282)

Class R	(178,444)	(108,132)

Class Y	(19,903,510)	(12,661,911)

Investor Class	(3,532,061)	(1,839,884)

Class R6	(268,019)	(171,586)

Total distributions from distributable earnings	(34,501,462)	(20,254,222)

Share transactions–net:
Class A	(48,369,989)	(49,808,600)

Class C	(11,622,355)	(37,493,491)

Class R	(678,098)	(3,679,296)

Class Y	(79,494,966)	(176,336,063)

Investor Class	(11,699,480)	(11,598,083)

Class R6	1,231,154	(2,094,827)

Net increase (decrease) in net assets resulting from share transactions	(150,633,734)	(281,010,360)

Net increase (decrease) in net assets	(321,430,811)	(173,539,193)

Net assets:
Beginning of year	1,274,977,941	1,448,517,134

End of year	$953,547,130	$1,274,977,941

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco European Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/20	$38.76	$0.30	$(4.31)	$(4.01)	$(1.02)	$–	$(1.02)	$33.73	(10.74)%		$287,960	1.36	%(d)	1.37	%(d)	0.84	%(d)	27%
Year ended 10/31/19	35.55	0.74	2.94	3.68	(0.47)	–	(0.47)	38.76	10.57		386,369	1.35		1.36		2.02		10
Year ended 10/31/18	40.95	0.58	(5.21)	(4.63)	(0.77)	–	(0.77)	35.55	(11.54)		402,331	1.34		1.35		1.45		16
Year ended 10/31/17	32.88	0.48	8.12	8.60	(0.53)	–	(0.53)	40.95	26.53		506,795	1.38		1.39		1.32		22
Year ended 10/31/16	36.65	0.50	(2.61)	(2.11)	(0.51)	(1.15)	(1.66)	32.88	(5.94)		453,114	1.34		1.36		1.47		16
Class C
Year ended 10/31/20	35.97	0.03	(4.04)	(4.01)	(0.65)	–	(0.65)	31.31	(11.43)		22,166	2.11	(d)	2.12	(d)	0.09	(d)	27
Year ended 10/31/19	32.94	0.43	2.75	3.18	(0.15)	–	(0.15)	35.97	9.72		38,236	2.10		2.11		1.27		10
Year ended 10/31/18	38.01	0.26	(4.82)	(4.56)	(0.51)	–	(0.51)	32.94	(12.18)		71,859	2.09		2.10		0.70		16
Year ended 10/31/17	30.50	0.19	7.56	7.75	(0.24)	–	(0.24)	38.01	25.58		90,488	2.13		2.14		0.57		22
Year ended 10/31/16	34.12	0.22	(2.42)	(2.20)	(0.27)	(1.15)	(1.42)	30.50	(6.63)		86,303	2.09		2.11		0.72		16
Class R
Year ended 10/31/20	38.59	0.21	(4.32)	(4.11)	(0.89)	–	(0.89)	33.59	(10.98)		6,092	1.61	(d)	1.62	(d)	0.59	(d)	27
Year ended 10/31/19	35.38	0.64	2.93	3.57	(0.36)	–	(0.36)	38.59	10.26		7,803	1.60		1.61		1.77		10
Year ended 10/31/18	40.76	0.48	(5.18)	(4.70)	(0.68)	–	(0.68)	35.38	(11.74)		10,795	1.59		1.60		1.20		16
Year ended 10/31/17	32.71	0.39	8.09	8.48	(0.43)	–	(0.43)	40.76	26.24		13,655	1.63		1.64		1.07		22
Year ended 10/31/16	36.48	0.41	(2.60)	(2.19)	(0.43)	(1.15)	(1.58)	32.71	(6.19)		12,893	1.59		1.61		1.22		16
Class Y
Year ended 10/31/20	38.85	0.39	(4.31)	(3.92)	(1.12)	–	(1.12)	33.81	(10.51)		524,899	1.11	(d)	1.12	(d)	1.09	(d)	27
Year ended 10/31/19	35.67	0.83	2.93	3.76	(0.58)	–	(0.58)	38.85	10.81		700,808	1.10		1.11		2.27		10
Year ended 10/31/18	41.06	0.68	(5.21)	(4.53)	(0.86)	–	(0.86)	35.67	(11.29)		820,248	1.09		1.10		1.70		16
Year ended 10/31/17	32.98	0.58	8.13	8.71	(0.63)	–	(0.63)	41.06	26.85		911,498	1.13		1.14		1.57		22
Year ended 10/31/16	36.76	0.58	(2.62)	(2.04)	(0.59)	(1.15)	(1.74)	32.98	(5.71)		696,907	1.09		1.11		1.72		16
Investor Class
Year ended 10/31/20	38.67	0.33	(4.31)	(3.98)	(1.04)	–	(1.04)	33.65	(10.68	)(e)	103,954	1.27	(d)(e)	1.28	(d)(e)	0.93	(d)(e)	27
Year ended 10/31/19	35.48	0.76	2.93	3.69	(0.50)	–	(0.50)	38.67	10.61	(e)	133,149	1.29	(e)	1.30	(e)	2.08	(e)	10
Year ended 10/31/18	40.86	0.60	(5.19)	(4.59)	(0.79)	–	(0.79)	35.48	(11.47	)(e)	133,359	1.29	(e)	1.30	(e)	1.50	(e)	16
Year ended 10/31/17	32.80	0.50	8.10	8.60	(0.54)	–	(0.54)	40.86	26.61	(e)	166,324	1.32	(e)	1.33	(e)	1.38	(e)	22
Year ended 10/31/16	36.56	0.51	(2.61)	(2.10)	(0.51)	(1.15)	(1.66)	32.80	(5.91	)(e)	147,804	1.31	(e)	1.33	(e)	1.50	(e)	16
Class R6
Year ended 10/31/20	38.86	0.43	(4.32)	(3.89)	(1.16)	–	(1.16)	33.81	(10.43)		8,477	0.99	(d)	1.00	(d)	1.21	(d)	27
Year ended 10/31/19	35.68	0.87	2.94	3.81	(0.63)	–	(0.63)	38.86	10.96		8,613	0.98		0.99		2.39		10
Year ended 10/31/18	41.09	0.72	(5.21)	(4.49)	(0.92)	–	(0.92)	35.68	(11.20)		9,925	0.99		1.00		1.80		16
Period ended 10/31/17(f)	35.50	0.40	5.19	5.59	–	–	–	41.09	15.75		4,723	0.96	(g)	0.97	(g)	1.74	(g)	22

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $334,090, $29,090, $6,878, $598,035, $117,295 and $8,740 for Class A, Class C, Class R, Class Y, Investor Class and Class R6 shares, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.16%, 0.19%, 0.20%, 0.19% and 0.22% for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(f)	Commencement date of April 4, 2017.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco European Growth Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco European Growth Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Investor Class and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller,odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

16                         Invesco European Growth Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

17                         Invesco European Growth Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.935%

Next $250 million	0.910%

Next $500 million	0.885%

Next $1.5 billion	0.860%

Next $2.5 billion	0.835%

Next $2.5 billion	0.810%

Next $2.5 billion	0.785%

Over $10 billion	0.760%

For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.90%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.25% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2020, the Adviser waived advisory fees of $72,151.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R, Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $28,845 in front-end sales commissions from the sale of Class A shares and $686 and $1,239 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

18                         Invesco European Growth Fund

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Denmark	$–	$23,015,707	$ –	$23,015,707

France	7,949,559	91,997,828	–	99,947,387

Germany	–	99,624,042	–	99,624,042

Hungary	–	13,426,880	–	13,426,880

Ireland	18,718,746	31,650,120	–	50,368,866

Italy	–	40,195,984	–	40,195,984

Netherlands	–	93,226,765	–	93,226,765

Norway	–	9,127,912	–	9,127,912

Russia	–	46,515,758	–	46,515,758

Spain	–	13,373,454	–	13,373,454

Sweden	–	52,413,128	–	52,413,128

Switzerland	–	104,469,161	–	104,469,161

Turkey	–	14,883,585	–	14,883,585

United Kingdom	14,702,848	183,885,225	–	198,588,073

United States	20,010,595	–	–	20,010,595

Money Market Funds	69,422,599	–	–	69,422,599

Total Investments	$130,804,347	$817,805,549	$ –	$948,609,896

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,977.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020	2019

Ordinary income	$34,501,462	$20,254,222

19                         Invesco European Growth Fund

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$15,725,383

Net unrealized appreciation - investments	143,510,587

Net unrealized appreciation - foreign currencies	136,459

Temporary book/tax differences	(191,196)

Capital loss carryforward	(19,730,611)

Shares of beneficial interest	814,096,508

Total net assets	$953,547,130

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$17,898,324	$1,832,287	$19,730,611

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $273,947,563 and $439,617,889, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$222,934,510

Aggregate unrealized (depreciation) of investments	(79,423,923)

Net unrealized appreciation of investments	$143,510,587

Cost of investments for tax purposes is $805,099,309.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on October 31, 2020, undistributed net investment income was increased by $2,833,940 and undistributed net realized gain (loss) was decreased by $2,833,940. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended October 31, 2020(a)		Year ended October 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	530,820	$18,920,411	751,237	$27,123,459

Class C	46,143	1,507,318	67,166	2,239,467

Class R	30,865	1,080,156	34,739	1,257,448

Class Y	4,385,537	147,163,758	4,660,942	165,361,568

Investor Class	45,833	1,620,704	54,987	1,960,821

Class R6	133,117	4,834,990	31,879	1,165,050

Issued as reinvestment of dividends:
Class A	220,799	8,713,438	138,228	4,622,322

Class C	14,787	545,333	8,593	268,453

Class R	4,499	177,209	3,199	106,759

Class Y	416,542	16,440,918	175,171	5,859,477

Investor Class	81,165	3,193,834	51,563	1,719,098

Class R6	6,621	261,078	5,015	167,583

20                         Invesco European Growth Fund

	Summary of Share Activity

	Year ended October 31, 2020(a)		Year ended October 31, 2019

	Shares	Amount	Shares	Amount

Automatic conversion of Class C shares to Class A shares:
Class A	86,439	$3,132,991	517,108	$18,495,040

Class C	(92,835)	(3,132,991)	(554,260)	(18,495,040)

Reacquired:
Class A	(2,268,059)	(79,136,829)	(2,754,517)	(100,049,421)

Class C	(323,151)	(10,542,015)	(640,261)	(21,506,371)

Class R	(56,231)	(1,935,463)	(140,878)	(5,043,503)

Class Y	(7,313,281)	(243,099,642)	(9,796,982)	(347,557,108)

Investor Class	(481,353)	(16,514,018)	(422,290)	(15,278,002)

Class R6	(110,664)	(3,864,914)	(93,417)	(3,427,460)

Net increase (decrease) in share activity	(4,642,407)	$(150,633,734)	(7,902,778)	$(281,010,360)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

21                         Invesco European Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco European Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco European Growth Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22                         Invesco European Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,068.40	$7.07	$1,018.30	$6.90	1.36%
Class C	1,000.00	1,064.20	10.95	1,014.53	10.68	2.11
Class R	1,000.00	1,067.30	8.37	1,017.04	8.16	1.61
Class Y	1,000.00	1,070.00	5.78	1,019.56	5.63	1.11
Investor Class	1,000.00	1,068.90	6.60	1,018.75	6.44	1.27
Class R6	1,000.00	1,070.30	5.15	1,020.16	5.03	0.99

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

23                         Invesco European Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco European Growth Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.

As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the MSCI Europe Growth Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and five year periods and the fourth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s cash position as well as its underweight exposure to and stock selection in certain sectors negatively impacted relative performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s

24                         Invesco European Growth Fund

contractual management fees and total expense ratio were in the fourth quintile of its expense group and that the Fund’s actual management fees were in the fifth quintile of its expense group. The Board discussed with management reasons for such relative actual and contractual management fees and total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25                         Invesco European Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	4.93%
U.S. Treasury Obligations*	0.00%
Foreign Taxes	$0.0879	per share
Foreign Source Income	$0.8698	per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                         Invesco European Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                         Invesco European Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199

Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                         Invesco European Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                         Invesco European Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort -1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                         Invesco European Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                         Invesco European Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6                         Invesco European Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the Independent Trustees

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Transfer Agent

Invesco Investment Services, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Auditors

PricewaterhouseCoopers LLP

1000 Louisiana Street, Suite 5800

Houston, TX 77002-5678

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110-2801

T-7                         Invesco European Growth Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website,sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website,sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website,sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-06463 and 033-44611	Invesco Distributors, Inc.	EGR-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco Global Focus Fund Effective September 30, 2020, Invesco Oppenheimer Global Focus Fund was renamed Invesco Global Focus Fund.
Nasdaq:
A: GLVAX ∎ C: GLVCX ∎ R: GLVNX ∎ Y: GLVYX ∎ R5: GFFDX ∎ R6: GLVIX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

    Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

    In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

    As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco  Global Focus Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                      Invesco  Global Focus Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Global Focus Fund (the Fund), at net asset value (NAV), outperformed the MSCI All Country World Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	50.31%
Class C Shares	49.20
Class R Shares	49.95
Class Y Shares	50.68
Class R5 Shares	50.88
Class R6 Shares	50.94
MSCI All Country World Index▼	4.89
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

At the start of the fiscal year, macroeconomic and geopolitical issues mostly abated providing a favorable backdrop for global equity returns. Central banks maintained accommodative policies and better economic data and signs of progress in US and China trade talks also supported global equities.

    Global equity markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the fiscal year, economic growth began to slow. This coincided with a resurgence in global infections with record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Global equity markets ended the fiscal year mixed, with emerging markets faring better than developed markets.

    Investors, in our experience, have great difficulty adapting to or dealing with, structural change. Change is by definition, new, usually unseen before. That is challenge enough, however, most investors, market observers and the like, are trained or indoctrinated to think and see things in a cyclical framework. When confronted with a major structural shift, that cyclical lens doesn’t just go away, it still sees a cycle, and in doing so loses the plot. We have seen this pattern play out over our entire careers, repeatedly. This year it was COVID-19, which was a big exogenous shock that elicited all sorts of worries about one cycle or another. However, structural change isn’t going to be tossed aside by the pandemic’s beginning or end, and there is a very practical reason for this. Structural “change” could also be termed structural progress, and the economics of progress entails producing the same or more at a lower price. This is also the path to another important offshoot of progress; the creation of wealth. The forces at play driving structural change are a lot bigger than a cycle. Investors often miss that entirely.

    The portfolio we hold today was not assembled in the pandemic and isn’t beholden to it. Many of the better holdings of this past fiscal year, were also strong in the previous one. Several of them were bought or scaled up in the market plunge of late 2018. What’s driving them higher isn’t complicated. Their growth rates and profitability are going up together. The market is what it is, but we are invested in a portfolio of 35 businesses, each holding a significant competitive edge in an expanding economic ecosystem.

    With regard to market sectors, the Fund outperformed the MSCI All Country World Index by the greatest margin in the information technology sector, primarily due to stock selection but also with a significant contribution from our overweight position to the sector. The Fund also outperformed the index strongly in the health care and communication services sectors, primarily due to stock selection. There were no sectors which detracted from relative performance during the fiscal year, with at least modestly positive results in each of the 11 GICS sectors

    The three major contributors to performance during the fiscal year were Twilio, ServiceNow and Amazon.com.

    Twilio is the leading company that provides development tools that allow businesses to communicate with customers in a contemporary fashion. When you send for an Uber, get a text from an airline on a delay or gate change, or communicate with a company via a chat box, you are seeing evidence of the tools that Twilio provides developers. Demand for their services has remained robust during the pandemic, and we expect they have an attractive runway for continued growth in the coming years.

    ServiceNow is the king of digitizing corporate workflows, which improves performance and lowers costs across a wide range of businesses. Its attractive growth trajectory has continued this year, and we continue to like the company’s forward-looking prospects.

    Amazon.com is a dominant eCommerce platform and a pretty natural beneficiary of a self-quarantine. The structural shift to e-commerce has accelerated during our most recent crisis, as it has in prior periods of crisis. Retailers with weak balance sheets might not survive the recent environment. Amazon will likely emerge stronger from it.

    The three major detractors from Fund performance for the fiscal year were Wells Fargo, Canada Goose, and Elanco Animal Health.

    Wells Fargo is a position we sold in the first quarter of 2020. Branch banking is not profitable at the interest rates we now have, and we expect that their earnings power will be impaired until there is a material rise off the current rock bottom rate floor.

    Canada Goose produces luxury clothing, and is most well-known for its high performing outerwear. It is an attractive brand, producing quality products, but retail is really burdened in the current environment, and may remain so a while yet. We also sold this stock in the first quarter of 2020.

4                      Invesco  Global Focus Fund

Elanco Animal Health is a pharmaceutical company focused on medicines and vaccines for pets and livestock. We concluded that the COVID-19 environment presented risks to the company that we were not comfortable with and exited the position in the first quarter of 2020.

We are not market prognosticators, or macro investors. Our lens is companies, their advantages, their prices, and their management and governance quality. Over the years we have found little benefit in thinking short-term or attempting to move faster than other investors. It’s not how we sustain advantage, against our peers and against our benchmark. We plan to continue to align our portfolio in the most advantaged players enmeshed in meaningful structural transformations. E-commerce, digital payments, cloud-based software and healthcare companies well positioned to serve the needs of aging populations, are all examples of themes we are presently invested in, and we remain confident in our holdings in them.

We thank you for your continued investment in Invesco Global Focus Fund.

Portfolio manager(s):

Randall Dishmon

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5                      Invesco  Global Focus Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/10

1  Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                      Invesco  Global Focus Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges

Class A Shares
Inception (10/1/07)	8.30%
10 Years	11.81
5 Years	13.71
1 Year	42.06

Class C Shares
Inception (10/1/07)	8.33%
10 Years	11.75
5 Years	14.13
1 Year	48.20

Class R Shares
Inception (10/1/07)	8.56%
10 Years	12.16
5 Years	14.71
1 Year	49.95

Class Y Shares
Inception (10/1/07)	9.15%
10 Years	12.74
5 Years	15.28
1 Year	50.68

Class R5 Shares
10 Years	12.50%
5 Years	15.13
1 Year	50.88

Class R6 Shares
Inception (8/28/12)	14.94%
5 Years	15.48
1 Year	50.94

Effective May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the Oppenheimer Global Focus Fund (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Global Focus Fund. Note: The Fund was subsequently renamed the Invesco Global Focus Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on

Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                      Invesco  Global Focus Fund

Invesco Global Focus Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for nonresident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                      Invesco  Global Focus Fund

Fund Information

Portfolio Composition
By sector	% of total net assets
Information Technology	40.76%
Health Care	22.45
Communication Services	17.73
Consumer Discretionary	10.76
Industrials	4.18
Materials	1.88
Money Market Funds Plus Other Assets Less Liabilities	2.24

Top 10 Equity Holdings*
% of total net assets
1. Facebook, Inc., Class A	6.93%
2. Twilio, Inc., Class A	6.55
3. ServiceNow, Inc.	5.22
4. salesforce.com, inc.	5.01
5. Amazon.com, Inc.	4.86
6. Crowdstrike Holdings, Inc., Class A	4.54
7. Alibaba Group Holding Ltd., ADR	4.50
8. PayPal Holdings, Inc.	4.06
9. Thermo Fisher Scientific, Inc.	3.78
10. Alphabet, Inc., Class A	3.61

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

9                         Invesco Global Focus Fund

Schedule of Investments(a)

October 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–97.76%

Application Software–13.47%

Alteryx, Inc., Class A(b)	129,610	$16,246,614

Nice Ltd., ADR (Israel)(b)	92,187	21,042,605

salesforce.com, inc.(b)	152,886	35,510,831

Splunk, Inc.(b)	114,262	22,628,446

		95,428,496

Biotechnology–3.54%

BeiGene Ltd., ADR (China)(b)	57,410	17,023,213

Twist Bioscience Corp.(b)	105,509	8,086,210

		25,109,423

Data Processing & Outsourced Services–8.43%

Adyen N.V. (Netherlands)(b)	3,754	6,334,761

Mastercard, Inc., Class A	85,342	24,633,115

PayPal Holdings, Inc.(b)	154,534	28,763,413

		59,731,289

Health Care Equipment–0.75%

ABIOMED, Inc.(b)	21,200	5,339,856

Integrated Telecommunication Services–3.04%

Cellnex Telecom S.A. (Spain)	335,801	21,571,058

Interactive Media & Services–14.69%

Alphabet, Inc., Class A(b)	15,812	25,553,931

Facebook, Inc., Class A(b)	186,695	49,121,322

Tencent Holdings Ltd. (China)	300,700	23,065,622

Yandex N.V., Class A (Russia)(b)	109,948	6,329,706

		104,070,581

Internet & Direct Marketing Retail–10.76%

Alibaba Group Holding Ltd., ADR (China)(b)	104,584	31,865,699

Amazon.com, Inc.(b)	11,331	34,402,616

HelloFresh SE (Germany)(b)	54,518	2,919,027

Zalando SE (Germany)(b)(c)	75,731	7,076,765

		76,264,107

Internet Services & Infrastructure–7.91%

Okta, Inc.(b)	46,165	9,686,802

Twilio, Inc., Class A(b)	166,288	46,389,363

		56,076,165

Life Sciences Tools & Services–14.08%

Biotage AB (Sweden)(b)	220,894	3,681,994

	Shares	Value

Life Sciences Tools & Services–(continued)

Illumina, Inc.(b)	76,698	$22,449,505

Lonza Group AG (Switzerland)	27,690	16,747,000

Tecan Group AG, Class R (Switzerland)	24,626	11,687,382

Thermo Fisher Scientific, Inc.	56,584	26,771,022

Wuxi Biologics Cayman, Inc. (China)(b)(c)	654,500	18,389,419

		99,726,322

Pharmaceuticals–4.08%

Bristol-Myers Squibb Co.	230,281	13,459,924

Novo Nordisk A/S, Class B (Denmark)	241,754	15,460,596

		28,920,520

Research & Consulting Services–2.48%

IHS Markit Ltd.	216,978	17,547,011

Semiconductors–1.19%

QUALCOMM, Inc.	68,055	8,395,265

Specialty Chemicals–1.88%

Chr. Hansen Holding A/S (Denmark)	131,994	13,297,647

Systems Software–9.76%

Crowdstrike Holdings, Inc., Class A(b)	259,385	32,122,238

ServiceNow, Inc.(b)	74,384	37,011,247

		69,133,485

Trucking–1.70%

Uber Technologies, Inc.(b)	361,087	12,063,917

Total Common Stocks & Other Equity Interests (Cost $398,960,238)		692,675,142

Money Market Funds–2.29%

Invesco Government & Agency Portfolio, Institutional Class, 0.01%(d)(e)	5,675,088	5,675,088

Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(d)(e)	4,051,227	4,052,847

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	6,485,815	6,485,815

Total Money Market Funds (Cost $16,214,185)		16,213,750

TOTAL INVESTMENTS IN SECURITIES–100.05% (Cost $415,174,423)		708,888,892

OTHER ASSETS LESS LIABILITIES–(0.05)%		(326,219)

NET ASSETS–100.00%		$708,562,673

Investment Abbreviations:

ADR – American Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Focus Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $25,466,184, which represented 7.53% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$150,526,833	$(144,851,745)	$ -	$ -	$5,675,088	$9,920
Invesco Liquid Assets Portfolio, Institutional Class	-	18,126,280	(14,072,646)	(435)	(352)	4,052,847	1,083
Invesco Treasury Portfolio, Institutional Class	-	29,002,049	(22,516,234)	-	-	6,485,815	310
Total	$-	$197,655,162	$(181,440,625)	$(435)	$(352)	$16,213,750	$11,313

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Focus Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:

Investments in securities, at value (Cost $398,960,238)	$692,675,142

Investments in affiliated money market funds, at value (Cost $16,214,185)	16,213,750

Foreign currencies, at value (Cost $214)	210

Receivable for:
Fund shares sold	954,692

Dividends	697,000

Investment for trustee deferred compensation and retirement plans	14,091

Other assets	80,018

Total assets	710,634,903

Liabilities:

Payable for:
Fund shares reacquired	605,375

Amount due custodian	964,367

Accrued fees to affiliates	345,912

Accrued other operating expenses	142,485

Trustee deferred compensation and retirement plans	14,091

Total liabilities	2,072,230

Net assets applicable to shares outstanding	$708,562,673

Net assets consist of:

Shares of beneficial interest	$385,873,995

Distributable earnings	322,688,678

$708,562,673

Net Assets:

Class A	$273,684,445

Class C	$73,587,109

Class R	$22,853,564

Class Y	$304,778,556

Class R5	$14,461

Class R6	$33,644,538

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	3,787,281

Class C	1,120,249

Class R	326,911

Class Y	4,103,125

Class R5	199

Class R6	446,007

Class A:
Net asset value per share	$72.26

Maximum offering price per share (Net asset value of $72.26 ÷ 94.50%)	$76.47

Class C:
Net asset value and offering price per share	$65.69

Class R:
Net asset value and offering price per share	$69.91

Class Y:
Net asset value and offering price per share	$74.28

Class R5:
Net asset value and offering price per share	$72.67

Class R6:
Net asset value and offering price per share	$75.43

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Focus Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $ 154,939)	$2,107,517

Dividends from affiliated money market funds	11,313

Total investment income	2,118,830

Expenses:
Advisory fees	3,946,444

Administrative services fees	72,764

Custodian fees	92,759

Distribution fees:
Class A	466,203

Class C	557,323

Class R	72,493

Transfer agent fees – A, C, R and Y	657,850

Transfer agent fees – R5	2

Transfer agent fees – R6	4,634

Trustees’ and officers’ fees and benefits	21,264

Registration and filing fees	134,674

Reports to shareholders	97,581

Professional services fees	33,496

Other	13,063

Total expenses	6,170,550

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(35,345)

Net expenses	6,135,205

Net investment income (loss)	(4,016,375)

Realized and unrealized gain from:
Net realized gain from:
Investment securities	37,260,046

Foreign currencies	30,142

37,290,188

Change in net unrealized appreciation of:
Investment securities	165,835,674

Foreign currencies	24,618

165,860,292

Net realized and unrealized gain	203,150,480

Net increase in net assets resulting from operations	$199,134,105

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Focus Fund

Statement of Changes in Net Assets

For the year ended October 31, 2020, period ended October 31, 2019, and the year ended April 30, 2019

	Year Ended October 31, 2020	Six Months Ended October 31, 2019	Year Ended April 30, 2019

Operations:

Net investment income (loss)	$(4,016,375)	$(1,314,341)	$(928,007)

Net realized gain	37,290,188	40,571,189	662,042

Change in net unrealized appreciation (depreciation)	165,860,292	(58,586,566)	57,611,090

Net increase (decrease) in net assets resulting from operations	199,134,105	(19,329,718)	57,345,125

Distributions to shareholders from distributable earnings:

Class A	(14,079,195)	–	(5,161,344)

Class C	(4,595,162)	–	(2,126,031)

Class R	(980,122)	–	(316,929)

Class Y	(12,860,913)	–	(9,705,305)

Class R5	(1,022)	–	–

Class R6	(3,992,853)	–	(3,303,642)

Total distributions from distributable earnings	(36,509,267)	–	(20,613,251)

Share transactions-net:

Class A	66,103,196	(6,448,556)	(919,943)

Class C	12,749,165	(10,762,438)	(4,647,399)

Class R	8,535,222	29,511	1,584,945

Class Y	96,991,564	(152,166,902)	20,840,692

Class R5	199	10,000	–

Class R6	(89,286,939)	(14,516,075)	20,421,920

Net increase (decrease) in net assets resulting from share transactions	95,092,407	(183,854,460)	37,280,215

Net increase (decrease) in net assets	257,717,245	(203,184,178)	74,012,089

Net assets:
Beginning of year	450,845,428	654,029,606	580,017,517

End of year	$708,562,673	$450,845,428	$654,029,606

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Global Focus Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/20	$52.99	$(0.51)	$25.00	$24.49	$(5.22)	$72.26	50.31	%(e)	$273,684	1.26	%(e)(f)	1.26	%(e)(f)	(0.84	)%(e)(f)	43%
Six months ended 10/31/19	54.20	(0.16)	(1.05)	(1.21)	–	52.99	(2.23)		145,332	1.27	(g)	1.31	(g)	(0.60	)(g)	20
Year ended 04/30/19	51.71	(0.13)	4.48	4.35	(1.86)	54.20	9.11		155,251	1.25		1.25		(0.26)		46
Year ended 04/30/18	45.73	(0.24)	7.15	6.91	(0.93)	51.71	15.17		148,492	1.27		1.28		(0.47)		63
Year ended 04/30/17	39.26	(0.12)	6.59	6.47	–	45.73	16.51		145,248	1.30		1.30		(0.29)		59
Year ended 04/30/16	42.91	(0.08)	(3.57)	(3.65)	–	39.26	(8.53)		176,181	1.30		1.30		(0.20)		89
Class C
Year ended 10/31/20	48.95	(0.88)	22.84	21.96	(5.22)	65.69	49.20		73,587	2.01	(f)	2.02	(f)	(1.59	)(f)	43
Six months ended 10/31/19	50.26	(0.33)	(0.98)	(1.31)	–	48.95	(2.60)		43,574	2.01	(g)	2.07	(g)	(1.34	)(g)	20
Year ended 04/30/19	48.45	(0.49)	4.16	3.67	(1.86)	50.26	8.28		55,891	2.01		2.01		(1.02)		46
Year ended 04/30/18	43.23	(0.59)	6.74	6.15	(0.93)	48.45	14.29		58,385	2.02		2.03		(1.23)		63
Year ended 04/30/17	37.39	(0.42)	6.26	5.84	–	43.23	15.62		54,019	2.06		2.06		(1.06)		59
Year ended 04/30/16	41.18	(0.37)	(3.42)	(3.79)	–	37.39	(9.20)		70,795	2.06		2.06		(0.96)		89
Class R
Year ended 10/31/20	51.54	(0.65)	24.24	23.59	(5.22)	69.91	49.95		22,854	1.52	(f)	1.52	(f)	(1.10	)(f)	43
Six months ended 10/31/19	52.79	(0.22)	(1.03)	(1.25)	–	51.54	(2.37)		9,692	1.52	(g)	1.57	(g)	(0.85	)(g)	20
Year ended 04/30/19	50.53	(0.26)	4.38	4.12	(1.86)	52.79	8.84		9,895	1.51		1.51		(0.52)		46
Year ended 04/30/18	44.82	(0.36)	7.00	6.64	(0.93)	50.53	14.88		7,812	1.52		1.53		(0.73)		63
Year ended 04/30/17	38.57	(0.23)	6.48	6.25	–	44.82	16.21		6,898	1.56		1.56		(0.56)		59
Year ended 04/30/16	42.27	(0.18)	(3.52)	(3.70)	–	38.57	(8.76)		7,709	1.55		1.55		(0.46)		89
Class Y
Year ended 10/31/20	54.21	(0.38)	25.67	25.29	(5.22)	74.28	50.68		304,779	1.02	(f)	1.02	(f)	(0.60	)(f)	43
Six months ended 10/31/19	55.39	(0.10)	(1.08)	(1.18)	–	54.21	(2.13)		138,470	1.02	(g)	1.07	(g)	(0.36	)(g)	20
Year ended 04/30/19	52.67	(0.01)	4.59	4.58	(1.86)	55.39	9.36		301,919	1.02		1.02		(0.03)		46
Year ended 04/30/18	46.46	(0.12)	7.26	7.14	(0.93)	52.67	15.44		266,886	1.03		1.04		(0.24)		63
Year ended 04/30/17	39.78	(0.00)	6.68	6.68	–	46.46	16.79		250,427	1.05		1.05		(0.01)		59
Year ended 04/30/16	43.38	0.02	(3.62)	(3.60)	–	39.78	(8.28)		109,761	1.05		1.05		0.04		89
Class R5
Year ended 10/31/20	53.08	(0.28)	25.09	24.81	(5.22)	72.67	50.88		14	0.89	(f)	0.89	(f)	(0.47	)(f)	43
Period ended 10/31/19(h)	51.06	(0.05)	2.07	2.02	–	53.08	3.96		10	0.90	(g)	0.92	(g)	(0.23	)(g)	20
Class R6
Year ended 10/31/20	54.89	(0.26)	26.02	25.76	(5.22)	75.43	50.94		33,645	0.85	(f)	0.89	(f)	(0.43	)(f)	43
Six months ended 10/31/19	56.03	(0.05)	(1.09)	(1.14)	–	54.89	(2.03)		113,768	0.85	(g)	0.87	(g)	(0.18	)(g)	20
Year ended 04/30/19	53.16	0.08	4.65	4.73	(1.86)	56.03	9.56		131,074	0.85		0.85		0.15		46
Year ended 04/30/18	46.80	(0.02)	7.31	7.29	(0.93)	53.16	15.65		98,443	0.85		0.85		(0.05)		63
Year ended 04/30/17	40.00	0.05	6.75	6.80	–	46.80	17.00		75,145	0.86		0.86		0.13		59
Year ended 04/30/16	43.53	0.08	(3.61)	(3.53)	–	40.00	(8.11)		72,137	0.86		0.86		0.20		89

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the six months ended October 31, 2019 and the years ended April 30, 2019, 2018, 2017, and 2016, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the year ended October 31, 2020.
(f)

Ratios are based on average daily net assets (000’s omitted) of $191,857, $55,732, $14,499, $198,523, $12 and $41,939 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(g)	Annualized.
(h)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Global Focus Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Global Focus Fund, formerly Invesco Oppenheimer Global Focus Fund, (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

16                       Invesco Global Focus Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks – Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed

17                       Invesco Global Focus Fund

markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

First $500 million	0.800%

Next $500 million	0.750%

Over $1 billion	0.720%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.79%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least February 28, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.27%, 2.01%, 1.52%, 1.02%, 0.90%, and 0.85%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2020, the Adviser waived advisory fees of $7,139 and reimbursed class level expenses of $0, $4,226, $334, $4,290, $0 and $15,973 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $62,079 in front-end sales commissions from the sale of Class A shares and $5,593 and $2,024 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2020, the Fund incurred $313 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 - Prices are determined using quoted prices in an active market for identical assets.

18                       Invesco Global Focus Fund

Level 2 - Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 - Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$552,443,871	$140,231,271	$–	$692,675,142
Money Market Funds	16,213,750	–	–	16,213,750
Total Investments	$568,657,621	$140,231,271	$–	$708,888,892

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,383.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended October 31, 2020, Period Ended October 31, 2019 and the Year Ended April 30, 2019:

	Year Ended October 31, 2020	Six months Ended October 31, 2019	Year Ended April 30, 2019
Ordinary income*	$ 5,751,292	$–	$1,807,376
Long-term capital gain	30,757,975	–	18,805,875

Total distributions	$36,509,267	$–	$20,613,251

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed long-term capital gain	$36,285,465

Net unrealized appreciation - investments	290,085,226

Net unrealized appreciation - foreign currencies	19,016

Temporary book/tax differences	(13,697)

Late-Year ordinary loss deferral	(3,687,332)

Shares of beneficial interest	385,873,995

Total net assets	$708,562,673

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

19                       Invesco Global Focus Fund

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of October 31, 2020.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $255,818,340 and $217,592,010, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$291,641,061

Aggregate unrealized (depreciation) of investments	(1,555,835)

Net unrealized appreciation of investments	$290,085,226

Cost of investments for tax purposes is $418,803,666.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on October 31, 2020, undistributed net investment income (loss) was increased by $327,551, undistributed net realized gain was decreased by $30,142 and shares of beneficial interest was decreased by $297,409. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended October 31, 2020(a)		Six months ended October 31, 2019		Year ended April 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:

Class A	1,477,048	$94,017,750	138,031	$7,261,420	488,290	$25,088,454

Class C	457,147	25,579,112	35,592	1,720,913	152,895	7,202,424

Class R	213,155	13,458,838	23,105	1,176,671	60,022	3,005,653

Class Y	2,307,997	142,268,923	442,609	23,782,088	2,297,925	118,606,099

Class R5(b)	3	199	196	10,000	-	-

Class R6	213,640	13,870,191	92,795	4,987,731	908,696	43,054,151

Issued as reinvestment of dividends:

Class A	261,532	13,338,160	-	-	111,675	5,092,381

Class C	89,929	4,196,996	-	-	49,054	2,079,902

Class R	19,687	973,520	-	-	7,118	316,388

Class Y	207,499	10,856,339	-	-	205,504	9,566,198

Class R6	74,981	3,977,731	-	-	70,201	3,303,642

Automatic conversion of Class C shares to Class A shares:

Class A	45,306	2,890,416	120,423	6,311,091	-	-

Class C	(49,713)	(2,890,416)	(130,062)	(6,311,091)	-	-

Reacquired:

Class A	(739,057)	(44,143,130)	(380,155)	(20,021,067)	(607,672)	(31,100,778)

Class C	(267,217)	(14,136,527)	(127,445)	(6,172,260)	(294,971)	(13,929,725)

Class R	(93,975)	(5,897,136)	(22,515)	(1,147,160)	(34,273)	(1,737,096)

Class Y	(966,519)	(56,133,698)	(3,339,207)	(175,948,990)	(2,119,769)	(107,331,605)

Class R6	(1,915,245)	(107,134,861)	(359,610)	(19,503,806)	(491,186)	(25,935,873)

Net increase (decrease) in share activity	1,336,198	$95,092,407	(3,506,243)	$(183,854,460)	803,509	$37,280,215

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 34% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date after the close of business on May 24, 2019.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

20                       Invesco Global Focus Fund

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

21                       Invesco Global Focus Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco Global Focus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Focus Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statement of Changes in Net Assets	Statement of Changes in Net Assets Financial Highlights
For the year ended October 31, 2020 and the period May 1, 2019 through October 31, 2019.	For the year ended October 31, 2020 and the period May 1, 2019 through October 31, 2019 for Class A, Class C, Class R, Class Y and Class R6. For the year ended October 31, 2020 and the period May 24, 2019 (inception of offering) through October 31, 2019 for Class R5.

The financial statements of Invesco Global Focus Fund (formerly Oppenheimer Global Focus Fund) as of and for the year ended April 30, 2019 and the financial highlights for each of the periods ended on or prior to April 30, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report, dated June 25, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22                       Invesco Global Focus Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,341.70	$7.42	$1,018.80	$6.39	1.26%
Class C	1,000.00	1,336.80	11.81	1,015.03	10.18	2.01
Class R	1,000.00	1,340.00	8.94	1,017.50	7.71	1.52
Class Y	1,000.00	1,343.40	6.01	1,020.01	5.18	1.02
Class R5	1,000.00	1,344.20	5.24	1,020.66	4.52	0.89
Class R6	1,000.00	1,344.30	5.01	1,020.86	4.32	0.85

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

23                       Invesco Global Focus Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Focus Fund’s (formerly, Invesco Oppenheimer Global Focus Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the

Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the MSCI All Country World Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period, the third quintile for the three year period, and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and three year periods and below the performance of the Index for the five year period. The Board considered that the Fund was created in connection with the Transaction and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board noted that the Fund’s underweight or lack of exposure to certain sectors detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology

24                       Invesco Global Focus Fund

used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25                       Invesco Global Focus Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$30,757,975
Qualified Dividend Income*	31.37%
Corporate Dividends Received Deduction*	24.87%
U.S. Treasury Obligations*	0.00%

*   The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$5,751,292

26                       Invesco Global Focus Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee

Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                       Invesco Global Focus Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Bruce L. Crockett - 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                       Invesco Global Focus Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP

Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None

Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                       Invesco Global Focus Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None

Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	199	None

Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None

James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                       Invesco Global Focus Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                       Invesco Global Focus Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6                       Invesco Global Focus Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7                       Invesco Global Focus Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-06463 and 033-44611	Invesco Distributors, Inc.	O-GLF-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco Global Fund Effective September 30, 2020, Invesco Oppenheimer Global Fund was renamed Invesco Global Fund.
Nasdaq:
A: OPPAX ∎ C: OGLCX ∎ R: OGLNX ∎ Y: OGLYX ∎ R5: GFDDX ∎ R6: OGLIX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late

February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

    Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

    In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

    As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco  Global Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                      Invesco  Global Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Global Fund (the Fund), at net asset value (NAV), outperformed the MSCI All Country World Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	14.18%
Class C Shares	13.31
Class R Shares	13.87
Class Y Shares	14.44
Class R5 Shares	14.63
Class R6 Shares	14.62
MSCI All Country World Index▼	4.89
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

At the start of the fiscal year, macroeconomic and geopolitical issues mostly abated providing a favorable backdrop for global equity returns. Central banks maintained accommodative policies and better economic data and signs of progress in US and China trade talks also supported global equities.

    Global equity markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the fiscal year, economic growth began to slow. This coincided with a resurgence in global infections with record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Global equity markets ended the fiscal year mixed, with emerging markets faring better than developed markets.

    The Fund outperformed the MSCI All Country World Index in 7 of 11 sectors. Stock selection in the communication services sector, underweight exposure to the energy sector, and stock selection in the consumer discretionary sector contributed the most to relative Fund performance compared to the MSCI All Country World Index. Stock selection in the financials sector, overweight exposure to the information technology sector and underweight exposures to the consumer staples and utilities sectors also contributed to relative Fund performance. Stock selection in the industrials sector and underweight exposure to the materials sector detracted the most from relative Fund performance, although it was minimal.

    On a geographic basis, stock selection in the US and Japan contributed the most to relative Fund performance during the fiscal year. Overweight exposure to France and stock selection in Germany detracted the most from relative Fund performance.

    The top three individual contributors to relative Fund performance during the fiscal year were JD.com, Adobe and Alphabet. JD.com had a strong year. It is the number two player in e-commerce in China and has demonstrated through the pandemic the strength and relevance of its end to end service model, which marries the company’s e-commerce platform with its wholly owned distribution network. As the pandemic swept across parts of China, JD.com was able to operate in a highly effective manner. Adobe, a longtime Fund holding, was among the first software companies to move to a cloud-based subscription model.

This has led to a consistent growth trajectory and expanding margins. In our view, Adobe is far and away the leader in the creative suite, and in campaign management, which is very relevant to digital advertising. Alphabet is involved in some of the fastest growing and most exciting trends within the global economy. It dominates the online search market, with global share above 80%. Alphabet’s Google has benefited from an increase in brand and direct-response digital ad spending as search and YouTube ad revenue continue to grow. The firm’s cloud segment also continues to grow at a healthy pace.

    The top three individual detractors from relative Fund performance were Airbus, Citi-group and ICICI Bank Limited. Airbus, the widebody aircraft maker, has appealing traits, among them are limited competition and structurally growing demand for travel. COVID-19, however, has dropped an exogenous shock to the system, which will take time to heal. We are content to remain patient here, though the near term will be difficult. Citigroup was also a victim of COVID-19. The aftermath of the pandemic has ushered in a period of low interest rates, that central bankers have indicated may go on for years. That means that net interest margins will be compressed for an extended period. We decided to exit Citigroup earlier this year. ICICI Bank Limited had been on a steady path to improvement in the non-performing loan book. In addition, the loan book has seen growth at a mid-teens rate and the net interest margin has been steady. India remains a structurally underbanked nation with attractive demographics, which we believe creates a backdrop where this bank should be able to do well. COVID-19 has been a setback for the bank, as with all banks, but we believe that they will recover and that India remains an attractive setting for banking.

    Our thematic, long-term investment style leads us towards quality businesses with sustainability of both enterprise and advantage. This, we believe is an important buffer to the rising chatter of protectionist trade policies. Our holdings are selected for the durability of their purpose and the sensibility of their price. If we have this combination well calibrated, and we believe we do, then our portfolio should be able to weather most transient controversies relatively well and create meaningful economic value for our clients.

    We thank you for your continued investment in Invesco Global Fund.

4                      Invesco  Global Fund

Portfolio manager(s):

John Delano

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5                      Invesco  Global Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 10/31/10

1  Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                      Invesco  Global Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges

Class A Shares
Inception (12/22/69)	11.18%
10 Years	9.21
5 Years	8.76
1 Year	7.91

Class C Shares
Inception (10/2/95)	9.46%
10 Years	9.18
5 Years	9.16
1 Year	12.31

Class R Shares
Inception (3/1/01)	7.02%
10 Years	9.53
5 Years	9.71
1 Year	13.87

Class Y Shares
Inception (11/17/98)	9.47%
10 Years	10.11
5 Years	10.26
1 Year	14.44

Class R5 Shares
10 Years	9.89%
5 Years	10.11
1 Year	14.63

Class R6 Shares
Inception (1/27/12)	11.67%
5 Years	10.44
1 Year	14.62

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Global Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Global Fund. Note: The Fund was subsequently renamed the Invesco Global Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                      Invesco  Global Fund

Invesco Global Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World Index (Net) is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                      Invesco  Global Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	31.34%
Communication Services	18.29
Consumer Discretionary	15.61
Industrials	13.84
Health Care	11.54
Financials	6.62
Other Sectors, Each Less than 2% of Net Assets	2.39
Money Market Funds Plus Other Assets Less Liabilities	0.37

Top 10 Equity Holdings*

		% of total net assets
1.	Alphabet, Inc., Class A	9.27%
2.	Facebook, Inc., Class A	5.03
3.	Adobe, Inc.	4.82
4.	JD.com, Inc., ADR	4.68
5.	S&P Global, Inc.	4.57
6.	LVMH Moet Hennessy Louis Vuitton SE	4.55
7.	Intuit, Inc.	4.06
8.	Nidec Corp.	3.58
9.	PayPal Holdings, Inc.	3.01
10.	Murata Manufacturing Co. Ltd.	2.80

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

9                         Invesco Global Fund

Schedule of Investments

October 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–99.62%

Argentina–0.34%

Reservas de Maternidad - Swiss Medical(a)(b)	1,029,617,880	$36,663,663

Brazil–0.84%

StoneCo Ltd., Class A(c)	1,713,077	90,005,066

China–4.68%

JD.com, Inc., ADR(c)	6,161,480	502,283,850

Denmark–0.08%

Ascendis Pharma A/S, ADR(c)	51,902	8,478,192

France–9.57%

Airbus SE(c)	3,129,088	229,844,855

Dassault Systemes SE	178,332	30,486,889

Kering S.A.	458,595	277,451,498

LVMH Moet Hennessy Louis Vuitton SE	1,040,130	488,320,252

		1,026,103,494

Germany–2.39%

SAP SE	2,404,878	256,296,379

India–2.57%

DLF Ltd.	70,355,450	150,178,746

ICICI Bank Ltd., ADR(c)	11,904,539	125,592,886

		275,771,632

Italy–0.22%

Brunello Cucinelli S.p.A.(c)	773,116	23,204,548

Japan–16.12%

Capcom Co. Ltd.	2,856,600	157,569,321

FANUC Corp.	598,400	127,190,320

Keyence Corp.	656,012	297,483,849

MINEBEA MITSUMI, Inc.	1,839,900	33,011,485

Murata Manufacturing Co. Ltd.	4,330,212	300,351,880

Nidec Corp.	3,819,432	383,954,918

Omron Corp.	2,246,400	161,950,967

Takeda Pharmaceutical Co. Ltd.	2,622,189	81,149,487

TDK Corp.	1,587,300	186,191,908

		1,728,854,135

Netherlands–0.82%

ASML Holding N.V.	127,086	46,202,711

uniQure N.V.(c)	1,031,898	41,719,636

		87,922,347

Spain–1.11%

Industria de Diseno Textil S.A.	4,822,745	119,337,875

Sweden–2.93%

Assa Abloy AB, Class B	6,401,588	137,468,929

Atlas Copco AB, Class A	3,998,937	176,617,465

		314,086,394

Switzerland–0.45%

Zur Rose Group AG(c)	172,835	48,187,790

	Shares	Value

United Kingdom–1.70%

Farfetch Ltd., Class A(c)	3,126,870	$87,958,853

Prudential PLC	7,726,408	94,366,621

		182,325,474

United States–55.80%

Adobe, Inc.(c)	1,156,716	517,167,724

Agilent Technologies, Inc.	1,856,680	189,548,461

Alphabet, Inc., Class A(c)	615,013	993,928,659

Amazon.com, Inc.(c)	53,288	161,790,361

Analog Devices, Inc.	172,447	20,440,143

Anthem, Inc.	342,562	93,450,914

Avantor, Inc.(c)	5,874,297	136,694,891

Blueprint Medicines Corp.(c)	666,014	68,119,912

Boston Scientific Corp.(c)	1,675,490	57,419,042

Centene Corp.(c)	1,696,120	100,240,692

Colgate-Palmolive Co.	731,956	57,744,009

Dun & Bradstreet Holdings, Inc.(c)	702,338	18,148,414

Electronic Arts, Inc.(c)	789,437	94,598,236

Equifax, Inc.	1,047,869	143,138,905

Facebook, Inc., Class A(c)	2,050,329	539,462,063

Fidelity National Information Services, Inc.	1,031,570	128,523,306

Illumina, Inc.(c)	223,661	65,465,575

Incyte Corp.(c)	74,149	6,424,269

International Game Technology PLC	1,619,809	13,298,632

Intuit, Inc.	1,384,920	435,806,626

Ionis Pharmaceuticals, Inc.(c)	1,240,416	58,237,531

IQVIA Holdings, Inc.(c)	221,141	34,053,503

MacroGenics, Inc.(c)	2,166,122	42,044,428

Maxim Integrated Products, Inc.	3,892,205	271,092,078

Microsoft Corp.	571,949	115,802,514

PayPal Holdings, Inc.(c)	1,735,736	323,072,542

Pegasystems, Inc.	590,801	68,462,020

Phathom Pharmaceuticals, Inc.(c)	1,123,410	44,217,418

S&P Global, Inc.	1,519,633	490,431,158

Sage Therapeutics, Inc.(c)	450,794	33,079,264

Sarepta Therapeutics, Inc.(c)	523,480	71,146,167

Twist Bioscience Corp.(c)	58,158	4,457,229

United Parcel Service, Inc., Class B	1,263,180	198,458,210

Veracyte, Inc.(c)	1,487,213	51,546,802

Visa, Inc., Class A	615,172	111,782,904

Walt Disney Co. (The)	1,447,460	175,504,525

Zimmer Biomet Holdings, Inc.	375,101	49,550,842

		5,984,349,969

Total Common Stocks & Other Equity Interests (Cost $4,407,016,650)		10,683,870,808

Preferred Stocks–0.01%
India–0.01%

Zee Entertainment Enterprises Ltd., 6.00%, Pfd. (Cost $0)	15,040,130	738,739

Money Market Funds–0.11%

Invesco Government & Agency Portfolio, Institutional Class, 0.01%(a)(d)	4,269,509	4,269,509

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Fund

	Shares	Value
Money Market Funds–(continued)

Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(a)(d)	3,047,624	$3,048,843

Invesco Treasury Portfolio, Institutional Class, 0.01%(a)(d)	4,879,438	4,879,438

Total Money Market Funds (Cost $12,197,982)		12,197,790

TOTAL INVESTMENTS IN SECURITIES–99.74% (Cost $4,419,214,632)		10,696,807,337

OTHER ASSETS LESS LIABILITIES–0.26%		27,899,607

NET ASSETS–100.00%		$10,724,706,944

Investment Abbreviations:

ADR – American Depositary Receipt

Pfd. – Preferred

Notes to Schedule of Investments:

(a)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$13,620,687	$1,073,150,975	$(1,082,502,153)	$-	$-	$4,269,509	$270,543
Invesco Liquid Assets Portfolio, Institutional Class	-	46,284,262	(43,234,614)	(192)	(613)	3,048,843	2,295
Invesco Treasury Portfolio, Institutional Class	-	74,054,819	(69,175,381)	-	-	4,879,438	834
Investments in Other Affiliates:
GlycoMimetics, Inc.	13,509,355	-	(6,596,193)	26,357,855	(33,271,017)	-	-
Reservas de Maternidad - Swiss Medical	33,597,461	-	-	3,066,202	-	36,663,663	-
resTORbio, Inc.	16,834,761	-	(2,779,890)	(696,611)	(13,358,260)	-	-
Total	$77,562,264	$1,193,490,056	$(1,204,288,231)	$28,727,254	$(46,629,890)	$48,861,453	$273,672

(b)	Security valued using significant unobservable inputs (Level 3). See Note 3.

(c)	Non-income producing security.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:

Investments in securities, at value (Cost $ 4,376,626,650)	$10,647,945,884

Investments in affiliates, at value (Cost $ 42,587,982)	48,861,453

Cash	7,000,000

Foreign currencies, at value and cost	150

Receivable for:
Investments sold	20,353,367

Fund shares sold	4,189,927

Dividends	15,612,545

Investment for trustee deferred compensation and retirement plans	879,718

Other assets	89,157

Total assets	10,744,932,201

Liabilities:

Payable for:
Fund shares reacquired	11,344,610

Accrued foreign taxes	943,212

Accrued fees to affiliates	5,221,760

Accrued trustees’ and officers’ fees and benefits	571,987

Accrued other operating expenses	1,263,970

Trustee deferred compensation and retirement plans	879,718

Total liabilities	20,225,257

Net assets applicable to shares outstanding	$10,724,706,944

Net assets consist of:

Shares of beneficial interest	$3,779,277,357

Distributable earnings	6,945,429,587

$10,724,706,944

Net Assets:

Class A	$6,256,291,746

Class C	$243,599,983

Class R	$197,066,810

Class Y	$2,093,441,105

Class R5	$12,082

Class R6	$1,934,295,218

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	61,434,305

Class C	2,670,127

Class R	1,953,770

Class Y	20,466,398

Class R5	118

Class R6	18,864,626

Class A:
Net asset value per share	$101.84

Maximum offering price per share (Net asset value of $101.84 ÷ 94.50%)	$107.77

Class C:
Net asset value and offering price per share	$91.23

Class R:
Net asset value and offering price per share	$100.86

Class Y:
Net asset value and offering price per share	$102.29

Class R5:
Net asset value and offering price per share	$102.39

Class R6:
Net asset value and offering price per share	$102.54

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $6,519,096)	$85,403,056

Dividends from affiliated money market funds	273,672

Total investment income	85,676,728

Expenses:
Advisory fees	67,204,733

Administrative services fees	1,519,217

Custodian fees	626,164

Distribution fees:
Class A	14,180,859

Class C	2,562,478

Class R	995,216

Transfer agent fees – A, C, R and Y	13,796,795

Transfer agent fees – R6	135,060

Trustees’ and officers’ fees and benefits	25,526

Registration and filing fees	179,217

Reports to shareholders	691,863

Professional services fees	47,767

Other	(185,769)

Total expenses	101,779,126

Less: Fees waived and/or expense offset arrangement(s)	(82,554)

Net expenses	101,696,572

Net investment income (loss)	(16,019,844)

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	741,067,292

Affiliated investment securities	(46,629,890)

Foreign currencies	(290,107)

694,147,295

Change in net unrealized appreciation of:
Unaffiliated investment securities (net of foreign taxes of $462,093)	683,864,549

Affiliated investment securities	28,727,254

Foreign currencies	948,046

713,539,849

Net realized and unrealized gain	1,407,687,144

Net increase in net assets resulting from operations	$1,391,667,300

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Fund

Statement of Changes in Net Assets

For the year ended October 31, 2020, period ended October 31, 2019, and the year ended September 30, 2019

	Year Ended October 31, 2020	One Month Ended October 31, 2019	Year Ended September 30, 2019

Operations:

Net investment income (loss)	$(16,019,844)	$(1,206,978)	$59,306,843

Net realized gain	694,147,295	53,613,182	158,096,896

Change in net unrealized appreciation (depreciation)	713,539,849	473,353,686	(435,694,925)

Net increase (decrease) in net assets resulting from operations	1,391,667,300	525,759,890	(218,291,186)

Distributions to shareholders from distributable earnings:

Class A	(88,267,939)	–	(644,212,077)

Class C	(4,268,191)	–	(63,948,727)

Class R	(2,930,684)	–	(21,951,881)

Class Y	(28,337,555)	–	(209,603,608)

Class R5	(153)	–	–

Class R6	(26,220,136)	–	(184,803,850)

Total distributions from distributable earnings	(150,024,658)	–	(1,124,520,143)

Share transactions–net:

Class A	(711,388,987)	(80,658,315)	83,821,636

Class C	(56,798,927)	(6,132,258)	(302,493,819)

Class R	(35,630,303)	(3,178,723)	(6,781,822)

Class Y	(124,020,139)	(10,692,619)	2,836,340

Class R5	–	–	10,000

Class R6	(360,415,404)	(6,371,881)	679,741,497

Net increase (decrease) in net assets resulting from share transactions	(1,288,253,760)	(107,033,796)	457,133,832

Net increase (decrease) in net assets	(46,611,118)	418,726,094	(885,677,497)

Net assets:
Beginning of year	10,771,318,062	10,352,591,968	11,238,269,465

End of year	$10,724,706,944	$10,771,318,062	$10,352,591,968

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Global Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/20	$90.42	$(0.23)	$12.95	$12.72	$(0.51)	$(0.79)	$(1.30)	$101.84	14.17%	$6,256,292	1.06	%(e)	1.06	%(e)	(0.25	)%(e)	8%
One month ended 10/31/19	86.02	(0.02)	4.42	4.40	–	–	–	90.42	5.11	6,250,324	1.06	(f)	1.06	(f)	(0.23	)(f)	1
Year ended 09/30/19	98.63	0.42	(3.48)	(3.06)	(0.40)	(9.15)	(9.55)	86.02	(2.09)	6,026,243	1.09		1.09		0.49		10
Year ended 09/30/18	95.03	0.38	8.90	9.28	(0.53)	(5.15)	(5.68)	98.63	10.08	6,759,414	1.10		1.10		0.38		14
Year ended 09/30/17	75.13	0.31	20.11	20.42	(0.52)	–	(0.52)	95.03	27.36	7,004,011	1.12		1.13		0.37		7
Year ended 09/30/16	74.79	0.47	3.75	4.22	(0.52)	(3.36)	(3.88)	75.13	5.62	6,391,711	1.13		1.13		0.64		6
Class C
Year ended 10/31/20	81.75	(0.85)	11.63	10.78	(0.51)	(0.79)	(1.30)	91.23	13.28	243,600	1.83	(e)	1.83	(e)	(1.02	)(e)	8
One month ended 10/31/19	77.82	(0.07)	4.00	3.93	–	–	–	81.75	5.05	274,378	1.82	(f)	1.82	(f)	(0.99	)(f)	1
Year ended 09/30/19	90.43	(0.22)	(3.24)	(3.46)	–	(9.15)	(9.15)	77.82	(2.85)	267,208	1.86		1.86		(0.28)		10
Year ended 09/30/18	87.71	(0.34)	8.21	7.87	–	(5.15)	(5.15)	90.43	9.24	646,353	1.86		1.86		(0.38)		14
Year ended 09/30/17	69.39	(0.30)	18.62	18.32	–	–	–	87.71	26.40	647,114	1.88		1.89		(0.40)		7
Year ended 09/30/16	69.37	(0.08)	3.46	3.38	–	(3.36)	(3.36)	69.39	4.80	626,045	1.90		1.90		(0.12)		6
Class R
Year ended 10/31/20	89.81	(0.48)	12.83	12.35	(0.51)	(0.79)	(1.30)	100.86	13.85	197,067	1.33	(e)	1.33	(e)	(0.52	)(e)	8
One month ended 10/31/19	85.46	(0.04)	4.39	4.35	–	–	–	89.81	5.09	209,838	1.32	(f)	1.32	(f)	(0.49	)(f)	1
Year ended 09/30/19	98.01	0.19	(3.44)	(3.25)	(0.15)	(9.15)	(9.30)	85.46	(2.35)	202,819	1.35		1.35		0.22		10
Year ended 09/30/18	94.48	0.12	8.86	8.98	(0.30)	(5.15)	(5.45)	98.01	9.79	237,458	1.36		1.36		0.12		14
Year ended 09/30/17	74.69	0.09	20.02	20.11	(0.32)	–	(0.32)	94.48	27.04	226,446	1.38		1.39		0.11		7
Year ended 09/30/16	74.35	0.28	3.72	4.00	(0.30)	(3.36)	(3.66)	74.69	5.33	210,141	1.39		1.39		0.39		6
Class Y
Year ended 10/31/20	90.61	(0.01)	12.99	12.98	(0.51)	(0.79)	(1.30)	102.29	14.42	2,093,441	0.83	(e)	0.83	(e)	(0.02	)(e)	8
One month ended 10/31/19	86.18	0.00	4.43	4.43	–	–	–	90.61	5.14	1,985,139	0.82	(f)	0.82	(f)	0.00	(f)	1
Year ended 09/30/19	98.88	0.62	(3.51)	(2.89)	(0.66)	(9.15)	(9.81)	86.18	(1.88)	1,899,009	0.86		0.86		0.72		10
Year ended 09/30/18	95.27	0.61	8.92	9.53	(0.77)	(5.15)	(5.92)	98.88	10.33	2,158,393	0.87		0.87		0.62		14
Year ended 09/30/17	75.32	0.49	20.16	20.65	(0.70)	–	(0.70)	95.27	27.66	1,589,161	0.88		0.89		0.59		7
Year ended 09/30/16	75.00	0.65	3.76	4.41	(0.73)	(3.36)	(4.09)	75.32	5.87	1,182,183	0.90		0.90		0.90		6
Class R5
Year ended 10/31/20	90.55	0.14	13.00	13.14	(0.51)	(0.79)	(1.30)	102.39	14.62	12	0.68	(e)	0.68	(e)	0.13	(e)	8
One month ended 10/31/19	86.12	0.01	4.42	4.43	–	–	–	90.55	5.15	11	0.66	(f)	0.66	(f)	0.17	(f)	1
Period ended 09/30/19(g)	84.75	0.26	1.11	1.37	–	–	–	86.12	1.61	10	0.75	(f)	0.75	(f)	0.83	(f)	10
Class R6
Year ended 10/31/20	90.69	0.13	13.02	13.15	(0.51)	(0.79)	(1.30)	102.54	14.61	1,934,295	0.68	(e)	0.68	(e)	0.13	(e)	8
One month ended 10/31/19	86.25	0.01	4.43	4.44	–	–	–	90.69	5.15	2,051,628	0.67	(f)	0.67	(f)	0.16	(f)	1
Year ended 09/30/19	98.97	0.76	(3.51)	(2.75)	(0.82)	(9.15)	(9.97)	86.25	(1.70)	1,957,302	0.69		0.69		0.88		10
Year ended 09/30/18	95.35	0.77	8.92	9.69	(0.92)	(5.15)	(6.07)	98.97	10.52	1,436,651	0.69		0.69		0.78		14
Year ended 09/30/17	75.40	0.70	20.10	20.80	(0.85)	–	(0.85)	95.35	27.91	1,005,841	0.70		0.70		0.84		7
Year ended 09/30/16	75.07	0.80	3.77	4.57	(0.88)	(3.36)	(4.24)	75.40	6.05	663,292	0.71		0.71		1.11		6

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include estimated acquired fund fees from underlying funds of 0.00% for the one month ended October 31, 2019 and the years ended September 30, 2019, 2018, 2017 and 2016, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are based on average daily net assets (000’s omitted) of $6,128,417, $256,248, $199,043, $2,033,090, $11 and $1,899,682 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Global Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Global Fund, formerly Invesco Oppenheimer Global Fund, (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

16                       Invesco Global Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

17                       Invesco Global Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

Up to $250 million	0.800%

Next $250 million	0.770%

Next $500 million	0.750%

Next $1 billion	0.690%

Next $1.5 billion	0.670%

Next $2.5 billion	0.650%

Next $2.5 billion	0.630%

Next $2.5 billion	0.600%

Next $4 billion	0.580%

Next $8 billion	0.560%

Over $23 billion	0.540%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.64%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.15%, 1.89%, 1.39%, 0.89%, 0.75%, and 0.70% , respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2020, the Adviser waived advisory fees of $31,827.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $270,699 in front-end sales commissions from the sale of Class A shares and $10,758 and $11,139 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when

18                       Invesco Global Fund

market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Argentina	$–	$–	$36,663,663	$36,663,663
Brazil	90,005,066	–	–	90,005,066
China	502,283,850	–	–	502,283,850
Denmark	8,478,192	–	–	8,478,192
France	–	1,026,103,494	–	1,026,103,494
Germany	–	256,296,379	–	256,296,379
India	126,331,625	150,178,746	–	276,510,371
Italy	–	23,204,548	–	23,204,548
Japan	–	1,728,854,135	–	1,728,854,135
Netherlands	41,719,636	46,202,711	–	87,922,347
Spain	–	119,337,875	–	119,337,875
Sweden	–	314,086,394	–	314,086,394
Switzerland	–	48,187,790	–	48,187,790
United Kingdom	87,958,853	94,366,621	–	182,325,474
United States	5,984,349,969	–	–	5,984,349,969
Money Market Funds	12,197,790	–	–	12,197,790
Total Investments	$6,853,324,981	$3,806,818,693	$36,663,663	$10,696,807,337

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2020, the Fund engaged in securities purchases of $237,859.

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $50,727.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

19                       Invesco Global Fund

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended October 31, 2020, Period Ended October 31, 2019 and the Year Ended September 30, 2019:

	Year Ended October 31, 2020	One month Ended October 31, 2019	Year Ended September 30, 2019
Ordinary income*	$71,116,789	$–	$66,260,637

Long-term capital gain	78,907,869	–	1,058,259,506

Total distributions	$150,024,658	$–	$1,124,520,143

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed long-term capital gain	$691,515,150

Net unrealized appreciation – investments	6,266,999,912

Net unrealized appreciation – foreign currencies	303,146

Temporary book/tax differences	(1,444,843)

Late-Year ordinary loss deferral	(11,943,778)

Shares of beneficial interest	3,779,277,357

Total net assets	$10,724,706,944

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2020.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $809,729,979 and $2,268,983,100, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$6,331,255,615

Aggregate unrealized (depreciation) of investments	(64,255,703)

Net unrealized appreciation of investments	$6,266,999,912

Cost of investments for tax purposes is $4,429,807,425.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on October 31, 2020, undistributed net investment income (loss) was increased by $4,503,630, undistributed net realized gain was increased by $11,860 and shares of beneficial interest was decreased by $4,515,490. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended October 31, 2020(a)		One month ended October 31, 2019		Year ended September 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:

Class A	3,782,735	$350,384,952	305,253	$26,612,228	7,833,389	$678,594,057

Class C	303,998	25,377,820	29,760	2,354,344	472,034	36,239,072

Class R	269,148	24,522,766	21,262	1,847,460	384,575	32,601,280

Class Y	4,755,938	445,453,852	340,470	29,957,811	4,797,756	408,527,888

Class R5(b)	–	–	–	–	118	10,000

Class R6	4,101,314	394,861,223	259,683	22,532,695	11,105,303	948,086,377

20                       Invesco Global Fund

	Summary of Share Activity

	Year ended October 31, 2020(a)		One month ended October 31, 2019		Year ended September 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:

Class A	868,190	$82,417,312	–	$–	7,920,817	$617,268,800

Class C	47,743	4,087,714	–	–	889,014	63,075,486

Class R	30,963	2,917,943	–	–	275,176	21,350,942

Class Y	266,718	25,378,194	–	–	2,569,730	200,259,104

Class R6	273,804	26,082,561	–	–	2,346,782	182,790,847

Automatic conversion of Class C shares to Class A shares:

Class A	248,014	23,320,549	–	–	–	–

Class C	(275,802)	(23,320,549)	–	–	–	–

Reacquired:

Class A	(12,590,846)	(1,167,511,800)	(1,234,244)	(107,270,543)	(14,230,311)	(1,212,041,221)

Class C	(762,131)	(62,943,912)	(106,938)	(8,486,602)	(5,075,155)	(401,808,377)

Class R	(682,904)	(63,071,012)	(58,057)	(5,026,183)	(709,256)	(60,734,044)

Class Y	(6,466,015)	(594,852,185)	(465,691)	(40,650,430)	(7,161,948)	(605,950,652)

Class R6	(8,133,986)	(781,359,188)	(330,479)	(28,904,576)	(5,273,251)	(451,135,727)

Net increase (decrease) in share activity	(13,963,119)	$(1,288,253,760)	(1,238,981)	$(107,033,796)	6,144,773	$457,133,832

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 6% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 5% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

(b)	Commencement date after the close of business on May 24, 2019.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

21                       Invesco Global Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco Global Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statement of Changes in Net Assets	Financial Highlights
For the year ended October 31, 2020, the period October 1, 2019 through October 31, 2019 and the year ended September 30, 2019.

For the year ended October 31, 2020, the period October 1, 2019 through October 31, 2019 and the year ended September 30, 2019 for Class A, Class C, Class R, Class Y and Class R6. For the year ended October 31, 2020, the period October 1, 2019 through October 31, 2019 and the period May 24, 2019 (inception of offering) through September 30, 2019 for Class R5.

The financial statements of Invesco Global Fund (formerly Oppenheimer Global Fund) as of and for the year ended September 30, 2018 and the financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22                       Invesco Global Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,212.00	$5.89	$1,019.81	$5.38	1.06%
Class C	1,000.00	1,207.20	10.15	1,015.94	9.27	1.83
Class R	1,000.00	1,210.30	7.39	1,018.45	6.75	1.33
Class Y	1,000.00	1,213.30	4.62	1,020.96	4.22	0.83
Class R5	1,000.00	1,214.60	3.79	1,021.72	3.46	0.68
Class R6	1,000.00	1,214.20	3.78	1,021.72	3.46	0.68

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

23                       Invesco Global Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Fund’s (formerly, Invesco Oppenheimer Global Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the

Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the MSCI All Country World Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with the Transaction and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional

24                       Invesco Global Fund

information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/ waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2019.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25                       Invesco Global Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Long-term Capital Gain Distribution	$78,907,869
Qualified Dividend Income*	62.94%
Corporate Dividends Received Deduction*	15.97%
U.S. Treasury Obligations*	0.00%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$12,581,030

26                       Invesco Global Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                       Invesco Global Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                       Invesco Global Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                       Invesco Global Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                       Invesco Global Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                       Invesco Global Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6                       Invesco Global Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7                       Invesco Global Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-06463 and 033-44611	Invesco Distributors, Inc.	O-GLBL-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco Global Growth Fund

Nasdaq:
A: AGGAX ∎ C: AGGCX ∎ Y: AGGYX ∎ R5: GGAIX ∎ R6: AGGFX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

    Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

    In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

    As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Global Growth Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Global Growth Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Global Growth Fund (the Fund), at net asset value (NAV), underperformed the MSCI All Country World Growth Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.87%
Class C Shares	8.09
Class Y Shares	9.18
Class R5 Shares	9.31
Class R6 Shares	9.32
MSCI All Country World Index▼ (Broad Market Index)	4.89
MSCI All Country World Growth Index▼ (Style-Specific Index)	23.08
Lipper Global Multi-Cap Growth Funds Index∎ (Peer Group Index)	23.13

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

At the start of the fiscal year, macroeconomic and geopolitical issues mostly abated providing a favorable backdrop for global equity returns. Central banks maintained accommodative policies and better economic data and signs of progress in US and China trade talks also supported global equities.

    Global equity markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continued global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the fiscal year, economic growth began to slow. This coincided with a resurgence in global infections with record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Global equity markets ended the fiscal year mixed, with emerging markets faring better than developed markets.

    Regardless of the macroeconomic environment, we remain focused on our bottom-up investment approach of identifying attractive companies that fit our earnings, quality and valuation (EQV) process.

    The Fund underperformed its style-specific index, the MSCI All Country World Growth Index, for the fiscal year. On a sector basis, the Fund’s holdings in the information technology (IT) and consumer discretionary sectors underperformed those of the style-specific benchmark and were the most significant detractors from the Fund’s relative performance for the fiscal year. In the IT sector, underweight exposure to US-based tech leaders Apple and Microsoft was a key detractor from relative return. In the consumer discretionary sector, underweight exposure to US-based Amazon, a key beneficiary from the COVID-19 work-from-home environment, detracted from Fund performance relative to the style-specific index. On a geographic basis, the Fund’s holdings in the US and the UK underperformed those of the style-specific benchmark and were among the largest detractors from relative results. Underweight exposure to the US and overweight exposure to the UK had a negative impact on relative return as well. In a rising equity market environment, the Fund’s cash position also detracted from relative performance.

    Conversely, security selection in the industrials sector contributed to Fund performance relative to the style-specific benchmark. Japan-based pneumatics engineering company SMC was a leading relative contributor in the sector. Additionally, lack of exposure to Boeing, one of the sector’s weakest performers, also had a positive impact on relative return. Stock selection in the materials sector and underweight exposure to the real estate sector also positively contributed to relative results. Geographically, security selection as well as underweight exposures to Japan, Australia, and India were leading contributors to relative performance. Fund holdings in Ireland and France outperformed those of the MSCI All Country World Growth Index and also added to the Fund’s relative performance during the fiscal year.

    At the fund level, Indonesia-based Bank Mandiri was among the Fund’s largest individual detractors for the fiscal year. We exited our position in Bank Mandiri due to concerns around asset quality, as we saw a rapid increase in restructured loans driven by contraction of economic activities and pandemic related lockdowns. In contrast, UK-based bio-pharmaceutical manufacturer Horizon Therapeutics was one of the Fund’s leading individual contributors for the fiscal year. The company has benefited from increased sales in Tepezza, a drug used to treat thyroid related eye disease.

    During the fiscal year, we continued to look for opportunities to improve the growth potential and quality of the Fund’s portfolio by adding companies based on our EQV outlook for each company. We took advantage of market volatility during the fiscal year to put some cash to work at more attractive valuation levels. We added several new holdings, including US-based consumer discretionary company Amazon, US-based digital technology services provider Cognizant Technology Solutions and Sweden-based engineering company Sandvik. Deteriorating fundamentals and/or valuations led to the sale of several holdings during the fiscal year, including France-based Bureau Veritas, US-based JP Morgan Chase and US-based Las Vegas Sands.

    As always, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused investment process. We continue to look for high-quality companies that exhibit the following characteristics: strong organic growth; high returns on capital; pricing power; strong balance sheets; cash generation; and reasonable valuations. In addition, we continue to favor companies that are able to consistently generate cash during weak economic environments. Our balanced EQV-focused approach aligns with our goal of delivering attractive risk-adjusted returns over the long term.

4	Invesco Global Growth Fund

    We thank you for your continued investment in Invesco Global Growth Fund.

Portfolio manager(s):

Ryan Amerman

Matthew Dennis - Lead

Mark Jason

Mark McDonnell

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco Global Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/10

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Global Growth Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges
Class A Shares
Inception (9/15/94)	6.48%
10 Years	7.02
5 Years	5.63
1 Year	2.89

Class C Shares
Inception (8/4/97)	4.70%
10 Years	6.98
5 Years	6.04
1 Year	7.09

Class Y Shares
Inception (10/3/08)	8.18%
10 Years	7.89
5 Years	7.11
1 Year	9.18

Class R5 Shares
Inception (9/28/07)	4.88%
10 Years	8.05
5 Years	7.21
1 Year	9.31

Class R6 Shares
10 Years	7.97%
5 Years	7.21
1 Year	9.32

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco Global Growth Fund

Invesco Global Growth Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI All Country World Index (Net) is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI All Country World Growth Index is an unmanaged index considered representative of large- and mid-cap growth stocks of developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Global Multi-Cap Growth Funds Index is an unmanaged index considered representative of global multicap growth funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8	Invesco Global Growth Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	25.22%
Consumer Discretionary	19.75
Health Care	13.63
Financials	11.74
Industrials	10.98
Consumer Staples	9.26
Communication Services	6.84
Other Sectors, Each Less than 2% of Net Assets	0.89
Money Market Funds Plus Other Assets Less Liabilities	1.69

Top 10 Equity Holdings*

		% of total net assets
1.	Amazon.com, Inc.	4.09%
2.	Alphabet, Inc., Class A	2.42
3.	Apple, Inc.	2.31
4.	Alibaba Group Holding Ltd., ADR	2.30
5.	PayPal Holdings, Inc.	2.17
6.	Clinigen Group PLC	1.88
7.	HDFC Bank Ltd., ADR	1.88
8.	Horizon Therapeutics PLC	1.88
9.	Cognizant Technology Solutions Corp., Class A	1.86
10.	Fidelity National Information Services, Inc.	1.75

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

9	Invesco Global Growth Fund

Schedule of Investments

October 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–98.31%
Brazil–0.72%
B3 S.A. - Brasil, Bolsa, Balcao	658,131	$5,855,329

Canada–1.75%
CGI, Inc., Class A(a)	76,716	4,760,273

Open Text Corp.	59,474	2,185,133

Tourmaline Oil Corp.	559,710	7,251,065

		14,196,471

China–6.54%
Alibaba Group Holding Ltd., ADR(a)	61,256	18,664,091

China Mengniu Dairy Co. Ltd.(a)	911,000	4,286,495

New Oriental Education & Technology Group, Inc., ADR(a)	44,637	7,158,882

Tencent Holdings Ltd.	136,200	10,447,415

Wuliangye Yibin Co. Ltd., A Shares	131,656	4,816,687

Yum China Holdings, Inc.	145,767	7,759,177

		53,132,747

Denmark–1.07%
Carlsberg A/S, Class B	32,123	4,068,179

Novo Nordisk A/S, Class B	72,119	4,612,138

		8,680,317

France–2.10%
Criteo S.A., ADR(a)	306,848	5,265,512

Sanofi	65,076	5,882,825

Schneider Electric SE	48,519	5,896,624

		17,044,961

Germany–2.05%
Deutsche Boerse AG	57,513	8,465,636

MorphoSys AG(a)	41,753	4,279,900

SAP SE	36,869	3,929,260

		16,674,796

Hong Kong–0.96%
AIA Group Ltd.	830,000	7,827,990

India–1.88%
HDFC Bank Ltd., ADR(a)	265,324	15,240,211

Ireland–1.84%
Flutter Entertainment PLC(a)	45,301	7,845,054

Origin Enterprises PLC	1,872,854	7,133,943

		14,978,997

Italy–1.33%
FinecoBank Banca Fineco S.p.A.(a)	788,636	10,800,174

Japan–5.18%
Disco Corp.	23,300	6,259,220

Hoya Corp.	61,000	6,906,539

Keyence Corp.	11,800	5,350,984

Koito Manufacturing Co. Ltd.	159,900	7,735,580

SMC Corp.	10,800	5,702,414

Sony Corp.	121,300	10,110,006

		42,064,743

	Shares	Value

Macau–0.82%
Galaxy Entertainment Group Ltd.	1,012,000	$6,675,369

Mexico–4.27%
Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	1,081,400	8,999,813

Kimberly-Clark de Mexico S.A.B. de C.V., Class A	8,953,354	13,308,783

Wal-Mart de Mexico S.A.B. de C.V., Series V	5,103,400	12,330,540

		34,639,136

Netherlands–2.15%
Heineken N.V.	80,776	7,172,158

Prosus N.V.(a)	103,144	10,309,834

		17,481,992

South Korea–0.57%
Samsung Electronics Co. Ltd.	92,068	4,616,874

Sweden–1.44%
Sandvik AB(a)	655,426	11,677,784

Switzerland–1.69%
Logitech International S.A.	46,005	3,875,193

Roche Holding AG	30,589	9,819,549

		13,694,742

Taiwan–1.45%
Taiwan Semiconductor Manufacturing Co. Ltd.	779,428	11,763,132

United Kingdom–5.43%
British American Tobacco PLC	170,059	5,403,097

Clinigen Group PLC	1,957,298	15,279,790

DCC PLC	103,609	6,745,555

HomeServe PLC	424,599	6,079,665

IG Group Holdings PLC	561,279	5,536,553

Ultra Electronics Holdings PLC	206,439	5,028,551

		44,073,211

United States–55.07%
Activision Blizzard, Inc.	144,168	10,917,843

Advance Auto Parts, Inc.	65,460	9,640,949

Alphabet, Inc., Class A(a)	12,149	19,634,120

Alphabet, Inc., Class C(a)	5,748	9,317,565

Amazon.com, Inc.(a)	10,949	33,242,806

Amphenol Corp., Class A	73,906	8,339,553

Aon PLC, Class A	45,872	8,440,907

Apollo Global Management, Inc.	158,137	5,828,930

Apple, Inc.	172,537	18,782,378

Aptiv PLC(a)	96,322	9,294,110

Assurant, Inc.	73,533	9,145,299

Automatic Data Processing, Inc.	11,627	1,836,601

Baxter International, Inc.	120,252	9,327,948

Booking Holdings, Inc.(a)	6,957	11,287,732

Broadcom, Inc.	28,045	9,805,373

Cognizant Technology Solutions Corp., Class A	210,954	15,066,335

Coherus Biosciences, Inc.(a)	203,927	3,399,463

Credit Acceptance Corp.(a)(b)	14,265	4,252,682

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Global Growth Fund

	Shares	Value

United States–(continued)
Dropbox, Inc., Class A(a)	562,471	$10,270,720

FedEx Corp.	35,679	9,257,630

Fidelity National Information Services, Inc.	113,757	14,172,985

Fortive Corp.	100,938	6,217,781

Haemonetics Corp.(a)	62,438	6,311,857

Horizon Therapeutics PLC(a)	203,276	15,231,471

IHS Markit Ltd.	69,499	5,620,384

Kansas City Southern	42,109	7,417,079

KLA Corp.	37,225	7,340,026

L3Harris Technologies, Inc.	65,203	10,504,855

LPL Financial Holdings, Inc.	96,764	7,734,347

Medtronic PLC	95,964	9,651,099

Microsoft Corp.	68,249	13,818,375

Mondelez International, Inc., Class A	185,495	9,853,494

NCR Corp.(a)	507,463	10,311,648

NIKE, Inc., Class B	38,943	4,676,275

PayPal Holdings, Inc.(a)	94,681	17,622,975

Philip Morris International, Inc.	95,644	6,792,637

Providence Service Corp. (The)(a)	23,748	2,791,577

PTC, Inc.(a)	104,692	8,781,565

RealPage, Inc.(a)	191,028	10,638,349

Synopsys, Inc.(a)	30,124	6,442,319

Terminix Global Holdings, Inc.(a)	213,821	10,068,831

Thermo Fisher Scientific, Inc.	12,230	5,786,258

Tradeweb Markets, Inc., Class A	113,600	6,188,928

UnitedHealth Group, Inc.	37,263	11,370,432

Visa, Inc., Class A	48,570	8,825,655

Wyndham Hotels & Resorts, Inc.	127,249	5,918,351

		447,178,497

Total Common Stocks & Other Equity Interests (Cost $590,686,257)		798,297,473

	Shares	Value

Money Market Funds–2.11%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(c)(d)	2,452,294	$2,452,294

Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(c)(d)	11,832,022	11,836,755

Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	2,802,622	2,802,622

Total Money Market Funds (Cost $17,087,100)		17,091,671

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.42% (Cost $607,773,357)		815,389,144

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.28%
Invesco Private Government Fund, 0.04%(c)(d)(e)	910,700	910,700

Invesco Private Prime Fund, 0.11%(c)(d)(e)	1,365,640	1,366,050

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,276,750)		2,276,750

TOTAL INVESTMENTS IN SECURITIES–100.70% (Cost $610,050,107)		817,665,894

OTHER ASSETS LESS LIABILITIES–(0.70)%		(5,679,872)

NET ASSETS–100.00%		$811,986,022

Investment Abbreviations:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2020.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$3,370,670	$98,285,815	$(99,204,191)	$-	$-	$2,452,294	$24,432
Invesco Liquid Assets Portfolio, Institutional Class	2,409,201	81,516,896	(72,094,513)	4,013	1,158	11,836,755	39,139
Invesco Treasury Portfolio, Institutional Class	3,852,194	112,326,646	(113,376,218)	-	-	2,802,622	26,685
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	9,527,683	(8,616,983)	-	-	910,700	47	*
Invesco Private Prime Fund	-	8,227,467	(6,861,417)	-	-	1,366,050	127	*
Total	$9,632,065	$309,884,507	$(300,153,322)	$4,013	$1,158	$19,368,421	$90,430

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Global Growth Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in securities, at value (Cost $590,686,257)*	$798,297,473

Investments in affiliated money market funds, at value (Cost $19,363,850)	19,368,421

Foreign currencies, at value (Cost $472,690)	470,472

Receivable for:
Investments sold	856,110

Fund shares sold	124,050

Dividends	667,314

Investment for trustee deferred compensation and retirement plans	336,894

Other assets	45,915

Total assets	820,166,649

Liabilities:
Payable for:
Investments purchased	4,408,152

Fund shares reacquired	424,180

Collateral upon return of securities loaned	2,276,750

Accrued fees to affiliates	410,220

Accrued other operating expenses	302,636

Trustee deferred compensation and retirement plans	358,689

Total liabilities	8,180,627

Net assets applicable to shares outstanding	$811,986,022

Net assets consist of:
Shares of beneficial interest	$523,310,426

Distributable earnings	288,675,596

$811,986,022

Net Assets:
Class A	$658,772,327

Class C	$14,628,257

Class Y	$29,147,088

Class R5	$663,817

Class R6	$108,774,533

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	20,462,665

Class C	504,674

Class Y	902,384

Class R5	20,725

Class R6	3,396,421

Class A:
Net asset value per share	$32.19

Maximum offering price per share (Net asset value of $32.19 ÷ 94.50%)	$34.06

Class C:
Net asset value and offering price per share	$28.99

Class Y:
Net asset value and offering price per share	$32.30

Class R5:
Net asset value and offering price per share	$32.03

Class R6:
Net asset value and offering price per share	$32.03

*	At October 31, 2020, securities with an aggregate value of $2,086,840 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Global Growth Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $811,569)	$6,957,375

Dividends from affiliated money market funds	90,256

Total investment income	7,047,631

Expenses:
Advisory fees	5,002,246

Administrative services fees	91,322

Custodian fees	54,447

Distribution fees:
Class A	1,210,463

Class C	113,938

Transfer agent fees – A, C and Y	1,045,491

Transfer agent fees – R5	586

Transfer agent fees – R6	1,386

Trustees’ and officers’ fees and benefits	22,321

Registration and filing fees	64,013

Reports to shareholders	67,015

Professional services fees	65,603

Other	10,769

Total expenses	7,749,600

Less: Fees waived and/or expenses reimbursed	(404,801)

Net expenses	7,344,799

Net investment income (loss)	(297,168)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	85,113,174

Foreign currencies	11,773

85,124,947

Change in net unrealized appreciation (depreciation) of:
Investment securities	20,734,851

Foreign currencies	(17,025)

20,717,826

Net realized and unrealized gain	105,842,773

Net increase in net assets resulting from operations	$105,545,605

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Global Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	2020	2019

Operations:
Net investment income (loss)	$(297,168)	$4,246,079

Net realized gain	85,124,947	33,968,462

Change in net unrealized appreciation	20,717,826	39,912,203

Net increase in net assets resulting from operations	105,545,605	78,126,744

Distributions to shareholders from distributable earnings:
Class A	(24,908,096)	(13,675,234)

Class C	(580,124)	(1,048,995)

Class Y	(1,191,872)	(777,259)

Class R5	(7,808)	(798)

Class R6	(11,309,854)	(14,651,856)

Total distributions from distributable earnings	(37,997,754)	(30,154,142)

Share transactions–net:
Class A	300,246,353	(5,625,219)

Class C	6,263,501	(14,154,827)

Class Y	12,862,631	(2,294,305)

Class R5	444,496	–

Class R6	(22,381,326)	(155,348,376)

Net increase (decrease) in net assets resulting from share transactions	297,435,655	(177,422,727)

Net increase (decrease) in net assets	364,983,506	(129,450,125)

Net assets:
Beginning of year	447,002,516	576,452,641

End of year	$811,986,022	$447,002,516

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Global Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/20	$32.19	$(0.03)	$2.77	$2.74	$(0.29)	$(2.45)	$(2.74)	$32.19	8.87%	$658,772	1.22	%(d)	1.29	%(d)	(0.12	)%(d)	90%
Year ended 10/31/19	29.42	0.22	4.04	4.26	(0.13)	(1.36)	(1.49)	32.19	15.46	296,262	1.22		1.32		0.72		32
Year ended 10/31/18	32.21	0.24	(2.25)	(2.01)	(0.31)	(0.47)	(0.78)	29.42	(6.41)	273,874	1.22		1.32		0.74		32
Year ended 10/31/17	28.00	0.21	4.22	4.43	(0.09)	(0.13)	(0.22)	32.21	15.96	327,317	1.23		1.36		0.72		22
Year ended 10/31/16	28.63	0.19	0.32	0.51	(0.15)	(0.99)	(1.14)	28.00	2.00	311,412	1.29		1.38		0.70		19
Class C
Year ended 10/31/20	29.17	(0.24)	2.51	2.27	–	(2.45)	(2.45)	28.99	8.09	14,628	1.97	(d)	2.04	(d)	(0.87	)(d)	90
Year ended 10/31/19	26.86	(0.01)	3.68	3.67	–	(1.36)	(1.36)	29.17	14.61	6,963	1.97		2.07		(0.03)		32
Year ended 10/31/18	29.47	(0.00)	(2.05)	(2.05)	(0.09)	(0.47)	(0.56)	26.86	(7.10)	21,058	1.97		2.07		(0.01)		32
Year ended 10/31/17	25.74	(0.01)	3.87	3.86	–	(0.13)	(0.13)	29.47	15.07	24,995	1.98		2.11		(0.03)		22
Year ended 10/31/16	26.45	(0.01)	0.29	0.28	–	(0.99)	(0.99)	25.74	1.24	23,755	2.04		2.13		(0.05)		19
Class Y
Year ended 10/31/20	32.28	0.04	2.80	2.84	(0.37)	(2.45)	(2.82)	32.30	9.18	29,147	0.97	(d)	1.04	(d)	0.13	(d)	90
Year ended 10/31/19	29.52	0.29	4.05	4.34	(0.22)	(1.36)	(1.58)	32.28	15.74	13,871	0.97		1.07		0.97		32
Year ended 10/31/18	32.31	0.32	(2.25)	(1.93)	(0.39)	(0.47)	(0.86)	29.52	(6.16)	14,935	0.97		1.07		0.99		32
Year ended 10/31/17	28.09	0.29	4.23	4.52	(0.17)	(0.13)	(0.30)	32.31	16.24	20,983	0.98		1.11		0.97		22
Year ended 10/31/16	28.72	0.26	0.32	0.58	(0.22)	(0.99)	(1.21)	28.09	2.27	12,562	1.04		1.13		0.95		19
Class R5
Year ended 10/31/20	32.03	0.07	2.78	2.85	(0.40)	(2.45)	(2.85)	32.03	9.31	664	0.87	(d)	0.93	(d)	0.23	(d)	90
Year ended 10/31/19	29.31	0.32	4.01	4.33	(0.25)	(1.36)	(1.61)	32.03	15.84	12	0.86		0.86		1.08		32
Year ended 10/31/18	32.09	0.34	(2.23)	(1.89)	(0.42)	(0.47)	(0.89)	29.31	(6.08)	11	0.88		0.88		1.08		32
Year ended 10/31/17	27.91	0.32	4.20	4.52	(0.21)	(0.13)	(0.34)	32.09	16.37	12	0.88		0.88		1.07		22
Year ended 10/31/16	28.57	0.30	0.30	0.60	(0.27)	(0.99)	(1.26)	27.91	2.35	11	0.89		0.90		1.10		19
Class R6
Year ended 10/31/20	32.03	0.08	2.77	2.85	(0.40)	(2.45)	(2.85)	32.03	9.32	108,775	0.84	(d)	0.84	(d)	0.26	(d)	90
Year ended 10/31/19	29.30	0.32	4.02	4.34	(0.25)	(1.36)	(1.61)	32.03	15.88	129,894	0.86		0.86		1.08		32
Year ended 10/31/18	32.08	0.34	(2.23)	(1.89)	(0.42)	(0.47)	(0.89)	29.30	(6.08)	266,574	0.88		0.88		1.08		32
Year ended 10/31/17	27.91	0.32	4.19	4.51	(0.21)	(0.13)	(0.34)	32.08	16.33	308,082	0.88		0.88		1.07		22
Year ended 10/31/16	28.56	0.31	0.30	0.61	(0.27)	(0.99)	(1.26)	27.91	2.39	320,339	0.89		0.90		1.10		19

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $264,724,061 and sold of $91,251,356 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Global Small & Mid Cap Growth Fund into the Fund.

(d)	Ratios are based on average daily net assets (000’s omitted) of $484,185, $11,402, $21,581, $622 and $120,663 for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Global Growth Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Global Growth Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is long-term growth of capital.

    The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the Conversion Feature). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

16	Invesco Global Growth Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

17	Invesco Global Growth Fund

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.800%

Next $250 million	0.780%

Next $500 million	0.760%

Next $1.5 billion	0.740%

Next $2.5 billion	0.720%

Next $2.5 billion	0.700%

Next $2.5 billion	0.680%

Over $10 billion	0.660%

    For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.78%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least February 28, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 1.22%, 1.97%, 0.97%, 0.87% and 0.87%, respectively, of average daily net assets (the “expense limits”). Prior to April 17, 2020, the expense limit for Class R5 and R6 was 0.97%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the year ended October 31, 2020, the Adviser waived advisory fees of $16,028 and reimbursed class level expenses of $359,111, $8,478, $16,047, $388 and $0 of Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $31,428 in front-end sales commissions from the sale of Class A shares and $85 and $341 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

18	Invesco Global Growth Fund

    For the year ended October 31, 2020, the Fund incurred $2,153 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Brazil	$5,855,329	$–	$–	$5,855,329

Canada	14,196,471	–	–	14,196,471

China	33,582,150	19,550,597	–	53,132,747

Denmark	–	8,680,317	–	8,680,317

France	5,265,512	11,779,449	–	17,044,961

Germany	–	16,674,796	–	16,674,796

Hong Kong	–	7,827,990	–	7,827,990

India	15,240,211	–	–	15,240,211

Ireland	–	14,978,997	–	14,978,997

Italy	–	10,800,174	–	10,800,174

Japan	–	42,064,743	–	42,064,743

Macau	–	6,675,369	–	6,675,369

Mexico	34,639,136	–	–	34,639,136

Netherlands	–	17,481,992	–	17,481,992

South Korea	–	4,616,874	–	4,616,874

Sweden	–	11,677,784	–	11,677,784

Switzerland	–	13,694,742	–	13,694,742

Taiwan	–	11,763,132	–	11,763,132

United Kingdom	–	44,073,211	–	44,073,211

United States	447,178,497	–	–	447,178,497

Money Market Funds	17,091,671	2,276,750	–	19,368,421

Total Investments	$573,048,977	$244,616,917	$–	$817,665,894

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,749.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually

19	Invesco Global Growth Fund

agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020	2019

Ordinary income*	$4,773,244	$3,552,426

Long-term capital gain	33,224,510	26,601,716

Total distributions	$37,997,754	$30,154,142

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$24,509,396

Undistributed long-term capital gain	65,496,359

Net unrealized appreciation – investments	198,967,622

Net unrealized appreciation (depreciation) - foreign currencies	(3,886)

Temporary book/tax differences	(293,895)

Shares of beneficial interest	523,310,426

Total net assets	$811,986,022

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of October 31, 2020.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $502,820,150 and $466,892,784, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$216,394,086

Aggregate unrealized (depreciation) of investments	(17,426,464)

Net unrealized appreciation of investments	$198,967,622

    Cost of investments for tax purposes is $618,698,272.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on October 31, 2020, undistributed net investment income (loss) was increased by $805,229 and undistributed net realized gain was decreased by $805,229. Further, as a result of tax deferrals acquired in the reorganization of Invesco Global Small & Mid Cap Growth Fund into the Fund, undistributed net investment income (loss) was decreased by $2,791,455, undistributed net realized gain was decreased by $3,705 and shares of beneficial interest was increased by $2,795,160. These reclassifications had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2020(a)		October 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	498,034	$15,325,818	395,725	$11,780,680

Class C	73,032	2,033,422	55,848	1,487,095

Class Y	175,682	5,464,935	102,233	3,106,742

Class R5	3,063	98,851	-	-

Class R6	292,181	7,352,939	165,748	4,883,313

20	Invesco Global Growth Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2020(a)		October 31, 2019
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	728,048	$22,496,680	466,247	$12,542,018

Class C	19,433	544,308	39,666	973,019

Class Y	31,560	976,162	25,216	678,806

Class R5	219	6,712	-	-

Class R6	369,101	11,305,578	548,984	14,646,895

Automatic conversion of Class C shares to Class A shares:
Class A	33,509	1,047,015	472,761	13,379,256

Class C	(37,142)	(1,047,015)	(518,953)	(13,379,256)

Issued in connection with acquisitions:(b)
Class A	12,268,714	331,385,465	-	-

Class C	325,621	7,951,237	-	-

Class Y	498,214	13,481,249	-	-

Class R5	79,171	2,123,036	-	-

Class R6	68,630	1,839,906	-	-

Reacquired:
Class A	(2,270,221)	(70,008,625)	(1,438,030)	(43,327,173)

Class C	(114,979)	(3,218,451)	(121,737)	(3,235,685)

Class Y	(232,786)	(7,059,715)	(203,617)	(6,079,853)

Class R5	(62,112)	(1,784,103)	-	-

Class R6	(1,389,483)	(42,879,749)	(5,755,374)	(174,878,584)

Net increase (decrease) in share activity	11,357,489	$297,435,655	(5,765,283)	$(177,422,727)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on April 17, 2020, the Fund acquired all the net assets of Invesco Global Small & Mid Cap Growth Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 13,240,350 shares of the Fund for 25,876,586 shares outstanding of the Target Fund as of the close of business on April 17, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 17, 2020. The Target Fund’s net assets as of the close of business on April 17, 2020 of $356,780,893, including $46,380,795 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $388,600,725 and $745,381,619 immediately after the acquisition.

The pro forma results of operations for the year ended October 31, 2020 assuming the reorganization had been completed on November 1, 2019, the beginning of the annual reporting period are as follows:

Net investment income (loss)	$(346,513)

Net realized/unrealized gains (losses)	52,746,697

Change in net assets resulting from operations	$52,400,184

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since April 18, 2020.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

21	Invesco Global Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco Global Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Growth Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22	Invesco Global Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,164.60	$6.64	$1,019.00	$6.19	1.22%
Class C	1,000.00	1,160.50	10.70	1,015.23	9.98	1.97
Class Y	1,000.00	1,166.50	5.28	1,020.26	4.93	0.97
Class R5	1,000.00	1,166.90	4.74	1,020.76	4.42	0.87
Class R6	1,000.00	1,167.30	4.47	1,021.01	4.17	0.82

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

23	Invesco Global Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Growth Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis. investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the MSCI All Country World Growth Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of its performance peer funds. The Board noted that stock selection in certain sectors, as well as stock selection in and underweight exposure to the U.S. and the lack of exposure to certain names held by the Index detracted from the Fund’s relative performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most

24	Invesco Global Growth Fund

recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

    The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25	Invesco Global Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$33,224,510
Qualified Dividend Income*	99.06%
Corporate Dividends Received Deduction*	76.11%
U.S. Treasury Obligations*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$426,693

26	Invesco Global Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Global Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco Global Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco Global Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco Global Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco Global Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6	Invesco Global Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco Global Growth Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-06463 and 033-44611                             Invesco Distributors, Inc.                                                                                                   GLG-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco Global Opportunities Fund
Effective September 30, 2020, Invesco Oppenheimer Global Opportunities Fund was renamed Invesco Global Opportunities Fund.

Nasdaq:
A: OPGIX ∎ C: OGICX ∎ R: OGINX ∎ Y: OGIYX ∎ R5: GOFFX ∎ R6: OGIIX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package - the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns - millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 - the overall tone of economic data improved during the second quarter.

In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Global Opportunities Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management  team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                      Invesco Global Opportunities Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Global Op-portunities Fund (the Fund), at net asset value (NAV), outperformed the MSCI All Country World Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	25.88%
Class C Shares	24.91
Class R Shares	25.53
Class Y Shares	26.18
Class R5 Shares	26.38
Class R6 Shares	26.39
MSCI All Country World Index▼	4.89
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

At the start of the fiscal year, macroeconomic and geopolitical issues mostly abated providing a favorable backdrop for global equity returns. Central banks maintained accommodative policies and better economic data and signs of progress in US and China trade talks also supported global equities.

Global equity markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

At the end of the fiscal year, economic growth began to slow. This coincided with a resurgence in global infections with record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Global equity markets ended the fiscal year mixed, with emerging markets faring better than developed markets.

We see the future involving change from innovation, and innovative companies are often smaller and not yet established. Hence, we prefer mostly mid- and small-cap companies, which, based on our research, we believe are more likely to be shaping change. Most companies have to innovate to survive, but in commodity industries the benefits of innovation usually are reaped by customers. We find that most often companies in the technology, healthcare, industrials and consumer discretionary sectors have the best chance of rewriting an industry rulebook in such a way as to create new industries, or industry verticals. This is why we typically invest so much in these areas, more than 90% of the Fund as of the close of the fiscal year.

Stock selection in and overweight allocations to the technology and healthcare sectors contributed the most to the Fund’s relative performance compared to the MSCI All Country World Index during the fiscal year. Our heavy underweight allocation to the financials sector and complete lack of exposure to the energy sector also had a material beneficial impact on Fund performance, as these were the two worst performing sectors in the MSCI All Country World Index. On the negative side, we had weaker stock selection in the consumer discretionary sector and a small negative allocation effect from our underweight exposure to the communication services sector.

    The three major contributors to Fund performance for the fiscal year were Advanced Micro Devices (AMD), M3 and Exact Sciences.

    AMD is one of the Fund’s longest held and biggest positions. Long-term, the structural theme of increased computational needs across almost every sector of the economy is very much intact and is probably accelerated as the world adjusts to the new normal of COVID-19. It received a further boost during the fiscal year due to technological stumbles at Intel, its biggest competitor, whose next generation chip architecture has been delayed. AMD also announced an acquisition of a competitor, Xilinx, which should expand their product lineup into the 5G ecosystem. 5G is an area AMD had not previously participated in, but is obviously an important, growing area of the technology space. The company remains one of the Fund’s top holdings.

    M3 is a long time Japanese healthcare holding. Its software allows doctors to collaborate with peers on issues relating to patient health. When situations like a novel coronavirus pop up, it is critical for doctors to have access to a platform like this in order to share ideas and methods in order to provide the best outcomes possible for infected people. In addition, the Japanese government has recently relaxed some key regulation on telemedicine that should allow M3 to expand further.

    Exact Sciences is a diagnostics company whose main product is a non-invasive test to detect early stage colon cancer. We took a small position in the stock back in 2015 because it was an interesting company working on an important unmet medical need. The stock has been one of our top contributors over the last several years as its colon cancer test, Cologuard, has become quite popular as an alternative to a colonoscopy for many patients. It’s received a further boost as the American Cancer Society has lowered the recommend age for beginning regular colon screens from 50 to 45, greatly expanding the addressable market size for Cologuard. In addition, younger people seem to be more open to this newer test. We continue to own the stock, as we think the company’s technology could be applicable to diagnose other forms of cancer as well, and we think early cancer diagnosis is a structurally growing area.

    The three major detractors from Fund performance during the fiscal year were Aston Martin Lagonda, Mowi and Technicolor.

    Aston Martin Lagonda makes very high-end luxury automobiles, and its products are typically purchased in person, definitely not over the internet. However, over the long-term we think the company can do very well. They have a timeless luxury brand, and a new SUV model coming out that should help to grow

4                      Invesco Global Opportunities Fund

sales. They are also working on an all-electric super car, which could provide a longer-term tailwind. The economics of the luxury car business have always been excellent, and we’ve found a lot of success by investing in other companies in this area. Therefore, we continue to stick with Aston Martin.

    Mowi is a Norwegian company which is the leading provider of farmed salmon in the world. It is part of our investment theme around better quality food. As people get richer, they are generally willing to pay up to increase the quality of their diet. Salmon is a high-quality fish that provides many important nutrients, but the wild catch has not kept pace with the strong increase in demand for salmon filets over the past several years. Salmon is also a fickle fish that can only live in very precise habitats, and the fjords of Norway are some of the best living conditions possible for the species. Mowi has a large share of the tightly regulated fish farming acreage in the Norwegian fjords. The stock traded down during the fiscal year, as the economic stress created by the pandemic may cause a short-term decline in sales for its premium fish, but we think its leadership position combined with the long-term tailwind of structurally growing demand makes it an attractive investment for years to come.

    Technicolor is a company well known to film goers that has had some recent challenges, notably in their DVD production business. It has a new CEO on board, however, and are beginning a financial and operational overhaul that will take time to complete. We remain invested in this holding, though it has only a very small weighting as of the end of the fiscal year.

    We remain largely focused on investments in companies with sizable, transformational growth potential. Many are in relatively early stages of that development. This fiscal year’s top contributors are positions we have owned for some time, before it was clear there was a good opportunity present. However, some of our holdings will only be moderately successful, some may even flop. While not every idea works, enough have, and we believe enough will, to substantively reward our ownership. This can take time to play out. Emerging companies, some of the best we’ve ever seen, have experienced setbacks or encounter periods of difficulty. Patience is a critical part of our ability to be successful, and frankly our clients as well.

    Thank you for your continued investment in Invesco Global Opportunities Fund.

Portfolio manager(s):

Frank Jennings - Lead

Maire Lane

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5                      Invesco Global Opportunities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/10

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                      Invesco Global Opportunities Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges

Class A Shares
Inception (10/22/90)	11.77%
10 Years	11.65
5 Years	15.41
1 Year	18.96

Class C Shares
Inception (12/1/93)	11.79%
10 Years	11.61
5 Years	15.84
1 Year	23.91

Class R Shares
Inception (3/1/01)	9.55%
10 Years	11.97
5 Years	16.42
1 Year	25.53

Class Y Shares
Inception (2/1/01)	9.51%
10 Years	12.57
5 Years	17.00
1 Year	26.18

Class R5 Shares
10 Years	12.35%
5 Years	16.85
1 Year	26.38

Class R6 Shares
Inception (1/27/12)	14.15%
5 Years	17.21
1 Year	26.39

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Global Opportunities Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the In-vesco Oppenheimer Global Opportunities Fund. Note: The Fund was subsequently renamed the Invesco Global Opportunities Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on

Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                      Invesco Global Opportunities Fund

Invesco Global Opportunities Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World Index (Net) is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                      Invesco Global Opportunities Fund

Fund Information

Portfolio Composition

By sector, based on Net Assets

as of October 31, 2020
Information Technology	37.25%
Health Care	33.14
Industrials	11.75
Consumer Discretionary	9.77
Communication Services	3.24
Other Sectors, Each Less than 2% of Net Assets	3.66
Money Market Funds Plus Other Assets Less Liabilities	1.19

Top 10 Equity Holdings*

		% of total net assets
1.	Nektar Therapeutics	7.34%
2.	Advanced Micro Devices, Inc.	6.01
3.	Exact Sciences Corp.	3.30
4.	M3, Inc.	2.69
5.	Arrowhead Pharmaceuticals, Inc.	2.29
6.	Eurofins Scientific SE	2.12
7.	Nevro Corp.	1.99
8.	PeptiDream, Inc.	1.85
9.	First Solar, Inc.	1.74
10.	Wix.com Ltd.	1.65

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

9                      Invesco Global Opportunities Fund

Schedule of Investments

October 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–98.82%
Argentina–0.48%
Globant S.A.(a)	200,000	$36,122,000

Belgium–2.13%
Biocartis N.V.(a)(b)(c)	6,000,000	26,079,669

Ion Beam Applications	400,000	5,230,070

Materialise N.V., ADR(a)(b)	3,100,000	105,307,000

Umicore S.A.	600,000	23,099,844

		159,716,583

Canada–0.24%
BlackBerry Ltd.(a)	4,000,000	17,960,000

Denmark–3.28%
Bang & Olufsen A/S(a)	6,000,000	16,728,547

Bavarian Nordic A/S(a)	2,880,000	76,559,689

Genmab A/S(a)	200,000	66,700,518

H Lundbeck A/S	2,000,000	56,359,374

Novozymes A/S, Class B	500,000	30,083,016

		246,431,144

Finland–0.37%
Rovio Entertainment OYJ(b)(c)	4,700,000	28,109,172

France–1.50%
Adevinta ASA, Class B(a)	900,000	13,922,574

Mersen S.A.(a)	1,000,000	25,957,828

Technicolor S.A.(a)	8,983,319	12,849,080

Technicolor S.A., Wts., expiring 9/22/2024(a)	1,100,000	90,575

Teleperformance	200,000	60,174,509

		112,994,566

Germany–4.53%
AIXTRON SE(a)	4,000,000	45,094,967

Aumann AG(a)(b)(c)	1,000,000	10,653,002

Basler AG(b)	600,000	35,803,703

Carl Zeiss Meditec AG, BR	300,000	38,917,236

CompuGroup Medical SE & Co. KgaA	500,000	43,073,666

Manz AG(a)(b)	500,000	16,783,053

MorphoSys AG(a)	400,000	41,002,081

PVA TePla AG(a)(b)	2,050,000	25,028,147

Rational AG	80,000	60,178,443

SLM Solutions Group AG(a)(b)	2,000,000	23,879,745

		340,414,043

Ireland–0.94%
Flutter Entertainment PLC(a)	406,701	70,430,927

Israel–1.65%
Wix.com Ltd.(a)	500,000	123,660,000

Italy–1.36%
Amplifon S.p.A.(a)	1,000,000	36,407,031

Brunello Cucinelli S.p.A.(a)	1,500,000	45,021,474
Freni Brembo S.p.A.(a)	2,000,000	20,790,404

		102,218,909

	Shares	Value

Japan–12.43%
Comture Corp.(b)	3,000,000	$76,676,996

CyberAgent, Inc.	1,300,000	81,877,709

Disco Corp.	200,000	53,727,214

Jeol Ltd.(b)	2,500,000	79,306,977

M3, Inc.	3,000,000	202,414,247

Nidec Corp.	600,000	60,316,024

Nikon Corp.	2,000,000	12,141,157

Optex Group Co. Ltd.(b)	2,000,000	29,809,221

PeptiDream, Inc.(a)	3,000,000	138,976,315

Rakuten, Inc.	6,000,000	58,458,881

Rheon Automatic Machinery Co. Ltd.	1,000,000	9,732,234

THK Co. Ltd.	2,000,000	52,775,023

Yaskawa Electric Corp.	2,000,000	77,826,110

		934,038,108

Luxembourg–2.12%
Eurofins Scientific SE(a)	200,000	159,612,983

Norway–1.65%
Mowi ASA	4,000,000	63,207,464
Nordic Semiconductor ASA(a)	5,750,358	60,510,133

		123,717,597

Sweden–6.33%
AddTech AB, Class B	4,000,000	44,284,220

Beijer Ref AB	2,000,000	55,247,489

Boozt AB(a)(b)(c)	3,750,000	60,619,871

Hansa Biopharma AB(a)	1,938,841	51,781,940

Indutrade AB(a)	2,000,000	101,489,516

Midsona AB, Class B	1,000,000	7,229,592

Oncopeptides AB(a)(c)	2,000,000	35,184,278

RaySearch Laboratories AB(a)(b)	4,000,000	33,901,495

Recipharm AB, Class B(a)	2,800,000	45,142,934

Tobii AB(a)	3,000,000	15,410,530

Xvivo Perfusion AB(a)	1,000,000	25,394,904

		475,686,769

Switzerland–0.47%
GeNeuro S.A.(a)(b)	1,661,017	5,166,059

STMicroelectronics N.V.	1,000,000	30,540,052

		35,706,111

United Kingdom–13.30%
Allied Minds PLC	10,000,000	4,703,194

AO World PLC(a)	20,000,000	93,472,936

ASOS PLC(a)	700,000	39,957,265

Aston Martin Lagonda Global Holdings PLC(a)(b)(c)	102,500,000	72,096,831

Blue Prism Group PLC(a)	3,000,000	60,027,221

boohoo Group PLC(a)	30,000,000	105,156,801

Fevertree Drinks PLC	2,000,000	52,167,283

First Derivatives PLC	1,200,000	45,750,061

Frontier Developments PLC(a)(b)	3,000,000	101,399,171
Gooch & Housego PLC(b)	2,000,000	27,322,902
GW Pharmaceuticals PLC, ADR(a)	100,000	9,001,000

IG Group Holdings PLC	3,000,000	29,592,520

IP Group PLC(a)	20,785,545	21,442,930

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                      Invesco Global Opportunities Fund

	Shares	Value
United Kingdom–(continued)
IQE PLC(b)	140,000,000	$ 99,620,341
M&C Saatchi PLC(b)(d)	6,600,000	4,907,870
MelodyVR Group PLC(a)(d)	68,750,000	3,473,558
Rentokil Initial PLC(a)	14,500,000	98,868,107
Spirax-Sarco Engineering PLC	464,285	67,891,973
WANdisco PLC(a)(b)	5,000,000	29,152,089
Xaar PLC(a)(b)	4,000,000	6,788,454
Zoo Digital Group PLC(a)(b)	7,000,000	4,988,526
Zotefoams PLC(b)	4,000,000	21,302,651
		999,083,684

United States–46.04%
3D Systems Corp.(a)(b)	8,000,000	45,520,000
Acacia Research Corp.(a)(b)	2,500,000	7,875,000
Advanced Micro Devices, Inc.(a)	6,000,000	451,740,000
Align Technology, Inc.(a)	200,000	85,216,000
Applied Materials, Inc.	1,000,000	59,230,000
Arrowhead Pharmaceuticals, Inc.(a)	3,000,000	171,900,000
Cloudera, Inc.(a)	8,220,000	79,898,400
Cognex Corp.	1,200,000	79,080,000
Coherent, Inc.(a)	600,000	75,084,000
Corning, Inc.	1,000,000	31,970,000
Cree, Inc.(a)	1,000,000	63,600,000
Dolby Laboratories, Inc., Class A	800,000	60,064,000
Exact Sciences Corp.(a)	2,000,000	247,660,000
FireEye, Inc.(a)	6,000,000	83,040,000
First Solar, Inc.(a)	1,500,000	130,567,500
Halozyme Therapeutics, Inc.(a)	1,000,000	28,000,000
Illumina, Inc.(a)	200,000	58,540,000
IPG Photonics Corp.(a)	600,000	111,576,000
iRobot Corp.(a)	900,000	71,622,000
Littelfuse, Inc.	400,000	79,176,000

	Shares	Value
United States–(continued)
Manhattan Associates, Inc.(a)	600,000	$ 51,300,000
Nektar Therapeutics(a)(b)	34,830,000	551,707,200
Nevro Corp.(a)	1,000,000	149,210,000
ON Semiconductor Corp.(a)	2,000,000	50,180,000
PDF Solutions, Inc.(a)(b)	3,000,000	56,220,000
PTC, Inc.(a)	1,200,000	100,656,000
QUALCOMM, Inc.	1,000,000	123,360,000
Rigel Pharmaceuticals, Inc.(a)	5,000,000	12,400,000
Rite Aid Corp.(a)	2,500,000	22,850,000
Rollins, Inc.	1,500,000	86,775,000
Shake Shack, Inc., Class A(a)	1,000,000	67,520,000
Veeco Instruments, Inc.(a)(b)	4,000,000	50,920,000
Vicor Corp.(a)	500,000	39,000,000
Xeris Pharmaceuticals, Inc.(a)	2,000,000	9,460,000
Zendesk, Inc.(a)	600,000	66,564,000
		3,459,481,100
Total Common Stocks & Other Equity Interests (Cost $5,667,383,767)		7,425,383,696

Money Market Funds–1.14%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(b)(e)	30,167,300	30,167,300
Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(b)(e)	21,532,103	21,540,716
Invesco Treasury Portfolio, Institutional Class, 0.01%(b)(e)	34,476,914	34,476,914
Total Money Market Funds (Cost $86,185,476)		86,184,930
TOTAL INVESTMENTS IN SECURITIES–99.96% (Cost $5,753,569,243)		7,511,568,626
OTHER ASSETS LESS LIABILITIES–0.04%		2,702,208
NET ASSETS–100.00%		$7,514,270,834

Investment Abbreviations:

ADR	- American Depositary Receipt
BR	- Bearer Shares
Wts.	- Warrants

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$202,009,160	$1,028,636,714	$(1,200,478,574)	$-	$-	$30,167,300	$933,690
Invesco Liquid Assets Portfolio, Institutional Class	-	118,857,249	(97,309,178)	(545)	(6,810)	21,540,716	12,878
Invesco Treasury Portfolio, Institutional Class	-	190,171,598	(155,694,684)	-	-	34,476,914	5,602

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                      Invesco Global Opportunities Fund

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Other Affiliates:
3D Systems Corp.	$75,920,000	$-	$-	$(30,400,000)	$-	$45,520,000	$-
Acacia Research Corp.	6,350,000	-	-	1,525,000	-	7,875,000	-
Aston Martin Lagonda Global
Holdings PLC	54,351,585	268,430,938	-	(250,685,692)	-	72,096,831	-
Aumann AG	13,351,769	-	-	(2,698,767)	-	10,653,002	-
Basler AG	30,938,468	-	-	4,865,235	-	35,803,703	126,048
Bavarian Nordic A/S*	37,629,040	13,127,912	(13,127,912)	38,930,649	-	76,559,689	-
Biocartis N.V.	21,488,283	19,106,968	-	(14,515,582)	-	26,079,669	-
Boozt AB	25,006,956	-	-	35,612,915	-	60,619,871	-
Comture Corp.	56,920,881	-	-	19,756,115	-	76,676,996	729,816
Frontier Developments PLC	42,523,380	-	-	58,875,791	-	101,399,171	-
GeNeuro S.A.	-	5,434,343	-	(268,284)	-	5,166,059	-
Gooch & Housego PLC	28,894,340	-	-	(1,571,438)	-	27,322,902	188,798
IQE PLC	67,965,522	43,400,190	-	(11,745,371)	-	99,620,341	-
Jeol Ltd.	66,229,962	-	-	13,077,015	-	79,306,977	476,693
M&C Saatchi PLC	-	6,947,954	-	(2,040,084)	-	4,907,870	-
Manz AG	10,687,288	-	-	6,095,765	-	16,783,053	-
Materialise N.V., ADR	-	51,708,000	-	53,599,000	-	105,307,000	-
Nektar Therapeutics	536,012,500	81,319,080	(25,870,414)	(1,116,257)	(38,637,709)	551,707,200	-
Optex Group Co. Ltd.	30,597,058	-	-	(787,837)	-	29,809,221	482,698
PDF Solutions, Inc.	48,480,000	-	-	7,740,000	-	56,220,000	-
PVA TePla AG	24,334,731	-	-	693,416	-	25,028,147	-
RaySearch Laboratories AB	24,085,284	28,275,261	-	(18,459,050)	-	33,901,495	-
Rovio Entertainment OYJ	21,096,633	-	-	7,012,539	-	28,109,172	392,755
SLM Solutions Group AG	17,981,027	17,081,772	-	(11,183,054)	-	23,879,745	-
Technicolor S.A.*	24,799,848	27,759,674	-	(39,710,442)	-	12,849,080	-
Veeco Instruments, Inc.	54,560,000	-	-	(3,640,000)	-	50,920,000	-
WANdisco PLC	16,337,599	8,968,272	-	3,846,218	-	29,152,089	-
Xaar PLC	2,456,756	-	-	4,331,698	-	6,788,454	-
Zoo Digital Group PLC	7,813,467	-	-	(2,824,941)	-	4,988,526	-
Zotefoams PLC	-	23,164,974	-	(1,862,323)	-	21,302,651	104,131
Total	$1,548,821,537	$1,932,390,899	$(1,492,480,762)	$(137,548,311)	$(38,644,519)	$1,812,538,844	$3,453,109

*	At October 31, 2020, this security was no longer an affiliate of the Fund.

(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $232,742,823, which represented 3.10% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                      Invesco Global Opportunities Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:

Investments in securities, at value (Cost $3,472,295,659)	$5,788,438,551
Investments in affiliates, at value (Cost $2,281,273,584)	1,723,130,075
Cash	4,000,000
Foreign currencies, at value (Cost $602)	599
Receivable for:
Investments sold	478,093
Fund shares sold	6,913,714
Dividends	5,936,781
Interest	24
Investment for trustee deferred compensation and retirement plans	291,700
Other assets	130,061
Total assets	7,529,319,598

Liabilities:

Payable for:
Fund shares reacquired	9,502,766
Accrued fees to affiliates	4,226,775
Accrued trustees’ and officers’ fees and benefits	167,180
Accrued other operating expenses	860,343
Trustee deferred compensation and retirement plans	291,700
Total liabilities	15,048,764
Net assets applicable to shares outstanding	$7,514,270,834

Net assets consist of:

Shares of beneficial interest	$4,996,394,968
Distributable earnings	2,517,875,866
$7,514,270,834

Net Assets:

Class A	$3,359,360,235
Class C	$422,919,146
Class R	$233,141,276
Class Y	$1,940,275,196
Class R5	$11,790
Class R6	$1,558,563,191

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	48,997,952
Class C	7,303,684
Class R	3,585,903
Class Y	27,718,919
Class R5	171
Class R6	22,054,983
Class A:
Net asset value per share	$68.56
Maximum offering price per share (Net asset value of $68.56 ÷ 94.50%)	$72.55
Class C:
Net asset value and offering price per share	$57.90
Class R:
Net asset value and offering price per share	$65.02
Class Y:
Net asset value and offering price per share	$70.00
Class R5:
Net asset value and offering price per share	$68.95
Class R6:
Net asset value and offering price per share	$70.67

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                      Invesco Global Opportunities Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:

Dividends (net of foreign withholding taxes of $2,390,230)	$22,092,636

Dividends from affiliates	3,453,109

Interest	13,852

Total investment income	25,559,597

Expenses:

Advisory fees	46,978,135

Administrative services fees	1,029,955

Custodian fees	261,213

Distribution fees:
Class A	7,605,149

Class C	4,382,625

Class R	1,123,856

Transfer agent fees – A, C, R and Y	9,692,718

Transfer agent fees – R5	1

Transfer agent fees – R6	102,836

Trustees’ and officers’ fees and benefits	62,597

Registration and filing fees	166,065

Reports to shareholders	488,826

Professional services fees	81,886

Other	62,311

Total expenses	72,038,173

Less: Fees waived and/or expense offset arrangement(s)	(122,021)

Net expenses	71,916,152

Net investment income (loss)	(46,356,555)

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities (includes net gains from securities sold to affiliates of $6,765,662)	806,216,594

Affiliated investment securities	(38,644,519)

Foreign currencies	(682,731)

766,889,344

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	1,002,347,027

Affiliated investment securities	(137,548,311)

Foreign currencies	156,213

864,954,929

Net realized and unrealized gain	1,631,844,273

Net increase in net assets resulting from operations	$1,585,487,718

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                      Invesco Global Opportunities Fund

Statement of Changes in Net Assets

For the year ended October 31, 2020, period ended October 31, 2019, and the year ended September 30, 2019

	Year Ended October 31, 2020	One Month Ended October 31, 2019	Year Ended September 30, 2019

Operations:

Net investment income (loss)	$(46,356,555)	$(4,911,418)	$(14,711,743)

Net realized gain	766,889,344	163,014,465	243,432,285

Change in net unrealized appreciation (depreciation)	864,954,929	62,681,537	(1,944,841,823)

Net increase (decrease) in net assets resulting from operations	1,585,487,718	220,784,584	(1,716,121,281)

Distributions to shareholders from distributable earnings:

Class A	(197,647,554)	–	(294,422,937)

Class C	(34,387,552)	–	(78,670,553)

Class R	(14,772,775)	–	(21,281,297)

Class Y	(130,780,055)	–	(215,972,897)

Class R5	(645)	–	–

Class R6	(80,621,014)	–	(106,613,747)

Total distributions from distributable earnings	(458,209,595)	–	(716,961,431)

Share transactions–net:

Class A	(255,705,590)	(55,270,289)	(45,089,774)

Class C	(102,393,928)	(15,343,596)	(248,602,819)

Class R	(24,995,841)	(3,710,957)	11,721,377

Class Y	(447,927,410)	(72,231,746)	(182,833,851)

Class R5	–	–	10,000

Class R6	26,581,446	(24,328,174)	222,420,238

Net increase (decrease) in net assets resulting from share transactions	(804,441,323)	(170,884,762)	(242,374,829)

Net increase (decrease) in net assets	322,836,800	49,899,822	(2,675,457,541)

Net assets:

Beginning of year	7,191,434,034	7,141,534,212	9,816,991,753

End of year	$7,514,270,834	$7,191,434,034	$7,141,534,212

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                      Invesco Global Opportunities Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/20	$57.92	$(0.45)	$14.86	$14.41	$–	$(3.77)	$(3.77)	$68.56	25.88	%(e)	$3,359,360	1.10	%(e)(f)	1.10	%(e)(f)	(0.74	)%(e)(f)	12%
One month ended 10/31/19	56.16	(0.04)	1.80	1.76	–	–	–	57.92	3.13		3,099,689	1.09	(g)	1.09	(g)	(0.90	)(g)	3
Year ended 09/30/19	75.01	(0.15)	(13.16)	(13.31)	–	(5.54)	(5.54)	56.16	(17.48)		3,059,916	1.12		1.12		(0.25)		12
Year ended 09/30/18	61.40	(0.22)	15.42	15.20	–	(1.59)	(1.59)	75.01	25.09		4,124,481	1.12		1.12		(0.31)		21
Year ended 09/30/17	50.76	(0.23)	14.49	14.26	(0.13)	(3.49)	(3.62)	61.40	30.48		3,085,024	1.17		1.17		(0.43)		18
Year ended 09/30/16	39.42	(0.17)	11.81	11.64	(0.05)	(0.25)	(0.30)	50.76	29.66		2,529,288	1.18		1.18		(0.39)		26
Class C
Year ended 10/31/20	49.81	(0.77)	12.63	11.86	–	(3.77)	(3.77)	57.90	24.91		422,919	1.86	(f)	1.86	(f)	(1.50	)(f)	12
One month ended 10/31/19	48.32	(0.07)	1.56	1.49	–	–	–	49.81	3.08		467,908	1.84	(g)	1.84	(g)	(1.65	)(g)	3
Year ended 09/30/19	65.97	(0.52)	(11.59)	(12.11)	–	(5.54)	(5.54)	48.32	(18.12)		469,174	1.88		1.88		(1.01)		12
Year ended 09/30/18	54.57	(0.67)	13.66	12.99	–	(1.59)	(1.59)	65.97	24.15		955,893	1.87		1.87		(1.06)		21
Year ended 09/30/17	45.72	(0.56)	12.90	12.34	–	(3.49)	(3.49)	54.57	29.47		648,270	1.92		1.92		(1.18)		18
Year ended 09/30/16	35.75	(0.45)	10.67	10.22	–	(0.25)	(0.25)	45.72	28.71		475,199	1.94		1.94		(1.14)		26
Class R
Year ended 10/31/20	55.25	(0.58)	14.12	13.54	–	(3.77)	(3.77)	65.02	25.53		233,141	1.36	(f)	1.36	(f)	(1.00	)(f)	12
One month ended 10/31/19	53.58	(0.05)	1.72	1.67	–	–	–	55.25	3.12		221,803	1.34	(g)	1.34	(g)	(1.15	)(g)	3
Year ended 09/30/19	72.06	(0.28)	(12.66)	(12.94)	–	(5.54)	(5.54)	53.58	(17.71)		218,747	1.37		1.37		(0.51)		12
Year ended 09/30/18	59.18	(0.39)	14.86	14.47	–	(1.59)	(1.59)	72.06	24.79		276,790	1.37		1.37		(0.56)		21
Year ended 09/30/17	49.10	(0.35)	13.98	13.63	(0.06)	(3.49)	(3.55)	59.18	30.15		199,696	1.42		1.42		(0.67)		18
Year ended 09/30/16	38.19	(0.27)	11.43	11.16	–	(0.25)	(0.25)	49.10	29.34		123,310	1.44		1.44		(0.64)		26
Class Y
Year ended 10/31/20	58.93	(0.31)	15.15	14.84	–	(3.77)	(3.77)	70.00	26.18		1,940,275	0.86	(f)	0.86	(f)	(0.50	)(f)	12
One month ended 10/31/19	57.13	(0.03)	1.83	1.80	–	–	–	58.93	3.15		2,113,652	0.84	(g)	0.84	(g)	(0.65	)(g)	3
Year ended 09/30/19	76.02	–	(13.35)	(13.35)	–	(5.54)	(5.54)	57.13	(17.29)		2,120,749	0.87		0.87		(0.01)		12
Year ended 09/30/18	62.05	(0.05)	15.61	15.56	–	(1.59)	(1.59)	76.02	25.40		3,055,996	0.87		0.87		(0.07)		21
Year ended 09/30/17	51.28	(0.09)	14.61	14.52	(0.26)	(3.49)	(3.75)	62.05	30.79		1,241,346	0.92		0.92		(0.16)		18
Year ended 09/30/16	39.82	(0.06)	11.92	11.86	(0.15)	(0.25)	(0.40)	51.28	29.98		544,742	0.94		0.94		(0.14)		26
Class R5
Year ended 10/31/20	58.01	(0.21)	14.92	14.71	–	(3.77)	(3.77)	68.95	26.38		12	0.70	(f)	0.70	(f)	(0.34	)(f)	12
One month ended 10/31/19	56.23	(0.02)	1.80	1.78	–	–	–	58.01	3.16		10	0.68	(g)	0.68	(g)	(0.50	)(g)	3
Period ended 09/30/19(h)	58.48	0.03	(2.28)	(2.25)	–	–	–	56.23	(3.85)		10	0.74	(g)	0.74	(g)	0.12	(g)	12
Class R6
Year ended 10/31/20	59.37	(0.21)	15.28	15.07	–	(3.77)	(3.77)	70.67	26.39		1,558,563	0.70	(f)	0.70	(f)	(0.34	)(f)	12
One month ended 10/31/19	57.55	(0.02)	1.84	1.82	–	–	–	59.37	3.16		1,288,373	0.69	(g)	0.69	(g)	(0.50	)(g)	3
Year ended 09/30/19	76.41	0.09	(13.41)	(13.32)	–	(5.54)	(5.54)	57.55	(17.16)		1,272,938	0.71		0.71		0.15		12
Year ended 09/30/18	62.26	0.07	15.67	15.74	–	(1.59)	(1.59)	76.41	25.61		1,403,832	0.71		0.71		0.10		21
Year ended 09/30/17	51.43	–	14.66	14.66	(0.34)	(3.49)	(3.83)	62.26	31.01		662,176	0.73		0.73		0.01		18
Year ended 09/30/16	39.93	0.02	11.97	11.99	(0.24)	(0.25)	(0.49)	51.43	30.21		127,643	0.75		0.75		0.04		26

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include estimated acquired fund fees from underlying funds of 0.00% for the one month ended October 31, 2019 and the years ended September 30, 2019, 2018, 2017 and 2016, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for the year ended October 31, 2020.
(f)

Ratios are based on average daily net assets (000’s omitted) of $3,150,713, $438,263, $224,771, $1,935,164, $10 and $1,383,315 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(g)	Annualized.
(h)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                      Invesco Global Opportunities Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Global Opportunities Fund, formerly Invesco Oppenheimer Global Opportunities Fund, (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

17                      Invesco Global Opportunities Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

18                      Invesco Global Opportunities Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
First $250 million	0.800%
Next $250 million	0.770%
Next $500 million	0.750%
Next $1 billion	0.690%
Next $1.5 billion	0.670%
Next $2.5 billion	0.650%
Next $4 billion	0.630%
Over $10 billion	0.610%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.66%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.17%, 1.92%, 1.42%, 0.92%, 0.78%, and 0.73% , respectively, of average daily net assets (the “expense limits”).In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2020, the Adviser waived advisory fees of $87,893.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $388,404 in front-end sales commissions from the sale of Class A shares and $13,016 and $22,365 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.

19                      Invesco Global Opportunities Fund

Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Argentina	$36,122,000	$–	$–	$36,122,000

Belgium	105,307,000	54,409,583	–	159,716,583

Canada	17,960,000	–	–	17,960,000

Denmark	–	246,431,144	–	246,431,144

Finland	–	28,109,172	–	28,109,172

France	90,575	112,903,991	–	112,994,566

Germany	–	340,414,043	–	340,414,043

Ireland	–	70,430,927	–	70,430,927

Israel	123,660,000	–	–	123,660,000

Italy	–	102,218,909	–	102,218,909

Japan	–	934,038,108	–	934,038,108

Luxembourg	–	159,612,983	–	159,612,983

Norway	–	123,717,597	–	123,717,597

Sweden	–	475,686,769	–	475,686,769

Switzerland	–	35,706,111	–	35,706,111

United Kingdom	9,001,000	981,701,256	8,381,428	999,083,684

United States	3,459,481,100	–	–	3,459,481,100

Money Market Funds	86,184,930	–	–	86,184,930

Total Investments	$3,837,806,605	$3,665,380,593	$8,381,428	$7,511,568,626

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2020, the Fund engaged in securities purchases of $277,366,935 and securities sales of $15,255,238, which resulted in net realized gains of $6,765,662.

NOTE 5– Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $34,128.

NOTE 6– Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7– Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

20                      Invesco Global Opportunities Fund

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended October 31, 2020, Period Ended October 31, 2019 and the Year Ended September 30, 2019:

	Year Ended	One month Ended	Year Ended
	October 31, 2020	October 31, 2019	September 30, 2019

Ordinary income*	$ –	$–	$ 93,907,047

Long-term capital gain	458,209,595	–	623,054,384

Total distributions	$458,209,595	$–	$716,961,431

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed long-term capital gain	$767,194,638

Net unrealized appreciation – investments	1,751,075,027

Net unrealized appreciation – foreign currencies	56,574

Temporary book/tax differences	(450,373)

Shares of beneficial interest	4,996,394,968

Total net assets	$7,514,270,834

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2020.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $866,949,630 and $2,017,595,757, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$3,086,143,728

Aggregate unrealized (depreciation) of investments	(1,335,068,701)

Net unrealized appreciation of investments	$1,751,075,027

Cost of investments for tax purposes is $5,760,493,599.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating loss, on October 31, 2020, undistributed net investment income (loss) was increased by $40,874,465, undistributed net realized gain was increased by $682,511 and shares of beneficial interest was decreased by $41,556,976. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

			Summary of Share Activity

	Year ended October 31, 2020(a)		One month ended October 31, 2019		Year ended September 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:

Class A	4,727,712	$285,002,521	382,626	$21,670,522	10,144,937	$599,301,813

Class C	823,749	41,342,484	64,925	3,164,942	1,968,469	100,466,518

Class R	594,844	33,424,390	51,037	2,753,995	1,017,950	57,289,117

Class Y	8,377,955	505,921,561	820,606	47,588,593	18,833,466	1,135,577,841

Class R5(b)	-	-	-	-	171	10,000

Class R6	6,010,630	369,817,219	437,568	25,400,178	9,163,740	549,075,698

21                      Invesco Global Opportunities Fund

			Summary of Share Activity

	Year ended October 31, 2020(a)		One month ended October 31, 2019		Year ended September 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:

Class A	3,133,432	$186,313,864	-	$-	5,232,780	$283,773,684

Class C	645,674	32,638,825	-	-	1,628,745	76,469,589

Class R	260,276	14,710,790	-	-	399,943	20,737,042

Class Y	1,884,458	114,160,465	-	-	3,517,773	193,688,586

Class R6	1,286,607	78,585,952	-	-	1,913,847	106,027,116

Automatic conversion of Class C shares to Class A shares:

Class A	420,017	25,839,357	-	-	-	-

Class C	(495,251)	(25,839,357)	-	-	-	-

Reacquired:

Class A	(12,799,564)	(752,861,332)	(1,353,782)	(76,940,811)	(15,873,831)	(928,165,271)

Class C	(3,064,705)	(150,535,880)	(379,879)	(18,508,538)	(8,377,888)	(425,538,926)

Class R	(1,283,676)	(73,131,021)	(119,113)	(6,464,952)	(1,176,633)	(66,304,782)

Class Y	(18,407,715)	(1,068,009,436)	(2,078,135)	(119,820,339)	(25,430,630)	(1,512,100,278)

Class R6	(6,941,434)	(421,821,725)	(857,941)	(49,728,352)	(7,330,503)	(432,682,576)

Net increase (decrease) in share activity	(14,826,991)	$(804,441,323)	(3,032,088)	$(170,884,762)	(4,367,664)	$(242,374,829)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 34% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date after the close of business on May 24, 2019.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

22                      Invesco Global Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco Global Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Opportunities Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statement of Changes in Net Assets	Financial Highlights
For the year ended October 31, 2020, the period October 1, 2019 through October 31, 2019 and the year ended September 30, 2019.

For the year ended October 31, 2020, the period October 1, 2019 through October 31, 2019 and the year ended September 30, 2019 for Class A, Class C, Class R, Class Y and Class R6.

For the year ended October 31, 2020, the period October 1, 2019 through October 31, 2019 and the period May 24, 2019 (inception of offering) through September 30, 2019 for Class R5.

The financial statements of Invesco Global Opportunities Fund (formerly Oppenheimer Global Opportunities Fund) as of and for the year ended September 30, 2018 and the financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

23                      Invesco Global Opportunities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,268.70	$6.33	$1,019.56	$5.63	1.11%
Class C	1,000.00	1,263.70	10.64	1,015.74	9.48	1.87
Class R	1,000.00	1,267.20	7.81	1,018.25	6.95	1.37
Class Y	1,000.00	1,270.20	4.96	1,020.76	4.42	0.87
Class R5	1,000.00	1,271.60	4.00	1,021.62	3.56	0.70
Class R6	1,000.00	1,271.30	4.00	1,021.62	3.56	0.70

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

24                      Invesco Global Opportunities Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Opportunities Fund’s (formerly, Invesco Oppenheimer Global Opportunities Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’

parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the

Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the MSCI All Country World Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Board considered that the Fund was created in connection with the Transaction and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any

25                      Invesco Global Opportunities Fund

applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

26                      Invesco Global Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$458,209,595
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27                      Invesco Global Opportunities Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                      Invesco Global Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                      Invesco Global Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2001	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                      Invesco Global Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                      Invesco Global Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg –1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                      Invesco Global Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6                      Invesco Global Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

Office of the Fund

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, GA 30309

Counsel to the Independent Trustees

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Transfer Agent

Invesco Investment Services, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Auditors

PricewaterhouseCoopers LLP

1000 Louisiana Street, Suite 5800

Houston, TX 77002-5678

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110-2801

T-7                      Invesco Global Opportunities Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-06463 and 033-44611	Invesco Distributors, Inc.	O-GLOPP-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco MSCI World SRI Index Fund Effective June 29, 2020, Invesco Global Responsibility Equity Fund was renamed Invesco MSCI World SRI Index Fund.

Nasdaq:
A: VSQAX ∎ C: VSQCX ∎ R: VSQRX ∎ Y: VSQYX ∎ R5: VSQFX ∎ R6: VSQSX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

    Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

    In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

    As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco MSCI World SRI Index Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus. ∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

     I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco MSCI World SRI Index Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco MSCI World SRI Index Fund (the Fund), at net asset value (NAV), underperformed the MSCI World SRI Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.89%
Class C Shares	0.21
Class R Shares	0.74
Class Y Shares	1.11
Class R5 Shares	1.20
Class R6 Shares	1.20
MSCI World SRI Index▼*	8.90
MSCI World Index▼*	4.36
Custom Invesco MSCI World SRI Index∎*	4.31
Lipper Global Multi-Cap Core Funds Index ◆	3.61
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

* Effective June 29, 2020, the Fund changed its benchmark index from the MSCI World Index to the MSCI World SRI Index and added the Custom Invesco MSCI World SRI Index as an additional benchmark. These changes were in connection with repositioning the Fund to an index-based strategy that seeks to track the performance (before fees and expenses) of the MSCI World SRI Index.

Market conditions and your Fund

At the start of the fiscal year, macroeconomic and geopolitical issues mostly abated providing a favorable backdrop for global equity returns. Central banks maintained accommodative policies and better economic data and signs of progress in US and China trade talks also supported global equities.

    Global equity markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the fiscal year, economic growth began to slow. This coincided with a resurgence in global infections with record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Global equity markets ended the fiscal year mixed, with emerging markets faring better than developed markets.

    The Fund transitioned from an actively managed, quantitative multi-factor strategy to an index-based strategy on June 29, 2020. Prior to that date, the Fund used a proprietary multi-factor model that evaluated fundamental and behavioral factors to forecast individual security returns and risks, while investing in companies that met certain environmental and social standards. The multi-factor model was based on three factors: Quality, Value and Momentum (Earnings and Price) and ranked these securities based on their attractiveness relative to industry peers. After receiving approval by the Fund’s

Board of Trustees, the Fund instituted a strategy change to seek to track the performance of the MSCI World SRI Index.

    Our quantitative multi-factor model was challenged in the period prior to June 29, 2020, particularly as world economies shut down in the face of the COVID-19 pandemic and the subsequent recovery brought on by massive fiscal stimulus. The drawdown in March was particularly felt by value and small cap stocks as investors appeared to associate these attributes with financial distress. Instead, investors gravitated to the safety of mega- and large-cap technology, health care and consumer staples companies. When world governments and their central banks responded to the economic collapse by flooding the markets with liquidity, small-cap stocks outperformed, but value stocks continued to lag their growth counterparts.

    From the context of our multi-factor model, there was significant divergence in factor efficacy. Earnings Momentum was positive during the first eight months of the fiscal year as consistency and stability of earnings were rewarded, particularly when economic growth collapsed. Quality and Price Momentum signals showed interim strength, but were largely ineffective in generating excess returns. Value factors were the largest detractor in relative returns as investors appeared to shun those companies with strong current cashflow and earnings generation in favor of those companies that offered resilience in the face of the pandemic. Exposure to smaller capitalization companies also hampered relative returns, but this was offset by positive exposures to select industries and countries.

    Following the transition to a passively managed strategy that seeks to track the performance of the MSCI World SRI Index, the Fund performed inline with its new benchmark. In conjunction with the Fund’s strategy change, the portfolio management team is now comprised of Su-Jin Fabian, Nils Huter, Robert Nakouzi, Daniel Tsai and Ahmadreza Vafaeimehr. For the period June 29, 2020 through the end of the fiscal year, the largest contributors to returns were stocks in the consumer discretionary, industrials and materials sectors. These sectors benefited from a gradual reopening of world economies and subsequent advance in economic growth. Energy companies continued to lag during this period while, in the aggregate, the health care and real estate sectors also posted negative returns. From a country/regional perspective, the Fund benefited from a large exposure to North America, the US in particular, and Japan during this period. As of the end of the fiscal year, approximately 20% of the Fund’s holdings were in Western Europe which in the aggregate declined modestly.

    Please note, the Fund’s strategy is principally implemented through equity investments, but we may also use index futures contracts, a derivative instrument, to gain exposure to the equity markets. During the

4	Invesco MSCI World SRI Index Fund

fiscal year, the Fund invested in MSCI World Index futures contracts, which generated a positive return. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in the Invesco MSCI World SRI Index Fund.

Portfolio manager(s):

Su-Jin Fabian

Nils Huter

Robert Nakouzi

Daniel Tsai

Ahmadreza Vafaeimehr

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco MSCI World SRI Index Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 7/1/16

1	Source: RIMES Technologies Corp.
2	Source: Invesco, RIMES Technologies Corp.
3	Source: Lipper Inc.

*Effective June 29, 2020, the Fund changed its benchmark index from the MSCI World Index to the MSCI World SRI Index and also added the Custom Invesco MSCI World SRI Index. These changes were in connection with repositioning the Fund to an index-based strategy that seeks to track the performance (before fees and expenses) of the MSCI World SRI Index.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco MSCI World SRI Index Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges
Class A Shares
Inception (7/1/16)	4.12%
1 Year	-4.66
Class C Shares
Inception (7/1/16)	4.70%
1 Year	-0.78
Class R Shares
Inception (7/1/16)	5.21%
1 Year	0.74
Class Y Shares
Inception (7/1/16)	5.73%
1 Year	1.11
Class R5 Shares
Inception (7/1/16)	5.73%
1 Year	1.20
Class R6 Shares
Inception (7/1/16)	5.73%
1 Year	1.20

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco MSCI World SRI Index Fund

Invesco MSCI World SRI Index Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI World SRI Index (Net) is an unmanaged index comprised of developed countries’ large- and mid-cap stocks with high ESG ratings as determined by MSCI ESG Research. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI World IndexSM (Net) is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Custom Invesco MSCI World SRI Index is comprised of the MSCI World Index through June 30, 2020, and the MSCI World SRI Index thereafter.
∎	The Lipper Global Multi-Cap Core Funds Index is an unmanaged index considered representative of global multi-cap core funds tracked by Lipper.
∎	Prior to June 29, 2020, the Fund was not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund prior to June 29, 2020 may have deviated significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8	Invesco MSCI World SRI Index Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	21.00%
Health Care	13.91
Consumer Discretionary	12.49
Financials	11.79
Industrials	11.11
Consumer Staples	9.74
Materials	5.20
Communication Services	4.31
Real Estate	3.33
Utilities	2.87
Energy	2.29
Money Market Funds Plus Other Assets Less Liabilities	1.96

Top 10 Equity Holdings*

		% of total net assets
1.	Microsoft Corp.	12.06%
2.	Procter & Gamble Co. (The)	2.80
3.	NVIDIA Corp.	2.55
4.	Tesla, Inc.	2.38
5.	Home Depot, Inc. (The)	2.37
6.	Roche Holding AG	1.86
7.	Walt Disney Co. (The)	1.81
8.	salesforce.com, inc.	1.72
9.	PepsiCo, Inc.	1.52
10.	ASML Holding N.V.	1.28

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

9	Invesco MSCI World SRI Index Fund

Schedule of Investments

October 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests-98.03%
Australia-2.10%
APA Group	849	$6,287

ASX Ltd.	141	7,921

Aurizon Holdings Ltd.	1,285	3,420

BlueScope Steel Ltd.	545	5,646

Brambles Ltd.	1,106	7,483

Cochlear Ltd.	46	6,891

Coles Group Ltd.	954	11,933

Dexus	805	4,887

Evolution Mining Ltd.	1,133	4,439

Goodman Group	1,199	15,553

GPT Group (The)	1,406	3,999

Insurance Australia Group Ltd.	1,610	5,427

Lendlease Corp. Ltd.	495	4,175

Macquarie Group Ltd.	255	22,807

Mirvac Group	2,727	4,061

Newcrest Mining Ltd.	580	11,975

Ramsay Health Care Ltd.	123	5,413

SEEK Ltd.	284	4,294

Stockland	1,744	4,740

Sydney Airport	1,102	4,235

Transurban Group(a)	2,053	19,518

Woodside Petroleum Ltd.	674	8,348

		173,452

Austria-0.09%
Erste Group Bank AG(a)	203	4,173

OMV AG	123	2,839

		7,012

Belgium-0.18%
KBC Group N.V.	189	9,350

Umicore S.A.	141	5,429

		14,779

Canada-3.31%
Agnico Eagle Mines Ltd.	160	12,666

Bank of Montreal	467	27,807

Bank of Nova Scotia (The)	832	34,565

Canadian National Railway Co.	489	48,577

Canadian Tire Corp. Ltd., Class A	47	5,249

Cenovus Energy, Inc.	889	2,909

CGI, Inc., Class A(a)	198	12,286

Fortis, Inc.	321	12,680

Franco-Nevada Corp.	129	17,582

Intact Financial Corp.	119	12,292

Magna International, Inc.	235	12,000

Manulife Financial Corp.	1,491	20,211

Metro, Inc.	148	6,904

Open Text Corp.	250	9,185

Ritchie Bros. Auctioneers, Inc.	103	6,244

Rogers Communications, Inc., Class B	252	10,237

Suncor Energy, Inc.	1,126	12,703

Teck Resources Ltd., Class B	397	5,218

WSP Global, Inc.	68	4,301

		273,616

	Shares	Value

China-0.08%
BOC Hong Kong Holdings Ltd.	2,500	$6,937

Denmark-1.91%
Coloplast A/S, Class B	85	12,411

GN Store Nord A/S	88	6,338

Novo Nordisk A/S, Class B	1,194	76,358

Novozymes A/S	148	8,905

Orsted A/S(b)	141	22,400

Pandora A/S	85	6,739

Vestas Wind Systems A/S	145	24,786

		157,937

Finland-0.47%
Elisa OYJ	86	4,232

Neste OYJ	307	16,036

Orion OYJ, Class B	101	4,324

UPM-Kymmene OYJ	347	9,813

Wartsila OYJ Abp	507	4,030

		38,435

France-3.26%
Accor S.A.(a)	152	3,900

Amundi S.A.(a)(b)	52	3,414

AXA S.A.	1,445	23,344

Carrefour S.A.	431	6,718

Cie Generale des Etablissements Michelin S.C.A.	124	13,387

Danone S.A.	459	25,370

Gecina S.A.	33	4,107

Getlink SE(a)	314	4,224

L’Oreal S.A.	178	57,647

Orange S.A.	1,462	16,427

Schneider Electric SE	378	45,939

SEB S.A.	27	4,390

TOTAL SE	1,671	50,603

Unibail-Rodamco-Westfield	102	4,146

Valeo S.A.	190	5,762

		269,378

Germany-3.92%
adidas AG(a)	136	40,411

Allianz SE	297	52,279

Beiersdorf AG	70	7,330

Deutsche Boerse AG	141	20,754

Henkel AG & Co. KGaA, Preference Shares	178	17,372

Merck KGaA	87	12,884

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	97	22,701

SAP SE	727	77,479

Sartorius AG, Preference Shares	25	10,575

Siemens AG	525	61,541

		323,326

Hong Kong-0.70%

Hang Seng Bank Ltd.	600	9,230

Hong Kong Exchanges & Clearing Ltd.	900	43,168

MTR Corp. Ltd.	1,000	4,960

		57,358

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco MSCI World SRI Index Fund

	Shares	Value

Ireland-0.41%
CRH PLC	598	$20,997

Kerry Group PLC, Class A	110	13,161

		34,158

Italy-0.23%
Intesa Sanpaolo S.p.A.(a)	11,284	18,720

Japan-8.56%
Aeon Co. Ltd.	500	12,787

Ajinomoto Co., Inc.	400	8,030

Asahi Kasei Corp.	900	7,816

Astellas Pharma, Inc.	1,400	19,268

Daifuku Co. Ltd.	100	10,301

Dai-ichi Life Holdings, Inc.	800	11,918

Daiichi Sankyo Co. Ltd.	1,200	31,600

Daikin Industries Ltd.	177	33,138

Daiwa House Industry Co. Ltd.	400	10,537

Denso Corp.	300	13,987

Eisai Co. Ltd.	200	15,558

Fujitsu Ltd.	100	11,628

Hankyu Hanshin Holdings, Inc.	100	3,061

Honda Motor Co. Ltd.	1,200	28,296

Kansai Paint Co. Ltd.	200	5,176

Kao Corp.	300	21,329

KDDI Corp.	1,200	32,137

Keio Corp.	100	5,815

Kikkoman Corp.	100	4,991

Kobe Bussan Co. Ltd.	200	5,596

Komatsu Ltd.	600	13,467

Mitsui Chemicals, Inc.	200	5,144

Miura Co. Ltd.	100	4,701

MS&AD Insurance Group Holdings, Inc.	300	8,271

Murata Manufacturing Co. Ltd.	400	27,745

Nintendo Co. Ltd.	74	40,408

Nippon Express Co. Ltd.	100	5,589

Nippon Paint Holdings Co. Ltd.	100	9,012

Nitto Denko Corp.	100	7,018

Nomura Real Estate Master Fund, Inc.	3	3,579

Nomura Research Institute Ltd.	300	8,829

NTT DOCOMO, Inc.	800	30,197

Odakyu Electric Railway Co. Ltd.	200	4,834

Omron Corp.	100	7,209

Osaka Gas Co. Ltd.	200	3,774

Panasonic Corp.	1,600	14,800

Rakuten, Inc.	600	5,846

Resona Holdings, Inc.	1,500	4,933

Sekisui Chemical Co. Ltd.	300	4,685

Sekisui House Ltd.	600	9,949

SG Holdings Co. Ltd.	200	4,823

Shimizu Corp.	500	3,460

Shionogi & Co. Ltd.	200	9,442

Sompo Holdings, Inc.	200	7,482

Sony Corp.	900	75,012

Sumitomo Chemical Co. Ltd.	1,400	4,589

Sumitomo Metal Mining Co. Ltd.	100	3,109

Sumitomo Mitsui Trust Holdings, Inc.	200	5,352

Suntory Beverage & Food Ltd.	100	3,457

Sysmex Corp.	100	9,411

Toho Gas Co. Ltd.	100	5,167

	Shares	Value

Japan-(continued)
Tokyo Electron Ltd.	100	$26,802

Tokyo Gas Co. Ltd.	300	6,774

Tokyu Corp.	300	3,567

Toray Industries, Inc.	900	4,083

West Japan Railway Co.	100	4,296

Yamaha Corp.	100	4,737

Yaskawa Electric Corp.	200	7,783

Yokogawa Electric Corp.	300	4,411

		706,716

Netherlands-1.95%
Akzo Nobel N.V.	144	13,875

ASML Holding N.V.	291	105,794

Koninklijke DSM N.V.	125	20,016

Koninklijke Vopak N.V.	76	3,951

Wolters Kluwer N.V.	213	17,265

		160,901

New Zealand-0.23%
Auckland International Airport Ltd.(a)	1,011	4,682

Fisher & Paykel Healthcare Corp. Ltd.	417	9,646

Meridian Energy Ltd.	1,313	4,600

		18,928

Norway-0.34%
Equinor ASA	694	8,903

Mowi ASA	283	4,472

Orkla ASA	740	6,987

Telenor ASA	492	7,594

		27,956

Portugal-0.18%
EDP - Energias de Portugal S.A.	1,780	8,761

Galp Energia SGPS S.A.	345	2,798

Jeronimo Martins SGPS S.A.	233	3,699

		15,258

Singapore-0.33%
CapitaLand Ltd.	2,000	3,770

DBS Group Holdings Ltd.	1,300	19,364

Singapore Exchange Ltd.	700	4,445

		27,579

Spain-0.58%
Banco Bilbao Vizcaya Argentaria S.A.	5,064	14,581

Industria de Diseno Textil S.A.(a)	818	20,241

Red Electrica Corp. S.A.	322	5,674

Repsol S.A.	1,117	6,969

		47,465

Sweden-0.73%
Boliden AB	242	6,618

Essity AB, Class B	489	14,164

ICA Gruppen AB	87	4,118

Skandinaviska Enskilda Banken AB, Class A(a)	1,158	9,952

Svenska Cellulosa AB S.C.A., Class B(a)	423	5,742

Svenska Handelsbanken AB, Class A(a)	1,089	8,830

Tele2 AB, Class B	329	3,899

Telia Co. AB	1,832	7,027

		60,350

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco MSCI World SRI Index Fund

	Shares	Value

Switzerland-3.33%
Alcon, Inc.(a)	366	$20,757

Coca-Cola HBC AG(a)	164	3,730

Givaudan S.A.	6	24,421

Kuehne + Nagel International AG	37	7,391

Lonza Group AG	51	30,845

Roche Holding AG	479	153,767

Sonova Holding AG(a)	38	8,995

Swiss Re AG	217	15,565

Swisscom AG	18	9,148

		274,619

United Kingdom-3.87%
Associated British Foods PLC	234	5,149

Barratt Developments PLC(a)	695	4,336

Berkeley Group Holdings PLC	79	4,149

Burberry Group PLC	280	4,921

Coca-Cola European Partners PLC	143	5,107

Compass Group PLC	1,320	18,056

Croda International PLC	84	6,568

DCC PLC	66	4,297

InterContinental Hotels Group PLC(a)	122	6,175

J Sainsbury PLC	1,618	4,227

JD Sports Fashion PLC	523	5,011

Johnson Matthey PLC	161	4,486

Kingfisher PLC(a)	1,562	5,813

Liberty Global PLC, Class C(a)	418	7,800

Linde PLC	363	79,984

Mondi PLC	307	5,823

National Grid PLC	2,391	28,459

RELX PLC	1,431	28,324

Schroders PLC	112	3,795

Segro PLC	825	9,644

SSE PLC	745	12,116

Taylor Wimpey PLC(a)	2,441	3,338

Unilever PLC	798	45,502

Whitbread PLC(a)	156	4,342

WM Morrison Supermarkets PLC	1,748	3,690

WPP PLC	1,046	8,375

		319,487

United States-61.27%
ABIOMED, Inc.(a)	33	8,312

Accenture PLC, Class A	436	94,573

Agilent Technologies, Inc.	229	23,379

Allegion PLC	65	6,403

Ally Financial, Inc.	283	7,550

American Express Co.	490	44,708

American Tower Corp.	303	69,584

AmerisourceBergen Corp.	122	11,721

Amgen, Inc.	407	88,295

Aptiv PLC(a)	201	19,394

Axalta Coating Systems Ltd.(a)	190	4,771

Baker Hughes Co., Class A	489	7,223

Ball Corp.	242	21,538

Bank of New York Mellon Corp. (The)	593	20,375

Becton, Dickinson and Co.	203	46,919

Best Buy Co., Inc.	174	19,410

Biogen, Inc.(a)	111	27,980

BlackRock, Inc.	108	64,715

	Shares	Value

United States-(continued)
BorgWarner, Inc.	146	$5,107

Boston Properties, Inc.	106	7,675

Bunge Ltd.	100	5,673

C.H. Robinson Worldwide, Inc.	102	9,020

Cable One, Inc.	3	5,196

Campbell Soup Co.	140	6,534

Cardinal Health, Inc.	230	10,532

Caterpillar, Inc.	370	58,108

CBRE Group, Inc., Class A(a)	246	12,398

Centene Corp.(a)	397	23,463

CenterPoint Energy, Inc.	377	7,966

Cerner Corp.	222	15,560

Charles Schwab Corp. (The)	936	38,479

Chubb Ltd.	309	40,142

Cigna Corp.	252	42,076

Clorox Co. (The)	90	18,653

CME Group, Inc., Class A	253	38,132

CMS Energy Corp.	209	13,236

Colgate-Palmolive Co.	553	43,626

Comerica, Inc.	107	4,870

ConocoPhillips	728	20,835

Consolidated Edison, Inc.	250	19,623

CSX Corp.	549	43,338

Cummins, Inc.	109	23,968

DaVita, Inc.(a)	71	6,124

Deere & Co.	211	47,667

DENTSPLY SIRONA, Inc.	158	7,456

Ecolab, Inc.	173	31,761

Edwards Lifesciences Corp.(a)	425	30,468

Electronic Arts, Inc.(a)	199	23,846

Equinix, Inc.	63	46,068

Eversource Energy	245	21,381

Expeditors International of Washington, Inc.	125	11,046

FactSet Research Systems, Inc.	28	8,582

Fastenal Co.	422	18,243

Ferguson PLC	171	17,159

Fortune Brands Home & Security, Inc.	97	7,844

Franklin Resources, Inc.	221	4,144

General Mills, Inc.	449	26,545

Gilead Sciences, Inc.	887	51,579

Hasbro, Inc.	95	7,858

HCA Healthcare, Inc.	202	25,036

Healthpeak Properties, Inc.	366	9,871

Henry Schein, Inc.(a)	98	6,231

Hess Corp.	203	7,556

Hologic, Inc.(a)	185	12,732

Home Depot, Inc. (The)	733	195,498

Humana, Inc.	90	35,935

IDEX Corp.	55	9,371

IDEXX Laboratories, Inc.(a)	63	26,764

IHS Markit Ltd.	282	22,805

Illinois Tool Works, Inc.	226	44,269

International Flavors & Fragrances, Inc.	63	6,468

Iron Mountain, Inc.	203	5,290

Jazz Pharmaceuticals PLC(a)	37	5,332

Johnson Controls International PLC	530	22,371

Kansas City Southern	70	12,330

Kellogg Co.	184	11,572

KeyCorp	728	9,449

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco MSCI World SRI Index Fund

	Shares	Value

United States-(continued)
Kimberly-Clark Corp.	233	$30,893

Lowe’s Cos., Inc.	523	82,686

lululemon athletica, inc.(a)	85	27,140

M&T Bank Corp.	97	10,047

Marsh & McLennan Cos., Inc.	348	36,004

Mettler-Toledo International, Inc.(a)	18	17,962

Microsoft Corp.	4,916	995,343

Mohawk Industries, Inc.(a)	44	4,540

Moody’s Corp.	116	30,496

Mosaic Co. (The)	335	6,198

National Oilwell Varco, Inc.	335	2,814

Newmont Corp.	592	37,201

Nielsen Holdings PLC	290	3,918

NIKE, Inc., Class B	858	103,029

NiSource, Inc.	276	6,340

Norfolk Southern Corp.	181	37,851

Northern Trust Corp.	147	11,506

NVIDIA Corp.	420	210,571

ONEOK, Inc.	329	9,541

Owens Corning	83	5,434

People’s United Financial, Inc.	361	3,852

PepsiCo, Inc.	944	125,826

Phillips 66	327	15,258

Pioneer Natural Resources Co.	122	9,706

PNC Financial Services Group, Inc. (The)	309	34,571

Principal Financial Group, Inc.	197	7,726

Procter & Gamble Co. (The)	1,686	231,151

Prologis, Inc.	507	50,294

Prudential Financial, Inc.	295	18,886

Quest Diagnostics, Inc.	94	11,481

Regions Financial Corp.	721	9,589

ResMed, Inc.	106	20,346

Robert Half International, Inc.	82	4,157

Rockwell Automation, Inc.	85	20,155

Roper Technologies, Inc.	71	26,365

salesforce.com, inc.(a)	610	141,685

Sempra Energy	198	24,821

State Street Corp.	266	15,667

Steel Dynamics, Inc.	155	4,879

	Shares	Value

United States-(continued)
STERIS PLC	59	$10,454

SVB Financial Group(a)	38	11,047

T. Rowe Price Group, Inc.	156	19,759

Teladoc Health, Inc.(a)	52	10,216

Teledyne Technologies, Inc.(a)	27	8,347

Tesla, Inc.(a)	506	196,348

Tiffany & Co.	77	10,075

Tractor Supply Co.	83	11,056

Trane Technologies PLC	178	23,629

Travelers Cos., Inc. (The)	190	22,935

UGI Corp.	154	4,980

Vail Resorts, Inc.	30	6,961

Varian Medical Systems, Inc.(a)	64	11,059

Vertex Pharmaceuticals, Inc.(a)	188	39,172

VF Corp.	247	16,598

W.W. Grainger, Inc.	33	11,551

Walt Disney Co. (The)	1,233	149,501

Waters Corp.(a)	45	10,027

WEC Energy Group, Inc.	213	21,417

West Pharmaceutical Services, Inc.	51	13,876

Xylem, Inc.	134	11,677

Zoetis, Inc.	336	53,273

		5,057,598

Total Common Stocks & Other Equity Interests (Cost $7,493,958)		8,091,965

Money Market Funds-1.66%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(c)(d)	47,899	47,900

Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(c)(d)	34,464	34,477

Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	54,743	54,743

Total Money Market Funds (Cost $137,120)		137,120

TOTAL INVESTMENTS IN SECURITIES-99.69% (Cost $7,631,078)		8,229,085

OTHER ASSETS LESS LIABILITIES-0.31%		25,216

NET ASSETS-100.00%		$8,254,301

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $25,814, which represented less than 1% of the Fund’s Net Assets.

(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$35,294	$886,093	$(873,487)	$-	$-	$47,900	$356
Invesco Liquid Assets Portfolio, Institutional Class	25,232	633,617	(624,405)	(3)	36	34,477	456
Invesco Treasury Portfolio, Institutional Class	40,335	1,012,679	(998,271)	-	-	54,743	392
Total	$100,861	$2,532,389	$(2,496,163)	$(3)	$36	$137,120	$1,204

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco MSCI World SRI Index Fund

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Equity Risk
MSCI World Index	2	December-2020	$136,500	$(1,263)	$(1,263)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco MSCI World SRI Index Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in securities, at value (Cost $7,493,958)	$8,091,965

Investments in affiliated money market funds, at value (Cost $137,120)	137,120

Other investments:
Variation margin receivable – futures contracts	15,288

Receivable for:
Investments sold	20,343

Fund shares sold	7,292

Dividends	20,340

Investment for trustee deferred compensation and retirement plans	11,391

Other assets	47,653

Total assets	8,351,392

Liabilities:
Payable for:
Fund shares reacquired	12,509

Amount due custodian - foreign currency, at value (Cost $298)	298

Accrued fees to affiliates	14,244

Accrued trustees’ and officers’ fees and benefits	2,417

Accrued other operating expenses	56,232

Trustee deferred compensation and retirement plans	11,391

Total liabilities	97,091

Net assets applicable to shares outstanding	$8,254,301

Net assets consist of:
Shares of beneficial interest	$8,429,772

Distributable earnings (loss)	(175,471)

$8,254,301

Net Assets:
Class A	$922,086

Class C	$157,988

Class R	$324,720

Class Y	$485,133

Class R5	$22,304

Class R6	$6,342,070

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	78,268

Class C	13,542

Class R	27,666

Class Y	40,998

Class R5	1,885

Class R6	535,959

Class A:

Net asset value per share	$11.78

Maximum offering price per share (Net asset value of $11.78 ÷ 94.50%)	$12.47

Class C:
Net asset value and offering price per share	$11.67

Class R:
Net asset value and offering price per share	$11.74

Class Y:
Net asset value and offering price per share	$11.83

Class R5:
Net asset value and offering price per share	$11.83

Class R6:
Net asset value and offering price per share	$11.83

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco MSCI World SRI Index Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $9,869)	$186,396

Dividends from affiliated money market funds	1,204

Total investment income	187,600

Expenses:
Advisory fees	40,413

Administrative services fees	1,161

Custodian fees	4,115

Distribution fees:
Class A	3,236

Class C	2,019

Class R	908

Transfer agent fees – A, C, R and Y	6,625

Transfer agent fees – R5	17

Transfer agent fees – R6	2,401

Trustees’ and officers’ fees and benefits	19,869

Registration and filing fees	68,030

Licensing fees	1,210

Reports to shareholders	14,589

Professional services fees	49,702

Taxes	42

Other	13,705

Total expenses	228,042

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(182,925)

Net expenses	45,117

Net investment income	142,483

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(294,730)

Foreign currencies	3,852

Futures contracts	15,911

(274,967)

Change in net unrealized appreciation (depreciation) of:
Investment securities	151,311

Foreign currencies	439

Futures contracts	(1,263)

150,487

Net realized and unrealized gain (loss)	(124,480)

Net increase in net assets resulting from operations	$18,003

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco MSCI World SRI Index Fund

Statement of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$142,483	$144,906

Net realized gain (loss)	(274,967)	(593,308)

Change in net unrealized appreciation	150,487	759,146

Net increase in net assets resulting from operations	18,003	310,744

Distributions to shareholders from distributable earnings:
Class A	(27,376)	(31,300)

Class C	(2,218)	(1,884)

Class R	(492)	(685)

Class Y	(9,965)	(11,925)

Class R5	(389)	(508)

Class R6	(118,725)	(178,903)

Total distributions from distributable earnings	(159,165)	(225,205)

Share transactions-net:
Class A	(411,764)	78,189

Class C	(78,067)	72,486

Class R	273,845	3,239

Class Y	(54,620)	69,956

Class R5	1,201	1,723

Class R6	(18,698)	(551,637)

Net increase (decrease) in net assets resulting from share transactions	(288,103)	(326,044)

Net increase (decrease) in net assets	(429,265)	(240,505)

Net assets:
Beginning of year	8,683,566	8,924,071

End of year	$8,254,301	$8,683,566

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco MSCI World SRI Index Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/20	$11.86	$0.17	$(0.06)	$0.11	$(0.19)	$–	$(0.19)	$11.78	0.89%	$922	0.70	%(d)	3.03	%(d)	1.48	%(d)	118%
Year ended 10/31/19	11.76	0.17	0.21	0.38	(0.18)	(0.10)	(0.28)	11.86	3.48	1,483	0.85		3.58		1.51		116
Year ended 10/31/18	12.91	0.17	(0.85)	(0.68)	(0.09)	(0.38)	(0.47)	11.76	(5.55)	1,387	0.84		3.94		1.33		89
Year ended 10/31/17	10.45	0.14	2.39	2.53	(0.06)	(0.01)	(0.07)	12.91	24.36	531	0.84		9.90		1.16		69
Period ended 10/31/16(e)	10.17	0.04	0.24	0.28	–	–	–	10.45	2.75	46	0.84	(f)	31.57	(f)	1.13	(f)	18
Class C
Year ended 10/31/20	11.75	0.08	(0.05)	0.03	(0.11)	–	(0.11)	11.67	0.21	158	1.45	(d)	3.78	(d)	0.73	(d)	118
Year ended 10/31/19	11.63	0.09	0.20	0.29	(0.07)	(0.10)	(0.17)	11.75	2.66	243	1.60		4.33		0.76		116
Year ended 10/31/18	12.83	0.07	(0.84)	(0.77)	(0.05)	(0.38)	(0.43)	11.63	(6.27)	166	1.59		4.69		0.58		89
Year ended 10/31/17	10.42	0.05	2.39	2.44	(0.02)	(0.01)	(0.03)	12.83	23.49	124	1.59		10.65		0.41		69
Period ended 10/31/16(e)	10.17	0.01	0.24	0.25	–	–	–	10.42	2.46	10	1.59	(f)	32.32	(f)	0.38	(f)	18
Class R
Year ended 10/31/20	11.81	0.15	(0.06)	0.09	(0.16)	–	(0.16)	11.74	0.74	325	0.95	(d)	3.28	(d)	1.23	(d)	118
Year ended 10/31/19	11.71	0.15	0.20	0.35	(0.15)	(0.10)	(0.25)	11.81	3.17	35	1.10		3.83		1.26		116
Year ended 10/31/18	12.88	0.14	(0.85)	(0.71)	(0.08)	(0.38)	(0.46)	11.71	(5.82)	32	1.09		4.19		1.08		89
Year ended 10/31/17	10.44	0.11	2.39	2.50	(0.05)	(0.01)	(0.06)	12.88	24.04	13	1.09		10.15		0.91		69
Period ended 10/31/16(e)	10.17	0.03	0.24	0.27	–	–	–	10.44	2.65	10	1.09	(f)	31.82	(f)	0.88	(f)	18
Class Y
Year ended 10/31/20	11.91	0.20	(0.06)	0.14	(0.22)	–	(0.22)	11.83	1.11	485	0.45	(d)	2.78	(d)	1.73	(d)	118
Year ended 10/31/19	11.80	0.20	0.22	0.42	(0.21)	(0.10)	(0.31)	11.91	3.80	522	0.60		3.33		1.76		116
Year ended 10/31/18	12.94	0.20	(0.86)	(0.66)	(0.10)	(0.38)	(0.48)	11.80	(5.39)	446	0.59		3.69		1.58		89
Year ended 10/31/17	10.46	0.17	2.39	2.56	(0.07)	(0.01)	(0.08)	12.94	24.67	189	0.59		9.65		1.41		69
Period ended 10/31/16(e)	10.17	0.05	0.24	0.29	–	–	–	10.46	2.85	42	0.59	(f)	31.32	(f)	1.38	(f)	18
Class R5
Year ended 10/31/20	11.90	0.20	(0.05)	0.15	(0.22)	–	(0.22)	11.83	1.20	22	0.45	(d)	2.56	(d)	1.73	(d)	118
Year ended 10/31/19	11.80	0.20	0.21	0.41	(0.21)	(0.10)	(0.31)	11.90	3.71	21	0.60		2.95		1.76		116
Year ended 10/31/18	12.94	0.20	(0.86)	(0.66)	(0.10)	(0.38)	(0.48)	11.80	(5.39)	19	0.59		3.47		1.58		89
Year ended 10/31/17	10.46	0.17	2.39	2.56	(0.07)	(0.01)	(0.08)	12.94	24.67	21	0.59		9.28		1.41		69
Period ended 10/31/16(e)	10.17	0.05	0.24	0.29	–	–	–	10.46	2.85	10	0.59	(f)	29.53	(f)	1.38	(f)	18
Class R6
Year ended 10/31/20	11.90	0.20	(0.05)	0.15	(0.22)	–	(0.22)	11.83	1.20	6,342	0.45	(d)	2.51	(d)	1.73	(d)	118
Year ended 10/31/19	11.80	0.20	0.21	0.41	(0.21)	(0.10)	(0.31)	11.90	3.71	6,379	0.60		2.91		1.76		116
Year ended 10/31/18	12.94	0.20	(0.86)	(0.66)	(0.10)	(0.38)	(0.48)	11.80	(5.39)	6,875	0.59		3.42		1.58		89
Year ended 10/31/17	10.46	0.17	2.39	2.56	(0.07)	(0.01)	(0.08)	12.94	24.67	4,935	0.59		9.28		1.41		69
Period ended 10/31/16(e)	10.17	0.05	0.24	0.29	–	–	–	10.46	2.85	1,353	0.59	(f)	29.53	(f)	1.38	(f)	18

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,298, $202, $182, $530, $21 and $6,358 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of July 1, 2016.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco MSCI World SRI Index Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco MSCI World SRI Index Fund, formerly Invesco Global Responsibility Equity Fund, (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is long-term growth of capital.

    The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

19	Invesco MSCI World SRI Index Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are

20	Invesco MSCI World SRI Index Fund

standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Effective June 29, 2020, under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.140%

Over $2 billion	0.120%

    Prior to June 29, 2020, the Fund accrued daily and paid monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $25 million	0.650%

Over $25 million	0.600%

    For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.47%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    Effective June 29, 2020, the Adviser has contractually agreed, through at least February 28, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.44%, 1.19%, 0.69%, 0.19%, 0.19%, and 0.19%, respectively, of average daily net assets (the “expense limits”). Prior to June 29, 2020, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.85%, 1.60%, 1.10%, 0.60%, 0.60%, and 0.60%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

    For the year ended October 31, 2020, the Adviser waived advisory fees of $40,413, reimbursed fund level expenses of $133,391 and reimbursed class level expenses of $3,888, $605, $546, $1,586, $17 and $2,401 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the

21	Invesco MSCI World SRI Index Fund

shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $0 in front-end sales commissions from the sale of Class A shares and $0 and $203 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$173,452	$–	$173,452

Austria	–	7,012	–	7,012

Belgium	–	14,779	–	14,779

Canada	273,616	–	–	273,616

China	–	6,937	–	6,937

Denmark	–	157,937	–	157,937

Finland	–	38,435	–	38,435

France	4,146	265,232	–	269,378

Germany	–	323,326	–	323,326

Hong Kong	–	57,358	–	57,358

Ireland	–	34,158	–	34,158

Italy	–	18,720	–	18,720

Japan	–	706,716	–	706,716

Netherlands	–	160,901	–	160,901

New Zealand	–	18,928	–	18,928

Norway	–	27,956	–	27,956

Portugal	–	15,258	–	15,258

Singapore	–	27,579	–	27,579

Spain	–	47,465	–	47,465

Sweden	–	60,350	–	60,350

Switzerland	–	274,619	–	274,619

United Kingdom	92,891	226,596	–	319,487

United States	5,040,439	17,159	–	5,057,598

Money Market Funds	137,120	–	–	137,120

Total Investments in Securities	5,548,212	2,680,873	–	8,229,085

Other Investments - Liabilities*

Futures Contracts	(1,263)	–	–	(1,263)

Total Investments	$5,546,949	$2,680,873	$–	$8,227,822

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

22	Invesco MSCI World SRI Index Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2020:

Value
Equity
Derivative Liabilities	Risk

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(1,263)

Derivatives not subject to master netting agreements	1,263

Total Derivative Liabilities subject to master netting agreements	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended October 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity
Risk

Realized Gain:
Futures contracts	$15,911

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(1,263)

Total	$14,648

    The table below summarizes the average notional value of derivatives held during the period.

Futures
Contracts

Average notional value	$136,220

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $78.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020	2019

Ordinary income*	$159,164	$151,909

Long-term capital gain	–	73,296

Total distributions	$159,164	$225,205

*	Includes short-term capital gain distributions, if any.

23	Invesco MSCI World SRI Index Fund

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$119,813

Net unrealized appreciation – investments	597,446

Net unrealized appreciation - foreign currencies	345

Temporary book/tax differences	(8,625)

Capital loss carryforward	(884,450)

Shares of beneficial interest	8,429,772

Total net assets	$8,254,301

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and future contracts.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of October 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$638,583	$245,867	$884,450

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $9,893,781 and $10,217,704, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$844,687

Aggregate unrealized (depreciation) of investments	(247,241)

Net unrealized appreciation of investments	$597,446

    Cost of investments for tax purposes is $7,630,376.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies and foreign currency transactions, on October 31, 2020, undistributed net investment income was increased by $13,280 and undistributed net realized gain (loss) was decreased by $13,280. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2020(a)		October 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	33,428	$398,098	45,364	$523,796

Class C	6,883	68,917	11,783	134,617

Class R	25,737	286,140	619	7,105

Class Y	18,179	197,875	7,839	90,940

Class R5	102	1,143	139	1,623

Class R6	88,565	1,017,782	54,019	617,394

Issued as reinvestment of dividends:
Class A	1,938	23,472	2,680	29,293

Class C	175	2,109	156	1,708

Class R	27	329	40	434

Class Y	710	8,620	932	10,198

Class R5	14	171	18	197

Class R6	8,164	99,114	13,799	150,958

24	Invesco MSCI World SRI Index Fund

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2020(a)		October 31, 2019
	Shares	Amount	Shares	Amount

Automatic conversion of Class C shares to Class A shares:
Class A	1,217	$14,874	168	$1,912

Class C	(1,228)	(14,874)	(169)	(1,912)

Reacquired:
Class A	(83,400)	(848,208)	(41,044)	(476,812)

Class C	(12,939)	(134,219)	(5,377)	(61,927)

Class R	(1,076)	(12,624)	(386)	(4,300)

Class Y	(21,764)	(261,115)	(2,646)	(31,182)

Class R5	(10)	(113)	(8)	(97)

Class R6	(96,623)	(1,135,594)	(114,373)	(1,319,989)

Net increase (decrease) in share activity	(31,901)	$(288,103)	(26,447)	$(326,044)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 64% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 18% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

25	Invesco MSCI World SRI Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco MSCI World SRI Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco MSCI World SRI Index Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2020 and for the period July 1, 2016 (commencement of operations) through October 31, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the four years in the period ended October 31, 2020 and for the period July 1, 2016 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

26	Invesco MSCI World SRI Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2], 3	Ending Account Value (10/31/20)	Expenses Paid During Period[2], [4]	Annualized Expense Ratio[2]
Class A	$1,000.00	$1,125.10	$2.99	$1,022.32	$2.85	0.56%
Class C	1,000.00	1,121.00	6.98	1,018.55	6.65	1.31
Class R	1,000.00	1,123.40	4.32	1,021.06	4.12	0.81
Class Y	1,000.00	1,126.70	1.66	1,023.58	1.58	0.31
Class R5	1,000.00	1,126.70	1.66	1,023.58	1.58	0.31
Class R6	1,000.00	1,126.70	1.66	1,023.58	1.58	0.31

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective June 29, 2020, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.44%, 1.19%, 0.69%, 0.19%, 0.19%, and 0.19% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 0.44%, 1.19%, 0.69%, 0.19%, 0.19%, and 0.19% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $2.35, $6.34, $3.68, $1.02. $1.02 and $1.02 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent half year are $2.24, $6.04, $3.51, $0.97, $0.97 and $0.97 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

27	Invesco MSCI World SRI Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco MSCI World SRI Index Fund’s (formerly, Invesco Global Responsibility Equity Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of Oppenheimer Funds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Deutschland GmbH currently manages assets of the Fund.

    The Board noted that the Fund only had three full years of performance history and compared the Fund’s investment performance during the past three years ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the MSCI World IndexSM. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, two and three year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, two and three year periods. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of its performance peer funds. The Board noted that the valuation and price momentum components of the Fund’s multi-factor model investment process detracted from Fund performance. The Board further noted its recent approval of changes to the Fund’s name, investment strategy and index effective June 29, 2020 in connection with the Fund’s repositioning as an index-based fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board further noted its approval of a reduction to the Fund’s contractual management fee to be effective June 29, 2020 in connection with the Fund’s repositioning. The Board noted that the term “contractual management fee” for funds in the expense group may

28	Invesco MSCI World SRI Index Fund

include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only five funds (including the Fund) in the expense group.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

    The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

29	Invesco MSCI World SRI Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	57.65%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30	Invesco MSCI World SRI Index Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco MSCI World SRI Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco MSCI World SRI Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco MSCI World SRI Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco MSCI World SRI Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco MSCI World SRI Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6	Invesco MSCI World SRI Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco MSCI World SRI Index Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-06463 and 033-44611                             Invesco Distributors, Inc.                                                                              GLRE-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco International Core Equity Fund

Nasdaq:
A: IBVAX ∎ C: IBVCX ∎ R: IIBRX ∎ Y: IBVYX ∎ Investor: IIBCX ∎ R5: IBVIX ∎ R6: IBVFX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

    Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

    In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

    As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco International Core Equity Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎  Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

     We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco International Core Equity Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco International Core Equity Fund (the Fund), at net asset value (NAV), outperformed the MSCI EAFE Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.86%
Class C Shares	0.06
Class R Shares	0.67
Class Y Shares	1.11
Investor Class Shares	0.94
Class R5 Shares	1.14
Class R6 Shares	1.14
MSCI EAFE Index▼ (Broad Market/Style-Specific Index)	-6.86
Lipper International Large-Cap Core Funds Index∎ (Peer Group Index)	-10.01

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

At the start of the fiscal year, macroeconomic and geopolitical issues mostly abated providing a favorable backdrop for global equity returns. Central banks maintained accommodative policies and better economic data and signs of progress in US and China trade talks also supported global equities.

    Global equity markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the fiscal year, economic growth began to slow. This coincided with a resurgence in global infections with record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Global equity markets ended the fiscal year mixed, with emerging markets faring better than developed markets.

    During the fiscal year, stock selection in the consumer discretionary, health care and communication services sectors contributed to the Fund’s performance relative to its broad market/style-specific benchmark, the MSCI EAFE Index. Industrials was the only sector in which the Fund experienced negative relative results, due mainly to underweight exposure to the sector throughout the fiscal year.

    The investment team believes – as part of their investment approach – that equity values know no boundary, and indeed, the fiscal year showed the team’s ability to identify opportunities in a wide range of sectors and countries. From a geographic perspective, holdings in UK, Germany and Australia were among the strongest contributors to the Fund’s performance versus the broad market/style-specific benchmark for the fiscal year. Regionally, favorable stock selection came from Asia, Europe and the Americas. As well, multiple sectors – utilities, financials, healthcare, consumer discretionary and communication services all delivered stock selection that outperformed the benchmark. Conversely, negative stock selection on a geographic basis came most notably from the Netherlands and Switzerland. On a sector basis, technology stocks disappointed in terms of stock selection, but we still outperformed in the sector overall due to our overweight allocation.

    At the company level during the fiscal year, the largest contributors to the Fund’s performance were Ansell Limited, Infineon Technologies, and MercadoLibre.

    Ansell Limited is an Australian company which manufactures protective gloves for industrial and medical purposes. This business was a somewhat obvious beneficiary of the 2020 pandemic, in which demand for medical gloves increased significantly. Crucially for us the pandemic also highlighted the need for hygiene and worker safety in industrial workplaces around the world which helped the Industrial side of the business. We have owned the stock since 2017, so this was not a pandemic adjustment for us.

    Infineon Technologies is a European semiconductor company. The company is at the forefront of new materials used in semiconductors and has strong positions in semiconductors for the automotive industry. The company benefited from a resurgence in automotive and industrial demand for semiconductors post initial lockdowns around the world. Its acquisition of US Cypress Semiconductor was initially poorly received by the market, but we participated in the capital raise to increase our holding at favorable prices as we supported the strategic rational of the deal. The team exited its position in Infineon Technologies during the fiscal year.

    MercadoLibre is a South American e-commerce platform. It is the dominant e-commerce group in most South American countries and particularly in Brazil. During the COVID-19 outbreak the company benefited from a surge in new clients using its platform which sped up the development of the company by a number of years in just a few months. We continue to be impressed by Mercado Libre’s ability to develop new businesses like their payments solutions business.

    As for detractors during the fiscal year, the largest were ING Groep, Airbus and ORIX.

    ING Groep is a Dutch financial services conglomerate. As a consequence of the pandemic, the European authorities ‘advised’ banks to stop dividends to preserve capital. The high dividend payout and the attractive dividend yield were key features of our investment case. Although the dividend omission was outside of the control of management, we did terminate our position as our thesis was no longer valid and instead recycled this into other financials.

    Airbus is a European aircraft manufacturer. The stock fell substantially in the first quarter of 2020, due to the substantial expected impact from the COVID-19 pandemic on airline travel. At the end of the fiscal year, we continued to own the stock with a long-term eye on the economic recovery once the pandemic

4	Invesco International Core Equity Fund

is behind us. We think the competitive position of Airbus has continued to improve due to the continual issues at Boeing and smart M&A by Airbus buying the regional jet business of Canada’s Bombardier.

    ORIX is a Japanese diversified financial services group. The business of Orix has its roots in insurance but the company has used the capital generated in insurance to diversify into a large number of investment businesses. During the COVID-19 crisis we worried about the durability of these diverse and sometimes leveraged investments ranging from Aircraft leasing to solar parks in Japan. We exited our position in ORIX during the fiscal year.

    As our investment philosophy indicates, the majority of our portfolio risk(s) comes from stock specific risk, not country or sector risks. At the close of the fiscal year, and relative to the broad market/style-specific benchmark, the Fund maintained overweight positions in the utilities, technology and consumer discretionary sectors. Conversely, the Fund’s most notable underweight position came from the real estate sector, where we had no exposure. Regionally, the UK remains the most notable underweight relative to the style-specific benchmark, as was the case at the beginning of the fiscal year.

    Following our mandate as a core investment for our clients’ portfolios, we continue to focus on mitigating risk and providing investors with a high-conviction investment strategy focused on bottom-up company research.

    Thank you for your investment in Invesco International Core Equity Fund.

Portfolio manager(s):

Erik Esselink

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5	Invesco International Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/10

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.
*	The Fund’s oldest share class (Investor) does not have a sales charge; therefore, the second-oldest share class with a sales charge (Class C) is also included in the chart.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco International Core Equity Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges
Class A Shares
Inception (3/28/02)	3.44%
10 Years	1.87
5 Years	1.50
1 Year	-4.68

Class C Shares
Inception (2/14/00)	2.06%
10 Years	1.83
5 Years	1.87
1 Year	-0.93

Class R Shares
Inception (11/24/03)	3.91%
10 Years	2.20
5 Years	2.40
1 Year	0.67

Class Y Shares
Inception (10/3/08)	3.24%
10 Years	2.70
5 Years	2.90
1 Year	1.11
Investor Class Shares
Inception (10/28/98)	3.27%
10 Years	2.45
5 Years	2.65
1 Year	0.94

Class R5 Shares
Inception (4/30/04)	4.17%
10 Years	2.89
5 Years	2.94
1 Year	1.14

Class R6 Shares
10 Years	2.77%
5 Years	2.94
1 Year	1.14

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class,

Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7	Invesco International Core Equity Fund

Invesco International Core Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI EAFE® Index (Net) is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper International Large-Cap Core Funds Index is an unmanaged index considered representative of international large-cap core funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8	Invesco International Core Equity Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Industrials	15.61%
Consumer Discretionary	14.30
Financials	14.15
Health Care	11.96
Information Technology	11.92
Utilities	10.94
Communication Services	7.29
Materials	7.03
Consumer Staples	6.81
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

Top 10 Equity Holdings*

		% of total net assets
1.	Prosus N.V.	4.41%
2.	Enel S.p.A.	3.78
3.	Iberdrola S.A.	3.38
4.	Sanofi	3.17
5.	Novartis AG, ADR	3.13
6.	Hitachi Ltd.	2.99
7.	AIA Group Ltd.	2.84
8.	BNP Paribas S.A.	2.84
9.	FANUC Corp.	2.67
10.	Ansell Ltd.	2.60

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

9	Invesco International Core Equity Fund

Schedule of Investments

October 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–100.00%
Argentina–1.02%
MercadoLibre, Inc.(a)	466	$565,747

Australia–8.09%
Ansell Ltd.	51,101	1,447,562

Australia & New Zealand Banking Group Ltd.	107,021	1,423,209

Rio Tinto PLC	18,418	1,043,729

Treasury Wine Estates Ltd.	91,079	587,684

		4,502,184

Austria–1.46%
ams AG(a)	37,993	812,645

Belgium–1.65%
Umicore S.A.	23,805	916,486

Canada–1.62%
CAE, Inc.	52,896	904,032

China–4.93%
Alibaba Group Holding Ltd., ADR(a)	3,919	1,194,080

Autohome, Inc., ADR	5,914	565,083

Ping An Healthcare and Technology Co. Ltd.(a)(b)	39,900	517,612

Xinyi Glass Holdings Ltd.	216,000	470,955

		2,747,730

Finland–0.71%
Metso Outotec OYJ	55,872	393,585

France–13.19%
Airbus SE(a)	6,595	484,431

BNP Paribas S.A.(a)	45,059	1,579,909

Dassault Systemes SE	4,776	816,485

Sanofi	19,534	1,765,860

SOITEC(a)	4,873	692,685

Veolia Environnement S.A.	40,026	746,564

Vivendi S.A.	43,600	1,260,477

		7,346,411

Germany–9.21%
Evotec SE(a)	21,857	577,624

Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	3,618	846,709

Nordex SE(a)	46,841	675,679

RWE AG	36,507	1,356,412

Siemens AG	9,849	1,154,519

Siemens Energy AG(a)	23,645	517,717

		5,128,660

Hong Kong–2.84%
AIA Group Ltd.	167,600	1,580,688

India–1.67%
Housing Development Finance Corp. Ltd.	35,766	927,708

Italy–3.78%
Enel S.p.A.	264,575	2,107,168

	Shares	Value

Japan–19.07%
FANUC Corp.	7,000	$1,487,855

Hitachi Ltd.	49,400	1,665,889

KDDI Corp.	50,200	1,344,381

Keisei Electric Railway Co. Ltd.	29,200	818,786

Kobe Bussan Co. Ltd.(c)	27,400	766,709

Koito Manufacturing Co. Ltd.	22,000	1,064,307

Nissan Chemical Corp.	10,300	546,163

Shionogi & Co. Ltd.	12,800	604,284

SoftBank Group Corp.	13,500	887,186

Yakult Honsha Co. Ltd.	29,500	1,431,675

		10,617,235

Luxembourg–1.51%
ArcelorMittal S.A.(a)	62,103	843,263

Netherlands–9.66%
BE Semiconductor Industries N.V.	19,858	802,682

Heineken N.V.	11,324	1,005,466

Prosus N.V.(a)	24,552	2,454,113

Signify N.V.(a)	31,410	1,119,262

		5,381,523

Singapore–1.24%
DBS Group Holdings Ltd.	46,460	692,036

South Korea–2.04%
Samsung Electronics Co. Ltd.	22,611	1,133,859

Spain–4.86%
Bankinter S.A.	219,651	825,970

Iberdrola S.A.	159,334	1,879,639

		2,705,609

Switzerland–5.88%
ALSO Holding AG(a)	3,059	714,733

Dufry AG(a)	21,592	815,677

Novartis AG, ADR	22,337	1,744,073

		3,274,483

United Kingdom–3.02%
Barratt Developments PLC(a)	87,665	546,961

Experian PLC	31,121	1,136,020

		1,682,981

United States–2.55%
Aptiv PLC(a)	8,844	853,358

James Hardie Industries PLC, CDI	23,078	563,764

		1,417,122

Total Common Stocks & Other Equity Interests (Cost $51,343,852)		55,681,155

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.00% (Cost $51,343,852)		55,681,155

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.03%
Invesco Private Government Fund, 0.04%(d)(e)(f)	230,700	230,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco International Core Equity Fund

	Shares	Value

Money Market Funds–(continued)
Invesco Private Prime Fund, 0.11%(d)(e)(f)	344,897	$345,000

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $575,700)		575,700

TOTAL INVESTMENTS IN SECURITIES–101.03% (Cost $51,919,552)		56,256,855

OTHER ASSETS LESS LIABILITIES–(1.03)%		(576,051)

NET ASSETS–100.00%		$55,680,804

Investment Abbreviations:

ADR – American Depositary Receipt

CDI – CREST Depository Interest

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2020 represented less than 1% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2020.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$330,611	$ 8,507,532	$ (8,838,143)	$-	$-	$-	$2,091
Invesco Treasury Portfolio, Institutional Class	220,408	5,671,688	(5,892,096)	-	-	-	1,363
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Government & Agency Portfolio, Institutional Class	-	548,974	(548,974)	-	-	-	58	*
Invesco Liquid Assets Portfolio, Institutional Class	-	86,173	(86,173)	-	-	-	20	*
Invesco Private Government Fund	-	1,808,895	(1,578,195)	-	-	230,700	22	*
Invesco Private Prime Fund	-	746,725	(401,729)	-	4	345,000	24	*
Total	$551,019	$17,369,987	$(17,345,310)	$-	$4	$575,700	$3,578

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco International Core Equity Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in securities, at value (Cost $51,343,852)*	$55,681,155

Investments in affiliated money market funds, at value (Cost $575,700)	575,700

Foreign currencies, at value (Cost $42,067)	40,949

Receivable for:
Investments sold	869,790

Fund shares sold	14,772

Dividends	151,015

Investment for trustee deferred compensation and retirement plans	100,076

Other assets	43,051

Total assets	57,476,508

Liabilities:
Payable for:
Investments purchased	655,298

Fund shares reacquired	17,065

Amount due custodian	305,375

Collateral upon return of securities loaned	575,700

Accrued fees to affiliates	37,160

Accrued trustees’ and officers’ fees and benefits	213

Accrued other operating expenses	97,356

Trustee deferred compensation and retirement plans	107,537

Total liabilities	1,795,704

Net assets applicable to shares outstanding	$55,680,804

Net assets consist of:
Shares of beneficial interest	$60,676,088

Distributable earnings (loss)	(4,995,284)

$55,680,804

Net Assets:
Class A	$24,443,315

Class C	$1,826,812

Class R	$1,329,004

Class Y	$4,407,126

Investor Class	$7,848,214

Class R5	$3,318,080

Class R6	$12,508,253

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,320,541

Class C	177,638

Class R	125,764

Class Y	410,185

Investor Class	731,513

Class R5	317,144

Class R6	1,196,158

Class A:
Net asset value per share	$10.53

Maximum offering price per share (Net asset value of $10.53 ÷ 94.50%)	$11.14

Class C:
Net asset value and offering price per share	$10.28

Class R:
Net asset value and offering price per share	$10.57

Class Y:
Net asset value and offering price per share	$10.74

Investor Class:
Net asset value and offering price per share	$10.73

Class R5:
Net asset value and offering price per share	$10.46

Class R6:
Net asset value and offering price per share	$10.46

* At October 31, 2020, securities with an aggregate value of $279,821 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco International Core Equity Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $132,860)	$1,359,143

Dividends from affiliated money market funds (includes securities lending income of $1,904)	5,358

Total investment income	1,364,501

Expenses:
Advisory fees	455,551

Administrative services fees	8,510

Custodian fees	20,721

Distribution fees:
Class A	63,872

Class C	24,936

Class R	6,343

Investor Class	20,388

Transfer agent fees – A, C, R, Y and Investor	128,243

Transfer agent fees – R5	87

Transfer agent fees – R6	291

Trustees’ and officers’ fees and benefits	18,531

Registration and filing fees	76,742

Reports to shareholders	32,138

Professional services fees	53,153

Other	15,976

Total expenses	925,482

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(282,345)

Net expenses	643,137

Net investment income	721,364

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(5,575,796)

Foreign currencies	(575)

Forward foreign currency contracts	(86,893)

(5,663,264)

Change in net unrealized appreciation (depreciation) of:
Investment securities	4,451,070

Foreign currencies	2,924

Forward foreign currency contracts	(88,712)

4,365,282

Net realized and unrealized gain (loss)	(1,297,982)

Net increase (decrease) in net assets resulting from operations	$(576,618)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco International Core Equity Fund

Statement of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$721,364	$1,489,581

Net realized gain (loss)	(5,663,264)	(3,921,202)

Change in net unrealized appreciation	4,365,282	9,550,072

Net increase (decrease) in net assets resulting from operations	(576,618)	7,118,451

Distributions to shareholders from distributable earnings:
Class A	(595,374)	(2,650,679)

Class C	(35,022)	(419,998)

Class R	(23,237)	(103,364)

Class Y	(110,748)	(455,264)

Investor Class	(187,346)	(697,637)

Class R5	(80,744)	(249,749)

Class R6	(468,107)	(925,766)

Total distributions from distributable earnings	(1,500,578)	(5,502,457)

Share transactions–net:
Class A	(2,730,222)	(5,971,471)

Class C	(913,796)	(3,047,980)

Class R	260,135	(317,798)

Class Y	85,849	(1,237,710)

Investor Class	(908,558)	(268,463)

Class R5	78,941	211,702

Class R6	(5,523,012)	5,840,224

Net increase (decrease) in net assets resulting from share transactions	(9,650,663)	(4,791,496)

Net increase (decrease) in net assets	(11,727,859)	(3,175,502)

Net assets:
Beginning of year	67,408,663	70,584,165

End of year	$55,680,804	$67,408,663

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco International Core Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/20	$10.66	$0.12	$(0.02)	$0.10	$(0.23)	$–	$(0.23)	$10.53	0.86%	$24,443	1.12	%(d)	1.68	%(d)	1.13	%(d)	61%
Year ended 10/31/19	10.59	0.20	0.71	0.91	(0.15)	(0.69)	(0.84)	10.66	9.74	27,707	1.12		1.66		1.97		28
Year ended 10/31/18	12.43	0.19	(1.84)	(1.65)	(0.19)	–	(0.19)	10.59	(13.53)	33,798	1.12		1.67		1.54		73
Year ended 10/31/17	10.48	0.15	1.97	2.12	(0.17)	–	(0.17)	12.43	20.54	40,865	1.15		1.70		1.38		61
Year ended 10/31/16	10.73	0.12	(0.26)	(0.14)	(0.11)	–	(0.11)	10.48	(1.26)	35,406	1.41		1.61		1.18		37
Class C
Year ended 10/31/20	10.40	0.04	(0.03)	0.01	(0.13)	–	(0.13)	10.28	0.06	1,827	1.87	(d)	2.43	(d)	0.38	(d)	61
Year ended 10/31/19	10.31	0.12	0.71	0.83	(0.05)	(0.69)	(0.74)	10.40	8.98	2,775	1.87		2.41		1.22		28
Year ended 10/31/18	12.10	0.09	(1.79)	(1.70)	(0.09)	–	(0.09)	10.31	(14.14)	6,022	1.87		2.42		0.79		73
Year ended 10/31/17	10.20	0.07	1.92	1.99	(0.09)	–	(0.09)	12.10	19.64	8,476	1.90		2.45		0.63		61
Year ended 10/31/16	10.44	0.04	(0.26)	(0.22)	(0.02)	–	(0.02)	10.20	(2.06)	8,581	2.16		2.36		0.43		37
Class R
Year ended 10/31/20	10.69	0.09	(0.01)	0.08	(0.20)	–	(0.20)	10.57	0.67	1,329	1.37	(d)	1.93	(d)	0.88	(d)	61
Year ended 10/31/19	10.60	0.17	0.73	0.90	(0.12)	(0.69)	(0.81)	10.69	9.52	1,105	1.37		1.91		1.72		28
Year ended 10/31/18	12.44	0.16	(1.84)	(1.68)	(0.16)	–	(0.16)	10.60	(13.73)	1,414	1.37		1.92		1.29		73
Year ended 10/31/17	10.49	0.12	1.97	2.09	(0.14)	–	(0.14)	12.44	20.21	2,201	1.40		1.95		1.13		61
Year ended 10/31/16	10.74	0.09	(0.26)	(0.17)	(0.08)	–	(0.08)	10.49	(1.54)	2,180	1.66		1.86		0.93		37
Class Y
Year ended 10/31/20	10.87	0.14	(0.01)	0.13	(0.26)	–	(0.26)	10.74	1.11	4,407	0.87	(d)	1.43	(d)	1.38	(d)	61
Year ended 10/31/19	10.78	0.23	0.73	0.96	(0.18)	(0.69)	(0.87)	10.87	10.09	4,465	0.87		1.41		2.22		28
Year ended 10/31/18	12.65	0.22	(1.87)	(1.65)	(0.22)	–	(0.22)	10.78	(13.33)	5,738	0.87		1.42		1.79		73
Year ended 10/31/17	10.66	0.19	2.00	2.19	(0.20)	–	(0.20)	12.65	20.88	6,226	0.90		1.45		1.63		61
Year ended 10/31/16	10.92	0.15	(0.27)	(0.12)	(0.14)	–	(0.14)	10.66	(1.06)	3,431	1.16		1.36		1.43		37
Investor Class
Year ended 10/31/20	10.85	0.12	(0.01)	0.11	(0.23)	–	(0.23)	10.73	0.94	7,848	1.12	(d)	1.68	(d)	1.13	(d)	61
Year ended 10/31/19	10.76	0.20	0.73	0.93	(0.15)	(0.69)	(0.84)	10.85	9.77	8,886	1.12		1.66		1.97		28
Year ended 10/31/18	12.63	0.19	(1.87)	(1.68)	(0.19)	–	(0.19)	10.76	(13.55)	9,037	1.12		1.67		1.54		73
Year ended 10/31/17	10.65	0.16	1.99	2.15	(0.17)	–	(0.17)	12.63	20.50	14,503	1.15		1.70		1.38		61
Year ended 10/31/16	10.90	0.12	(0.26)	(0.14)	(0.11)	–	(0.11)	10.65	(1.24)	10,280	1.41		1.61		1.18		37
Class R5
Year ended 10/31/20	10.59	0.14	(0.01)	0.13	(0.26)	–	(0.26)	10.46	1.14	3,318	0.87	(d)	1.12	(d)	1.38	(d)	61
Year ended 10/31/19	10.53	0.22	0.71	0.93	(0.18)	(0.69)	(0.87)	10.59	10.04	3,282	0.87		1.10		2.22		28
Year ended 10/31/18	12.36	0.22	(1.83)	(1.61)	(0.22)	–	(0.22)	10.53	(13.32)	3,017	0.87		1.15		1.79		73
Year ended 10/31/17	10.44	0.18	1.95	2.13	(0.21)	–	(0.21)	12.36	20.82	3,474	0.90		1.15		1.63		61
Year ended 10/31/16	10.71	0.16	(0.26)	(0.10)	(0.17)	–	(0.17)	10.44	(0.83)	2,832	1.03		1.04		1.56		37
Class R6
Year ended 10/31/20	10.59	0.14	(0.01)	0.13	(0.26)	–	(0.26)	10.46	1.14	12,508	0.87	(d)	1.12	(d)	1.38	(d)	61
Year ended 10/31/19	10.53	0.22	0.71	0.93	(0.18)	(0.69)	(0.87)	10.59	10.04	19,188	0.87		1.10		2.22		28
Year ended 10/31/18	12.35	0.22	(1.82)	(1.60)	(0.22)	–	(0.22)	10.53	(13.25)	11,560	0.87		1.15		1.79		73
Year ended 10/31/17	10.43	0.18	1.96	2.14	(0.22)	–	(0.22)	12.35	20.85	15,702	0.90		1.15		1.63		61
Year ended 10/31/16	10.71	0.16	(0.27)	(0.11)	(0.17)	–	(0.17)	10.43	(0.91)	26,480	1.02		1.03		1.57		37

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $25,549, $2,494, $1,269, $4,436 , $8,155 , $3,239 and $15,599 for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco International Core Equity Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco International Core Equity Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is long-term growth of capital.

    The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

16	Invesco International Core Equity Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

17	Invesco International Core Equity Fund

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.750%

Next $500 million	0.650%

From $1 billion	0.550%

From $2 billion	0.450%

From $4 billion	0.400%

From $6 billion	0.375%

Over $8 billion	0.350%

    For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.75%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through February 28, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.12%, 1.87%, 1.37%, 0.87%, 1.12%, 0.87% and 0.87%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

    Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

    For the year ended October 31, 2020, the Adviser waived advisory fees of $152,466 and reimbursed class level expenses of $78,145, $7,657, $3,931, $13,567, $24,943, $87 and $291 of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $2,608 in front-end sales commissions from the sale of Class A shares and $0 and $13 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

18	Invesco International Core Equity Fund

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Argentina	$565,747	$–	$–	$565,747

Australia	–	4,502,184	–	4,502,184

Austria	–	812,645	–	812,645

Belgium	–	916,486	–	916,486

Canada	904,032	–	–	904,032

China	1,759,163	988,567	–	2,747,730

Finland	–	393,585	–	393,585

France	–	7,346,411	–	7,346,411

Germany	517,717	4,610,943	–	5,128,660

Hong Kong	–	1,580,688	–	1,580,688

India	–	927,708	–	927,708

Italy	–	2,107,168	–	2,107,168

Japan	–	10,617,235	–	10,617,235

Luxembourg	–	843,263	–	843,263

Netherlands	–	5,381,523	–	5,381,523

Singapore	–	692,036	–	692,036

South Korea	–	1,133,859	–	1,133,859

Spain	–	2,705,609	–	2,705,609

Switzerland	1,744,073	1,530,410	–	3,274,483

United Kingdom	–	1,682,981	–	1,682,981

United States	853,358	563,764	–	1,417,122

Money Market Funds	–	575,700	–	575,700

Total Investments	$6,344,090	$49,912,765	$–	$56,256,855

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended October 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(86,893)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(88,712)
Total	$(175,605)

19	Invesco International Core Equity Fund

    The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts
Average notional value	$2,417,051

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,258.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020	2019

Ordinary income*	$1,500,578	$2,171,112

Long-term capital gain	–	3,331,345

Total distributions	$1,500,578	$5,502,457

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$428,226

Net unrealized appreciation – investments	4,009,845

Net unrealized appreciation - foreign currencies	2,379

Temporary book/tax differences	(87,463)

Capital loss carryforward	(9,348,271)

Shares of beneficial interest	60,676,088

Total net assets	$55,680,804

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of October 31, 2020, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$–	$9,348,271	$9,348,271

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

20	Invesco International Core Equity Fund

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $36,631,815 and $46,323,016, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$6,291,893

Aggregate unrealized (depreciation) of investments	(2,282,048)

Net unrealized appreciation of investments	$4,009,845

    Cost of investments for tax purposes is $52,247,010.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2020, undistributed net investment income was decreased by $576 and undistributed net realized gain (loss) was increased by $576. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2020(a)		October 31, 2019
	Shares	Amount	Shares	Amount

Sold:
Class A	184,539	$1,890,072	306,173	$3,076,911

Class C	31,411	310,780	52,968	521,114

Class R	47,193	498,094	18,524	186,914

Class Y	160,486	1,685,967	173,396	1,805,335

Investor Class	24,356	260,480	16,692	172,492

Class R5	296	2,911	568	5,658

Class R6	682	7,326	1,176,175	10,713,294

Issued as reinvestment of dividends:
Class A	50,386	553,747	271,803	2,538,646

Class C	3,122	33,715	44,357	406,750

Class R	2,103	23,237	10,994	103,237

Class Y	9,061	101,302	36,283	344,688

Investor Class	16,321	182,631	71,398	678,992

Class R5	7,413	80,731	26,966	249,706

Class R6	42,985	468,107	99,975	925,766

Automatic conversion of Class C shares to Class A shares:
Class A	24,578	255,644	278,763	2,716,128

Class C	(25,107)	(255,644)	(284,411)	(2,716,128)

Reacquired:
Class A	(538,063)	(5,429,685)	(1,450,002)	(14,303,156)

Class C	(98,659)	(1,002,647)	(130,254)	(1,259,716)

Class R	(26,905)	(261,196)	(59,518)	(607,949)

Class Y	(170,187)	(1,701,420)	(331,060)	(3,387,733)

Investor Class	(127,867)	(1,351,669)	(108,998)	(1,119,947)

Class R5	(423)	(4,701)	(4,181)	(43,662)

Class R6	(659,879)	(5,998,445)	(561,933)	(5,798,836)

Net increase (decrease) in share activity	(1,042,158)	$(9,650,663)	(345,322)	$(4,791,496)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 30% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

In addition, 6% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.

21	Invesco International Core Equity Fund

    The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

22	Invesco International Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco International Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco International Core Equity Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

23	Invesco International Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,179.20	$6.14	$1,019.51	$5.69	1.12%
Class C	1,000.00	1,173.50	10.22	1,015.74	9.48	1.87
Class R	1,000.00	1,178.40	7.50	1,018.25	6.95	1.37
Class Y	1,000.00	1,180.20	4.77	1,020.76	4.42	0.87
Investor Class	1,000.00	1,179.10	6.13	1,019.51	5.69	1.12
Class R5	1,000.00	1,180.60	4.77	1,020.76	4.42	0.87
Class R6	1,000.00	1,180.60	4.77	1,020.76	4.42	0.87

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

24	Invesco International Core Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco International Core Equity Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world.

As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the MSCI EAFE® Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period, the fourth quintile for the three year period, and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board noted that the Fund’s security selection in certain sectors and security selection in and overweight exposure to certain countries negatively impacted performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its

25	Invesco International Core Equity Fund

various components. The Board noted that there were only five funds (including the Fund) in the expense group.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

    The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

26	Invesco International Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	0.00%
Qualified Business Income (199A)*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27	Invesco International Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco International Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2	Invesco International Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3	Invesco International Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort – 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4	Invesco International Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5	Invesco International Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6	Invesco International Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7	Invesco International Core Equity Fund

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∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-06463 and 033-44611                             Invesco Distributors, Inc.                                                                                                   I-ICE-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco International Equity Fund
Effective September 30, 2020, Invesco Oppenheimer International Equity Fund was renamed Invesco International Equity Fund.
Nasdaq:
A: QIVAX ∎ C: QIVCX ∎ R: QIVNX ∎ Y: QIVYX ∎ R5: INEQX ∎ R6: QIVIX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record.

While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

    Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

    In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

    As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco International Equity Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and subadvisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                      Invesco International Equity Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco International Equity Fund (the Fund), at net asset value (NAV), outperformed the MSCI All Country World ex USA Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.57%
Class C Shares	5.81
Class R Shares	6.27
Class Y Shares	6.94
Class R5 Shares	7.04
Class R6 Shares	7.04
MSCI All Country World ex USA Index▼	-2.61
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

At the start of the fiscal year, macroeconomic and geopolitical issues mostly abated providing a favorable backdrop for global equity returns. Central banks maintained accommodative policies and better economic data and signs of progress in US and China trade talks also supported global equities.

    Global equity markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the fiscal year, economic growth began to slow. This coincided with a resurgence in global infections with record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Global equity markets ended the fiscal year mixed, with emerging markets faring better than developed markets.

    The Fund outperformed the MSCI All Country World ex USA Index during the fiscal year. The Fund outperformed the benchmark the most in the financial sector due to its underweight allocation to the sector, the materials sector due to stock selection, and the information technology sector due to its overweight allocation to the sector. The Fund underperformed the MSCI All Country World ex USA Index in the industrials and consumer staples sectors due to stock selection and the health care sector due to stock selection and underweight exposure to the sector.

    Top performing holdings of the Fund during the fiscal year included Wheaton Precious Metals, Alibaba and Nintendo.

    Wheaton Precious Metals was the top contributor to the Fund during the fiscal year. The company invests in and finances gold and silver mining operations primarily in North and South America. It invests and receives royalty streams in return, once the mines, or their expansion programs become operational. The value of these royalties appreciates or depreciates with the price of gold and silver and with the expansion or contraction of production volumes. The company’s shares had been depressed for several years due to an investigation by the Canadian tax authori-

ties into its overseas subsidiaries, which was settled favorably last year.

    Nintendo, a leading Japanese video gaming company, was another top contributor to the Fund during the fiscal year. Nintendo has been a core holding in the Fund since early 2016. In the coronavirus environment, console video games broadly have benefited from growth in new customers and time spent from existing users. On top of the current favorable tailwinds and market structure, Nintendo has benefited from the global release of Animal Crossing for the Switch console. Animal Crossing: New Horizons is a smash hit; estimates on Japanese sales in the first 10 days were an unprecedented 20% of the Switch installed base. While, generally, we view successful video game launches with a grain of salt, it is relevant that Nintendo has demonstrated that it can still develop and launch new, world-leading IP.

    Alibaba also was a top contributor to the Fund’s performance. Better prospects for the Chinese consumer propelled strong results for Alibaba’s core e-commerce businesses. Another factor in Alibaba’s strong performance was rising valuation expectations for the long-anticipated IPO of Alibaba’s financial services subsidiary, Ant Financial. Ant Financial has been a gem in the company’s portfolio, having built a dominant position in mobile wallet and payments. As of this writing, subsequent to our fiscal year end, Ant’s IPO has been delayed by the Chinese Regulator, clouding near term visibility for it. Alibaba’s core remains strong, its retail business is as much a social platform as it is a commercial destination, generating a powerful network effect: increased customer engagement (time spent, order frequency and categories shopped) and average spending enhance the value of the platform for merchants who, in turn, spend more on the platform.

    Top detractors from Fund performance included Airbus, Coca-Cola European Partners, and Taylor Wimpey.

    Airbus detracted from the Fund’s performance during the fiscal year. While Airbus remained well-positioned to benefit from its world-leading narrow-body platform, the A320, the near-term outlook is bleak. Air travel came to a halt during the pandemic and, given significant overcapacity and related operational deleveraging, the airlines and aircraft leasing companies are under extreme financial stress. Near-term visibility for a recovery in travel will be low and, hence, the excess capacity in the commercial aviation market will likely persist, along with greater government involvement. We exited our position during the fiscal year.

    Coca-Cola European Partners (CCEP) was a detractor from performance during the fiscal year. With operations in 13 countries, the company is the world’s largest Coca-Cola bottler by revenues. During the fiscal year, CCEP sold off due to the pandemic and struggled to

4                      Invesco International Equity Fund

fully recover. We exited our position during the fiscal year.

    Taylor Wimpey was another detractor from Fund performance during the fiscal year. Taylor Wimpey is a UK-based housebuilding company. The company builds homes of many sizes and is one of the largest residential developers in the UK. We exited our position during the fiscal year.

    We thank you for your continued investment in Invesco International Equity Fund.

Portfolio manager(s):

James Ayer

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5                      Invesco International Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 10/31/10

1  Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                      Invesco International Equity Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges

Class A Shares
Inception (7/2/90)	6.03%
10 Years	3.56
5 Years	4.19
1 Year	0.72

Class C Shares
Inception (9/1/93)	5.92%
10 Years	3.50
5 Years	4.59
1 Year	4.81

Class R Shares
Inception (3/1/01)	3.54%
10 Years	3.86
5 Years	5.10
1 Year	6.27

Class Y Shares
Inception (11/13/08)	8.67%
10 Years	4.49
5 Years	5.72
1 Year	6.94

Class R5 Shares
10 Years	4.21%
5 Years	5.51
1 Year	7.04

Class R6 Shares
Inception (3/28/13)	5.36%
5 Years	5.83
1 Year	7.04

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer International Equity Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer International Equity Fund. Note: The Fund was subsequently renamed the Invesco International Equity Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on

Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                      Invesco International Equity Fund

Invesco International Equity Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World ex USA® Index (Net) is an index considered representative of developed and emerging stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                      Invesco International Equity Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Information Technology	29.04%
Consumer Discretionary	19.40
Materials	15.77
Communication Services	8.49
Health Care	7.33
Industrials	6.60
Consumer Staples	5.43
Money Market Funds Plus Other Assets Less Liabilities	7.94
Top 10 Equity Holdings*
% of total net assets
1. Alibaba Group Holding Ltd., ADR	5.01%
2. Sony Corp.	4.60
3. Nintendo Co. Ltd.	3.95
4. Air Liquide S.A.	3.73
5. QUALCOMM, Inc.	3.25
6. STMicroelectronics N.V., New York Shares	2.83
7. SK Hynix, Inc.	2.81
8. Samsung Electronics Co. Ltd.	2.74
9. Tencent Holdings Ltd.	2.69
10. TDK Corp.	2.40

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

9                         Invesco International Equity Fund

Schedule of Investments

October 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–92.06%

Australia–1.77%

BHP Group Ltd., ADR	489,487	$23,549,220

Brazil–0.90%
Wheaton Precious Metals Corp.	258,256	11,908,184

Canada–1.34%
Agnico Eagle Mines Ltd.	224,871	17,830,022

China–9.22%
Alibaba Group Holding Ltd., ADR(a)	219,068	66,747,829

China Hongxing Sports Ltd.(a)(b)	36,005,000	26

China Resources Cement Holdings Ltd.	6,440,000	8,409,691

Tencent Holdings Ltd.	466,400	35,775,877

Yum China Holdings, Inc.	222,384	11,837,500

		122,770,923

Denmark–2.44%
Carlsberg A/S, Class B	94,913	12,020,144

Novo Nordisk A/S, Class B	320,719	20,510,548

		32,530,692

France–7.53%
Air Liquide S.A.	339,653	49,716,091

Kering S.A.	22,730	13,751,726

L’Oreal S.A.	28,874	9,351,113

Ubisoft Entertainment S.A.(a)	75,007	6,626,138

Valeo S.A.	368,439	11,173,847

Worldline S.A.(a)(c)	130,674	9,703,402

		100,322,317

Germany–11.66%
adidas AG(a)	98,002	29,120,392

Bayer AG	124,809	5,865,620

Continental AG	112,329	11,948,228

Fresenius Medical Care AG & Co. KGaA	348,434	26,614,442

Infineon Technologies AG	923,113	25,850,919

SAP SE	291,909	31,109,778

Siemens AG	107,251	12,572,174

Siemens Healthineers AG(c)	144,762	6,219,616

Volkswagen AG, Preference Shares	41,567	6,055,921

		155,357,090

Hong Kong–0.63%
WH Group Ltd.	10,619,000	8,346,883

Japan–21.54%
Bandai Namco Holdings, Inc.	406,600	30,179,606

Disco Corp.	65,900	17,703,117

ITOCHU Corp.	585,200	14,077,751

Mitsubishi Electric Corp.	1,627,900	20,910,990

Murata Manufacturing Co. Ltd.	402,100	27,890,434

Nabtesco Corp.	146,900	5,512,229

Nintendo Co. Ltd.	96,300	52,585,413

Recruit Holdings Co. Ltd.	84,900	3,242,882

SCREEN Holdings Co. Ltd.	185,200	10,179,645

Sony Corp.	735,100	61,268,467

Takeda Pharmaceutical Co. Ltd.	366,900	11,354,539

	Shares	Value
Japan–(continued)
TDK Corp.	273,100	$32,034,908

		286,939,981

Netherlands–2.84%
Akzo Nobel N.V.	181,338	17,472,297

NXP Semiconductors N.V.	150,413	20,323,805

		37,796,102

New Zealand–1.36%
Spark New Zealand Ltd.	6,104,021	18,115,487

Poland–0.57%
Allegro.eu S.A.(a)(c)	375,842	7,638,177

South Africa–3.10%
Anglo American PLC	1,065,686	25,024,629

Gold Fields Ltd., ADR	1,487,448	16,257,806

		41,282,435

South Korea–7.78%
Korea Zinc Co. Ltd.	31,386	10,613,312

Samsung Electro-Mechanics Co. Ltd.	160,464	19,018,824

Samsung Electronics Co. Ltd.	728,383	36,525,744

SK Hynix, Inc.	528,749	37,445,655

		103,603,535

Spain–0.61%
Ferrovial S.A.	210,001	4,544,016

Grifols S.A., ADR	213,095	3,618,353

		8,162,369

Sweden–0.49%
Swedish Match AB	86,305	6,507,032

Switzerland–4.02%
Adecco Group AG	104,953	5,143,106

SGS S.A.	4,303	10,739,135

STMicroelectronics N.V., New York Shares	1,232,644	37,644,948

		53,527,189

Taiwan–1.94%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	308,527	25,876,159

United Kingdom–3.36%
Diageo PLC	491,731	15,906,173

THG Holdings PLC(a)	1,022,129	8,734,210

Unilever PLC	353,042	20,130,464

		44,770,847

United States–8.96%
IHS Markit Ltd.	137,625	11,129,734

James Hardie Industries PLC, CDI	1,198,074	29,267,328

Medtronic PLC	233,792	23,512,461

QUALCOMM, Inc.	351,120	43,314,163

TE Connectivity Ltd.	125,698	12,177,622

		119,401,308

Total Common Stocks & Other Equity Interests (Cost $933,866,220)		1,226,235,952

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco International Equity Fund

	Shares	Value
Money Market Funds–5.37%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(d)(e)	25,030,837	$25,030,837

Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(d)(e)	17,870,560	17,877,708

Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	28,606,671	28,606,671

Total Money Market Funds (Cost $71,516,290)		71,515,216

TOTAL INVESTMENTS IN SECURITIES–97.43% (Cost $1,005,382,510)		1,297,751,168

OTHER ASSETS LESS LIABILITIES–2.57%		34,280,199

NET ASSETS–100.00%		$1,332,031,367

Investment Abbreviations:

ADR - American Depositary Receipt

CDI - CREST Depository Interest

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Securities valued using significant unobservable inputs (Level 3). See Note 3.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $23,561,195, which represented 1.77% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$66,249,700	$765,657,232	$(806,876,095)	$-	$-	$25,030,837	$251,678
Invesco Liquid Assets Portfolio, Institutional Class	-	139,093,294	(121,212,326)	(1,074)	(2,186)	17,877,708	6,516
Invesco Treasury Portfolio, Institutional Class	-	222,549,270	(193,942,599)	-	-	28,606,671	2,930
Total	$66,249,700	$1,127,299,796	$(1,122,031,020)	$(1,074)	$(2,186)	$71,515,216	$261,124

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco International Equity Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:

Investments in securities, at value (Cost $933,866,220)	$1,226,235,952

Investments in affiliated money market funds, at value (Cost $71,516,290)	71,515,216

Cash	2,530,852

Foreign currencies, at value (Cost $858,678)	856,889

Receivable for:
Investments sold	22,529,809

Fund shares sold	7,047,230

Dividends	5,301,228

Interest	46

Investment for trustee deferred compensation and retirement plans	75,282

Other assets	64,380

Total assets	1,336,156,884

Liabilities:
Payable for:
Investments purchased	2,650,415

Fund shares reacquired	905,500

Accrued fees to affiliates	268,827

Accrued trustees’ and officers’ fees and benefits	11,339

Accrued other operating expenses	141,809

Trustee deferred compensation and retirement plans	147,627

Total liabilities	4,125,517

Net assets applicable to shares outstanding	$1,332,031,367

Net assets consist of:

Shares of beneficial interest	$1,246,685,427

Distributable earnings	85,345,940

$1,332,031,367

Net Assets:

Class A	$168,595,581

Class C	$15,113,108

Class R	$20,619,453

Class Y	$75,777,287

Class R5	$11,352

Class R6	$1,051,914,586

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	7,713,996

Class C	780,748

Class R	957,493

Class Y	3,429,087

Class R5	518

Class R6	48,252,957

Class A:
Net asset value per share	$21.86

Maximum offering price per share (Net asset value of $21.86 ÷ 94.50%)	$23.13

Class C:
Net asset value and offering price per share	$19.36

Class R:
Net asset value and offering price per share	$21.53

Class Y:
Net asset value and offering price per share	$22.10

Class R5:
Net asset value and offering price per share	$21.92

Class R6:
Net asset value and offering price per share	$21.80

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco International Equity Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $2,971,747)	$25,352,735

Dividends from affiliated money market funds	261,124

Interest	22,481

Total investment income	25,636,340

Expenses:
Advisory fees	11,882,587

Administrative services fees	228,962

Custodian fees	115,521

Distribution fees:
Class A	426,878

Class C	173,103

Class R	100,108

Transfer agent fees — A, C, R and Y	659,308

Transfer agent fees — R6	7,459

Trustees’ and officers’ fees and benefits	50,251

Registration and filing fees	161,956

Reports to shareholders	57,552

Professional services fees	56,900

Other	15,420

Total expenses	13,936,005

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(269,087)

Net expenses	13,666,918

Net investment income	11,969,422

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	35,594,894

Foreign currencies	(247,878)

Forward foreign currency contracts	(13,995)

35,333,021

Change in net unrealized appreciation of:
Investment securities	51,027,196

Foreign currencies	150,436

51,177,632

Net realized and unrealized gain	86,510,653

Net increase in net assets resulting from operations	$98,480,075

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco International Equity Fund

Statement of Changes in Net Assets

For the year ended October 31, 2020, period ended October 31, 2019, and the year ended November 30, 2018

	Year Ended October 31, 2020	Eleven Months Ended October 31, 2019	Year Ended November 30, 2018

Operations:

Net investment income	$11,969,422	$34,381,411	$32,418,485

Net realized gain (loss)	35,333,021	(155,299,052)	(102,608,346)

Change in net unrealized appreciation (depreciation)	51,177,632	273,721,261	(208,208,094)

Net increase (decrease) in net assets resulting from operations	98,480,075	152,803,620	(278,397,955)

Distributions to shareholders from distributable earnings:

Class A	(2,775,282)	(2,117,061)	(12,105)

Class C	(169,926)	(159,566)	–

Class R	(265,548)	(172,591)	–

Class Y	(1,354,131)	(2,162,116)	(174,428)

Class R5	(208)	–	–

Class R6	(29,039,080)	(25,558,438)	(5,822,882)

Total distributions from distributable earnings	(33,604,175)	(30,169,772)	(6,009,415)

Share transactions-net:

Class A	(20,472,900)	(20,130,272)	(5,403,575)

Class B	–	–	(599,517)

Class C	(5,550,925)	(16,653,799)	175,780

Class R	(316,461)	1,570,884	6,304,881

Class Y	(1,192,937)	(69,713,314)	104,397,177

Class R5	–	10,000	–

Class R6	(518,104,676)	(151,142,043)	286,648,395

Net increase (decrease) in net assets resulting from share transactions	(545,637,899)	(256,058,544)	391,523,141

Net increase (decrease) in net assets	(480,761,999)	(133,424,696)	107,115,771

Net assets:
Beginning of year	1,812,793,366	1,946,218,062	1,839,102,291

End of year	$1,332,031,367	$1,812,793,366	$1,946,218,062

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco International Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Year ended 10/31/20	$20.82	$0.08	$1.28	$1.36	$(0.32)	$21.86	6.57%	$168,596	1.23	%(e)	1.28	%(e)	0.39	%(e)	69%
Eleven months ended 10/31/19	19.44	0.31	1.29	1.60	(0.22)	20.82	8.38	181,695	1.22	(f)	1.24	(f)	1.69	(f)	54
Year ended 11/30/18	22.23	0.27	(3.06)	(2.79)	(0.00)	19.44	(12.55)	189,130	1.23		1.24		1.23		85
Year ended 11/30/17	17.40	0.18	5.00	5.18	(0.35)	22.23	30.33	222,358	1.27		1.28		0.92		83
Year ended 11/30/16	17.56	0.25	(0.31)	(0.06)	(0.10)	17.40	(0.31)	166,493	1.31		1.32		1.43		79
Year ended 11/30/15	18.39	0.11	(0.60)	(0.49)	(0.34)	17.56	(2.60)	169,107	1.30		1.30		0.59		79
Class C
Year ended 10/31/20	18.45	(0.07)	1.14	1.07	(0.16)	19.36	5.81	15,113	1.98	(e)	2.03	(e)	(0.36	)(e)	69
Eleven months ended 10/31/19	17.23	0.15	1.15	1.30	(0.08)	18.45	7.59	20,057	1.98	(f)	1.99	(f)	0.93	(f)	54
Year ended 11/30/18	19.84	0.09	(2.70)	(2.61)	-	17.23	(13.20)	34,738	1.98		1.99		0.48		85
Year ended 11/30/17	15.56	0.03	4.47	4.50	(0.22)	19.84	29.42	40,178	2.03		2.04		0.19		83
Year ended 11/30/16	15.73	0.10	(0.27)	(0.17)	-	15.56	(1.08)	30,895	2.07		2.08		0.66		79
Year ended 11/30/15	16.51	(0.03)	(0.53)	(0.56)	(0.22)	15.73	(3.34)	35,938	2.06		2.06		(0.17)		79
Class R
Year ended 10/31/20	20.52	0.03	1.25	1.28	(0.27)	21.53	6.27	20,619	1.48	(e)	1.53	(e)	0.14	(e)	69
Eleven months ended 10/31/19	19.18	0.26	1.27	1.53	(0.19)	20.52	8.10	20,044	1.47	(f)	1.49	(f)	1.44	(f)	54
Year ended 11/30/18	21.98	0.21	(3.01)	(2.80)	-	19.18	(12.74)	17,112	1.48		1.49		0.98		85
Year ended 11/30/17	17.21	0.13	4.94	5.07	(0.30)	21.98	29.99	13,223	1.52		1.53		0.65		83
Year ended 11/30/16	17.37	0.20	(0.30)	(0.10)	(0.06)	17.21	(0.55)	8,410	1.56		1.57		1.18		79
Year ended 11/30/15	18.20	0.06	(0.59)	(0.53)	(0.30)	17.37	(2.89)	8,098	1.56		1.56		0.33		79
Class Y
Year ended 10/31/20	21.04	0.16	1.29	1.45	(0.39)	22.10	6.94	75,777	0.85	(e)	1.03	(e)	0.77	(e)	69
Eleven months ended 10/31/19	19.67	0.38	1.30	1.68	(0.31)	21.04	8.73	74,540	0.84	(f)	0.99	(f)	2.06	(f)	54
Year ended 11/30/18	22.46	0.35	(3.07)	(2.72)	(0.07)	19.67	(12.16)	138,750	0.85		1.00		1.63		85
Year ended 11/30/17	17.59	0.21	5.06	5.27	(0.40)	22.46	30.63	57,166	1.02		1.03		1.01		83
Year ended 11/30/16	17.75	0.27	(0.28)	(0.01)	(0.15)	17.59	(0.03)	15,965	1.06		1.07		1.54		79
Year ended 11/30/15	18.59	0.15	(0.60)	(0.45)	(0.39)	17.75	(2.37)	10,789	1.06		1.06		0.84		79
Class R5
Year ended 10/31/20	20.86	0.17	1.29	1.46	(0.40)	21.92	7.04	11	0.79	(e)	0.79	(e)	0.83	(e)	69
Period ended 10/31/19(g)	19.31	0.18	1.37	1.55	-	20.86	8.03	11	0.82	(f)	0.82	(f)	2.09	(f)	54
Class R6
Year ended 10/31/20	20.75	0.17	1.28	1.45	(0.40)	21.80	7.04	1,051,915	0.79	(e)	0.79	(e)	0.83	(e)	69
Eleven months ended 10/31/19	19.40	0.38	1.29	1.67	(0.32)	20.75	8.77	1,516,446	0.79	(f)	0.80	(f)	2.11	(f)	54
Year ended 11/30/18	22.17	0.35	(3.03)	(2.68)	(0.09)	19.40	(12.20)	1,566,488	0.81		0.82		1.65		85
Year ended 11/30/17	17.36	0.23	5.01	5.24	(0.43)	22.17	30.96	1,505,578	0.83		0.83		1.17		83
Year ended 11/30/16	17.53	0.32	(0.30)	0.02	(0.19)	17.36	0.11	689,409	0.86		0.87		1.85		79
Year ended 11/30/15	18.37	0.19	(0.60)	(0.41)	(0.43)	17.53	(2.16)	716,793	0.86		0.86		1.03		79

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Does not include indirect expenses from affiliated fund fees and expenses of 0.01%, 0.01%, 0.00%, 0.01% and 0.01% for the eleven months ended October 31, 2019 and the years ended November 30, 2018, 2017, 2016 and 2015, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are based on average daily net assets (000’s omitted) of $170,751, $17,310, $20,022, $67,074, $11 and $1,312,197 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco International Equity Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco International Equity Fund, formerly Invesco Oppenheimer International Equity Fund, (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

16                      Invesco International Equity Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks — Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed

17                      Invesco International Equity Fund

markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

First $500 million	0.850%

Next $500 million	0.750%

Next $1 billion	0.700%

Next $3 billion	0.670%

Over $5 billion	0.650%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least February 28, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.23%, 1.98%, 1.48%, 0.85%, 0.85% and 0.80%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2020, the Adviser waived advisory fees of $37,456 and reimbursed class level expenses of $86,762, $8,436, $10,454, $121,250, $0 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $20,131 in front-end sales commissions from the sale of Class A shares and $0 and $556 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2020, the Fund incurred $2,900 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 - Prices are determined using quoted prices in an active market for identical assets.

18                      Invesco International Equity Fund

Level 2 - Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 - Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$ 23,549,220	$-	$-	$ 23,549,220
Brazil	11,908,184	-	-	11,908,184
Canada	17,830,022	-	-	17,830,022
China	78,585,329	44,185,568	26	122,770,923
Denmark	-	32,530,692	-	32,530,692
France	-	100,322,317	-	100,322,317
Germany	-	155,357,090	-	155,357,090
Hong Kong	-	8,346,883	-	8,346,883
Japan	-	286,939,981	-	286,939,981
Netherlands	20,323,805	17,472,297	-	37,796,102
New Zealand	-	18,115,487	-	18,115,487
Poland	7,638,177	-	-	7,638,177
South Africa	16,257,806	25,024,629	-	41,282,435
South Korea	-	103,603,535	-	103,603,535
Spain	3,618,353	4,544,016	-	8,162,369
Sweden	-	6,507,032	-	6,507,032
Switzerland	37,644,948	15,882,241	-	53,527,189
Taiwan	25,876,159	-	-	25,876,159
United Kingdom	8,734,210	36,036,637	-	44,770,847
United States	90,133,980	29,267,328	-	119,401,308
Money Market Funds	71,515,216	-	-	71,515,216
Total Investments	$413,615,409	$884,135,733	$26	$1,297,751,168

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended October 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(13,995)

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts
Average notional value	$2,951,139

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,729.

19                      Invesco International Equity Fund

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended October 31, 2020, Period Ended October 31, 2019 and the Year Ended November 30, 2018:

	Year Ended October 31, 2020	Eleven months Ended October 31, 2019	Year Ended November 30, 2018
Ordinary income*	$33,604,175	$30,169,772	$6,009,415

Long-term capital gain	-	-	-

Total distributions	$33,604,175	$30,169,772	$6,009,415

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$11,627,809

Net unrealized appreciation – investments	280,197,002

Net unrealized appreciation – foreign currencies	106,114

Temporary book/tax differences	(151,863)

Capital loss carryforward	(206,433,122)

Shares of beneficial interest	1,246,685,427

Total net assets	$1,332,031,367

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$185,578,418	$20,854,704	$206,433,122

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $1,044,461,226 and $1,637,201,283, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$296,089,915

Aggregate unrealized (depreciation) of investments	(15,892,913)

Net unrealized appreciation of investments	$280,197,002

Cost of investments for tax purposes is $1,017,554,166.

20                      Invesco International Equity Fund

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currencies, on October 31, 2020, undistributed net investment income was decreased by $248,176 and undistributed net realized gain (loss) was increased by $248,176. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 11–Share Information

	Summary of Share Activity
	Year ended October 31, 2020(a)		Eleven months ended October 31, 2019		Year ended November 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	692,436	$14,038,067	1,640,929	$31,165,329	3,048,686	$66,743,236

Class B(b)	-	-	-	-	435	9,083

Class C	114,026	2,087,210	249,928	4,250,853	457,323	9,033,495

Class R	244,930	5,060,552	339,596	6,581,641	498,228	10,740,591

Class Y	1,419,957	30,169,133	1,828,775	36,331,191	7,787,432	173,301,233

Class R5(c)	-	-	518	10,000	-	-

Class R6	2,256,324	44,129,576	6,784,562	130,936,421	21,215,246	461,196,633

Issued as reinvestment of dividends:
Class A	116,635	2,519,320	109,652	2,061,465	529	11,736

Class C	8,411	161,900	9,476	158,911	-	-

Class R	12,437	265,283	8,865	164,617	-	-

Class Y	55,002	1,196,848	114,130	2,160,492	7,669	171,486

Class R6	1,352,711	29,029,171	1,365,818	25,499,813	264,076	5,822,882

Automatic conversion of Class C shares to Class A shares:
Class A	81,171	1,691,345	542,209	10,941,224	-	-

Class C	(91,367)	(1,691,345)	(610,311)	(10,941,224)	-	-

Reacquired:
Class A	(1,903,130)	(38,721,632)	(3,293,850)	(64,298,290)	(3,324,106)	(72,158,547)

Class B(b)	-	-	-	-	(29,993)	(608,600)

Class C	(337,212)	(6,108,690)	(578,794)	(10,122,339)	(465,394)	(8,857,715)

Class R	(276,642)	(5,642,296)	(264,043)	(5,175,374)	(207,447)	(4,435,710)

Class Y	(1,589,474)	(32,558,918)	(5,454,878)	(108,204,997)	(3,284,612)	(69,075,542)

Class R6	(28,424,686)	(591,263,423)	(15,831,394)	(307,578,277)	(8,630,768)	(180,371,120)

Net increase (decrease) in share activity	(26,268,471)	$(545,637,899)	(13,038,812)	$(256,058,544)	17,337,304	$391,523,141

(a)	77% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	All outstanding Class B shares converted to Class A shares on June 1, 2018.
(c)	Commencement date after the close of business on May 24, 2019.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

21                      Invesco International Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco International Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco International Equity Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statement of Changes in Net Assets	Financial Highlights

For the year ended October 31, 2020 and the period December 1, 2018 through October 31, 2019.	For the year ended October 31, 2020 and the period December 1, 2018 through October 31, 2019 for Class A, Class C, Class R, Class Y and Class R6. For the year ended October 31, 2020 and the period May 24, 2019 (inception of offering) through October 31, 2019 for Class R5.

The financial statements of Invesco International Equity Fund (formerly Oppenheimer International Equity Fund) as of and for the year ended November 30, 2018 and the financial highlights for each of the periods ended on or prior to November 30, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated January 22, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22                      Invesco International Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,160.90	$6.68	$1,018.95	$6.24	1.23%
Class C	1,000.00	1,156.50	10.73	1,015.18	10.03	1.98
Class R	1,000.00	1,159.40	8.03	1,017.70	7.51	1.48
Class Y	1,000.00	1,163.20	4.62	1,020.86	4.32	0.85
Class R5	1,000.00	1,163.50	4.30	1,021.17	4.01	0.79
Class R6	1,000.00	1,163.30	4.30	1,021.17	4.01	0.79

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

23                      Invesco International Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco International Equity Fund’s (formerly, Invesco Oppenheimer International Equity Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the

Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the MSCI EAFE® Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period, the fourth quintile for the three year period, and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with the Transaction and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board noted that the Fund’s underweight exposure to and stock selection in certain sectors, as well as its allocation to emerging market securities, detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group

24                      Invesco International Equity Fund

information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/ waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2019.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the

Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25                      Invesco International Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	4.36%
U.S. Treasury Obligations*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                      Invesco International Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                      Invesco International Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                      Invesco International Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                      Invesco International Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                      Invesco International Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc. Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc.

(formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                      Invesco International Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6                      Invesco International Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7                      Invesco International Equity Fund

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The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

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Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-06463 and 033-44611	Invesco Distributors, Inc.	O-IEQ-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco International Growth Fund
Nasdaq: A: AIIEX ⬛ C: AIECX ⬛ R: AIERX ⬛ Y: AIIYX ⬛ R5: AIEVX ⬛ R6: IGFRX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns.

Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco International Growth Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                      Invesco International Growth Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco International Growth Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco International Growth Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.97%
Class C Shares	1.20
Class R Shares	1.71
Class Y Shares	2.22
Class R5 Shares	2.32
Class R6 Shares	2.41
MSCI All Country World ex USA Index▼ (Broad Market Index)	-2.61
Custom Invesco International Growth Index⬛ (Style-Specific Index)	11.43
Lipper International Large-Cap Growth Funds Index◆ (Peer Group Index)	7.34
Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

At the start of the fiscal year, macroeconomic and geopolitical issues mostly abated providing a favorable backdrop for global equity returns. Central banks maintained accommodative policies and better economic data and signs of progress in US and China trade talks also supported global equities.

Global equity markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

At the end of the fiscal year, economic growth began to slow. This coincided with a resurgence in global infections with record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Global equity markets ended the fiscal year mixed, with emerging markets faring better than developed markets.

Regardless of the macroeconomic environment, we remain focused on our bottom-up investment approach of identifying attractive companies that fit our earnings, quality and valuation (EQV) process.

On the positive side, Fund holdings in the industrials sector outperformed those of the Fund’s style-specific benchmark, the Custom Invesco International Growth Index, contributing to relative performance. Within the sector, France-based Schneider Electric, a company that specializes in products and services which help to control/streamline energy consumption, Japan-based Nidec, a manufacturer of electric motors, and Switzerland-based Kuehne + Nagel, a global transport and logistics company, contributed to both absolute and relative results during the fiscal year. Not owning weak style-specific index performers, including Airbus and Safran, also added to relative return. Having no exposure to the weaker real estate and utilities sectors also had a positive impact on the Fund’s relative performance. On a geographic basis, the Fund’s holdings in India, Australia and South Korea outperformed those of the style-

specific benchmark index and contributed to relative return. Underweight exposure to India and Australia relative to the style-specific index added to relative results during the fiscal year as well.

Globally, growth stocks outperformed value stocks for the fiscal year. To illustrate, the MSCI All Country World ex-US Growth Index outperformed the MSCI All Country World ex-US Value Index by an astounding 27.37% for the fiscal year.1 In this momentum growth market, investors chased stocks with the faster earnings growth and focused less on fundamentals and valuation. Historically, momentum growth markets have been challenging for our conservative quality growth with a valuation bias (EQV) approach. As a result, it is not surprising that the Fund lagged its style-specific benchmark, while outperforming its broad market benchmark, the MSCI All Country World ex USA Index. Our investment process seeks sustainable growth and quality with lower volatility relative to more momentum growth oriented strategies.

The Fund’s relative underperformance versus the style-specific index was primarily driven by stock selection in the information technology (IT) and consumer discretionary sectors. Within the IT sector, weakness was seen in IT services companies Canada-based CGI and Spain-based Amadeus IT Group and Germany-based software company SAP. During the fiscal year, we exited our position in Amadeus IT Group due to a deterioration in its earnings that was COVID-related and limited visibility around turnaround of air travel. In the consumer discretionary sector, lack of exposure to strong style-specific index performers, including Chinese shopping platform Meituan-Dianping and Chinese automobile manufacturer NIO, hampered relative results. Additionally, underweight exposure to Alibaba and JD.com relative to the Fund’s style-specific index had a negative impact on relative return. Fund holdings in the communication services sector underperformed those of the style-specific index, detracting from relative results. Underweight exposure to communication services, the fiscal year’s strongest performing sector, hampered the Fund’s relative return as well. Geographically, the Fund’s holdings in China, Canada and the UK underperformed those of the style-specific index and were among the largest detractors from relative performance. Underweight exposure to the strong Chinese market also had a negative impact on relative return.

During the fiscal year, we continued to look for opportunities to improve the growth potential and quality of the Fund’s portfolio by adding companies based on our EQV outlook for each company. During the COVID-19 market selloff, our trading activity picked up to take advantage of the broadening opportunity set. We added several new holdings, including Mexico-based retailer Walmart de Mexico, Switzerland-based food and drink

4                      Invesco International Growth Fund

processing company Nestle, Switzerland-based pharmaceuticals company Roche and India’s largest private bank HDFC Bank.We sold several holdings during the fiscal year, including Germany-based financial services company Allianz, France-based testing, inspection and certification company Bureau Veritas, France-based concessions and construction company Vinci and UK-based contract foodservice company Compass Group. After owning Compass Group for over a decade, we exited this long-term holding due to concerns that earnings growth was less certain and valuation was not as attractive.

As always, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused investment process. We continue to look for high-quality companies that exhibit the following characteristics: strong organic growth; high returns on capital; pricing power; strong balance sheets; cash generation; and reasonable valuations. In addition, we continue to favor companies that are able to consistently generate cash during weak economic environments. Our balanced EQV-focused approach aligns with our goal of delivering attractive risk-adjusted returns over the long term.

We thank you for your continued investment in Invesco International Growth Fund.

1 Source: RIMES Technologies Corp.

Portfolio manager(s):

Brent Bates

Matthew Dennis

Mark Jason

Richard Nield

Clas Olsson

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5                      Invesco International Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/10

1	Source: Invesco, RIMES Technologies Corp.
2	Source: Lipper Inc.
3	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                      Invesco International Growth Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges
Class A Shares
Inception (4/7/92)	6.90%
10 Years	4.41
5 Years	3.51
1 Year	-3.63
Class C Shares
Inception (8/4/97)	4.76%
10 Years	4.38
5 Years	3.90
1 Year	0.29
Class R Shares
Inception (6/3/02)	6.30%
10 Years	4.75
5 Years	4.43
1 Year	1.71
Class Y Shares
Inception (10/3/08)	6.33%
10 Years	5.27
5 Years	4.95
1 Year	2.22
Class R5 Shares
Inception (3/15/02)	7.01%
10 Years	5.38
5 Years	5.04
1 Year	2.32
Class R6 Shares
10 Years	5.37%
5 Years	5.13
1 Year	2.41

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                      Invesco International Growth Fund

Invesco International Growth Fund’s investment objective is long-term growth of capital.

∎ Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.

∎ Unless otherwise noted, all data provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World ex USA® Index (Net) is an index considered representative of developed and emerging stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Custom Invesco International Growth Index is composed of the MSCI EAFE Growth Index through February 28, 2013, and the MSCI All Country World ex-U.S. Growth Index thereafter. The MSCI EAFE® Growth Index is an unmanaged index considered representative of growth stocks of Europe, Australasia and the Far East. The MSCI All Country World ex-U.S. Growth Index is a market capitalization weighted index that includes growth companies in developed and emerging markets, excluding the US. Both MSCI indexes are computed using the net return, which withholds applicable taxes for nonresident investors.

∎	The Lipper International Large-Cap Growth Funds Index is an unmanaged index considered representative of international large-cap growth funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

  This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                      Invesco International Growth Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Consumer Discretionary	17.90%
Industrials	17.41
Consumer Staples	15.67
Information Technology	15.08
Financials	13.34
Health Care	10.90
Communication Services	3.91
Materials	2.53
Money Market Funds Plus Other Assets Less Liabilities	3.26

Top 10 Equity Holdings*

		% of total net assets

1.	Alibaba Group Holding Ltd., ADR	3.99%
2.	Taiwan Semiconductor Manufacturing Co. Ltd.	3.08

3.	Broadcom, Inc.	3.00

4.	CGI, Inc., Class A	2.94

5.	Investor AB, Class B	2.80

6.	Canadian National Railway Co.	2.51

7.	Wolters Kluwer N.V.	2.44
8.	Wal-Mart de Mexico S.A.B. de C.V., Series V	2.39

9.	Nestle S.A.	2.31

10.	Tencent Holdings Ltd.	2.16

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

9                      Invesco International Growth Fund

Schedule of Investments

October 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–96.74%
Australia–0.61%
CSL Ltd.	104,242	$21,186,788

Brazil–1.87%
B3 S.A. - Brasil, Bolsa, Balcao	5,095,502	45,334,201

Banco Bradesco S.A., ADR	5,752,401	20,133,403

		65,467,604

Canada–5.45%
Canadian National Railway Co.	882,966	87,713,391

CGI, Inc., Class A(a)	1,660,738	103,049,771

		190,763,162

China–12.56%
Alibaba Group Holding Ltd., ADR(a)	458,420	139,675,990

China Mengniu Dairy Co. Ltd.(a)	9,038,000	42,526,172

JD.com, Inc., ADR(a)	399,252	32,547,023

Kweichow Moutai Co. Ltd., A Shares	78,374	19,591,176

New Oriental Education & Technology Group, Inc., ADR(a)	260,491	41,777,547

Tencent Holdings Ltd.	983,700	75,456,111

Wuliangye Yibin Co. Ltd., A Shares	855,276	31,290,612

Yum China Holdings, Inc.	1,064,404	56,658,225

		439,522,856

Denmark–2.20%
Carlsberg A/S, Class B	289,597	36,675,668

Novo Nordisk A/S, Class B	629,930	40,285,138

		76,960,806

France–4.76%
LVMH Moet Hennessy Louis Vuitton SE	73,117	34,326,970

Pernod Ricard S.A.	153,996	24,850,638

Sanofi	366,204	33,104,588

Schneider Electric SE	609,822	74,113,047

		166,395,243

Germany–4.90%
Beiersdorf AG	214,059	22,414,566

Deutsche Boerse AG	492,121	72,437,840

Knorr-Bremse AG	321,864	37,259,066

SAP SE	368,752	39,299,209

		171,410,681

Hong Kong–1.75%
AIA Group Ltd.	6,496,800	61,273,356

India–2.10%
HDFC Bank Ltd., ADR(a)	1,281,481	73,608,269

Ireland–2.82%
Flutter Entertainment PLC(a)	194,809	33,736,279

ICON PLC(a)	359,917	64,893,035

		98,629,314

Italy–2.13%
FinecoBank Banca Fineco S.p.A.(a)	5,451,955	74,663,166

	Shares	Value

Japan–13.58%
Asahi Group Holdings Ltd.	1,397,900	$43,327,712

FANUC Corp.	258,712	54,989,409

Hoya Corp.	568,900	64,411,970

Kao Corp.	442,200	31,439,307

Keyence Corp.	76,900	34,872,088

Koito Manufacturing Co. Ltd.	804,900	38,939,138

Komatsu Ltd.	2,345,500	52,644,279

Nidec Corp.	312,000	31,364,332

Olympus Corp.	1,271,800	24,317,070

SMC Corp.	71,600	37,804,893

Sony Corp.	732,400	61,043,430

		475,153,628

Macau–1.54%
Galaxy Entertainment Group Ltd.	8,180,090	53,957,624

Mexico–2.39%
Wal-Mart de Mexico S.A.B. de C.V., Series V	34,571,445	83,529,527

Netherlands–6.09%
ASML Holding N.V.	84,786	30,824,348

Heineken N.V.	347,941	30,893,928

Prosus N.V.(a)	663,345	66,305,136

Wolters Kluwer N.V.	1,051,428	85,225,957

		213,249,369

Singapore–0.61%
United Overseas Bank Ltd.	1,547,266	21,507,503

South Korea–3.62%
NAVER Corp.	237,364	61,188,728

Samsung Electronics Co. Ltd.	1,303,384	65,359,941

		126,548,669

Sweden–4.42%
Investor AB, Class B	1,628,961	97,867,688

Sandvik AB(a)	3,186,713	56,777,950

		154,645,638

Switzerland–9.20%
Alcon, Inc.(a)	700,792	39,744,936

Kuehne + Nagel International AG	332,692	66,456,100

Logitech International S.A.	491,072	41,365,042

Nestle S.A.	719,293	80,815,028

Novartis AG	305,198	23,819,506

Roche Holding AG	217,169	69,714,655

		321,915,267

Taiwan–3.08%
Taiwan Semiconductor Manufacturing Co. Ltd.	7,134,887	107,679,761

United Kingdom–3.05%
British American Tobacco PLC	950,776	30,207,956

Linde PLC	234,009	51,561,543

RELX PLC	1,258,499	24,909,658

		106,679,157

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco International Growth Fund

	Shares	Value
United States–8.01%
Amcor PLC, CDI	3,537,836	$36,867,595

Booking Holdings, Inc.(a)	41,644	67,567,390

Broadcom, Inc.	300,608	105,101,575

Philip Morris International, Inc.	997,379	70,833,856

		280,370,416

Total Common Stocks & Other Equity Interests (Cost $2,211,551,741)		3,385,117,804

Money Market Funds–2.23%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(b)(c)	26,972,261	26,972,261

	Shares	Value
Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(b)(c)	20,326,559	$20,334,690

Invesco Treasury Portfolio, Institutional Class, 0.01%(b)(c)	30,825,441	30,825,441

Total Money Market Funds (Cost $78,129,719)		78,132,392

TOTAL INVESTMENTS IN SECURITIES–98.97% (Cost $2,289,681,460)		3,463,250,196

OTHER ASSETS LESS LIABILITIES–1.03%		36,005,254

NET ASSETS–100.00%		$3,499,255,450

Investment Abbreviations:

ADR	– American Depositary Receipt
CDI	– CREST Depository Interest

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$28,006,209	$ 499,313,183	$(500,347,131)	$ -	$ -	$26,972,261	$311,770
Invesco Liquid Assets Portfolio, Institutional Class	20,021,672	357,893,647	(357,598,414)	(5,732)	23,517	20,334,690	303,343
Invesco Treasury Portfolio, Institutional Class	32,007,096	570,643,637	(571,825,292)	-	-	30,825,441	342,237
Total	$80,034,977	$1,427,850,467	$(1,429,770,837)	$(5,732)	$23,517	$78,132,392	$957,350

(c)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco International Growth Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in securities, at value (Cost $2,211,551,741)	$3,385,117,804

Investments in affiliated money market funds, at value (Cost $78,129,719)	78,132,392

Foreign currencies, at value (Cost $2,102,700)	2,102,636

Receivable for:
Investments sold	35,371,712

Fund shares sold	2,377,921

Dividends	13,812,603

Investment for trustee deferred compensation and retirement plans	796,021

Other assets	100,217

Total assets	3,517,811,306

Liabilities:
Payable for:
Investments purchased	11,513,879

Fund shares reacquired	3,725,708

Accrued fees to affiliates	1,547,948

Accrued trustees’ and officers’ fees and benefits	8,812

Accrued other operating expenses	883,172

Trustee deferred compensation and retirement plans	876,337

Total liabilities	18,555,856

Net assets applicable to shares outstanding	$3,499,255,450

Net assets consist of:
Shares of beneficial interest	$1,954,112,347

Distributable earnings	1,545,143,103

$3,499,255,450

Net Assets:
Class A	$1,262,456,167

Class C	$36,107,508

Class R	$47,493,246

Class Y	$751,517,782

Class R5	$486,807,908

Class R6	$914,872,839

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	40,279,202

Class C	1,279,490

Class R	1,538,660

Class Y	23,887,830

Class R5	15,205,118

Class R6	28,616,044

Class A:
Net asset value per share	$31.34

Maximum offering price per share (Net asset value of $31.34 ÷ 94.50%)	$33.16

Class C:
Net asset value and offering price per share	$28.22

Class R:
Net asset value and offering price per share	$30.87

Class Y:
Net asset value and offering price per share	$31.46

Class R5:
Net asset value and offering price per share	$32.02

Class R6:
Net asset value and offering price per share	$31.97

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco International Growth Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $7,343,800)	$69,976,686

Dividends from affiliated money market funds	957,350

Total investment income	70,934,036

Expenses:
Advisory fees	35,776,018

Administrative services fees	610,787

Custodian fees	574,761

Distribution fees:
Class A	3,395,251

Class C	453,686

Class R	260,429

Transfer agent fees – A, C, R and Y	4,398,218

Transfer agent fees – R5	523,550

Transfer agent fees – R6	40,956

Trustees’ and officers’ fees and benefits	73,549

Registration and filing fees	165,195

Reports to shareholders	308,312

Professional services fees	133,038

Other	86,596

Total expenses	46,800,346

Less: Fees waived and/or expense offset arrangement(s)	(151,847)

Net expenses	46,648,499

Net investment income	24,285,537

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	457,227,313

Foreign currencies	(63,115)

457,164,198

Change in net unrealized appreciation (depreciation) of:
Investment securities	(460,694,277)

Foreign currencies	539,902

(460,154,375)

Net realized and unrealized gain (loss)	(2,990,177)

Net increase in net assets resulting from operations	$21,295,360

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco International Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	2020	2019

Operations:
Net investment income	$24,285,537	$82,469,454

Net realized gain	457,164,198	397,801,741

Change in net unrealized appreciation (depreciation)	(460,154,375)	429,556,831

Net increase in net assets resulting from operations	21,295,360	909,828,026

Distributions to shareholders from distributable earnings:
Class A	(154,710,175)	(134,174,325)

Class C	(5,609,245)	(8,736,060)

Class R	(5,979,322)	(5,519,651)

Class Y	(111,599,569)	(137,588,829)

Class R5	(62,024,150)	(92,022,495)

Class R6	(160,535,126)	(152,009,506)

Total distributions from distributable earnings	(500,457,587)	(530,050,866)

Share transactions–net:
Class A	(129,056,281)	(239,943,699)

Class C	(14,011,693)	(51,239,152)

Class R	(9,275,895)	(9,430,841)

Class Y	(238,469,069)	(616,287,806)

Class R5	(193,580,515)	(451,501,058)

Class R6	(440,097,022)	(399,726,297)

Net increase (decrease) in net assets resulting from share transactions	(1,024,490,475)	(1,768,128,853)

Net increase (decrease) in net assets	(1,503,652,702)	(1,388,351,693)

Net assets:
Beginning of year	5,002,908,152	6,391,259,845

End of year	$3,499,255,450	$5,002,908,152

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco International Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period (b)	Total return	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/20	$34.10	$0.11	$0.62	$0.73	$(0.65)	$(2.84)	$(3.49)	$31.34	1.97%	$1,262,456	1.35	%(d)	1.35	%(d)	0.36	%(d)	35%
Year ended 10/31/19	31.92	0.38	4.55	4.93	(0.29)	(2.46)	(2.75)	34.10	17.23	1,534,830	1.33		1.33		1.20		22
Year ended 10/31/18	36.61	0.42	(4.18)	(3.76)	(0.60)	(0.33)	(0.93)	31.92	(10.55)	1,665,413	1.30		1.31		1.20		26
Year ended 10/31/17	30.83	0.30	5.85	6.15	(0.37)	–	(0.37)	36.61	20.19	2,396,149	1.31		1.32		0.89		25
Year ended 10/31/16	31.91	0.36	(1.06)	(0.70)	(0.38)	–	(0.38)	30.83	(2.16)	2,332,125	1.31		1.32		1.15		12
Class C
Year ended 10/31/20	31.01	(0.11)	0.56	0.45	(0.40)	(2.84)	(3.24)	28.22	1.20	36,108	2.10	(d)	2.10	(d)	(0.39	)(d)	35
Year ended 10/31/19	29.20	0.13	4.16	4.29	(0.02)	(2.46)	(2.48)	31.01	16.37	55,768	2.08		2.08		0.45		22
Year ended 10/31/18	33.55	0.14	(3.83)	(3.69)	(0.33)	(0.33)	(0.66)	29.20	(11.22)	105,735	2.05		2.06		0.45		26
Year ended 10/31/17	28.25	0.04	5.38	5.42	(0.12)	–	(0.12)	33.55	19.28	144,710	2.06		2.07		0.14		25
Year ended 10/31/16	29.25	0.11	(0.95)	(0.84)	(0.16)	–	(0.16)	28.25	(2.88)	160,642	2.06		2.07		0.40		12
Class R
Year ended 10/31/20	33.64	0.03	0.61	0.64	(0.57)	(2.84)	(3.41)	30.87	1.71	47,493	1.60	(d)	1.60	(d)	0.11	(d)	35
Year ended 10/31/19	31.49	0.30	4.51	4.81	(0.20)	(2.46)	(2.66)	33.64	16.99	62,045	1.58		1.58		0.95		22
Year ended 10/31/18	36.13	0.33	(4.13)	(3.80)	(0.51)	(0.33)	(0.84)	31.49	(10.78)	66,981	1.55		1.56		0.95		26
Year ended 10/31/17	30.41	0.21	5.80	6.01	(0.29)	–	(0.29)	36.13	19.94	99,556	1.56		1.57		0.64		25
Year ended 10/31/16	31.49	0.28	(1.05)	(0.77)	(0.31)	–	(0.31)	30.41	(2.44)	100,493	1.56		1.57		0.90		12
Class Y
Year ended 10/31/20	34.21	0.19	0.62	0.81	(0.72)	(2.84)	(3.56)	31.46	2.22	751,518	1.10	(d)	1.10	(d)	0.61	(d)	35
Year ended 10/31/19	32.05	0.46	4.55	5.01	(0.39)	(2.46)	(2.85)	34.21	17.51	1,091,697	1.08		1.08		1.45		22
Year ended 10/31/18	36.75	0.51	(4.19)	(3.68)	(0.69)	(0.33)	(1.02)	32.05	(10.31)	1,635,426	1.05		1.06		1.45		26
Year ended 10/31/17	30.96	0.38	5.87	6.25	(0.46)	–	(0.46)	36.75	20.47	2,427,028	1.06		1.07		1.14		25
Year ended 10/31/16	32.04	0.44	(1.05)	(0.61)	(0.47)	–	(0.47)	30.96	(1.89)	3,393,370	1.06		1.07		1.40		12
Class R5
Year ended 10/31/20	34.76	0.22	0.63	0.85	(0.75)	(2.84)	(3.59)	32.02	2.32	486,808	1.00	(d)	1.00	(d)	0.71	(d)	35
Year ended 10/31/19	32.48	0.50	4.63	5.13	(0.39)	(2.46)	(2.85)	34.76	17.66	735,592	0.98		0.98		1.55		22
Year ended 10/31/18	37.24	0.55	(4.25)	(3.70)	(0.73)	(0.33)	(1.06)	32.48	(10.25)	1,124,979	0.97		0.98		1.53		26
Year ended 10/31/17	31.37	0.41	5.95	6.36	(0.49)	–	(0.49)	37.24	20.57	1,543,192	0.98		0.99		1.22		25
Year ended 10/31/16	32.47	0.47	(1.08)	(0.61)	(0.49)	–	(0.49)	31.37	(1.85)	1,471,592	0.97		0.98		1.49		12
Class R6
Year ended 10/31/20	34.71	0.25	0.63	0.88	(0.78)	(2.84)	(3.62)	31.97	2.41	914,873	0.91	(d)	0.91	(d)	0.80	(d)	35
Year ended 10/31/19	32.49	0.53	4.61	5.14	(0.46)	(2.46)	(2.92)	34.71	17.74	1,522,977	0.90		0.90		1.63		22
Year ended 10/31/18	37.25	0.58	(4.25)	(3.67)	(0.76)	(0.33)	(1.09)	32.49	(10.15)	1,792,725	0.89		0.90		1.61		26
Year ended 10/31/17	31.38	0.45	5.94	6.39	(0.52)	–	(0.52)	37.25	20.68	2,427,136	0.89		0.90		1.31		25
Year ended 10/31/16	32.48	0.50	(1.08)	(0.58)	(0.52)	–	(0.52)	31.38	(1.76)	764,437	0.88		0.89		1.58		12

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $1,358,100, $45,369, $52,086, $875,387, $541,320 and $1,285,045 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco International Growth Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco International Growth Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

16                      Invesco International Growth Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks - Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed

17                      Invesco International Growth Fund

markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%

For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.86%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2020, the Adviser waived advisory fees of $142,626.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $134,087 in front-end sales commissions from the sale of Class A shares and $8,074 and $783 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level  1 - Prices are determined using quoted prices in an active market for identical assets.

18                      Invesco International Growth Fund

Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$21,186,788	$–	$21,186,788

Brazil	65,467,604	–	–	65,467,604

Canada	190,763,162	–	–	190,763,162

China	270,658,785	168,864,071	–	439,522,856

Denmark	–	76,960,806	–	76,960,806

France	–	166,395,243	–	166,395,243

Germany	–	171,410,681	–	171,410,681

Hong Kong	–	61,273,356	–	61,273,356

India	73,608,269	–	–	73,608,269

Ireland	64,893,035	33,736,279	–	98,629,314

Italy	–	74,663,166	–	74,663,166

Japan	–	475,153,628	–	475,153,628

Macau	–	53,957,624	–	53,957,624

Mexico	83,529,527	–	–	83,529,527

Netherlands	–	213,249,369	–	213,249,369

Singapore	–	21,507,503	–	21,507,503

South Korea	–	126,548,669	–	126,548,669

Sweden	–	154,645,638	–	154,645,638

Switzerland	–	321,915,267	–	321,915,267

Taiwan	–	107,679,761	–	107,679,761

United Kingdom	51,561,543	55,117,614	–	106,679,157

United States	243,502,821	36,867,595	–	280,370,416

Money Market Funds	78,132,392	–	–	78,132,392

Total Investments	$1,122,117,138	$2,341,133,058	$–	$3,463,250,196

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $9,221.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

19                      Invesco International Growth Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020	2019

Ordinary income*	$100,544,176	$70,036,296

Long-term capital gain	399,913,411	460,014,570

Total distributions	$500,457,587	$530,050,866

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$39,421,057

Undistributed long-term capital gain	409,155,495

Net unrealized appreciation – investments	1,096,666,913

Net unrealized appreciation - foreign currencies	633,439

Temporary book/tax differences	(733,801)

Shares of beneficial interest	1,954,112,347

Total net assets	$3,499,255,450

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to passive foreign investment companies and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2020.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $1,417,547,139 and $2,863,935,092, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,170,824,594

Aggregate unrealized (depreciation) of investments	(74,157,681)

Net unrealized appreciation of investments	$1,096,666,913

Cost of investments for tax purposes is $2,366,583,283.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on October 31, 2020, undistributed net investment income was increased by $31,368,080 and undistributed net realized gain was decreased by $31,368,080. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended October 31, 2020(a)		Year ended October 31, 2019

	Shares	Amount	Shares	Amount

Sold:
Class A	3,021,736	$ 91,353,669	4,300,951	$ 135,409,256

Class C	130,363	3,577,274	200,758	5,784,086

Class R	241,319	7,128,370	398,443	12,482,384

Class Y	4,672,896	140,357,208	7,320,451	225,503,606

Class R5	1,978,447	61,678,959	4,794,150	154,476,861

Class R6	12,442,813	392,370,901	6,800,896	219,346,459

20                      Invesco International Growth Fund

	Summary of Share Activity

	Year ended October 31, 2020(a)		Year ended October 31, 2019

	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:

Class A	4,316,223	$137,514,849	4,234,112	$119,655,985

Class C	175,747	5,073,827	306,892	7,939,305

Class R	189,966	5,972,526	197,548	5,517,505

Class Y	2,263,480	72,227,659	2,506,936	70,921,218

Class R5	1,844,768	59,844,271	2,665,867	76,537,027

Class R6	4,460,323	144,380,668	5,243,518	150,226,781

Automatic conversion of Class C shares to Class A shares:

Class A	254,538	8,004,884	1,379,952	41,674,000

Class C	(281,778)	(8,004,884)	(1,509,572)	(41,674,000)

Reacquired:

Class A	(12,317,676)	(365,929,683)	(17,080,338)	(536,682,940)

Class C	(543,223)	(14,657,910)	(820,235)	(23,288,543)

Class R	(737,251)	(22,376,791)	(878,118)	(27,430,730)

Class Y	(14,958,315)	(451,053,936)	(28,951,577)	(912,712,630)

Class R5	(9,782,237)	(315,103,745)	(20,930,076)	(682,514,946)

Class R6	(32,166,042)	(976,848,591)	(23,344,829)	(769,299,537)

Net increase (decrease) in share activity	(34,793,903)	$(1,024,490,475)	(53,164,271)	$(1,768,128,853)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

21                      Invesco International Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco International Growth Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22                      Invesco International Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,152.20	$7.30	$1,018.35	$6.85	1.35%
Class C	1,000.00	1,148.10	11.34	1,014.58	10.63	2.10
Class R	1,000.00	1,151.00	8.65	1,017.09	8.11	1.60
Class Y	1,000.00	1,153.60	5.95	1,019.61	5.58	1.10
Class R5	1,000.00	1,154.30	5.42	1,020.11	5.08	1.00
Class R6	1,000.00	1,155.00	4.93	1,020.56	4.62	0.91

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

23                      Invesco International Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco International Growth Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The

Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco

Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Custom Invesco International Growth Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of

24                      Invesco International Growth Fund

Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board noted that stock selection in and overweight and underweight exposures to certain sectors as well as the Fund’s cash position detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees and total expense ratio were in the fourth and fifth quintile, respectively, of its expense group and discussed with management reasons for such relative contractual management fees and total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2019.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

25                      Invesco International Growth Fund

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

26                      Invesco International Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31,

2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$399,913,411
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	12.94%
U.S. Treasury Obligations*	0.00%
Foreign Tax	$0.0628	per share
Foreign Source Income	$0.6036	per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27                      Invesco International Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                      Invesco International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                      Invesco International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                      Invesco International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                      Invesco International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                      Invesco International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6                      Invesco International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7                      Invesco International Growth Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-06463 and 033-44611	Invesco Distributors, Inc.	IGR-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco International Select Equity Fund
Nasdaq:
A: IZIAX ∎ C: IZICX ∎ R: IZIRX ∎ Y: IZIYX ∎ R5: IZIFX ∎ R6: IZISX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

    Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

    In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

    As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco International Select Equity Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                      Invesco International Select Equity Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco International Select Equity Fund (the Fund), at net asset value (NAV), outperformed the MSCI All Country World ex-USA Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	20.15%
Class C Shares	19.22
Class R Shares	19.85
Class Y Shares	20.46
Class R5 Shares	20.46
Class R6 Shares	20.37
MSCI All Country World ex-USA Index▼ (Broad Market Index)	-2.61
MSCI All Country World ex-U.S. Growth Index▼ (Style-Specific Index)	11.43
Lipper International Multi-Cap Growth Funds Index⬛ (Peer Group Index)
Source(s): ▼RIMES Technologies Corp.; ⬛Lipper Inc.	2.73

Market conditions and your Fund

At the start of the fiscal year, macroeconomic and geopolitical issues mostly abated providing a favorable backdrop for global equity returns. Central banks maintained accommodative policies and better economic data and signs of progress in US and China trade talks also supported global equities.

    Global equity markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the fiscal year, economic growth began to slow. This coincided with a resurgence in global infections with record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Global equity markets ended the fiscal year mixed, with emerging markets faring better than developed markets.

    During the fiscal year, stock selection in the consumer discretionary sector and underweight exposure to financials - a relatively weak sector during the fiscal year - were the largest contributors to the Fund’s performance relative to the MSCI All Country World ex-USA Index. Regionally, holdings in Europe ex-UK and emerging markets contributed to the Fund’s relative performance. Conversely, stock selection in the information technology sector was the largest detractor from the Fund’s relative performance. No specific regions detracted from the Fund’s relative returns during the fiscal year.

    The top contributors to the Fund’s performance relative to the MSCI All Country World ex-USA Index during the fiscal year included Alibaba Group Holding, a Chinese e-commerce company, and Prosus, a Netherlands-domiciled, international internet assets division of Naspers, which includes a significant stake in Tencent Holdings (not a Fund holding).

    The top detractors from the Fund’s performance relative to the MSCI All Country World ex-USA Index during the fiscal year included

Anheuser-Busch InBev, a global brewing company, and Liberty Global, an international cable company providing residential and commercial cable-based television, phone and internet services.

    During the fiscal year, the Fund’s new investments included Sands China, Virscend Education, Auto Trader, KE Holdings, Auto home and Eckert & Ziegler Strahlen. Generally, we sell Fund holdings when we believe they reach full valuation; if new, relatively more attractive investment opportunities exist; or if new information changes our thesis on the future of a business. As such, we sold Dominos Pizza, Liberty Latin America, Just Eat, Keyence, AmorePacific, Right-Move, Autohome, Nongfu Spring and Reckitt Benckiser.

    At the end of the fiscal year, the Fund’s largest over weight positions compared to the MSCI All Country World ex-USA Index were in the communication services, consumer discretionary and industrials sectors and from a regional perspective, in emerging markets and Europe ex-U.K. Conversely, the Fund’s largest underweight positions were in the financials and materials sectors, and in Japan and Canada.

    As always, the Fund’s country and sector allocations are the result of our bottom-up, fundamental stock selection process, and are not based on the characteristics of the Fund’s benchmark.

    We thank you for your investment in Invesco International Select Equity Fund.

Portfolio manager(s):

Jeff Feng

Matt Peden

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

4                      Invesco International Select Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/21/15

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

5                      Invesco International Select Equity Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges

Class A Shares
Inception (12/21/15)	10.01%
1 Year	13.53

Class C Shares
Inception (12/21/15)	10.45%
1 Year	18.22

Class R Shares
Inception (12/21/15)	10.99%
1 Year	19.85

Class Y Shares
Inception (12/21/15)	11.56%
1 Year	20.46

Class R5 Shares
Inception (12/21/15)	11.55%
1 Year	20.46

Class R6 Shares
Inception (12/21/15)	11.54%
1 Year	20.37

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

6                      Invesco International Select Equity Fund

Invesco International Select Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World ex-USA® Index (Net) is an index considered representative of developed and emerging market stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The MSCI All Country World ex- U.S. Growth Index is an unmanaged index considered representative of growth stocks across developed and emerging markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎	The Lipper International Multi-Cap Growth Funds Index is an unmanaged index considered representative of international multi-cap growth funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

7                      Invesco International Select Equity Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Consumer Discretionary	34.84%
Industrials	20.11
Communication Services	13.96
Information Technology	10.49
Consumer Staples	6.96
Health Care	4.87
Financials	2.47
Other Sectors, Each Less than 2% of Net Assets	0.97
Money Market Funds Plus Other Assets Less Liabilities	5.33

Top 10 Equity Holdings*

		% of total net assets
1.	Alibaba Group Holding Ltd., ADR	7.57%
2.	Prosus N.V.	6.89
3.	Gree Electric Appliances, Inc. of Zhuhai, A Shares	5.28
4.	Scout24 AG	4.09
5.	Corporate Travel Management Ltd.	4.05
6.	Eurofins Scientific SE	3.90
7.	Howden Joinery Group PLC	3.79
8.	Kweichow Moutai Co. Ltd., A Shares	3.70
9.	Samsung Electronics Co. Ltd., Preference Shares	3.66
10.	Sands China Ltd.	3.56

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

8                      Invesco International Select Equity Fund

Schedule of Investments

October 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–94.67%

Australia–4.05%

Corporate Travel Management Ltd.(a)	837,557	$8,607,709

Belgium–2.33%

Anheuser-Busch InBev S.A./N.V.	95,256	4,946,592

Canada–2.60%
Ritchie Bros. Auctioneers, Inc.	91,065	5,521,271

China–25.20%
Alibaba Group Holding Ltd., ADR(a)	52,800	16,087,632

Focus Media Information Technology Co. Ltd., A Shares	5,356,725	7,495,923

Gree Electric Appliances, Inc. of Zhuhai, A Shares	1,281,555	11,227,651

KE Holdings, Inc., ADR(a)	29,732	2,073,807

Kweichow Moutai Co. Ltd., A Shares	31,471	7,866,817

MINISO Group Holding Ltd., ADR(a)	111,540	2,130,414

Virscend Education Co. Ltd.(b)	25,237,000	6,687,725

		53,569,969

Denmark–1.90%
DSV Panalpina A/S	24,928	4,039,293

Finland–2.46%
Enento Group OYJ(b)	139,143	5,234,440

France–5.38%
Bureau Veritas S.A.(a)	182,769	4,027,470

Edenred	158,685	7,409,741

		11,437,211

Germany–5.05%
Eckert & Ziegler Strahlen- und Medizintechnik AG	44,561	2,042,621

Scout24 AG(b)	107,815	8,707,070

		10,749,691

Hong Kong–2.47%
AIA Group Ltd.	556,200	5,245,696

Japan–13.82%
FANUC Corp.	29,700	6,312,755

Kao Corp.	28,000	1,990,730

MISUMI Group, Inc.	118,100	3,511,307

SMC Corp.	5,600	2,956,807

	Shares	Value

Japan–(continued)
SoftBank Group Corp.	114,100	$7,498,363

Sony Corp.	85,200	7,101,175

		29,371,137

Luxembourg–3.90%
Eurofins Scientific SE(a)	10,403	8,302,269

Macau–3.56%
Sands China Ltd.	2,161,200	7,574,732

Netherlands–6.89%
Prosus N.V.(a)	146,519	14,645,414

Poland–0.79%
Benefit Systems S.A.(a)	11,930	1,673,926

South Korea–3.66%
Samsung Electronics Co. Ltd., Preference Shares	175,270	7,776,777

Spain–3.35%
Amadeus IT Group S.A.	148,588	7,122,087

United Kingdom–7.26%
Auto Trader Group PLC(b)	394,168	2,958,754

Clarkson PLC	54,325	1,414,899

Howden Joinery Group PLC(a)	974,745	8,047,264

Liberty Global PLC, Class A(a)	158,499	3,008,311

		15,429,228

Total Common Stocks & Other Equity Interests (Cost $161,367,628)		201,247,442

Money Market Funds–5.46%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(c)(d)	4,062,975	4,062,975

Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(c)(d)	2,894,507	2,895,665

Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	4,643,401	4,643,401

Total Money Market Funds (Cost $11,602,275)		11,602,041

TOTAL INVESTMENTS IN SECURITIES–100.13% (Cost $172,969,903)		212,849,483

OTHER ASSETS LESS LIABILITIES–(0.13)%		(281,343)

NET ASSETS–100.00%		$212,568,140

Investment Abbreviations:

ADR – American Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco International Select Equity Fund

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $23,587,989, which represented 11.10% of the Fund’s Net Assets.

(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,428,698	$54,418,408	$(51,784,131)	$-	$-	$4,062,975	$7,814
Invesco Liquid Assets Portfolio, Institutional Class	1,021,215	38,914,894	(37,039,575)	(325)	(544)	2,895,665	7,958
Invesco Treasury Portfolio, Institutional Class	1,632,797	62,192,467	(59,181,863)	-	-	4,643,401	8,657
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	4,083,776	(4,083,776)	-	-	-	108	*
Invesco Private Prime Fund	-	1,362,296	(1,362,416)	-	120	-	77	*
Total	$4,082,710	$160,971,841	$(153,451,761)	$(325)	$(424)	$11,602,041	$24,614

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco International Select Equity Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in securities, at value (Cost $161,367,628)	$201,247,442

Investments in affiliated money market funds, at value (Cost $11,602,275)	11,602,041

Foreign currencies, at value (Cost $531,274)	532,440

Receivable for:
Investments sold	265,965

Fund shares sold	8,909

Dividends	230,732

Investment for trustee deferred compensation and retirement plans	12,968

Other assets	19,071

Total assets	213,919,568

Liabilities:
Payable for:
Investments purchased	599,790

Fund shares reacquired	520,820

Accrued fees to affiliates	103,637

Accrued trustees’ and officers’ fees and benefits	104

Accrued other operating expenses	114,109

Trustee deferred compensation and retirement plans	12,968

Total liabilities	1,351,428

Net assets applicable to shares outstanding	$212,568,140

Net assets consist of:
Shares of beneficial interest	$176,257,618

Distributable earnings	36,310,522

$212,568,140

Net Assets:
Class A	$10,026,579

Class C	$791,887

Class R	$289,570

Class Y	$3,925,645

Class R5	$13,582

Class R6	$197,520,877

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	740,772

Class C	59,614

Class R	21,541

Class Y	289,340

Class R5	1,001

Class R6	14,561,370

Class A:
Net asset value per share	$13.54

Maximum offering price per share (Net asset value of $13.54 ÷ 94.50%)	$14.33

Class C:
Net asset value and offering price per share	$13.28

Class R:
Net asset value and offering price per share	$13.44

Class Y:
Net asset value and offering price per share	$13.57

Class R5:
Net asset value and offering price per share	$13.57

Class R6:
Net asset value and offering price per share	$13.56

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco International Select Equity Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $110,553)	$955,315

Dividends from affiliates (includes securities lending income of $4,774)	29,203

Total investment income	984,518

Expenses:
Advisory fees	1,297,592

Administrative services fees	15,738

Custodian fees	38,222

Distribution fees:
Class A	18,315

Class C	7,802

Class R	1,248

Transfer agent fees – A, C, R and Y	26,254

Transfer agent fees – R6	1,297

Trustees’ and officers’ fees and benefits	18,809

Registration and filing fees	75,270

Reports to shareholders	28,299

Professional services fees	53,497

Other	21,451

Total expenses	1,603,794

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(376,787)

Net expenses	1,227,007

Net investment income (loss)	(242,489)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	621,282

Foreign currencies	(87,499)

533,783

Change in net unrealized appreciation of:
Investment securities	26,536,131

Foreign currencies	3,824

26,539,955

Net realized and unrealized gain	27,073,738

Net increase in net assets resulting from operations	$26,831,249

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco International Select Equity Fund

Statement of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	2020	2019

Operations:
Net investment income (loss)	$(242,489)	$2,628,850

Net realized gain (loss)	533,783	(3,796,953)

Change in net unrealized appreciation	26,539,955	19,494,424

Net increase in net assets resulting from operations	26,831,249	18,326,321

Distributions to shareholders from distributable earnings:
Class A	(119,834)	(261,379)

Class C	(10,848)	(61,039)

Class R	(4,091)	(5,692)

Class Y	(72,461)	(233,862)

Class R5	(257)	(710)

Class R6	(2,419,527)	(6,889,723)

Total distributions from distributable earnings	(2,627,018)	(7,452,405)

Share transactions–net:
Class A	2,902,705	1,004,435

Class C	(138,544)	(444,675)

Class R	20,555	125,063

Class Y	144,870	(5,416,992)

Class R6	63,982,441	(2,081,185)

Net increase (decrease) in net assets resulting from share transactions	66,912,027	(6,813,354)

Net increase in net assets	91,116,258	4,060,562

Net assets:
Beginning of year	121,451,882	117,391,320

End of year	$212,568,140	$121,451,882

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco International Select Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/20	$11.49	$(0.05)	$2.33	$2.28	$(0.23)	$–	$(0.23)	$13.54	20.15%	$10,027	1.12	%(d)	1.60	%(d)	(0.41	)%(d)	59%
Year ended 10/31/19	10.52	0.22 (e)	1.42	1.64	(0.07)	(0.60)	(0.67)	11.49	16.99	5,852	1.11		1.60		2.06	(e)	35
Year ended 10/31/18	13.01	0.09	(1.51)	(1.42)	(0.10)	(0.97)	(1.07)	10.52	(11.93)	4,333	1.11		1.62		0.72		46
Year ended 10/31/17	10.98	0.08	2.41	2.49	(0.10)	(0.36)	(0.46)	13.01	23.77	5,436	1.14		1.70		0.71		43
Period ended 10/31/16(f)	10.00	0.07	0.91	0.98	–	–	–	10.98	9.80	3,378	1.32	(g)	1.90	(g)	0.81	(g)	35
Class C
Year ended 10/31/20	11.28	(0.13)	2.28	2.15	(0.15)	–	(0.15)	13.28	19.22	792	1.87	(d)	2.35	(d)	(1.16	)(d)	59
Year ended 10/31/19	10.35	0.14 (e)	1.39	1.53	–	(0.60)	(0.60)	11.28	16.03	811	1.86		2.35		1.31	(e)	35
Year ended 10/31/18	12.86	(0.00)	(1.48)	(1.48)	(0.06)	(0.97)	(1.03)	10.35	(12.55)	1,192	1.86		2.37		(0.03)		46
Year ended 10/31/17	10.91	(0.00)	2.38	2.38	(0.07)	(0.36)	(0.43)	12.86	22.88	2,167	1.89		2.45		(0.04)		43
Period ended 10/31/16(f)	10.00	0.01	0.90	0.91	–	–	–	10.91	9.10	50	2.07	(g)	2.65	(g)	0.06	(g)	35
Class R
Year ended 10/31/20	11.41	(0.08)	2.32	2.24	(0.21)	–	(0.21)	13.44	19.85	290	1.37	(d)	1.85	(d)	(0.66	)(d)	59
Year ended 10/31/19	10.46	0.19 (e)	1.40	1.59	(0.04)	(0.60)	(0.64)	11.41	16.60	227	1.36		1.85		1.81	(e)	35
Year ended 10/31/18	12.95	0.06	(1.49)	(1.43)	(0.09)	(0.97)	(1.06)	10.46	(12.09)	89	1.36		1.87		0.47		46
Year ended 10/31/17	10.95	0.05	2.40	2.45	(0.09)	(0.36)	(0.45)	12.95	23.44	61	1.39		1.95		0.46		43
Period ended 10/31/16(f)	10.00	0.05	0.90	0.95	–	–	–	10.95	9.50	15	1.57	(g)	2.15	(g)	0.56	(g)	35
Class Y
Year ended 10/31/20	11.51	(0.02)	2.34	2.32	(0.26)	–	(0.26)	13.57	20.46	3,926	0.87	(d)	1.35	(d)	(0.16	)(d)	59
Year ended 10/31/19	10.56	0.25 (e)	1.41	1.66	(0.11)	(0.60)	(0.71)	11.51	17.24	3,299	0.86		1.35		2.31	(e)	35
Year ended 10/31/18	13.04	0.12	(1.51)	(1.39)	(0.12)	(0.97)	(1.09)	10.56	(11.68)	8,594	0.86		1.37		0.97		46
Year ended 10/31/17	11.00	0.11	2.40	2.51	(0.11)	(0.36)	(0.47)	13.04	24.04	7,499	0.89		1.45		0.96		43
Period ended 10/31/16(f)	10.00	0.10	0.90	1.00	–	–	–	11.00	10.00	2,810	1.07	(g)	1.65	(g)	1.06	(g)	35
Class R5
Year ended 10/31/20	11.51	(0.02)	2.34	2.32	(0.26)	–	(0.26)	13.57	20.46	14	0.87	(d)	1.12	(d)	(0.16	)(d)	59
Year ended 10/31/19	10.56	0.25 (e)	1.41	1.66	(0.11)	(0.60)	(0.71)	11.51	17.23	12	0.86		1.14		2.31	(e)	35
Year ended 10/31/18	13.04	0.12	(1.51)	(1.39)	(0.12)	(0.97)	(1.09)	10.56	(11.68)	11	0.86		1.19		0.97		46
Year ended 10/31/17	11.00	0.11	2.40	2.51	(0.11)	(0.36)	(0.47)	13.04	24.04	13	0.89		1.30		0.96		43
Period ended 10/31/16(f)	10.00	0.10	0.90	1.00	–	–	–	11.00	10.00	11	1.07	(g)	1.61	(g)	1.06	(g)	35
Class R6
Year ended 10/31/20	11.51	(0.02)	2.33	2.31	(0.26)	–	(0.26)	13.56	20.37	197,521	0.87	(d)	1.12	(d)	(0.16	)(d)	59
Year ended 10/31/19	10.56	0.25 (e)	1.41	1.66	(0.11)	(0.60)	(0.71)	11.51	17.24	111,252	0.86		1.14		2.31	(e)	35
Year ended 10/31/18	13.03	0.12	(1.50)	(1.38)	(0.12)	(0.97)	(1.09)	10.56	(11.61)	103,172	0.86		1.19		0.97		46
Year ended 10/31/17	11.00	0.11	2.39	2.50	(0.11)	(0.36)	(0.47)	13.03	23.94	91,527	0.89		1.30		0.96		43
Period ended 10/31/16(f)	10.00	0.10	0.90	1.00	–	–	–	11.00	10.00	52,208	1.07	(g)	1.61	(g)	1.06	(g)	35

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $7,326, $780, $250, $3,193, $12 and $127,219 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during year ended October 31, 2019. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.06 and 0.57%, $(0.02) and (0.18)%, $0.03 and 0.32%, $0.09 and 0.82%, $0.09 and 0.82%, and $0.09 and 0.82% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Commencement date of December 21, 2015.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco International Select Equity Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco International Select Equity Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

15                      Invesco International Select Equity Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

16                      Invesco International Select Equity Fund

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.935%

Next $250 million	0.910%

Next $500 million	0.885%

Next $1.5 billion	0.860%

Next $2.5 billion	0.835%

Next $2.5 billion	0.810%

Next $2.5 billion	0.785%

Over $10 billion	0.760%

For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.93%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.12%, 1.87%, 1.37%, 0.87%, 0.87% and 0.87%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2020, the Adviser waived advisory fees of $349,045 and reimbursed class level expenses of $16,688, $1,768, $567, $7,230, $0 and $1,297 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

17                      Invesco International Select Equity Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $2,019 in front-end sales commissions from the sale of Class A shares and $0 and $11 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 - Prices are determined using quoted prices in an active market for identical assets.

Level 2 - Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 - Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$-	$8,607,709	$ -	$8,607,709

Belgium	-	4,946,592	-	4,946,592

Canada	5,521,271	-	-	5,521,271

China	20,291,853	33,278,116	-	53,569,969

Denmark	-	4,039,293	-	4,039,293

Finland	-	5,234,440	-	5,234,440

France	-	11,437,211	-	11,437,211

Germany	-	10,749,691	-	10,749,691

Hong Kong	-	5,245,696	-	5,245,696

Japan	-	29,371,137	-	29,371,137

Luxembourg	-	8,302,269	-	8,302,269

Macau	-	7,574,732	-	7,574,732

Netherlands	-	14,645,414	-	14,645,414

Poland	-	1,673,926	-	1,673,926

South Korea	-	7,776,777	-	7,776,777

Spain	-	7,122,087	-	7,122,087

United Kingdom	3,008,311	12,420,917	-	15,429,228

Money Market Funds	11,602,041	-	-	11,602,041

Total Investments	$40,423,476	$172,426,007	$ -	$212,849,483

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $192.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

18                      Invesco International Select Equity Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020	2019

Ordinary income*	$2,627,018	$1,179,076

Long-term capital gain	-	6,273,329

Total distributions	$2,627,018	$7,452,405

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Net unrealized appreciation – investments	$38,475,066

Net unrealized appreciation – foreign currencies	7,293

Temporary book/tax differences	(9,818)

Late-Year ordinary loss deferral	(198,596)

Capital loss carryforward	(1,963,423)

Shares of beneficial interest	176,257,618

Total net assets	$212,568,140

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2020, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$-	$1,963,423	$1,963,423

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $135,311,773 and $78,183,081, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$43,893,066

Aggregate unrealized (depreciation) of investments	(5,418,000)

Net unrealized appreciation of investments	$38,475,066

Cost of investments for tax purposes is $174,374,417.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating loss and distributions, on October 31, 2020, undistributed net investment income (loss) was increased by $74,944, undistributed net realized gain (loss) was increased by $87,501 and shares of beneficial interest was decreased by $162,445. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended October 31, 2020(a)		Year ended October 31, 2019

	Shares	Amount	Shares	Amount

Sold:

Class A	542,344	$6,391,283	235,291	$2,507,996

Class C	22,898	259,990	27,714	290,309

Class R	7,869	93,582	12,556	136,256

Class Y	164,218	1,836,390	110,292	1,193,984

Class R6	10,757,097	135,655,541	1,123,421	12,123,681

19                      Invesco International Select Equity Fund

	Summary of Share Activity

	Year ended October 31, 2020(a)		Year ended October 31, 2019

	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:

Class A	9,178	$108,578	25,834	$242,582

Class C	925	10,796	6,448	59,834

Class R	330	3,885	540	5,047

Class Y	5,899	69,729	24,317	228,088

Class R6	204,676	2,419,270	734,436	6,889,012

Automatic conversion of Class C shares to Class A shares:

Class A	152	1,730	25,736	265,668

Class C	(154)	(1,730)	(26,056)	(265,668)

Reacquired:

Class A	(320,234)	(3,598,886)	(189,236)	(2,011,811)

Class C	(35,893)	(407,600)	(51,465)	(529,150)

Class R	(6,509)	(76,912)	(1,773)	(16,240)

Class Y	(167,457)	(1,761,249)	(661,489)	(6,839,064)

Class R6	(6,067,824)	(74,092,370)	(1,960,679)	(21,093,878)

Net increase (decrease) in share activity	5,117,515	$66,912,027	(564,113)	$(6,813,354)

(a)	93% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

20                      Invesco International Select Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco International Select Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco International Select Equity Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21                      Invesco International Select Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,279.80	$ 6.42	$1,019.51	$5.69	1.12%
Class C	1,000.00	1,274.50	10.69	1,015.74	9.48	1.87
Class R	1,000.00	1,278.80	7.85	1,018.25	6.95	1.37
Class Y	1,000.00	1,281.40	4.99	1,020.76	4.42	0.87
Class R5	1,000.00	1,281.40	4.99	1,020.76	4.42	0.87
Class R6	1,000.00	1,281.70	4.99	1,020.76	4.42	0.87

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

22                      Invesco International Select Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco International Select Equity Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The

Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco

Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Hong Kong Limited currently manages assets of the Fund.

    The Board noted that the Fund only had four years of performance history and compared the Fund’s investment performance during the past one and three years ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the MSCI All Country World ex-U.S. Growth Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period and the second quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one

23                      Invesco International Select Equity Fund

year period and reasonably comparable to the performance of the Index for the three year period. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees were in the fourth quintile of its expense group and discussed with management reasons for such relative contractual management fees.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

    The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2019.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

24                      Invesco International Select Equity Fund

    The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25                      Invesco International Select Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Qualified Dividend Income*	53.21%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                      Invesco International Select Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                      Invesco International Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                      Invesco International Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a Fin Tech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                      Invesco International Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                      Invesco International Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                      Invesco International Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6                      Invesco International Select Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020	Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                      Invesco International Select Equity Fund

Proxy Results

A Virtual Special Meeting (“Meeting”) of Shareholders of Invesco International Select Equity Fund (the “Fund”) was held on September 22, 2020. The Meeting was held for the following purpose:

(1). Approval of changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain
(1) Approval of changing the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction	5,093,812.92	14,511.12	2,117.88

T-8                      Invesco International Select Equity Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-06463 and 033-44611	Invesco Distributors, Inc.	ICO-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco International Small-Mid Company Fund

Effective September 30, 2020, Invesco Oppenheimer International Small-Mid

Company Fund was renamed Invesco International Small-Mid Company Fund.

Nasdaq:

A: OSMAX ∎ C: OSMCX ∎ R: OSMNX ∎ Y: OSMYX ∎ R5: INSLX ∎ R6: OSCIX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

    Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

    In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

    As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2 Invesco International Small-Mid Company Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and subadvisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco International Small-Mid Company Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco International Small-Mid Company Fund (the Fund), at net asset value (NAV), outperformed the MSCI All Country World ex USA SMID Cap Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.53%
Class C Shares	11.70
Class R Shares	12.26
Class Y Shares	12.81
Class R5 Shares	12.99
Class R6 Shares	12.97
MSCI All Country World ex USA SMID Cap Index▼	-2.00
MSCI All Country World ex USA Small Cap Index▼	0.07

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

At the start of the fiscal year, macroeconomic and geopolitical issues mostly abated providing a favorable backdrop for global equity returns. Central banks maintained accommodative policies and better economic data and signs of progress in US and China trade talks also supported global equities.

Global equity markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

At the end of the fiscal year, economic growth began to slow. This coincided with a resurgence in global infections with record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Global equity markets ended the fiscal year mixed, with emerging markets faring better than developed markets.

We are disciplined, long-term investors, focused on international small- and mid-cap companies that can compound returns for shareholders over time. We scour healthy and growing industries to find businesses that are built to last. We seek companies which are often leaders in their niche, are positioned to thrive in a wide range of economic environments and can deliver consistently high returns on capital.

The Fund delivered strong absolute and relative returns for the 12-month period ending October 31, 2020. The quality growth-oriented portfolio provided downside protection during the dramatic COVID-19-related sell-off in the first quarter of 2020 and has been participating very well in the market rallies since March. The Fund outperformed the MSCI All Country World ex USA SMID Cap Index as a result of both stock selection and asset allocation.

Top contributors to Fund performance relative to the MSCI All Country World ex USA SMID Cap Index during the fiscal year were Daifuku, Tecan Group and OBIC.

Daifuku, a Japanese company, is a leading provider of material handling systems used for factory and warehouse automation. Dai fuku has a diverse customer base with deep long-term relationships and an attractive after-sales services business. Daifuku is well positioned to continue to benefit from secular growth trends such as the rising demand for e-commerce.

Tecan Group is a Swiss provider of laboratory automation equipment and supplies. Serving the in vitro diagnostics market, Tecan leverages its broad applicability by pursuing an assay-agnostic strategy. We are attracted to its strong market position, as well as the high portion of its revenues which can be considered recurring, including a substantial mix of consumables.

OBIC is a Japanese producer of enterprise software to small and medium sized businesses there. Demand is rising as companies continue to digitize their businesses. Furthermore, OBIC is providing an increasing portion of its software through the cloud, as a service, which widens their margins. As the COVID-19 event speeds the trend toward digitization, OBIC is benefiting from that trend and the share price has reacted favorably.

Top detractors from Fund performance relative to the MSCI All Country World ex USA SMID Cap Index during the fiscal year were

TGS-NOPEC Geophysical (TGS-NOPEC), CAE and Dometic Group.

TGS-NOPEC, based in Norway, is a data analytics specialist focused exclusively on oil seismic studies for primarily offshore, but also onshore, deposits. TGS-NOPEC’s seismic surveys and related services are mission critical to its clients, although the cost of those services is a relatively small portion of its clients’ overall costs. The share price collapsed when the crude prices declined in late-March as commerce ground to a halt, and we took the opportunity to add shares to our existing position. Already an asset-light model (TGS-NOPEC does not own fleets), we believe that the company also has strategic potential to leverage artificial intelligence and machine learning to further enhance its model.

CAE is a Canadian company we had owned since 2015. CAE provides flight pilot training, using virtual technology simulators, to military and civilian clients. Aviation industry-related stocks declined during the COVID-19 market sell-off, including CAE. We have exited our position in favor of other opportunities.

Dometic Group is a Swedish company that provides specialized products and systems to the industrial and leisure transport industry for refrigeration, cooking, sanitation, climate control and safety. While we view Dometic’s long term prospects favorably, the cyclicality of its end markets, as well as a somewhat stretched balance sheet at risk of breaching debt covenants, encouraged us to use the position as a source of funds to acquire investments with more favorable risk/reward profiles.

Thank you for your continued investment in Invesco International Small-Mid Company Fund.

4 Invesco International Small-Mid Company Fund

Portfolio manager(s):

David Nadel

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5 Invesco International Small-Mid Company Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/10

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco International Small-Mid Company Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges

Class A Shares
Inception (11/17/97)	12.28%
10 Years	10.93
5 Years	9.78
1 Year	6.33

Class C Shares
Inception (11/17/97)	12.25%
10 Years	10.89
5 Years	10.20
1 Year	10.70

Class R Shares
Inception (3/1/01)	13.07%
10 Years	11.25
5 Years	10.75
1 Year	12.26

Class Y Shares
Inception (9/7/05)	11.85%
10 Years	11.88
5 Years	11.30
1 Year	12.81

Class R5 Shares
10 Years	11.62%
5 Years	11.15
1 Year	12.99

Class R6 Shares
Inception (12/29/11)	15.41%
5 Years	11.48
1 Year	12.97

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer International Small-Mid Company Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer International Small-Mid Company Fund. Note: The Fund was subsequently renamed the Invesco International Small-Mid Company Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7 Invesco International Small-Mid Company Fund

Invesco International Small-Mid Company Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI All Country World ex USA SMID Cap Index (Net) is designed to measure the equity market performance of small- and mid-cap developed and emerging markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI All Country World ex USA Small Cap Index (Net) represents the performance of small-cap stocks in developed and emerging markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco International Small-Mid Company Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Industrials	30.39%
Information Technology	23.90
Health Care	20.28
Materials	7.26
Consumer Discretionary	5.17
Financials	5.05
Communication Services	2.13
Other Sectors, Each Less than 2% of Net Assets	3.78
Money Market Funds Plus Other Assets Less Liabilities	2.04

Top 10 Equity Holdings*

		% of total net assets
1.	Carl Zeiss Meditec AG, BR	2.89%
2.	Nice Ltd., ADR	2.76
3.	Daifuku Co. Ltd.	2.57
4.	Partners Group Holding AG	2.54
5.	Obic Co. Ltd.	2.16
6.	Azbil Corp.	1.87
7.	Croda International PLC	1.78
8.	MonotaRO Co. Ltd.	1.73
9.	Tecan Group AG, Class R	1.72
10.	Ocado Group PLC	1.70

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

9                         Invesco International Small-Mid Company Fund

Schedule of Investments

October 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests–97.96%

Australia–5.57%
ALS Ltd.	9,636,015	$63,621,912
Ansell Ltd.	1,060,064	30,028,934
Bravura Solutions Ltd.(a)	19,527,062	40,415,125
carsales.com Ltd.	3,215,252	47,144,135
Cochlear Ltd.	642,399	96,239,022
IPH Ltd.(a)	12,688,062	58,796,540
Technology One Ltd.	10,221,625	64,421,462
		400,667,130

Brazil–1.60%
Odontoprev S.A.(a)	28,200,639	61,975,106
Pet Center Comercio e Participacoes S.A.(b)	3,990,442	12,344,190
TOTVS S.A.	8,631,437	40,615,341
		114,934,637

Canada–1.75%
Altus Group Ltd.	750,642	30,711,923
Descartes Systems Group, Inc. (The)(b)	1,115,803	59,831,094
Morneau Shepell, Inc.	1,776,817	35,515,002
		126,058,019

Denmark–3.32%
Chemometec A/S	618,580	35,755,277
Chr. Hansen Holding A/S	1,071,553	107,952,885
SimCorp A/S	794,940	95,032,104
		238,740,266

Finland–0.73%
Nokian Renkaat OYJ	1,708,927	52,584,470

France–2.92%
Alten S.A.(b)	893,977	71,544,535
BioMerieux	213,542	31,877,905
Gaztransport Et Technigaz S.A.	715,329	68,837,857
Interparfums S.A.(b)	482,077	21,938,694
Neurones	589,224	16,065,654
		210,264,645

Germany–9.15%
Amadeus Fire AG(b)	268,287	27,870,081
Carl Zeiss Meditec AG, BR	1,601,345	207,733,073
Fuchs Petrolub SE, Preference Shares	1,300,924	67,188,203
Nemetschek SE	973,680	70,449,913
New Work SE	226,280	58,919,548
Sartorius AG, Preference Shares	197,980	83,742,314
STRATEC SE	412,499	60,510,507
Symrise AG	665,054	82,214,999
		658,628,638

Iceland–2.42%
Marel HF(c)	11,065,504	53,475,917
Ossur HF	18,311,738	120,389,043
		173,864,960

India–1.04%
AIA Engineering Ltd.	1,351,050	31,023,689

	Shares	Value

India–(continued)
Larsen & Toubro Infotech Ltd.(c)	1,105,591	$43,609,068
		74,632,757

Ireland–0.52%
ICON PLC(b)	207,545	37,420,364

Israel–2.76%
Nice Ltd., ADR(b)	870,582	198,719,047

Italy–3.29%
DiaSorin S.p.A.	391,605	86,015,280
GVS S.p.A.(b)(c)	2,308,815	32,550,100
Interpump Group S.p.A.	896,242	33,842,352
Recordati Industria Chimica e Farmaceutica S.p.A.	887,800	46,020,099
Tinexta S.p.A.(b)	1,769,241	38,088,472
		236,516,303

Japan–21.81%
Ariake Japan Co. Ltd.	1,610,100	103,344,508
As One Corp.	339,663	49,342,620
Azbil Corp.	3,321,100	134,591,638
Benefit One, Inc.	2,123,700	53,063,450
Daifuku Co. Ltd.	1,797,900	185,192,371
Disco Corp.	167,100	44,889,088
Eiken Chemical Co. Ltd.	1,860,500	35,633,038
Fujitec Co. Ltd.	1,671,400	36,501,574
Fukui Computer Holdings, Inc.	884,400	27,035,280
Infomart Corp.	4,723,900	39,111,823
Japan Elevator Service Holdings Co. Ltd.	1,750,400	67,226,249
Mani, Inc.	322,700	8,091,627
Meitec Corp.	1,219,486	60,639,225
MISUMI Group, Inc.	1,295,800	38,526,268
MonotaRO Co. Ltd.	2,231,100	124,565,449
NSD Co. Ltd.	1,834,900	32,233,080
OBIC Business Consultants Co. Ltd.	1,753,100	94,552,068
Obic Co. Ltd.	874,200	155,237,023
SCSK Corp.	1,038,200	51,409,473
TechnoPro Holdings, Inc.	973,200	60,656,874
TKC Corp.	393,800	24,392,499
Trend Micro, Inc.	1,007,544	56,582,433
Tsuruha Holdings, Inc.	54,300	7,592,959
USS Co. Ltd.	4,317,248	79,336,934
		1,569,747,551

Jersey–0.79%
Sanne Group PLC	7,190,799	56,639,120

Netherlands–2.90%
ASM International N.V.	396,707	56,768,366
IMCD N.V.	926,679	107,394,080
Intertrust N.V.(c)	2,886,233	44,725,947
		208,888,393

New Zealand–1.09%
Fisher & Paykel Healthcare Corp. Ltd.	3,400,920	78,671,885

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco International Small-Mid Company Fund

	Shares	Value

Norway–0.56%
TGS NOPEC Geophysical Co. ASA	4,339,328	$40,005,942

Spain–0.49%
Applus Services S.A.(b)	4,537,216	35,562,153

Sweden–8.28%
AddTech AB, Class B	3,082,200	34,123,206
Alfa Laval AB(b)	2,567,673	52,119,549
Biotage AB(b)	2,124,632	35,414,642
Bravida Holding AB(c)	4,684,784	54,079,513
Elekta AB, Class B	4,463,526	52,351,872
Epiroc AB, Class A	279,173	4,173,487
Fortnox AB	1,094,347	34,165,837
Hexpol AB(b)	8,100,997	71,419,603
Karnov Group AB	2,886,503	17,815,351
Lifco AB, Class B	670,586	49,064,994
Loomis AB(b)	2,829,526	63,193,652
MIPS AB(c)	700,968	30,194,491
Mycronic AB	1,467,283	30,990,922
Sdiptech AB, Class B(a)(b)	2,490,923	44,803,829
Vitec Software Group AB, Class B	711,568	22,153,549
		596,064,497

Switzerland–10.73%
Belimo Holding AG	13,676	101,762,451
Bossard Holding AG, Class A	277,975	45,177,471
dormakaba Holding AG	120,403	55,314,400
Forbo Holding AG	26,962	41,237,892
Interroll Holding AG	12,580	33,760,581
Kardex Holding AG	323,938	57,029,106
LEM Holding S.A.	36,128	65,493,847
Partners Group Holding AG	203,235	183,001,849
Tecan Group AG, Class R	260,825	123,786,299
VZ Holding AG	784,864	65,838,407
		772,402,303

United Kingdom–15.57%
Abcam PLC	5,120,771	97,858,602

	Shares	Value

United Kingdom–(continued)
Ascential PLC(b)(c)	8,158,755	$29,243,236
Ashmore Group PLC	12,548,016	57,942,137
Croda International PLC	1,636,338	127,940,256
Diploma PLC	2,987,649	86,194,074
FDM Group Holdings PLC	4,107,016	53,258,942
Halma PLC	3,132,314	96,154,954
Howden Joinery Group PLC(b)	5,366,304	44,302,932
IMI PLC	4,113,084	55,259,151
Intertek Group PLC	297,502	21,479,439
Johnson Service Group PLC(a)(b)	25,218,811	28,576,830
Moneysupermarket.com Group PLC	10,871,159	34,262,538
Ocado Group PLC(b)	4,143,501	122,226,143
Restore PLC(a)(b)	9,098,351	37,754,427
Rotork PLC	11,224,677	40,903,748
Spirax-Sarco Engineering PLC	832,555	121,743,760
Victrex PLC	2,738,017	65,475,405
		1,120,576,574

United States–0.67%
Bruker Corp.	1,125,421	47,875,409
Total Common Stocks & Other Equity Interests (Cost $4_,751,244,096)		7,049,465,063

Money Market Funds–1.56%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(a)(d)	39,277,690	39,277,690
Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(a)(d)	28,038,689	28,049,904
Invesco Treasury Portfolio, Institutional Class, 0.01%(a)(d)	44,888,789	44,888,789
Total Money Market Funds (Cost $112,218,923)		112,216,383
TOTAL INVESTMENTS IN SECURITIES–99.52% (Cost $4,863,463,019)		7,161,681,446
OTHER ASSETS LESS LIABILITIES–0.48%		34,447,184
NET ASSETS–100.00%		$7,196,128,630

Investment Abbreviations:

ADR	– American Depositary Receipt
BR	– Bearer Shares

Notes to Schedule of Investments:

(a)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$588,934,676	$1,856,435,297	$(2,406,092,283)	$-	$-	$39,277,690	$2,399,378
Invesco Liquid Assets Portfolio, Institutional Class	-	80,749,259	(52,694,036)	(2,539)	(2,780)	28,049,904	5,609
Invesco Treasury Portfolio, Institutional Class	-	129,198,815	(84,310,026)	-	-	44,888,789	1,564

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco International Small-Mid Company Fund

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Other Affiliates:
AMG Capital Trust II	$49,384,237	$-	$(47,635,939)	$42,176,258	$(43,924,556)	$-	$-
Biocartis N.V.	21,488,283	-	(19,106,969)	18,265,010	(20,646,324)	-	-
Bravura Solutions Ltd.	-	52,125,400	-	(11,710,275)	-	40,415,125	480,806
Fujitec Co. Ltd.*	72,759,396	-	(50,188,227)	3,486,580	10,443,825	36,501,574	1,028,340
IPH Ltd.	-	69,290,684	-	(10,494,144)	-	58,796,540	1,942,068
IQE PLC	67,965,522	-	(43,400,190)	9,873,006	(34,438,338)	-	-
Istyle, Inc.	31,481,282	-	(25,574,353)	3,361,004	(9,267,933)	-	-
Johnson Service Group PLC	-	34,944,406	-	(6,367,576)	-	28,576,830	-
M&C Saatchi PLC	17,167,491	-	(8,838,107)	20,522,481	(28,851,865)	-	-
Materialise N.V., ADR	59,179,000	-	(51,708,000)	(7,165,501)	(305,499)	-	-
Mycronic AB*	99,759,667	-	(51,754,409)	(13,580,780)	(3,433,556)	30,990,922	311,011
New Work SE*	105,106,921	-	(33,740,913)	(30,032,067)	17,585,607	58,919,548	521,527
Odontoprev S.A.	-	94,957,525	(7,150,178)	(23,387,562)	(2,444,679)	61,975,106	1,143,520
Ossur HF*	166,277,568	-	(33,222,300)	(26,740,235)	14,074,010	120,389,043	399,434
PVA TePla AG	15,135,016	-	(11,530,723)	58,708	(3,663,001)	-	-
RaySearch Laboratories AB	40,142,140	-	(28,275,262)	(7,040,464)	(4,826,414)	-	-
Restore PLC	-	45,667,008	-	(7,912,581)	-	37,754,427	-
Sdiptech AB, Class B	-	27,841,679	-	16,962,150	-	44,803,829	-
SLM Solutions Group AG	17,981,027	-	(17,081,772)	1,024,533	(1,923,788)	-	-
STRATEC SE*	56,755,200	-	(38,311,283)	22,849,903	19,216,687	60,510,507	410,197
Tecan Group AG*	155,905,994	-	(147,828,840)	38,651,926	77,057,219	123,786,299	1,237,845
Ted Baker PLC	15,781,497	-	(14,622,683)	46,995,492	(48,154,306)	-	-
Theratechnologies, Inc.	15,974,489	-	(11,567,319)	11,557,264	(15,964,434)	-	-
UUUM, Inc.	81,243,851	-	(69,645,659)	(4,967,538)	(6,630,654)	-	-
WANdisco PLC	16,337,599	-	(13,481,792)	2,640,616	(5,496,423)	-	-
Zoo Digital Group PLC	7,813,467	-	(6,866,459)	3,665,763	(4,612,771)	-	-
Zotefoams PLC	15,667,998	-	(23,049,726)	16,127,980	(8,746,252)	-	-
Total	$1,718,242,321	$2,391,210,073	$(3,297,677,448)	$108,817,412	$(104,956,225)	$815,636,133	$9,881,299

*	At October 31, 2020, this security was no longer an affiliate of the Fund.

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $287,878,272, which represented 4.00% of the Fund’s Net Assets.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco International Small-Mid Company Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:

Investments in securities, at value (Cost $4,436,012,251)	$6,777,143,206
Investments in affiliates, at value (Cost $427,450,768)	384,538,240
Cash	6,541,384
Foreign currencies, at value (Cost $2,741,630)	2,739,936
Receivable for:
Investments sold	35,346,884
Fund shares sold	3,661,649
Dividends	22,578,357
Investment for trustee deferred compensation and retirement plans	217,025
Other assets	100,827
Total assets	7,232,867,508

Liabilities:

Payable for:
Investments purchased	25,895,033
Fund shares reacquired	6,420,587
Accrued foreign taxes	971,520
Accrued fees to affiliates	2,411,509
Accrued trustees’ and officers’ fees and benefits	58,073
Accrued other operating expenses	765,131
Trustee deferred compensation and retirement plans	217,025
Total liabilities	36,738,878
Net assets applicable to shares outstanding	$7,196,128,630

Net assets consist of:

Shares of beneficial interest	$4,367,915,522
Distributable earnings	2,828,213,108
$7,196,128,630

Net Assets:

Class A	$1,199,225,006
Class C	$135,265,253
Class R	$88,419,696
Class Y	$3,240,700,701
Class R5	$191,053
Class R6	$2,532,326,921

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	23,198,506
Class C	2,926,491
Class R	1,812,593
Class Y	63,179,569
Class R5	3,678
Class R6	49,148,565
Class A:
Net asset value per share	$51.69
Maximum offering price per share (Net asset value of $51.69 ÷ 94.50%)	$54.70
Class C:
Net asset value and offering price per share	$46.22
Class R:
Net asset value and offering price per share	$48.78
Class Y:
Net asset value and offering price per share	$51.29
Class R5:
Net asset value and offering price per share	$51.94
Class R6:
Net asset value and offering price per share	$51.52

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco International Small-Mid Company Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:

Dividends (net of foreign withholding taxes of $10,230,507)	$77,792,560
Dividends from affiliates	5,972,945
Total investment income	83,765,505

Expenses:
Advisory fees	67,671,451
Administrative services fees	1,076,540
Custodian fees	789,204
Distribution fees:
Class A	3,038,421
Class C	1,514,327
Class R	448,005
Transfer agent fees – A, C, R and Y	7,126,885
Transfer agent fees – R5	33
Transfer agent fees – R6	104,987
Trustees’ and officers’ fees and benefits	80,191
Registration and filing fees	186,925
Reports to shareholders	643,469
Professional services fees	80,899
Other	71,423
Total expenses	82,832,760
Less: Fees waived and/or expense offset arrangement(s)	(199,823)
Net expenses	82,632,937
Net investment income	1,132,568

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(247,323,575))	763,798,635
Affiliated investment securities	(104,956,225)
Foreign currencies	2,397,727
Forward foreign currency contracts	(252,883)
660,987,254
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $971,520)	(99,793,652)
Affiliated investment securities	108,817,412
Foreign currencies	802,427
9,826,187
Net realized and unrealized gain	670,813,441
Net increase in net assets resulting from operations	$671,946,009

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco International Small-Mid Company Fund

Statement of Changes in Net Assets

For the year ended October 31, 2020, period ended October 31, 2019, and the year ended August 31, 2019

	Year Ended October 31, 2020	Two Months Ended October 31, 2019	Year Ended August 31, 2019
Operations:
Net investment income (loss)	$1,132,568	$(2,209,265)	$13,988,958
Net realized gain	660,987,254	48,904,956	502,388,993
Change in net unrealized appreciation (depreciation)	9,826,187	304,627,726	(1,285,912,315)
Net increase (decrease) in net assets resulting from operations	671,946,009	351,323,417	(769,534,364)

Distributions to shareholders from distributable earnings:

Class A	(68,564,322)	–	(139,080,623)
Class C	(9,282,895)	–	(25,956,690)
Class R	(4,821,631)	–	(8,517,948)
Class Y	(199,590,573)	–	(435,294,440)
Class R5	(1,005)	–	–
Class R6	(135,725,491)	–	(272,368,594)
Total distributions from distributable earnings	(417,985,917)	–	(881,218,295)

Share transactions–net:

Class A	(273,141,625)	(34,872,319)	(121,699,037)
Class C	(46,452,075)	(9,868,630)	(95,796,785)
Class R	(11,979,326)	(3,241,275)	6,368,039
Class Y	(894,900,951)	(68,628,740)	(979,187,194)
Class R5	144,499	–	20,000
Class R6	(367,793,076)	(46,716,971)	(63,792,999)
Net increase (decrease) in net assets resulting from share transactions	(1,594,122,554)	(163,327,935)	(1,254,087,976)
Net increase (decrease) in net assets	(1,340,162,462)	187,995,482	(2,904,840,635)

Net assets:

Beginning of year	8,536,291,092	8,348,295,610	11,253,136,245
End of year	$7,196,128,630	$8,536,291,092	$8,348,295,610

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco International Small-Mid Company Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/20	$48.20	$(0.10)		$5.95	$5.85	$(0.18)	$(2.18)	$(2.36)	$51.69	12.53	%(e)	$1,199,225	1.34	%(e)(f)	1.34	%(e)(f)	(0.22	)%(e)(f)	73%
Two months ended 10/31/19	46.25	(0.03)		1.98	1.95	-	-	-	48.20	4.22		1,417,657	1.31	(g)	1.31	(g)	(0.37	)(g)	0	(h)
Year ended 08/31/19	54.54	(0.03)		(3.81)	(3.84)	(0.22)	(4.23)	(4.45)	46.25	(6.21)		1,394,542	1.36		1.36		(0.06)		28
Year ended 08/31/18	47.11	(0.05)		8.94	8.89	(0.37)	(1.09)	(1.46)	54.54	19.27		1,777,990	1.38		1.38		(0.10)		27
Year ended 08/31/17	38.28	(0.06)		8.95	8.89	(0.06)	-	(0.06)	47.11	23.25		2,260,943	1.41		1.41		(0.15)		22
Year ended 08/31/16	36.38	0.05		1.87	1.92	(0.02)	-	(0.02)	38.28	5.29		2,678,644	1.29		1.29		(0.14)		19
Class C
Year ended 10/31/20	43.62	(0.41)		5.34	4.93	(0.15)	(2.18)	(2.33)	46.22	11.70		135,265	2.10	(f)	2.10	(f)	(0.98	)(f)	73
Two months ended 10/31/19	41.91	(0.08)		1.79	1.71	-	-	-	43.62	4.08		177,238	2.07	(g)	2.07	(g)	(1.13	)(g)	0	(h)
Year ended 08/31/19	50.01	(0.35)		(3.52)	(3.87)	-	(4.23)	(4.23)	41.91	(6.91)		179,992	2.12		2.12		(0.82)		28
Year ended 08/31/18	43.36	(0.40)		8.22	7.82	(0.08)	(1.09)	(1.17)	50.01	18.37		323,001	2.13		2.13		(0.85)		27
Year ended 08/31/17	35.45	(0.34)		8.25	7.91	-	-	-	43.36	22.35		323,084	2.16		2.16		(0.91)		22
Year ended 08/31/16	33.92	(0.21)		1.74	1.53	-	-	-	35.45	4.48		339,118	2.04		2.04		(0.62)		19
Class R
Year ended 10/31/20	45.70	(0.21)		5.63	5.42	(0.16)	(2.18)	(2.34)	48.78	12.26		88,420	1.60	(f)	1.60	(f)	(0.48	)(f)	73
Two months ended 10/31/19	43.88	(0.05)		1.87	1.82	-	-	-	45.70	4.15		95,501	1.57	(g)	1.57	(g)	(0.63	)(g)	0	(h)
Year ended 08/31/19	52.05	(0.14)		(3.65)	(3.79)	(0.15)	(4.23)	(4.38)	43.88	(6.44)		94,864	1.61		1.61		(0.31)		28
Year ended 08/31/18	45.08	(0.17)		8.55	8.38	(0.32)	(1.09)	(1.41)	52.05	18.99		103,818	1.63		1.63		(0.35)		27
Year ended 08/31/17	36.67	(0.15)		8.56	8.41	-	-	-	45.08	22.93		91,019	1.66		1.66		(0.39)		22
Year ended 08/31/16	34.92	(0.05)		1.80	1.75	-	-	-	36.67	5.01		73,150	1.53		1.53		(0.15)		19
Class Y
Year ended 10/31/20	47.75	0.02		5.90	5.92	(0.20)	(2.18)	(2.38)	51.29	12.81		3,240,701	1.10	(f)	1.10	(f)	0.02	(f)	73
Two months ended 10/31/19	45.80	(0.01)		1.96	1.95	-	-	-	47.75	4.26		4,085,890	1.07	(g)	1.07	(g)	(0.13	)(g)	0	(h)
Year ended 08/31/19	54.15	0.08		(3.80)	(3.72)	(0.40)	(4.23)	(4.63)	45.80	(5.98)		3,986,316	1.12		1.12		0.18		28
Year ended 08/31/18	46.82	0.08		8.87	8.95	(0.53)	(1.09)	(1.62)	54.15	19.57		5,811,651	1.14		1.14		0.15		27
Year ended 08/31/17	38.06	0.05		8.87	8.92	(0.16)	-	(0.16)	46.82	23.55		4,125,091	1.16		1.16		0.13		22
Year ended 08/31/16	36.16	0.15		1.85	2.00	(0.10)	-	(0.10)	38.06	5.53		2,239,385	1.04		1.04		0.41		19
Class R5
Year ended 10/31/20	48.26	0.07		5.99	6.06	(0.20)	(2.18)	(2.38)	51.94	12.99		191	0.99	(f)	0.99	(f)	0.13	(f)	73
Two months ended 10/31/19	46.29	(0.01)		1.98	1.97	-	-	-	48.26	4.26		20	1.01	(g)	1.01	(g)	(0.07	)(g)	0	(h)
Period ended 08/31/19(i)	46.97	0.04		(0.72)	(0.68)	-	-	-	46.29	(1.45)		19	1.01	(g)	1.01	(g)	0.29	(g)	28
Class R6
Year ended 10/31/20	47.90	0.08		5.93	6.01	(0.21)	(2.18)	(2.39)	51.52	12.97		2,532,327	0.95	(f)	0.95	(f)	0.17	(f)	73
Two months ended 10/31/19	45.94	(0.00	)(j)	1.96	1.96	-	-	-	47.90	4.27		2,759,984	0.94	(g)	0.94	(g)	0.00	(g)(h)	0	(h)
Year ended 08/31/19	54.32	0.16		(3.82)	(3.66)	(0.49)	(4.23)	(4.72)	45.94	(5.82)		2,692,561	0.96		0.96		0.34		28
Year ended 08/31/18	46.95	0.16		8.90	9.06	(0.60)	(1.09)	(1.69)	54.32	19.77		3,236,676	0.96		0.96		0.32		27
Year ended 08/31/17	38.17	0.12		8.88	9.00	(0.22)	-	(0.22)	46.95	23.76		2,285,847	0.97		0.97		0.30		22
Year ended 08/31/16	36.23	0.21		1.87	2.08	(0.14)	-	(0.14)	38.17	5.75		1,272,537	0.85		0.85		0.57		19

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Does not include estimated acquired fund fees from underlying funds of 0.00%, 0.01%, 0.01%, 0.01% and 0.01% for the two months ended October 31, 2019 and the years ended August 31, 2019, 2018, 2017 and 2016, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended October 31, 2020.
(f)

Ratios are based on average daily net assets (000’s omitted) of $1,249,274, $151,433, $89,601, $3,411,468, $91 and $2,564,576 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(g)	Annualized.
(h)	Amount represents less than 0.005%.
(i)	Commencement date after the close of business on May 24, 2019.
(j)	Amount represents less than $(0.005) per share.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco International Small-Mid Company Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco International Small-Mid Company Fund, formerly Invesco Oppenheimer International Small-Mid Company Fund, (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is to seek capital appreciation.

    The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

17                         Invesco International Small-Mid Company Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

18                         Invesco International Small-Mid Company Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
Up to $500 million	1.000%
Next $500 million	0.950%
Next $4 billion	0.920%
Next $5 billion	0.900%
Next $10 billion	0.880%
Over $20 billion	0.870%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.91%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.38%, 2.13%, 1.63%, 1.14%, 1.01%, and 0.96%, respectively, of average daily net assets (the “expense limits”).In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2020, the Adviser waived advisory fees of $189,752.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $39,940 in front-end sales commissions from the sale of Class A shares and $104 and $1,925 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s

19                         Invesco International Small-Mid Company Fund

own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$–	$400,667,130	$–	$400,667,130
Brazil	114,934,637	–	–	114,934,637
Canada	126,058,019	–	–	126,058,019
Denmark	–	238,740,266	–	238,740,266
Finland	–	52,584,470	–	52,584,470
France	–	210,264,645	–	210,264,645
Germany	–	658,628,638	–	658,628,638
Iceland	–	173,864,960	–	173,864,960
India	–	74,632,757	–	74,632,757
Ireland	37,420,364	–	–	37,420,364
Israel	198,719,047	–	–	198,719,047
Italy	–	236,516,303	–	236,516,303
Japan	–	1,569,747,551	–	1,569,747,551
Jersey	–	56,639,120	–	56,639,120
Netherlands	–	208,888,393	–	208,888,393
New Zealand	–	78,671,885	–	78,671,885
Norway	–	40,005,942	–	40,005,942
Spain	–	35,562,153	–	35,562,153
Sweden	–	596,064,497	–	596,064,497
Switzerland	–	772,402,303	–	772,402,303
United Kingdom	–	1,120,576,574	–	1,120,576,574
United States	47,875,409	–	–	47,875,409
Money Market Funds	112,216,383	–	–	112,216,383
Total Investments	$637,223,859	$6,524,457,587	$–	$7,161,681,446

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended October 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(252,883)

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts
Average notional value	$1,020,743

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2020, the Fund engaged in securities purchases of $15,255,238 and securities sales of $284,874,675, which resulted in net realized gains (losses) of $(247,323,575).

20                         Invesco International Small-Mid Company Fund

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $10,071.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended October 31, 2020, Period Ended October 31, 2019 and the Year Ended August 31, 2019:

	Year Ended October 31, 2020	Two months Ended October 31, 2019	Year Ended August 31, 2019
Ordinary income*	$33,939,151	$–	$235,765,178
Long-term capital gain	384,046,766	–	645,453,117
Total distributions	$417,985,917	$–	$881,218,295

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020
Undistributed long-term capital gain	$628,487,974
Net unrealized appreciation – investments	2,197,857,365
Net unrealized appreciation – foreign currencies	855,813
Temporary book/tax differences	1,011,956
Shares of beneficial interest	4,367,915,522
Total net assets	$7,196,128,630

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to passive foreign investment companies and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2020.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $5,315,355,499 and $6,865,391,571, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$2,398,256,319
Aggregate unrealized (depreciation) of investments	(200,398,954)
Net unrealized appreciation of investments	$2,197,857,365

Cost of investments for tax purposes is $ 4,963,824,081.

21                         Invesco International Small-Mid Company Fund

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, equalization payment and net operating loss, on October 31, 2020, undistributed net investment income was increased by $94,022,673, undistributed net realized gain was decreased by $98,129,052 and shares of beneficial interest was increased by $4,106,379. This reclassification had no effect on the net assets of the Fund.

NOTE 12–Share Information

Summary of Share Activity
	Year ended October 31, 2020(a)		Two months ended October 31, 2019		Year ended August 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount
Sold:

Class A	2,296,145	$106,337,027	326,229	$15,360,516	4,657,721	$218,862,059
Class C	107,287	4,388,339	12,336	520,604	123,498	5,197,438
Class R	194,950	8,540,896	32,586	1,453,412	413,022	18,375,264
Class Y	12,902,285	595,865,488	1,893,257	88,237,648	15,184,170	697,565,533
Class R5	3,377	150,580	-	-	421	20,000
Class R6	8,492,922	391,167,074	1,069,455	49,949,769	11,458,099	533,041,328

Issued as reinvestment of dividends:

Class A	1,234,547	59,060,718	-	-	3,158,390	132,304,962
Class C	194,910	8,392,805	-	-	646,497	24,676,799
Class R	105,881	4,790,061	-	-	206,099	8,204,796
Class Y	3,355,855	158,933,304	-	-	9,781,788	405,063,860
Class R5	10	497	-	-	-	-
Class R6	2,728,217	129,644,859	-	-	6,378,561	264,646,520

Automatic conversion of Class C shares to Class A shares:
Class A	353,764	17,096,218	87,515	4,117,033	-	-
Class C	(394,301)	(17,096,218)	(96,619)	(4,117,033)	-	-

Reacquired:

Class A	(10,099,267)	(455,635,588)	(1,153,752)	(54,349,868)	(10,264,731)	(472,866,058)
Class C	(1,044,217)	(42,137,001)	(147,279)	(6,272,201)	(2,934,301)	(125,671,022)
Class R	(577,762)	(25,310,283)	(105,176)	(4,694,687)	(451,678)	(20,212,021)
Class Y	(38,648,222)	(1,649,699,743)	(3,360,875)	(156,866,388)	(45,259,264)	(2,081,816,587)
Class R5	(130)	(6,578)	-	-	-	-
Class R6	(19,689,164)	(888,605,009)	(2,066,823)	(96,666,740)	(18,807,451)	(861,480,847)
Net increase (decrease) in share activity	(38,482,913)	$(1,594,122,554)	(3,509,146)	$(163,327,935)	(25,709,159)	$(1,254,087,976)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 36% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 14% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 13–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

22                         Invesco International Small-Mid Company Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco International Small-Mid Company Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco International Small-Mid Company Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statement of Changes in Net Assets	Financial Highlights
For the year ended October 31, 2020, the period September 1, 2019 through October 31, 2019 and the year ended August 31, 2019.

For the year ended October 31, 2020, the period September 1, 2019 through October 31, 2019 and the year ended August 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.

For the year ended October 31, 2020, the period September 1, 2019 through October 31, 2019 and the period May 24, 2019 (inception of offering) through August 31, 2019 for Class R5.

The financial statements of Invesco International Small-Mid Company Fund (formerly Oppenheimer International Small-Mid Company Fund) as of and for the year ended August 31, 2018 and the financial highlights for each of the periods ended on or prior to August 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 25, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

23                         Invesco International Small-Mid Company Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(05/01/20)	(10/31/20)[1]	Period[2]	(10/31/20)	Period[2]	Ratio
Class A	$1,000.00	$1,225.50	$7.50	$1,018.40	$6.80	1.34%
Class C	1,000.00	1,220.80	11.72	1,014.58	10.63	2.10
Class R	1,000.00	1,224.10	8.95	1,017.09	8.11	1.60
Class Y	1,000.00	1,227.00	6.16	1,019.61	5.58	1.10
Class R5	1,000.00	1,227.90	5.54	1,020.16	5.03	0.99
Class R6	1,000.00	1,227.80	5.32	1,020.36	4.82	0.95

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

24                         Invesco International Small-Mid Company Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco International Small-Mid Company Fund’s (formerly, Invesco Oppenheimer International Small-Mid Company Fund) (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the MSCI ACWI ex USA SMID Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with the Transaction and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any

25                         Invesco International Small-Mid Company Fund

applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual and contractual management fees and total expense ratio were in the fourth quintile of its expense group. The Board discussed with management reasons for such relative actual and contractual management fees and total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

26                         Invesco International Small-Mid Company Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$409,546,766
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	1.15%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27                         Invesco International Small-Mid Company Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Interested Trustee
Martin L. Flanagan[1] -1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                          Invesco International Small-Mid Company Fund

Trustees and Officers-(continued)

	Trustee		Number of Funds in	Other Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                          Invesco International Small-Mid Company Fund

Trustees and Officers-(continued)

	Trustee		Number of Funds in	Other Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees–(continued)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                          Invesco International Small-Mid Company Fund

Trustees and Officers-(continued)

	Trustee		Number of Funds in	Other Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                          Invesco International Small-Mid Company Fund

Trustees and Officers–(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                          Invesco International Small-Mid Company Fund

Trustees and Officers–(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6                          Invesco International Small-Mid Company Fund

Trustees and Officers–(continued)

			Number of	Other
	Trustee		Funds in	Directorship(s)
Name, Year of Birth and	and/or		Fund Complex	Held by Trustee
Position(s)	Officer	Principal Occupation(s)	Overseen by	During Past 5
Held with the Trust	Since	During Past 5 Years	Trustee	Years
Officers–(continued)
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-7                          Invesco International Small-Mid Company Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-06463 and 033-44611	Invesco Distributors, Inc.	O-ISMC-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco Select Opportunities Fund
Nasdaq:
A: IZSAX ∎ C: IZSCX ∎ R: IZSRX ∎ Y: IZSYX ∎ R5: IZSIX ∎ R6: IZFSX

Letters to Shareholders
Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

    As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus

(COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

    Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

    In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities.

In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

    As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Select Opportunities Fund

Bruce Crockett

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can  use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light  of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of  the investment strategy described in the fund’s prospectus.

∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                      Invesco Select Opportunities Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Select Op-portunities Fund (the Fund), at net asset value (NAV), underperformed the MSCI All Country World Small Cap Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-5.43%
Class C Shares	-6.16
Class R Shares	-5.75
Class Y Shares	-5.20
Class R5 Shares	-5.27
Class R6 Shares	-5.20
MSCI World Index▼ (Broad Market Index)	4.36
MSCI All Country World Small Cap Index▼ (Style-Specific Index)	0.27
Lipper Global Small/Mid-Cap Funds Classification Average⬛ (Peer Group)	9.22
Source(s): ▼RIMES Technologies Corp.; ⬛ Lipper Inc.

Market conditions and your Fund

At the start of the fiscal year, macroeconomic and geopolitical issues mostly abated providing a favorable backdrop for global equity returns. Central banks maintained accommodative policies and better economic data and signs of progress in US and China trade talks also supported global equities.

    Global equity markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

    Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter.

    Despite a correction in September, global equity stocks finished the third quarter in positive territory after posting strong gains in July and August. Building on progress made in the latter part of the second quarter, many countries were able to continue reducing pandemic-related stringency protocols. As a result, the “green shoots” we saw at the end of the second quarter grew and flourished into the third quarter, as many countries experienced a strong economic rebound.

    At the end of the fiscal year, economic growth began to slow. This coincided with a resurgence in global infections with record highs in the US and in Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner. Global equity markets ended the fiscal year mixed, with emerging markets faring better than developed markets.

    Before we discuss the Fund’s results during the fiscal year, it is helpful to briefly explain how we manage the Fund for shareholders. We view ourselves as business people buying businesses, and we consider the purchase of a stock as an ownership interest in a business. We strive to develop a proprietary view of a business through in-depth, fundamental research that includes careful financial statement analysis and meetings with company management. We then seek to purchase businesses whose stock prices are below what we have calculated to be the true value of the company based on an estimate of its future free cash flows.

    Underweight exposure to the financials and real estate sectors – both relatively weak during the fiscal year - contributed to the Fund’s relative performance compared to the MSCI All Country World Small Cap Index, the Fund’s style-specific benchmark. From a regional perspective, holdings in Asia Pacific (ex-Japan) and the UK contributed to the Fund’s relative performance. Conversely, security selection in the information technology (IT) and energy sectors detracted from the Fund’s relative performance. Regionally, holdings in the US and Europe (ex-UK) detracted from the Fund’s relative returns.

    During the fiscal year, the top contributors to the Fund’s performance included Nuance Communications, a multinational software company providing conversational artificial intelligence solutions, and G4S, a UK-based company, specializing in the provisions of security services and solutions.

    The top detractors from the Fund’s performance over the fiscal year were Interface,a global manufacturer of commercial flooring, and Sabre, a provider of technology solutions to the global travel and tourism industry.

    During the fiscal year, new investments included Clipper Logistics, Insight Enterprises, Clarkson, BorgWarner, PageGroup, G4S, Ingevity,and Ryman Healthcare.

    Generally, we sell Fund holdings when they reach full valuation; if new, relatively more attractive investment opportunities exist; or if new information changes our thesis on the future of a business. As such, we sold our positions in National Veterinar, Delphi Technologies, IPSOS, Luk Fook Holdings International, Inter Cars, Axalta Coating Systems, Booz Allen Hamilton Holding, SBM Offshore, Spirit Airlines, Regal Beloit, Liberty Broadband, Clear Media and Sarine Technologies before the close of the fiscal year.

    As always, we thank you for your investment in Invesco Select Opportunities Fund.

Portfolio manager(s):

Virginia Au

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

4                      Invesco Select Opportunities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/3/12

1   Source: Lipper Inc.

2   Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

5                      Invesco Select Opportunities Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges

Class A Shares
Inception (8/3/12)	4.20%
5 Years	0.61
1 Year	-10.65

Class C Shares
Inception (8/3/12)	4.16%
5 Years	0.98
1 Year	-7.06

Class R Shares
Inception (8/3/12)	4.65%
5 Years	1.49
1 Year	-5.75

Class Y Shares
Inception (8/3/12)	5.17%
5 Years	2.01
1 Year	-5.20

Class R5 Shares
Inception (8/3/12)	5.17%
5 Years	2.01
1 Year	-5.27

Class R6 Shares
Inception (9/24/12)	5.17%
5 Years	2.01
1 Year	-5.20

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

6                      Invesco Select Opportunities Fund

Invesco Select Opportunities Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI World IndexSM (Net) is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for nonresident investors.
∎	The MSCI All Country World Small Cap Index (Net) is an unmanaged index considered representative of small-cap stocks across developed and emerging market countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Global Small/Mid-Cap Funds Classification Average represents an average of all funds in the Lipper Global Small/Mid-Cap Funds classification.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

7                      Invesco Select Opportunities Fund

Fund Information

Portfolio Composition

By sector		% of total net assets
Information Technology		30.01%
Industrials		24.48
Real Estate		7.74
Materials		6.12
Consumer Discretionary		5.78
Health Care		3.82
Financials		3.10
Other Sectors, Each Less than 2% of Net Assets		1.03
Money Market Funds Plus Other Assets Less Liabilities		17.92

Top 10 Equity Holdings*
		% of total net assets
1.	Colliers International Group, Inc.	7.74%
2.	Clipper Logistics PLC	7.40
3.	Nuance Communications, Inc.	7.33
4.	Global Payments, Inc.	5.93
5.	Insight Enterprises, Inc.	5.46
6.	Howden Joinery Group PLC	3.79
7.	Clarkson PLC	3.78
8.	BorgWarner, Inc.	3.71
9.	Adesso SE	3.60
10.	SIG Combibloc Group AG	3.57

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

8                      Invesco Select Opportunities Fund

Schedule of Investments

October 31, 2020

	Shares	Value
Common Stocks & Other Equity Interests-82.08%
Australia-2.07%
Corporate Travel Management Ltd.(a)	57,485	$590,783

Canada-7.74%
Colliers International Group, Inc.	31,213	2,212,377

Germany-3.60%
Adesso SE	13,784	1,028,487

Greece-1.03%
GasLog Ltd.	124,041	295,217

New Zealand-2.26%
Ryman Healthcare Ltd.	69,745	645,220

Switzerland-3.57%
SIG Combibloc Group AG(a)	49,765	1,022,219

United Kingdom-27.48%
Clarkson PLC	41,526	1,081,548
Clipper Logistics PLC	374,716	2,117,102
Dechra Pharmaceuticals PLC	9,869	446,631
Equiniti Group PLC(a)(b)	715,718	959,356
G4S PLC(a)	364,852	965,107
Howden Joinery Group PLC(a)	131,413	1,084,914
Inspired Energy PLC	1,143,758	188,907
PageGroup PLC(a)	218,773	1,014,372
		7,857,937

	Shares	Value
United States-34.33%
BorgWarner, Inc.	30,324	$1,060,734
CommScope Holding Co., Inc.(a)	71,094	632,737
Encore Capital Group, Inc.(a)	27,808	887,910
Global Payments, Inc.	10,742	1,694,443
Ingevity Corp.(a)	13,258	727,599
Insight Enterprises, Inc.(a)	29,244	1,560,167
Interface, Inc.	10,485	64,273
Nuance Communications, Inc.(a)	65,674	2,095,657
Performant Financial Corp.(a)	463,154	481,680
Sabre Corp.	93,427	609,144
		9,814,344
Total Common Stocks & Other Equity Interests (Cost $21,950,629)		23,466,584
Money Market Funds-12.75%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(c)(d)	1,276,330	1,276,330
Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(c)(d)	911,193	911,557
Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	1,458,662	1,458,662
Total Money Market Funds (Cost $3,646,637)		3,646,549
TOTAL INVESTMENTS IN SECURITIES–94.83% (Cost $25,597,266)		27,113,133
OTHER ASSETS LESS LIABILITIES-5.17%		1,477,463
NET ASSETS-100.00%		$28,590,596

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2020 represented 3.36% of the Fund’s Net Assets.

(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$258,854	$ 7,620,352	$ (6,602,876)	$ -	$ -	$1,276,330	$2,763
Invesco Liquid Assets Portfolio, Institutional Class	185,116	5,571,368	(4,845,176)	(93)	342	911,557	2,473
Invesco Treasury Portfolio, Institutional Class	295,834	8,708,972	(7,546,144)	-	-	1,458,662	3,105
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	1,820,740	(1,820,740)	-	-	-	16	*
Invesco Private Prime Fund	-	607,089	(607,109)	-	20	-	11	*
Total	$739,804	$24,328,521	$(21,422,045)	$(93)	$362	$3,646,549	$8,368

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Select Opportunities Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:
Investments in securities, at value (Cost $21,950,629)	$23,466,584

Investments in affiliated money market funds, at value (Cost $3,646,637)	3,646,549

Foreign currencies, at value (Cost $5,963)	5,981

Receivable for:
Investments sold	1,983,933

Fund shares sold	1,512

Dividends	3,560

Investment for trustee deferred compensation and retirement plans	22,642

Other assets	52,822

Total assets	29,183,583

Liabilities:
Payable for:
Fund shares reacquired	487,940

Accrued fees to affiliates	10,853

Accrued trustees’ and officers’ fees and benefits	257

Accrued other operating expenses	71,134

Trustee deferred compensation and retirement plans	22,803

Total liabilities	592,987

Net assets applicable to shares outstanding	$28,590,596

Net assets consist of:
Shares of beneficial interest	$34,567,952

Distributable earnings (loss)	(5,977,356)

$28,590,596

Net Assets:
Class A	$5,881,669

Class C	$1,120,312

Class R	$265,414

Class Y	$21,298,751

Class R5	$12,706

Class R6	$11,744

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	470,305
Class C	94,844
Class R	21,558
Class Y	1,678,536
Class R5	1,001
Class R6	926
Class A:
Net asset value per share	$12.51
Maximum offering price per share
(Net asset value of $12.51 ÷ 94.50%)	$13.24
Class C:
Net asset value and offering price per share	$11.81
Class R:
Net asset value and offering price per share	$12.31
Class Y:
Net asset value and offering price per share	$12.69
Class R5:
Net asset value and offering price per share	$12.69
Class R6:
Net asset value and offering price per share	$12.68

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Select Opportunities Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:
Dividends (net of foreign withholding taxes of $6,564)	$194,891

Dividends from affiliates (includes securities lending income of $677)	9,018

Total investment income	203,909

Expenses:
Advisory fees	314,258

Administrative services fees	5,813

Custodian fees	13,505

Distribution fees:
Class A	20,996

Class C	15,948

Class R	1,277

Transfer agent fees – A, C, R and Y	79,722

Transfer agent fees – R5	9

Transfer agent fees – R6	9

Trustees’ and officers’ fees and benefits	18,230

Registration and filing fees	61,539

Reports to shareholders	17,249

Professional services fees	48,696

Other	15,437

Total expenses	612,688

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(273,039)

Net expenses	339,649

Net investment income (loss)	(135,740)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(7,475,758)

Foreign currencies	16,990

(7,458,768)

Change in net unrealized appreciation (depreciation) of:
Investment securities	4,333,916

Foreign currencies	(289)

4,333,627

Net realized and unrealized gain (loss)	(3,125,141)

Net increase (decrease) in net assets resulting from operations	$(3,260,881)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Select Opportunities Fund

Statement of Changes in Net Assets

For the years ended October 31, 2020 and 2019

	2020	2019

Operations:
Net investment income (loss)	$(135,740)	$358,255

Net realized gain (loss)	(7,458,768)	2,039,620

Change in net unrealized appreciation (depreciation)	4,333,627	(3,355,104)

Net increase (decrease) in net assets resulting from operations	(3,260,881)	(957,229)

Distributions to shareholders from distributable earnings:
Class A	(495,086)	(573,902)

Class C	(111,210)	(256,083)

Class R	(10,802)	(13,600)

Class Y	(1,611,881)	(1,368,466)

Class R5	(667)	(744)

Class R6	(617)	(688)

Total distributions from distributable earnings	(2,230,263)	(2,213,483)

Return of capital:
Class A	(10,266)	–

Class R	(319)	–

Class Y	(35,206)	–

Class R5	(15)	–

Class R6	(14)	–

Total return of capital	(45,820)	–

Total distributions	(2,276,083)	(2,213,483)

Share transactions–net:
Class A	(3,544,848)	(935,804)

Class C	(1,262,753)	(3,680,814)

Class R	(31,516)	36,971

Class Y	(9,072,745)	8,310,885

Net increase (decrease) in net assets resulting from share transactions	(13,911,862)	3,731,238

Net increase (decrease) in net assets	(19,448,826)	560,526

Net assets:
Beginning of year	48,039,422	47,478,896

End of year	$28,590,596	$48,039,422

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Select Opportunities Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 10/31/20	$13.85	$(0.06)	$(0.63)	$(0.69)	$(0.05)	$(0.60)	$(0.00)	$(0.65)	$12.51	(5.43)%	$5,882	1.02	%(d)	1.71	%(d)	(0.50	)%(d)	37%
Year ended 10/31/19	15.09	0.09	(0.64)	(0.55)	(0.04)	(0.65)	–	(0.69)	13.85	(3.42)	11,009	1.02		1.64		0.61		40
Year ended 10/31/18	15.82	0.06	(0.79)	(0.73)	–	–	–	–	15.09	(4.61)	12,796	1.02		1.73		0.37		23
Year ended 10/31/17	13.03	0.05	2.74	2.79	–	–	–	–	15.82	21.41	19,351	1.08		1.73		0.33		30
Year ended 10/31/16	12.96	(0.04)	0.42	0.38	–	(0.31)	–	(0.31)	13.03	3.12	19,288	1.49		1.78		(0.32)		26
Class C
Year ended 10/31/20	13.16	(0.15)	(0.60)	(0.75)	–	(0.60)	–	(0.60)	11.81	(6.16)	1,120	1.77	(d)	2.46	(d)	(1.25	)(d)	37
Year ended 10/31/19	14.44	(0.02)	(0.61)	(0.63)	–	(0.65)	–	(0.65)	13.16	(4.17)	2,590	1.77		2.39		(0.14)		40
Year ended 10/31/18	15.24	(0.06)	(0.74)	(0.80)	–	–	–	–	14.44	(5.25)	6,722	1.77		2.48		(0.38)		23
Year ended 10/31/17	12.65	(0.06)	2.65	2.59	–	–	–	–	15.24	20.47	18,575	1.83		2.48		(0.42)		30
Year ended 10/31/16	12.68	(0.13)	0.41	0.28	–	(0.31)	–	(0.31)	12.65	2.38	18,859	2.24		2.53		(1.07)		26
Class R
Year ended 10/31/20	13.65	(0.09)	(0.64)	(0.73)	(0.01)	(0.60)	(0.00)	(0.61)	12.31	(5.75)	265	1.27	(d)	1.96	(d)	(0.75	)(d)	37
Year ended 10/31/19	14.88	0.05	(0.62)	(0.57)	(0.01)	(0.65)	–	(0.66)	13.65	(3.65)	321	1.27		1.89		0.36		40
Year ended 10/31/18	15.63	0.02	(0.77)	(0.75)	–	–	–	–	14.88	(4.80)	309	1.27		1.98		0.12		23
Year ended 10/31/17	12.91	0.01	2.71	2.72	–	–	–	–	15.63	21.07	385	1.33		1.98		0.08		30
Year ended 10/31/16	12.87	(0.07)	0.42	0.35	–	(0.31)	–	(0.31)	12.91	2.90	283	1.74		2.03		(0.57)		26
Class Y
Year ended 10/31/20	14.04	(0.03)	(0.64)	(0.67)	(0.08)	(0.60)	(0.00)	(0.68)	12.69	(5.20)	21,299	0.77	(d)	1.46	(d)	(0.25	)(d)	37
Year ended 10/31/19	15.32	0.12	(0.65)	(0.53)	(0.10)	(0.65)	–	(0.75)	14.04	(3.22)	34,092	0.77		1.39		0.86		40
Year ended 10/31/18	16.01	0.10	(0.79)	(0.69)	–	–	–	–	15.32	(4.31)	27,622	0.77		1.48		0.62		23
Year ended 10/31/17	13.16	0.09	2.76	2.85	–	–	–	–	16.01	21.66	14,430	0.83		1.48		0.58		30
Year ended 10/31/16	13.05	(0.01)	0.43	0.42	–	(0.31)	–	(0.31)	13.16	3.41	7,350	1.24		1.53		(0.07)		26
Class R5
Year ended 10/31/20	14.05	(0.03)	(0.65)	(0.68)	(0.08)	(0.60)	(0.00)	(0.68)	12.69	(5.27)	13	0.77	(d)	1.33	(d)	(0.25	)(d)	37
Year ended 10/31/19	15.32	0.12	(0.64)	(0.52)	(0.10)	(0.65)	–	(0.75)	14.05	(3.15)	14	0.77		1.27		0.86		40
Year ended 10/31/18	16.02	0.10	(0.80)	(0.70)	–	–	–	–	15.32	(4.37)	15	0.77		1.37		0.62		23
Year ended 10/31/17	13.17	0.09	2.76	2.85	–	–	–	–	16.02	21.64	16	0.83		1.38		0.58		30
Year ended 10/31/16	13.05	(0.01)	0.44	0.43	–	(0.31)	–	(0.31)	13.17	3.49	13	1.24		1.43		(0.07)		26
Class R6
Year ended 10/31/20	14.04	(0.03)	(0.65)	(0.68)	(0.08)	(0.60)	(0.00)	(0.68)	12.68	(5.28)	12	0.77	(d)	1.33	(d)	(0.25	)(d)	37
Year ended 10/31/19	15.31	0.12	(0.64)	(0.52)	(0.10)	(0.65)	–	(0.75)	14.04	(3.16)	13	0.77		1.27		0.86		40
Year ended 10/31/18	16.01	0.10	(0.80)	(0.70)	–	–	–	–	15.31	(4.37)	14	0.77		1.37		0.62		23
Year ended 10/31/17	13.16	0.09	2.76	2.85	–	–	–	–	16.01	21.66	15	0.83		1.38		0.58		30
Year ended 10/31/16	13.05	(0.01)	0.43	0.42	–	(0.31)	–	(0.31)	13.16	3.41	12	1.24		1.43		(0.07)		26

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $8,398, $1,595, $255, $29,009, $13 and $12 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Select Opportunities Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Select Opportunities Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

14                      Invesco Select Opportunities Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15                      Invesco Select Opportunities Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.800%

Next $250 million	0.780%

Next $500 million	0.760%

Next $1.5 billion	0.740%

Next $2.5 billion	0.720%

Next $2.5 billion	0.700%

Next $2.5 billion	0.680%

Over $10 billion	0.660%

For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.80%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through February 28, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.02%, 1.77%, 1.27%, 0.77%, 0.77% and 0.77%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2020, the Adviser waived advisory fees of $192,966 and reimbursed class level expenses of $17,046, $3,238, $520, $58,919, $9 and $9 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $1,285 in front-end sales commissions from the sale of Class A shares and $43 and $224 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s

16                      Invesco Select Opportunities Fund

own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$590,783	$–	$590,783

Canada	2,212,377	–	–	2,212,377

Germany	–	1,028,487	–	1,028,487

Greece	295,217	–	–	295,217

New Zealand	–	645,220	–	645,220

Switzerland	–	1,022,219	–	1,022,219

United Kingdom	–	7,857,937	–	7,857,937

United States	9,814,344	–	–	9,814,344

Money Market Funds	3,646,549	–	–	3,646,549

Total Investments	$15,968,487	$11,144,646	$–	$27,113,133

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $332.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2020 and 2019:

	2020	2019
Ordinary income	$426,856	$213,322
Long-term capital gain	1,803,407	2,000,161
Return of capital	45,820	–
Total distributions	$2,276,083	$2,213,483

Tax Components of Net Assets at Period-End:

		2020
Net unrealized appreciation – investments		$556,734
Net unrealized appreciation (depreciation) - foreign currencies		(133)
Temporary book/tax differences		(17,306)
Capital loss carryforward		(6,516,651)
Shares of beneficial interest		34,567,952
Total net assets		$28,590,596

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

17                      Invesco Select Opportunities Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2020, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$207,611	$6,309,040	$6,516,651

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $13,932,760 and $34,195,195, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$5,363,646
Aggregate unrealized (depreciation) of investments	(4,806,912)
Net unrealized appreciation of investments	$556,734

Cost of investments for tax purposes is $26,556,399.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating loss and return of capital, on October 31, 2020, undistributed net investment income (loss) was increased by $154,698, undistributed net realized gain (loss) was increased by $8,621 and shares of beneficial interest was decreased by $163,319. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended October 31, 2020(a)		Year ended October 31, 2019

	Shares	Amount	Shares	Amount
Sold:

Class A	50,472	$632,923	197,165	$2,584,151

Class C	10,731	124,843	68,815	850,246

Class R	3,927	49,937	1,863	25,916

Class Y	451,849	5,338,082	977,303	13,257,719

Issued as reinvestment of dividends:

Class A	35,973	495,705	39,440	517,055

Class C	8,275	108,321	19,961	250,316

Class R	773	10,508	1,001	12,949

Class Y	117,869	1,644,277	95,734	1,269,431

Automatic conversion of Class C shares to Class A shares:

Class A	145	2,082	31,858	446,486

Class C	(152)	(2,082)	(33,371)	(446,486)

Reacquired:

Class A	(410,994)	(4,675,558)	(321,519)	(4,483,496)

Class C	(120,836)	(1,493,835)	(324,194)	(4,334,890)

Class R	(6,667)	(91,961)	(139)	(1,894)

Class Y	(1,318,714)	(16,055,104)	(448,708)	(6,216,265)

Net increase (decrease) in share activity	(1,177,349)	$(13,911,862)	305,209	$3,731,238

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 72% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

18                      Invesco Select Opportunities Fund

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

NOTE 12–Significant Event

On October 20, 2020, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund closed to investments by new accounts after the close of business on October 22, 2020. The Fund will be liquidated on or about December 22, 2020.

19                      Invesco Select Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco Select Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Select Opportunities Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20                      Invesco Select Opportunities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (05/01/20)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,142.50	$5.49	$1,020.01	$5.18	1.02%
Class C	1,000.00	1,137.80	9.51	1,016.24	8.97	1.77
Class R	1,000.00	1,140.90	6.89	1,018.70	6.50	1.27
Class Y	1,000.00	1,144.30	4.15	1,021.27	3.91	0.77
Class R5	1,000.00	1,143.20	4.20	1,021.22	3.96	0.77
Class R6	1,000.00	1,144.30	4.15	1,021.27	3.91	0.77

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

21                      Invesco Select Opportunities Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Select Opportunities Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory contract with Invesco Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

    As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

    The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated

Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Canada Ltd. currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the MSCI All Country World Small Cap Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s value tilt and stock selection in certain sectors and regions detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the

22                      Invesco Select Opportunities Fund

Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

    The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

23                      Invesco Select Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$1,820,351
Corporate Dividends Received Deduction*	43.05%
Qualified Dividend Income*	100.00%
U.S. Treasury Obligations*	0.00%

*  The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$215,501

24                      Invesco Select Opportunities Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee

Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                      Invesco Select Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Bruce L. Crockett – 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)

Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199	Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                      Invesco Select Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                      Invesco Select Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                      Invesco Select Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                      Invesco Select Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group

(registered investment adviser)

			N/A	N/A

T-6                      Invesco Select Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

Officers–(continued)

Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7                      Invesco Select Opportunities Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-06463 and 033-44611                                     Invesco Distributors, Inc.                                                                          SOPP-AR-1

Annual Report to Shareholders	October 31, 2020

Invesco Oppenheimer International Growth Fund
Nasdaq:
A: OIGAX ∎ C: OIGCX ∎ R: OIGNX ∎ Y: OIGYX ∎ R5: INGFX ∎ R6: OIGIX

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

In the midst of a global pandemic, investors faced unprecedented economic events and market volatility with equity markets experiencing extreme price swings. As the reporting period began in the final months of 2019, better-than-expected third quarter corporate earnings and initial agreement of the phase one US-China trade deal provided a favorable backdrop for equities and impressive fourth quarter global equity returns.

As 2020 dawned, US investors were treated to equity gains culminating in record highs on February 19, 2020. The first half of the quarter, however, belied the impact that the coronavirus (COVID-19) would have on markets in a world faced with shuttered businesses and global lockdowns. Equity markets began to sell off in late February and plummeted in March. The speed and depth of market declines and reversals during the month made March 2020 one of the most volatile months on record. While equities languished, government bonds largely performed as expected as central banks cut interest rates, which lowered bond yields but sent bond prices soaring. In response to the financial and economic hardships caused by the pandemic, central banks and governments around the world responded with fiscal and monetary stimulus. The US Federal Reserve cut interest rates to near zero (0.00-0.25%) and announced an unprecedented quantitative easing program. The US administration also passed a $2.2 trillion economic-relief package – the largest in US history. Most major economies outside of the US provided liquidity in the bond and equity markets in the form of fiscal policy and quantitative easing.

Massive global fiscal and monetary responses prompted a remarkable global stock market rebound in the second quarter of 2020. All 11 sectors of the S&P 500 Index were positive for the quarter with the index recording its best quarterly performance since 1998. Technology stocks led the way pushing the Nasdaq Composite Index to record highs. The yield on the 10-year US Treasury stabilized after its large decline in the first quarter. Despite macroeconomic data that illustrated the enormous economic cost of the shutdowns – millions of US workers lost their jobs and the US economy contracted at a 5.0% annualized rate for the first quarter of 2020 – the overall tone of economic data improved during the second quarter.

In the third quarter, US equity markets provided further evidence that economic activity, post lockdowns, had improved. The US unemployment rate continued to fall and the Fed remained very accommodative messaging it would use average inflation targeting in setting new policy interest rates. The housing market rebounded sharply off its spring lows and companies reported better-than-expected Q2 earnings. As a whole, the third quarter was largely positive for US equities. In September, however, US stocks sold off amid a sharp resurgence in European COVID-19 cases and the lack of additional fiscal stimulus. October, the final month of the reporting period, also proved volatile with equity gains in first half of the month and then a sell-off in the last week due to concern over increased COVID-19 cases in the US and Europe and angst over the possibility of a contested US election. Despite the October decline, US stock market indices were largely positive for the reporting period. Global equity markets ended the reporting period mixed, with emerging markets faring better than developed markets.

As markets and investors attempt to adapt to a new normal, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with professional financial advisers. They can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2                      Invesco Oppenheimer International Growth Fund

Dear Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management  team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub- advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                      Invesco Oppenheimer International Growth Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2020, Class A shares of Invesco Oppenheimer International Growth Fund (the Fund), at net asset value (NAV), outperformed the MSCI All Country World ex USA Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 10/31/19 to 10/31/20, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.84%
Class C Shares	10.02
Class R Shares	10.58
Class Y Shares	11.13
Class R5 Shares	11.29
Class R6 Shares	11.29
MSCI All Country World ex USA Index▼	-2.61
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

At the start of the fiscal year, global equity markets faced volatility, hampered by US and China trade issues, potential for new tariffs and weakening global economic growth. Disagreement within the UK regarding its withdrawal from the European Union increased uncertainty for the UK and eurozone economies.

Macroeconomic and geopolitical issues mostly abated during the fourth quarter 2019, providing a favorable backdrop for global equity returns. In response to third quarter economic weakness, central banks maintained accommodative policies. Better economic data and signs of progress in US and China trade talks also supported global equities. The UK’s general election in December delivered a decisive victory to the conservative party, reaffirming the original Brexit vote and the UK’s eventual exit from the European Union.

Global equity markets started 2020 buoyed by positive economic data and the signing of the phase one US-China trade deal. However, initial optimism was dampened by the outbreak of the new coronavirus (COVID-19) that swiftly spread from China to other global regions. Global equity markets fell sharply as the human and economic cost of the COVID-19 pandemic mounted. At the same time, oil prices fell sharply as a price war between Saudi Arabia and Russia threatened to boost supply even as demand was falling. The US bull market came to an abrupt end, while global equity markets also fell sharply. As fear of a worldwide recession increased, central banks around the world took aggressive action to support both local markets and the global economy.

Despite the continuing global spread of COVID-19, many countries achieved some success in controlling the spread and were able to slowly re-open their economies. Global equity markets benefited from government policy responses to the crisis, which were swift and encouraging. Many economies received fiscal stimulus and very significant monetary stimulus. The massive monetary policy response created an environment in which investors embraced risk, and stocks rose globally after a deep rout in the first quarter. In this environment, global equity markets, both developed and emerging, ended the fiscal year in positive territory.

We identify structural growth trends in the global economy, investing in companies that can monetize them sustainably for many years – often decades. We buy these companies when they are trading at attractive valuations and hold them in the portfolio for a long period of time to benefit from the compounding of the returns they produce. This is a discipline that we have been following since the Fund was incepted in 1996.

The Fund delivered strong absolute and relative returns for the fiscal year ending October 31, 2020. The Fund’s quality growth-oriented portfolio provided downside protection during the dramatic COVID-19-related sell-off in the first quarter of 2020 and has been participating very well in the market rallies since March.

The Fund performed most strongly in the information technology and health care sectors as a result of our usual overweight exposures to these sectors and also our stock selection and in the financials sector as a result of our usual underweight exposure. The only sector in which the Fund underperformed on a relative basis during the fiscal year was in the communication services sector due to the Fund’s underweight exposure to the sector.

The three largest contributors to absolute performance during the fiscal year were ASML Holding, Taiwan Semiconductor Manufacturing and EPAM Systems.

ASML Holding, a Dutch company, makes the equipment needed for producing semiconductors. ASML is the only supplier of the extreme ultraviolet lithography equipment that is required to produce the next generation of semiconductor chips. In our opinion, the stock is reacting favorably to a growing appreciation of the company’s growth potential.

    Taiwan Semiconductor Manufacturing Company, more commonly known as TSMC, has become the dominant player in the semiconductor foundry industry. The need for semiconductors continues to proliferate as the internet of things becomes a reality and we digitize more of our business and personal activities. The complexity and capital intensity of high-end semiconductor production has highly concentrated the industry. It is now, in effect, an oligopoly. TSMC has the lion’s share and therefore captures a greater share of the profit pool in the industry.

    EPAM Systems is an Eastern European information technology services company that focuses on helping businesses digitize their operations. It has customers around the world and derives roughly half of its revenues from the US. In our opinion, the digitization of business operations is still in its early phase. EPAM’s addressable market is growing and deepening and we believe it will continue to do so for the foreseeable future.

    The three largest detractors from absolute performance for the fiscal year were Airbus, Melrose Industries and TechnipFMC.

    We believe Airbus dominates the wide-body, long haul jet market along with its US competitor, Boeing. During the COVID-19 market sell-off, anything and everything to do with travel sold off sharply. We have owned Airbus for many years and continue to view it as a profitable way to benefit from the very long-term trend of rising air travel. Airbus is going to have a tough year in 2020, along with its customers. However, we believe aviation will recover and so will Airbus. It’s a vital cog in our global transportation system.

    Melrose Industries is a UK company that acquires underperforming industrial businesses, primarily in the manufacturing sector, and improves their return structure. Melrose Industries has a significant investment in the aerospace industry, so its shares declined in conjunction with all things air travel-related in the COVID-19 market sell-off. We expect that air travel will be a later recovery activity post-COVID-19. We have been impressed with Melrose’s track record and consider them to be excellent allocators of capital and have maintained our position.

    TechnipFMC, a Franco-US company, is a leading provider of oil services around the world. The company is particularly strong in subsea environments. Technip is one of only two companies that we owned in the energy sector, given our preference for the “pick and shovel” companies over general producers within any commoditized industries. In our opinion, the newer, much lower price for oil is likely to hold for some time. As a result, we would expect capital expenditure in the industry to be significantly depressed for several years, which is fundamentally negative for

4                      Invesco Oppenheimer International Growth Fund

Technip’s revenue outlook. We exited our position during the fiscal year.

    Thank you for your continued investment in Invesco Oppenheimer International Growth Fund.

Portfolio manager(s):

Robert Dunphy

George Evans

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5                      Invesco Oppenheimer International Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/10

1	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                      Invesco Oppenheimer International Growth Fund

Average Annual Total Returns
As of 10/31/20, including maximum applicable sales charges

Class A Shares
Inception (3/25/96)	7.41%
10 Years	5.72
5 Years	4.17
1 Year	4.73
Class C Shares
Inception (3/25/96)	7.39%
10 Years	5.69
5 Years	4.57
1 Year	9.02
Class R Shares
Inception (3/1/01)	5.21%
10 Years	6.06
5 Years	5.10
1 Year	10.58
Class Y Shares
Inception (9/7/05)	6.65%
10 Years	6.64
5 Years	5.62
1 Year	11.13
Class R5 Shares
10 Years	6.38%
5 Years	5.47
1 Year	11.29
Class R6 Shares
Inception (3/29/12)	6.89%
5 Years	5.80
1 Year	11.29

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer International Growth Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer International Growth Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                      Invesco Oppenheimer International Growth Fund

Invesco Oppenheimer International Growth Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2020, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World ex USA® Index (Net) is an index considered representative of developed and emerging stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                      Invesco Oppenheimer International Growth Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Information Technology	23.97%
Consumer Discretionary	20.14
Health Care	18.75
Industrials	14.15
Consumer Staples	9.48
Communication Services	5.63
Materials	2.84
Other Sectors, Each Less than 2% of Net Assets	2.56
Money Market Funds Plus Other Assets Less Liabilities	2.48

Top 10 Equity Holdings*

		% of total net assets
1.	Taiwan Semiconductor Manufacturing Co. Ltd.	2.86%
2.	ASML Holding N.V.	2.85
3.	Hermes International	2.79
4.	Alibaba Group Holding Ltd., ADR	2.38
5.	Tencent Holdings Ltd.	2.33
6.	Swedish Match AB	2.09
7.	Roche Holding AG	2.02
8.	LVMH Moet Hennessy Louis Vuitton SE	1.97
9.	STMicroelectronics N.V.	1.96
10.	Hoya Corp.	1.95

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*   Excluding money market fund holdings, if any.

Data presented here are as of October 31, 2020.

9                      Invesco Oppenheimer International Growth Fund

Schedule of Investments

October 31, 2020

	Shares	Value

Common Stocks & Other Equity Interests–97.51%
Australia–1.95%
CSL Ltd.	1,103,149	$224,210,814

Belgium–0.56%
Galapagos N.V.(a)(b)	482,281	56,976,810

Galapagos N.V.(b)	65,448	7,729,115

		64,705,925

Canada–4.58%
Alimentation Couche-Tard, Inc., Class B	7,291,465	224,550,633

CAE, Inc.	3,812,669	65,161,355

Dollarama, Inc.	2,947,939	101,517,257

Saputo, Inc.	2,296,037	55,888,674

Shopify, Inc., Class A(a)	87,390	80,563,702

		527,681,621

China–4.71%
Alibaba Group Holding Ltd., ADR(a)	897,775	273,543,065

Tencent Holdings Ltd.	3,502,700	268,679,596

		542,222,661

Denmark–2.60%
Ascendis Pharma A/S, ADR(a)	503,629	82,267,797

Novo Nordisk A/S, Class B	3,405,547	217,790,756

		300,058,553

France–15.20%
Adevinta ASA, Class B(a)	2,604,473	40,289,966

Airbus SE(a)	1,546,146	113,571,016

Dassault Systemes SE	696,301	119,036,693

Edenred	2,288,202	106,846,807

EssilorLuxottica S.A.(a)	637,985	79,041,252

Hermes International	344,604	321,126,869

Kering S.A.	166,909	100,980,499

L’Oreal S.A.	325,406	105,385,759

LVMH Moet Hennessy Louis Vuitton SE	483,591	227,036,312

Sartorius Stedim Biotech	367,672	139,938,982

SEB S.A.	746,340	121,362,609

Ubisoft Entertainment S.A.(a)	1,458,047	128,804,259

Worldline S.A.(a)(c)	1,996,451	148,249,585

		1,751,670,608

Germany–6.82%
CTS Eventim AG & Co. KGaA(a)	1,919,548	85,076,816

Fresenius Medical Care AG & Co. KGaA	2,162,657	165,190,277

Infineon Technologies AG	5,818,480	162,941,110

SAP SE	1,351,336	144,016,671

Siemens AG	432,568	50,706,475

Siemens Healthineers AG(c)	4,132,780	177,562,525

		785,493,874

Hong Kong–0.65%
WH Group Ltd.	95,711,500	75,232,387

India–1.05%
Dr Lal PathLabs Ltd.(c)	261,505	8,124,056

Reliance Industries Ltd.	4,086,673	113,229,991

		121,354,047

	Shares	Value

Ireland–1.83%
Flutter Entertainment PLC(a)	1,215,453	$210,487,512

Italy–1.17%
Davide Campari-Milano N.V.	12,925,251	134,821,905

Japan–10.06%
Daikin Industries Ltd.	909,400	170,258,309

Hitachi Ltd.	1,547,200	52,175,388

Hoya Corp.	1,985,110	224,758,036

Keyence Corp.	461,584	209,315,965

Kobe Bussan Co. Ltd.	1,359,800	38,050,020

Nidec Corp.	1,680,640	168,949,203

Nihon M&A Center, Inc.	3,025,700	177,040,367

Nitori Holdings Co. Ltd.	578,800	119,441,678

		1,159,988,966

Netherlands–5.19%
Aalberts N.V.	3,637,144	122,202,399

Adyen N.V.(a)(c)	77,636	131,008,391

ASML Holding N.V.	904,183	328,719,969

Boskalis Westminster(a)	806,393	16,269,879

		598,200,638

New Zealand–1.43%
Xero Ltd.(a)	2,154,582	165,333,176

Spain–1.76%
Amadeus IT Group S.A.	1,937,126	92,849,890

Grifols S.A.	3,069,769	82,938,060

Prosegur Cash S.A.(c)	35,566,370	27,547,909

		203,335,859

Sweden–5.20%
Atlas Copco AB, Class A	5,037,985	222,508,166

Epiroc AB, Class A	9,099,977	136,039,803

Swedish Match AB	3,188,996	240,436,827

		598,984,796

Switzerland–9.85%
Barry Callebaut AG	53,945	111,406,331

Lonza Group AG	226,965	137,269,157

Novartis AG	869,078	67,828,127

Roche Holding AG	726,768	233,303,925

Sika AG	620,600	152,566,829

STMicroelectronics N.V.	7,395,095	225,846,584

Temenos AG	848,775	90,986,151

VAT Group AG(a)(c)	619,891	116,210,192

		1,135,417,296

Taiwan–2.86%
Taiwan Semiconductor Manufacturing Co. Ltd.	21,854,000	329,820,710

United Kingdom–11.80%
Blue Prism Group PLC(a)	2,372,417	47,469,867

boohoo Group PLC(a)	29,996,627	105,144,978

Britvic PLC	11,091,922	106,285,993

Compass Group PLC	7,737,505	105,838,583

GVC Holdings PLC(a)	9,809,356	122,860,112

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                      Invesco Oppenheimer International Growth Fund

	Shares	Value

United Kingdom–(continued)
Legal & General Group PLC	30,060,500	$ 72,269,655

London Stock Exchange Group PLC	1,024,230	109,881,763

Melrose Industries PLC	84,733,563	131,424,440

Next PLC	2,413,791	182,703,699

Ocado Group PLC(a)	6,161,080	181,741,248

Rightmove PLC(a)	15,677,005	125,615,317

Trainline PLC(a)(c)	19,246,080	68,681,385

		1,359,917,040

United States–8.24%
Atlassian Corp. PLC, Class A(a)	627,965	120,330,653

EPAM Systems, Inc.(a)	671,036	207,316,572

Ferguson PLC	1,119,762	112,362,286

James Hardie Industries PLC, CDI	7,138,451	174,382,704

Medtronic PLC	1,135,163	114,163,343

ResMed, Inc.	1,151,439	221,007,202

		949,562,760

Total Common Stocks & Other Equity Interests (Cost $6,586,178,577)		11,238,501,148

	Shares	Value

Preferred Stocks–0.01%
India–0.01%
Zee Entertainment Enterprises Ltd., 6.00%, Pfd. (Cost $0)	17,213,928	$ 845,511

Money Market Funds–1.61%
Invesco Government & Agency Portfolio, Institutional Class, 0.01%(d)(e)	65,131,259	65,131,259

Invesco Liquid Assets Portfolio, Institutional Class, 0.10%(d)(e)	46,494,554	46,513,152
Invesco Treasury Portfolio, Institutional Class, 0.01%(d)(e)	74,435,724	74,435,724

Total Money Market Funds (Cost $186,084,396)		186,080,135
TOTAL INVESTMENTS IN SECURITIES-99.13% (Cost $6,772,262,973)		11,425,426,794
OTHER ASSETS LESS LIABILITIES-0.87%		100,173,312
NET ASSETS-100.00%		$11,525,600,106

Investment Abbreviations:

ADR	- American Depositary Receipt
CDI	- CREST Depository Interest
Pfd.	- Preferred

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2020 was $677,384,043, which represented 5.88% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value October 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$196,446,145	$3,973,551,471	$(4,104,866,357)	$-	$-	$65,131,259	$893,254
Invesco Liquid Assets Portfolio, Institutional Class	-	192,219,804	(145,697,476)	(4,261)	(4,915)	46,513,152	12,533
Invesco Treasury Portfolio, Institutional Class	-	307,551,686	(233,115,962)	-	-	74,435,724	4,456
Investments in Other Affiliates:
Prosegur Cia de Seguridad S.A.	112,217,841	-	(110,496,967)	16,252,174	(17,973,048)	-	462,112
VAT Group AG*	272,526,250	-	(201,619,070)	32,124,427	13,178,585	116,210,192	3,737,203
Total	$581,190,236	$4,473,322,961	$(4,795,795,832)	$48,372,340	$(4,799,378)	$302,290,327	$5,109,558

*	At October 31, 2020, this security was no longer an affiliate of the Fund.
(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                      Invesco Oppenheimer International Growth Fund

Statement of Assets and Liabilities

October 31, 2020

Assets:

Investments in securities, at value (Cost $6,586,178,577)	$11,239,346,659
Investments in affiliated money market funds, at value (Cost $186,084,396)	186,080,135
Cash	20,298,012
Foreign currencies, at value (Cost $3,013,192)	3,009,947
Receivable for:
Investments sold	58,191,319
Fund shares sold	6,024,132
Dividends	45,288,265
Investment for trustee deferred compensation and retirement plans	635,292
Other assets	95,715
Total assets	11,558,969,476

Liabilities:

Payable for:
Investments purchased	9,667,327
Fund shares reacquired	15,301,672
Accrued fees to affiliates	4,610,768
Accrued trustees’ and officers’ fees and benefits	92,800
Accrued other operating expenses	3,061,511
Trustee deferred compensation and retirement plans	635,292
Total liabilities	33,369,370
Net assets applicable to shares outstanding	$11,525,600,106

Net assets consist of:

Shares of beneficial interest	$5,161,651,262
Distributable earnings	6,363,948,844
$11,525,600,106

Net Assets:

Class A	$1,472,092,503
Class C	$184,361,162
Class R	$263,105,698
Class Y	$4,132,109,842
Class R5	$11,851
Class R6	$5,473,919,050

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	32,092,972
Class C	4,257,341
Class R	5,857,800
Class Y	90,564,868
Class R5	257.8
Class R6	119,852,616
Class A:
Net asset value per share	$45.87
Maximum offering price per share (Net asset value of $45.87 ÷ 94.50%)	$48.54
Class C:
Net asset value and offering price per share	$43.30
Class R:
Net asset value and offering price per share	$44.92
Class Y:
Net asset value and offering price per share	$45.63
Class R5:
Net asset value and offering price per share	$45.97
Class R6:
Net asset value and offering price per share	$45.67

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                      Invesco Oppenheimer International Growth Fund

Statement of Operations

For the year ended October 31, 2020

Investment income:

Dividends (net of foreign withholding taxes of $18,079,822)	$134,945,409

Dividends from affiliates	5,109,558

Interest (net of foreign withholding taxes of $(1,372))	60,538

Total investment income	140,115,505

Expenses:

Advisory fees	87,015,081

Administrative services fees	1,940,317

Custodian fees	1,161,097

Distribution fees:
Class A	3,810,514

Class C	2,130,848

Class R	1,395,002

Transfer agent fees – A, C, R and Y	13,594,143

Transfer agent fees – R6	209,288

Trustees’ and officers’ fees and benefits	143,305

Registration and filing fees	156,557

Reports to shareholders	1,588,717

Professional services fees	90,689

Other	143,763

Total expenses	113,379,321

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(2,049,955)

Net expenses	111,329,366

Net investment income	28,786,139

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $7,065,607)	2,270,326,392

Foreign currencies	1,093,413

Forward foreign currency contracts	(72,087)

2,271,347,718

Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $10,698,513)	(1,045,173,590)

Foreign currencies	2,805,258

(1,042,368,332)

Net realized and unrealized gain	1,228,979,386

Net increase in net assets resulting from operations	$1,257,765,525

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                      Invesco Oppenheimer International Growth Fund

Statement of Changes in Net Assets

For the year ended October 31, 2020, period ended October 31, 2019, and the year ended November 30, 2018

	Year Ended October 31, 2020	Eleven Months Ended October 31, 2019	Year Ended November 30, 2018

Operations:

Net investment income	$28,786,139	$197,677,641	$276,978,576

Net realized gain	2,271,347,718	2,184,765	362,454,853

Change in net unrealized appreciation (depreciation)	(1,042,368,332)	2,124,910,396	(4,324,008,212)

Net increase (decrease) in net assets resulting from operations	1,257,765,525	2,324,772,802	(3,684,574,783)

Distributions to shareholders from distributable earnings:

Class A	(14,967,695)	(21,472,225)	(19,117,217)

Class C	(389,252)	(664,356)	–

Class R	(2,024,284)	(2,973,185)	(2,152,886)

Class Y	(66,722,610)	(124,261,284)	(110,353,712)

Class R5	(136)	–	–

Class R6	(92,899,212)	(135,457,439)	(111,069,812)

Total distributions from distributable earnings	(177,003,189)	(284,828,489)	(242,693,627)

Share transactions-net:

Class A	(416,354,710)	(625,772,217)	(703,314,792)

Class B	–	–	(3,096,841)

Class C	(75,863,463)	(140,057,632)	(58,174,703)

Class R	(75,420,935)	(107,203,986)	(37,402,650)

Class Y	(2,263,086,692)	(4,174,878,050)	(1,480,027,724)

Class R5	–	10,000	–

Class R6	(2,408,915,153)	(2,189,411,468)	(203,189,913)

Net increase (decrease) in net assets resulting from share transactions	(5,239,640,953)	(7,237,313,353)	(2,485,206,623)

Net increase (decrease) in net assets	(4,158,878,617)	(5,197,369,040)	(6,412,475,033)

Net assets:

Beginning of year	15,684,478,723	20,881,847,763	27,294,322,796

End of year	$11,525,600,106	$15,684,478,723	$20,881,847,763

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                      Invesco Oppenheimer International Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 10/31/20	$41.74	$(0.02)	$4.53	$4.51	$(0.38)	$45.87	10.84%	$1,472,093	1.10	%(e)	1.13	%(e)	(0.06	)%(e)	22%
Eleven months ended 10/31/19	37.08	0.33	4.71	5.04	(0.38)	41.74	13.75	1,746,483	1.10	(f)	1.10	(f)	0.93	(f)	10
Year ended 11/30/18	43.71	0.34	(6.71)	(6.37)	(0.26)	37.08	(14.66)	2,146,246	1.11		1.11		0.79		18
Year ended 11/30/17	34.34	0.35	9.38	9.73	(0.36)	43.71	28.61	3,249,744	1.13		1.13		0.89		22
Year ended 11/30/16	37.14	0.38	(2.87)	(2.49)	(0.31)	34.34	(6.73)	4,253,937	1.14		1.14		1.08		9
Year ended 11/30/15	36.45	0.31	0.68	0.99	(0.30)	37.14	2.76	5,394,512	1.14		1.14		0.85		10
Class C
Year ended 10/31/20	39.42	(0.33)	4.28	3.95	(0.07)	43.30	10.02	184,361	1.85	(e)	1.88	(e)	(0.81	)(e)	22
Eleven months ended 10/31/19	34.97	0.06	4.46	4.52	(0.07)	39.42	12.95	241,807	1.85	(f)	1.85	(f)	0.18	(f)	10
Year ended 11/30/18	41.29	0.02	(6.34)	(6.32)	-	34.97	(15.31)	345,228	1.86		1.86		0.04		18
Year ended 11/30/17	32.44	0.03	8.91	8.94	(0.09)	41.29	27.64	468,753	1.88		1.88		0.09		22
Year ended 11/30/16	35.10	0.10	(2.70)	(2.60)	(0.06)	32.44	(7.42)	453,990	1.89		1.89		0.30		9
Year ended 11/30/15	34.49	0.05	0.63	0.68	(0.07)	35.10	1.99	543,536	1.89		1.89		0.14		10
Class R
Year ended 10/31/20	40.88	(0.13)	4.44	4.31	(0.27)	44.92	10.58	263,106	1.35	(e)	1.38	(e)	(0.31	)(e)	22
Eleven months ended 10/31/19	36.32	0.24	4.61	4.85	(0.29)	40.88	13.47	313,081	1.35	(f)	1.35	(f)	0.68	(f)	10
Year ended 11/30/18	42.86	0.23	(6.58)	(6.35)	(0.19)	36.32	(14.88)	377,926	1.36		1.36		0.54		18
Year ended 11/30/17	33.70	0.21	9.25	9.46	(0.30)	42.86	28.31	486,089	1.38		1.38		0.55		22
Year ended 11/30/16	36.44	0.27	(2.79)	(2.52)	(0.22)	33.70	(6.96)	390,589	1.38		1.38		0.78		9
Year ended 11/30/15	35.80	0.23	0.65	0.88	(0.24)	36.44	2.50	400,622	1.39		1.39		0.64		10
Class Y
Year ended 10/31/20	41.51	0.08	4.52	4.60	(0.48)	45.63	11.13	4,132,110	0.85	(e)	0.88	(e)	0.19	(e)	22
Eleven months ended 10/31/19	36.92	0.42	4.67	5.09	(0.50)	41.51	14.01	5,993,234	0.85	(f)	0.85	(f)	1.18	(f)	10
Year ended 11/30/18	43.55	0.44	(6.69)	(6.25)	(0.38)	36.92	(14.47)	9,329,538	0.86		0.86		1.04		18
Year ended 11/30/17	34.23	0.41	9.37	9.78	(0.46)	43.55	28.96	12,543,811	0.88		0.88		1.04		22
Year ended 11/30/16	37.01	0.47	(2.85)	(2.38)	(0.40)	34.23	(6.49)	9,929,295	0.89		0.89		1.33		9
Year ended 11/30/15	36.36	0.42	0.64	1.06	(0.41)	37.01	2.99	10,782,234	0.89		0.89		1.13		10
Class R5
Year ended 10/31/20	41.80	0.15	4.55	4.70	(0.53)	45.97	11.29	12	0.69	(e)	0.69	(e)	0.35	(e)	22
Period ended 10/31/19(g)	38.79	0.23	2.78	3.01	-	41.80	7.76	11	0.74	(f)	0.74	(f)	1.29	(f)	10
Class R6
Year ended 10/31/20	41.55	0.15	4.52	4.67	(0.55)	45.67	11.29	5,473,919	0.69	(e)	0.69	(e)	0.35	(e)	22
Eleven months ended 10/31/19	36.98	0.48	4.67	5.15	(0.58)	41.55	14.18	7,389,864	0.69	(f)	0.69	(f)	1.34	(f)	10
Year ended 11/30/18	43.62	0.51	(6.69)	(6.18)	(0.46)	36.98	(14.32)	8,682,910	0.69		0.69		1.20		18
Year ended 11/30/17	34.31	0.45	9.40	9.85	(0.54)	43.62	29.14	10,542,873	0.69		0.69		1.15		22
Year ended 11/30/16	37.09	0.49	(2.81)	(2.32)	(0.46)	34.31	(6.31)	6,435,502	0.70		0.70		1.38		9
Year ended 11/30/15	36.43	0.48	0.65	1.13	(0.47)	37.09	3.19	4,381,328	0.70		0.70		1.31		10

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the eleven months ended October 31, 2019 and the years ended November 30, 2018, 2017, 2016 and 2015, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Ratios are based on average daily net assets (000’s omitted) of $1,547,550, $213,085, $279,000, $5,054,686, $11 and $6,362,873 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                      Invesco Oppenheimer International Growth Fund

Notes to Financial Statements

October 31, 2020

NOTE 1–Significant Accounting Policies

Invesco Oppenheimer International Growth Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

16                      Invesco Oppenheimer International Growth Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks - Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed

17                      Invesco Oppenheimer International Growth Fund

markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
First $250 million	0.800%
Next $250 million	0.770%
Next $500 million	0.750%
Next $1 billion	0.690%
Next $3 billion	0.670%
Next $5 billion	0.650%
Next $10 billion	0.630%
Next $10 billion	0.610%
Over $30 billion	0.590%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended October 31, 2020, the effective advisory fee rate incurred by the Fund was 0.65%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.10%, 1.85%, 1.35%, 0.85%, 0.74% and 0.69%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2020, the Adviser waived advisory fees of $184,127 and reimbursed class level expenses of $388,094, $57,982, $77,426, $1,325,459, $0 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2020, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2020, IDI advised the Fund that IDI retained $99,020 in front-end sales commissions from the sale of Class A shares and $2,132 and $4,624 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended October 31, 2020, the Fund incurred $338 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

18                      Invesco Oppenheimer International Growth Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$224,210,814	$–	$224,210,814

Belgium	7,729,115	56,976,810	–	64,705,925

Canada	527,681,621	–	–	527,681,621

China	273,543,065	268,679,596	–	542,222,661

Denmark	82,267,797	217,790,756	–	300,058,553

France	–	1,751,670,608	–	1,751,670,608

Germany	–	785,493,874	–	785,493,874

Hong Kong	–	75,232,387	–	75,232,387

India	845,511	121,354,047	—	122,199,558

Ireland	–	210,487,512	–	210,487,512

Italy	–	134,821,905	–	134,821,905

Japan	–	1,159,988,966	–	1,159,988,966

Netherlands	–	598,200,638	–	598,200,638

New Zealand	–	165,333,176	–	165,333,176

Spain	–	203,335,859	–	203,335,859

Sweden	–	598,984,796	–	598,984,796

Switzerland	–	1,135,417,296	–	1,135,417,296

Taiwan	–	329,820,710	–	329,820,710

United Kingdom	–	1,359,917,040	–	1,359,917,040

United States	662,817,770	286,744,990	–	949,562,760

Money Market Funds	186,080,135	–	–	186,080,135

Total Investments	$1,740,965,014	$9,684,461,780	$–	$11,425,426,794

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended October 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk

Realized Gain (Loss):
Forward foreign currency contracts	$(72,087)

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$9,303,127

19                      Invesco Oppenheimer International Growth Fund

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2020, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $16,867.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended October 31, 2020, Period Ended October 31, 2019 and the Year Ended November 30, 2018:

	Year Ended October 31, 2020	Eleven months Ended October 31, 2019	Year Ended November 30, 2018

Ordinary income*	$177,003,189	$284,828,489	$242,693,627

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2020

Undistributed ordinary income	$19,572,360

Undistributed long-term capital gain	1,696,894,651

Net unrealized appreciation – investments	4,646,020,459

Net unrealized appreciation - foreign currencies	2,089,845

Temporary book/tax differences	(628,471)

Shares of beneficial interest	5,161,651,262

Total net assets	$11,525,600,106

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2020.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2020 was $2,865,217,860 and $8,296,043,695, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$4,929,884,831

Aggregate unrealized (depreciation) of investments	(283,864,372)

Net unrealized appreciation of investments	$4,646,020,459

Cost of investments for tax purposes is $6,779,406,335.

20                      Invesco Oppenheimer International Growth Fund

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of an equalization payment, on October 31, 2020, undistributed net investment income was decreased by $4,220,938, undistributed net realized gain was decreased by $238,579,062 and shares of beneficial interest was increased by $242,800,000. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

			Summary of Share Activity

	Year ended October 31, 2020(a)		Eleven months ended October 31, 2019		Year ended November 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	4,929,736	$208,440,031	6,871,447	$264,050,494	13,042,124	$560,127,026

Class B(b)	-	-	-	-	991	42,173

Class C	253,152	10,099,321	553,040	19,733,822	1,363,260	56,199,892

Class R	770,790	31,990,751	1,426,463	53,719,770	2,704,918	114,658,142

Class Y	24,120,356	985,899,217	38,196,649	1,438,608,285	75,558,580	3,241,532,895

Class R5(c)	-	-	258	10,000	-	-

Class R6	20,059,354	800,379,878	48,275,973	1,845,003,663	72,450,594	3,098,489,284

Issued as reinvestment of dividends:
Class A	308,046	13,550,936	502,245	18,060,735	368,768	15,982,424

Class C	8,380	350,394	17,797	608,658	-	-

Class R	46,843	2,022,225	78,761	2,781,038	45,886	1,952,456

Class Y	1,056,005	46,105,173	2,617,559	93,420,675	2,017,447	86,851,078

Class R6	1,861,159	81,220,968	3,293,319	117,472,702	2,213,095	95,273,724

Automatic conversion of Class C shares to Class A shares:
Class A	539,885	24,031,600	1,171,497	47,493,837	-	-

Class C	(570,354)	(24,031,600)	(1,237,300)	(47,493,837)	-	-

Reacquired:
Class A	(15,530,731)	(662,377,277)	(24,582,143)	(955,377,283)	(29,869,620)	(1,279,424,242)

Class B(b)	-	-	-	-	(74,086)	(3,139,014)

Class C	(1,567,297)	(62,281,578)	(3,071,796)	(112,906,275)	(2,843,103)	(114,374,595)

Class R	(2,618,221)	(109,433,911)	(4,253,256)	(163,704,794)	(3,685,874)	(154,013,248)

Class Y	(78,997,222)	(3,295,091,082)	(149,109,574)	(5,706,907,010)	(112,942,542)	(4,808,411,697)

Class R6	(79,925,626)	(3,290,515,999)	(108,498,191)	(4,151,887,833)	(81,556,482)	(3,396,952,921)

Net increase (decrease) in share activity	(125,255,745)	$(5,239,640,953)	(187,747,252)	$(7,237,313,353)	(61,206,044)	$(2,485,206,623)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 40% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

      In addition, 9% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

(b)	All outstanding Class B shares converted to Class A shares on June 1, 2018.
(c)	Commencement date after the close of business on May 24, 2019.

NOTE 12–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

21                      Invesco Oppenheimer International Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco Oppenheimer International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer International Growth Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), hereafter referred to as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statement of Changes in Net Assets	Financial Highlights
For the year ended October 31, 2020 and the period December 1, 2018 through October 31, 2019.

For the year ended October 31, 2020 and the period December 1, 2018 through October 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.

For the year ended October 31, 2020 and the period May 24, 2019 (inception of offering) through October 31, 2019 for Class R5.

The financial statements of Invesco Oppenheimer International Growth Fund (formerly Oppenheimer International Growth Fund) as of and for the year ended November 30, 2018 and the financial highlights for each of the periods ended on or prior to November 30, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated January 22, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

December 29, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22                      Invesco Oppenheimer International Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/20)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,181.90	$6.03	$1,019.61	$5.58	1.10%
Class C	1,000.00	1,177.30	10.13	1,015.84	9.37	1.85
Class R	1,000.00	1,180.50	7.40	1,018.35	6.85	1.35
Class Y	1,000.00	1,183.40	4.67	1,020.86	4.32	0.85
Class R5	1,000.00	1,184.50	3.79	1,021.67	3.51	0.69
Class R6	1,000.00	1,184.10	3.79	1,021.67	3.51	0.69

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2020 through October 31, 2020, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

23                      Invesco Oppenheimer International Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Oppenheimer International Growth Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the MSCI EAFE® Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period, the fourth quintile for the three year period, and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and reasonably comparable to the performance of the Index for the three and five year periods. The Board considered that the Fund was created in connection with the Transaction and that the Fund’s performance prior to the closing of the Transaction after the close of business on May 24, 2019 is that of its predecessor fund. The Board noted that stock selection in certain sectors and regions detracted from Fund performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group

24                      Invesco Oppenheimer International Growth Fund

information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/ waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2019.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the

Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25                      Invesco Oppenheimer International Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2020:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$242,800,000
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                      Invesco Oppenheimer International Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			199	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                      Invesco Oppenheimer International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	199

Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	199	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	199

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)

Jack M. Fields – 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	199	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	199

Resideo Technologies, Inc. (Technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

T-2                      Invesco Oppenheimer International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	199	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	199

Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	199	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP

Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	199	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)); and Member of the Vestry of Trinity Church Wall Street

			199

Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	199	Elucida Oncology (nanotechnology & medical particles company); Atlantic Power Corporation (power generation company); ON Semiconductor Corporation (semiconductor manufacturing)

T-3                      Invesco Oppenheimer International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP and Federal Reserve Bank of Dallas	199	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	199	None
Daniel S. Vandivort –1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	199	None
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	199	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	199	enaible, Inc. (artificial intelligence technology); ISO New England, Inc. (non-profit organization managing regional electricity market)

T-4                      Invesco Oppenheimer International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.,; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-5                      Invesco Oppenheimer International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc;. and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; OppenheimerFunds Distributor, Inc., and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

T-6                      Invesco Oppenheimer International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-7                      Invesco Oppenheimer International Growth Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-06463 and 033-44611	Invesco Distributors, Inc.	O-IGR-AR-1

ITEM 2.    CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Pursuant to PCAOB Rule 3526, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following matters identified between November 1, 2019 to December 29, 2020 that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that five PwC Managers and one PwC Associate each held financial interests either directly or, in the case of two PwC Managers, indirectly through their spouse’s brokerage account, in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. In reporting the matters to the Audit Committee, PwC noted, among other things, that the impermissible holdings were disposed of by the individuals, the individuals were not in the chain of command of the audit or the audit partners of the Funds, the individuals either did not provide any audit services (or in the case of one PwC Manager and one PwC Associate, the individual did not have decision-making responsibility for matters that materially affected the audit and their audit work was reviewed by team members at least two levels higher than the individuals), or did not provide services of any kind to the Registrant or its affiliates, and the financial interests were not material to the net worth of each individual or their respective immediate family members and senior leadership of the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions or individuals ceased providing services. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2020	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2019
Audit Fees	$581,775	$501,973
Audit-Related Fees(1)	$28,200	$0
Tax Fees(2)	$362,897	$284,418
All Other Fees	$0	$0

Total Fees	$972,872	$786,391

(1)	Audit-Related Fees for the fiscal year ended October 31, 2020 includes fees billed for reviewing regulatory filings.

(2)

Tax Fees for the fiscal years ended October 31, 2020 and 2019 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$701,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$701,000	$690,000

(1)	Audit-Related Fees for the fiscal years ended 2020 and 2019 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

●	Management functions;
●	Human resources;
●	Broker-dealer, investment adviser, or investment banking services;
●	Legal services;
●	Expert services unrelated to the audit;
●	Any service or product provided for a contingent fee or a commission;
●	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
●	Tax services for persons in financial reporting oversight roles at the Fund; and
●	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
●	Financial information systems design and implementation;
●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
●	Actuarial services; and
●	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,227,000 for the fiscal year ended October 31, 2020 and $3,294,000 for the fiscal year ended October 31, 2019. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,290,897 for the fiscal year ended October 31, 2020 and $4,268,418 for the fiscal year ended October 31, 2019.

PwC provided audit services to the Investment Company complex of approximately $31 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of December 17, 2020, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 17, 2020, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.    EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM International Mutual Funds (Invesco International Mutual Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 8, 2021

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 8, 2021

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	January 8, 2021